UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Terry H. Lin, Esq.

TIAA-CREF Life Funds

730 Third Avenue

New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

Annual Report December 31, 2017 TIAA-CREF Life Funds The annual report contains the audited financial statements. Growth Equity Small-Cap Equity Bond Growth & Income Social Choice Equity Money Market Large-Cap Value Stock Index Balanced Real Estate Securities International Equity BUILT TO PERFORM. CREATED TO SERVE.

Contents

Understanding your TIAA-CREF Life Funds report	3

Market review	4

Information on the TIAA-CREF Life Funds	6

About the funds’ benchmarks	7

Important information about expenses	9

Fund performance
Growth Equity Fund	10
Growth & Income Fund	13
Large-Cap Value Fund	16
Real Estate Securities Fund	19
Small-Cap Equity Fund	22
Social Choice Equity Fund	25
Stock Index Fund	28
International Equity Fund	31
Bond Fund	34
Money Market Fund	38
Balanced Fund	41

Summary portfolios of investments	45

Audited financial statements
Statements of assets and liabilities	86
Statements of operations	90
Statements of changes in net assets	94
Financial highlights	102
Notes to financial statements	108

Report of independent registered public accounting firm	125

Trustees and officers	127

Important tax information	132

Additional information about index providers	133

How to reach us	Inside back cover

Understanding your TIAA-CREF Life Funds report

This annual report contains information about the eleven TIAA-CREF Life Funds and describes the funds’ results for the twelve months ended December 31, 2017. The report contains four main sections:

  • A market review from Brad Finkle, President of TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments.

  • The fund performance section compares each fund’s investment returns with those of its benchmark index.

  • The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2017.

  • The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Life Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds ◾ 2017 Annual Report     3

Market review

Global equities produced strong results in 2017, with many markets recording all-time highs. The pace of U.S. economic growth accelerated during the year, helping to push domestic stocks higher. Expanding economies around the world drove foreign stocks to impressive gains. In response to U.S. economic growth, the Federal Reserve raised the federal funds target rate three times in 2017. Some central banks around the world—including those in the United Kingdom and China—also began to reconsider their accommodative monetary policies. Long-term yields in the U.S. bond market declined, however, reflecting the continued attractiveness of longer-term U.S. Treasuries among foreign investors.

  • Returns for the eight TIAA-CREF Life Funds that invest primarily in equities ranged from 12.3% for both the Large-Cap Value Fund and the Real Estate Securities Fund to 34.5% for the Growth Equity Fund.

  • The Bond Fund advanced 4.5%, while the Balanced Fund gained 13.8%.

  • Most TIAA-CREF Life Funds outperformed their respective benchmarks for the period.

TIAA-CREF Life Funds performance review

In 2017, most of the TIAA-CREF Life Funds performed well, benefiting from the favorable market and economic environment. The Growth Equity Fund gained 34.5%, and was the best absolute performer, while the Growth & Income Fund returned 23.9%. Both Funds outpaced their respective benchmarks. However, the Large-Cap Value Fund rose a more modest 12.3% and trailed its benchmark.

The Small-Cap Equity Fund advanced 14.9% and exceeded the performance of its benchmark, the Russell 2000® Index. The Real Estate Securities Fund returned 12.3%, outperforming the FTSE NAREIT All Equity REITs Index.

The Social Choice Equity Fund, which does not invest in certain stocks because of its environmental, social and governance criteria, and the Stock Index Fund, each gained 21.0% for the year. The Funds both slightly trailed their mutual benchmark, the Russell 3000® Index.

With respect to foreign developed markets, the International Equity Fund gained 33.0% and outperformed its benchmark, the MSCI EAFE Index, by a wide margin.

In the fixed-income category, the Bond Fund rose 4.5% and outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, helped by strong results in the corporate bond sector.

The Balanced Fund, which invests in stock and bond funds, gained 13.8%, outperforming its composite index, while the Money Market Fund benefited from three U.S. interest-rate hikes in 2017.

For full details on all of the TIAA-CREF Life Funds, please see the commentaries starting on page 10.

4      2017 Annual Report  ∎  TIAA-CREF Life Funds

Global equity markets posted double-digit gains

The U.S. stock market, as measured by the broad-based Russell 3000 Index, rose 21.1% for the twelve months, driven by strong corporate profits and optimism over accelerated economic growth.

Foreign equities, as represented in U.S.-dollar terms by the MSCI EAFE Index, advanced at an even stronger pace, gaining 25.0%.

U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose by a more modest 3.5%. Corporate and municipal bonds continued to show strong returns among sectors in the Brad Finkle Aggregate Bond index.

Brad Finkle

Keep long-term goals in mind

Without question, 2017 was a good year for equity investors. Markets around the world advanced steadily, and many of them reached all-time highs, only to break their own records again and again during the year. However, it’s important to remember that times like these may understandably cause investors to rush into rising equity markets, specific sectors or popular individual stocks.

Rising prices tend to mask risks and the inherent difficulty of predicting the future—of markets, economies and geopolitical events. We encourage investors to keep in mind their long-term financial goals and their plans for trying to achieve them. We believe that the patience and discipline to remain invested in a diversified and well-balanced portfolio of financial assets can help investors work toward those long-term objectives.

As always, we recommend that you consult your financial advisor or call a TIAA financial consultant with any questions about your investments. To learn more, visit us at TIAA.org or call 800-842-2252. We would be happy to assist you.

Brad Finkle

President

TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments

TIAA-CREF Life Funds ◾ 2017 Annual Report     5

Information on the TIAA-CREF Life Funds

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

  • By visiting our website at TIAA.org; or

  • By calling us at 800-842-2252 to request a copy free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of December 31 or June 30; Form N-Q filings are as of March 31 or September 30. Copies of these forms are available:

  • Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or

  • From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800-223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6     2017 Annual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity Indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed-market countries outside North America—in Europe, Australasia and the Far East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in leading industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE NAREIT All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds ◾ 2017 Annual Report     7

About the funds’ benchmarks

Fixed-income Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Composite Index

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg Barclays U.S. Aggregate Bond Index). The fund’s composite benchmark combines those public indexes in proportions that reflect the fund’s target market sector allocations.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2018. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. NAREIT® is a trademark of the National Association of Real Estate Investment Trusts (“NAREIT”). All intellectual property rights in the Index vest in FTSE and NAREIT. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2017 Annual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge on purchases, on reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017–December 31, 2017).

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line shows hypothetical account values and expenses based on the fund’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds ◾ 2017 Annual Report     9

Growth Equity Fund

Performance for the twelve months ended December 31, 2017

The Growth Equity Fund returned 34.54% for the year, compared with the 30.21% return of its benchmark, the Russell 1000® Growth Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017.

U.S. stocks, as measured by the Russell 3000® Index, rose 21.13% over the period as investors responded to a more business-friendly political environment, the strengthening global economy and continued low inflation. Growth stocks outperformed their value counterparts by a substantial margin, while large-cap stocks surpassed shares of smaller companies. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2017, the Russell 1000 Growth Index posted an annual average return of 10.00%, outperforming the 7.10% average annual return of the Russell 1000 Value Index.

Fund posted double-digit gains, outperformed its benchmark

Ten of the eleven industry sectors within the Fund’s benchmark advanced for the year. Information technology (up 41.5%)—the benchmark’s largest sector—made the biggest impact on performance amid robust demand for mobile devices, digital content and other technology-related products and services. Other strong-performing sectors included industrials (up 31.4%), consumer discretionary (up 25.8%) and health care (up 25.7%). Together, these four sectors represented more than 80.0% of the benchmark’s total market capitalization on December 31, 2017. Utilities, which had the lowest weighting, had the highest performance (up 71.3%). Energy (down 6.7%) was the worst-performing sector.

In 2017, the Fund outperformed its benchmark, helped by favorable security selections. An overweight in software company Adobe Systems was the largest contributor, benefiting from stronger-than-expected earnings results. An out-of-benchmark investment in Chinese Internet company Tencent and an overweight position in medical robotics developer Intuitive Surgical were also beneficial.

By contrast, overweighting biotechnology company Celgene detracted, as did being underexposed to the strong results of technology behemoth Apple.

10      2017 Annual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of December 31, 2017
			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Growth Equity Fund	TLGQX	4/3/00	34.54%	17.87%	9.46%	0.60%	0.52%
Russell 1000® Growth Index		–	30.21	17.33	10.00	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2017 Annual Report     11

Growth Equity Fund

Expense example

Six months ended December 31, 2017

Growth Equity Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,148.66	$2.82
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half- year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$97.10 million

Portfolio turnover rate	81%

Number of holdings	83

Weighted median market capitalization	$88.86 billion

Price/earnings ratio (weighted 12-month trailing average)†	32.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017

More than $50 billion	67.0

More than $15 billion–$50 billion	25.5

More than $2 billion–$15 billion	7.5
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017
Information technology	46.1

Consumer discretionary	18.7

Health care	14.6

Industrials	8.0

Consumer staples	4.1

Financials	2.8

Materials	2.3

Energy	1.3

Short-term investments, other assets & liabilities, net	2.1
Total	100.0

12     2017 Annual Report  ∎ TIAA-CREF Life Funds

Growth & Income Fund

Performance for the twelve months ended December 31, 2017

The Growth & Income Fund returned 23.91% for the year, compared with the 21.83% return of its benchmark, the S&P 500® Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, the third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017.

The S&P 500 Index, a market capitalization-weighted index of 500 leading companies in leading industries of the U.S. economy, outpaced the 21.13% return of the broad-based Russell 3000® Index for the year. The S&P 500 holds large-cap stocks, while the Russell 3000 includes small-, mid- and large-cap issues.

For the ten years ended December 31, 2017, the S&P 500 Index had an average annual return of 8.50%, versus the 8.60% average annual gain of the Russell 3000 Index.

Fund posted double-digit gains, outperformed its benchmark

Nine of the eleven industry sectors within the Fund’s benchmark advanced for the year. Information technology (up 38.3%)—the benchmark’s largest sector—was the best performer amid robust demand for mobile devices, digital content and other technology-related products and services. Next in line were materials (up 23.1%), consumer discretionary (up 22.4%), financials (up 21.5%) and health care (up 21.5%). Together, these five sectors represented more than two-thirds of the benchmark’s total market capitalization on December 31, 2017. Telecommunication services (down 2.7%) and energy (down 1.9%) were the only decliners.

In 2017, stock selection helped the Fund outperform its benchmark. An underweight position in Exxon Mobil and out-of-benchmark investments in video game publisher Take-Two Interactive Software and Chinese Internet provider Tencent contributed most to relative performance. Exxon Mobil’s profits doubled but fell short of analysts’ expectations. Take-Two benefited from strong sales, while advertising revenue powered Tencent’s banner year.

By contrast, an underweight investment in Boeing, an out-of-benchmark holding in department store chain J.C. Penney and an overweight position in Newell Brands, a distributor of product brands including Sharpie and Rubbermaid, detracted from the Fund’s performance.

TIAA-CREF Life Funds  ◾  2017 Annual Report     13

Growth & Income Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Growth & Income Fund	TLGWX	4/3/00	23.91%	15.73%	8.92%	0.58%	0.52%
S&P 500® Index		–	21.83	15.79	8.50	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

14      2017 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Expense example

Six months ended December 31, 2017

Growth & Income Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,121.64	$2.78
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$145.81 million

Portfolio turnover rate	70%

Number of holdings	186

Weighted median market capitalization	$81.37 billion

Price/earnings ratio (weighted 12-month trailing average)†	30.4

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017
More than $50 billion	62.4

More than $15 billion–$50 billion	19.6

More than $2 billion–$15 billion	17.2

$2 billion or less	0.8

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017
Information technology	26.7

Health care	14.1

Financials	13.2

Consumer discretionary	12.2

Industrials	11.3

Consumer staples	9.8

Energy	6.5

Materials	3.8

Utilities	1.6

Telecommunication services	0.5

Short-term investments, other assets & liabilities, net	0.3

Total	100.0

TIAA-CREF Life Funds  ◾  2017 Annual Report     15

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2017

The Large-Cap Value Fund returned 12.34% for the year, compared with the 13.66% return of its benchmark, the Russell 1000® Value Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017.

U.S. stocks, as measured by the Russell 3000® Index, rose 21.13% over the period as investors responded to a more business-friendly political environment, the strengthening global economy and continued low inflation. Growth stocks outperformed their value counterparts by a substantial margin, while large-cap stocks surpassed shares of smaller companies. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2017, the Russell 1000 Value Index registered an average annual gain of 7.10%, less than the 10.00% average annual return of the Russell 1000 Growth Index.

Fund gained but trailed its benchmark

Nine of the eleven industry sectors in the Russell 1000 Value Index posted gains for the year. Information technology (up 28.4%) was the best-performing sector amid robust demand for mobile devices, digital content and other technology-related products and services. Next in line were materials (up 25.2%), financials (up 20.6%)—the benchmark’s largest sector—and health care (up 18.8%). Together, these four sectors represented more than one-half of the benchmark’s total market capitalization on December 31, 2017. Telecommunication services (down 3.5%) and energy (down 1.4%) were the benchmark’s only decliners.

In 2017, the Fund delivered a strong return but did not keep pace with its benchmark. The biggest detractor was an overweight position in J.C. Penney, which faced heightened competition from online retailers. Out-of-benchmark investments in Cenovus Energy and Pandora Media, as well as an overweight in energy contractor Nabors Industries, also hurt relative performance.

These negative effects were partly offset by a nonbenchmark position in Brazilian retailer Via Varejo, which had triple-digit gains. An underweight in poorly performing Exxon Mobil and an overweight in drug company Abbott Laboratories were also beneficial.

16      2017 Annual Report  ∎  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	TLLVX	10/28/02	12.34%	13.15%	6.81%	0.64%	0.52%
Russell 1000® Value Index		–	13.66	14.04	7.10	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds ◾ 2017 Annual Report     17

Large-Cap Value Fund

Expense example

Six months ended December 31, 2017

Large-Cap Value Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,083.42	$2.89

5% annual hypothetical return	1,000.00	1,022.43	2.80

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.55%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$76.47 million

Portfolio turnover rate	55%

Number of holdings	172

Weighted median market capitalization	$43.92 billion

Price/earnings ratio (weighted 12-month trailing average)†	39.8

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017
More than $50 billion	48.7

More than $15 billion–$50 billion	19.0

More than $2 billion–$15 billion	28.7
$2 billion or less	3.6

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017
Financials	24.9

Energy	12.9

Health care	11.8

Information technology	11.7

Consumer discretionary	9.7

Industrials	8.7

Consumer staples	7.7

Materials	7.2

Telecommunication services	3.3

Utilities	2.0

Real estate	0.6

Short-term investments, other assets & liabilities, net	–0.5
Total	100.0

18      2017 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2017

The Real Estate Securities Fund returned 12.32% for the year, compared with the 8.67% return of its benchmark, the FTSE NAREIT All Equity REITs Index.

For the year, the FTSE index trailed the 21.13% return of the broad U.S. stock market, as measured by the Russell 3000®Index. However, the Fund’s benchmark outperformed the 3.54% return of the domestic investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

REITs (real estate investment trusts), as measured by the FTSE NAREIT All Equity REITs Index, posted positive returns for the twelve months, supported by favorable property fundamentals and a historically low interest-rate environment. U.S. economic growth accelerated in 2017, while unemployment declined. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017.

For the ten years ended December 31, 2017, the Fund’s benchmark generated an average annual return of 7.77%, underperforming the 8.60% average annual gain of the Russell 3000 Index but outpacing the 4.01% average annual return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund delivered double-digit gains and surpassed its benchmark

Among the benchmark’s 16 property sectors and subsectors, most advanced for the year. The top performers were infrastructure (up 35.4%), data centers (up 28.4%) and manufactured homes (up 24.9%). The benchmark’s worst performers included shopping centers (down 11.4%) and regional malls (down 2.7%).

In 2017, the Fund produced solid gains and surpassed its benchmark through a combination of strong stock selection and sector allocation. An overweight position in industrial REIT Rexford Industrial Realty contributed most to the Fund’s relative performance, followed by investments in enterprise data center provider CyrusOne and colocation data services company Interxion. The Fund also benefited from non-REIT, real estate related sectors such as homebuilders.

These positive effects were partly offset by an underweight position in wireless telecommunication services provider SBA Communications and overweight positions in poorly performing office REIT SL Green Realty and retail REIT Federal Realty Investment Trust.

TIAA-CREF Life Funds  ◾  2017 Annual Report     19

Real Estate Securities Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	TLRSX	10/28/02	12.32%	9.79%	7.52%	0.65%	0.57%
FTSE NAREIT All Equity REITs Index		–	8.67	9.83	7.77	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

20      2017 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Expense example

Six months ended December 31, 2017

Real Estate Securities Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,052.62	$3.10
5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017

Net assets	$77.14 million

Portfolio turnover rate	35%

Number of holdings	62

Weighted median market capitalization	$11.45 billion

Price/earnings ratio (weighted 12-month trailing average)†	37.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017

More than $50 billion	10.1

More than $15 billion–$50 billion	35.3

More than $2 billion–$15 billion	48.7

$2 billion or less	5.9
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017

Specialized REITs	29.4

Retail REITs	16.1

Residential REITs	15.8

Office REITs	11.3

Industrial REITs	9.7

Health care REITs	5.8

Hotel & resort REITs	3.7

Diversified REITs	2.7

Mortgage REITs	1.3

IT consulting & other services	0.8

Real estate services	0.7

Data processing & outsourced services	0.6

Homebuilding	0.6

Short-term investments, other assets & liabilities, net	1.5
Total	100.0

TIAA-CREF Life Funds  ◾  2017 Annual Report     21

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2017

The Small-Cap Equity Fund returned 14.90% for the year, compared with the 14.65% return of its benchmark, the Russell 2000® Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017, reflecting growing price pressure over the twelve months.

U.S. stocks, as measured by the Russell 3000® Index, rose 21.13% over the period as investors responded to a more business-friendly political environment, the strengthening global economy and continued low inflation. Growth stocks outperformed their value counterparts by a substantial margin, while large-cap stocks surpassed shares of smaller companies. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2017, the Russell 2000 Index registered an average annual gain of 8.71%, slightly higher than the 8.60% average annual return of the Russell 3000 Index.

Stock choices boosted the Fund’s return

Ten of the eleven industry sectors in the Russell 2000 Index posted gains for the year. Health care (up 31.5%) was the standout performer amid an impressive rally in biotechnology stocks. The next-best performers were industrials (up 19.1%), information technology (up 17.0%) and materials (up 16.7%). Together, these four sectors represented nearly one-half of the total market capitalization of the index on December 31, 2017. The energy sector (down 20.0%) was weak but had minimal impact on the benchmark’s performance given its low weight.

In 2017, the Fund outpaced its benchmark on the strength of successful stock allocations. An overweight position in Spectrum Pharmaceuticals added the most value, lifted by optimism about a promising new cancer drug. Other top contributors to relative results included a nonbenchmark holding in Live Nation Entertainment and overweights in biotechnology company FibroGen and Grand Canyon Education.

Unfavorable stock choices dampened these positive effects. The largest detractor was an overweight in poorly performing Oasis Petroleum, followed by a lack of exposure to Exact Sciences, a medical diagnostics firm that experienced strong demand for its flagship product Cologuard.

22      2017 Annual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*

	Ticker	Inception date	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	TLEQX	10/28/02	14.90%	15.50%	9.47%	0.71%	0.53%
Russell 2000® Index		–	14.65	14.12	8.71	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds ◾ 2017 Annual Report     23

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2017

Small-Cap Equity Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,099.84	$2.81
5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$58.59 million
Portfolio turnover rate	77%
Number of holdings	288
Weighted median market capitalization	$2.70 billion
Price/earnings ratio (weighted 12-month trailing average)†	49.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017
More than $15 billion–$50 billion	0.4
More than $2 billion–$15 billion	67.6
$2 billion or less	32.0
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017
Information technology	17.0
Financials	16.9
Industrials	15.8
Health care	14.5
Consumer discretionary	12.3
Real estate	5.9
Materials	5.1
Energy	4.7
Utilities	3.3
Consumer staples	2.5
Telecommunication services	1.0
Short-term investments, other assets & liabilities, net	1.0
Total	100.0

24      2017 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2017

The Social Choice Equity Fund returned 20.96% for the year, compared with the 21.13% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of Russell 3000 Index stocks. Avoiding these companies produced mixed results, but the net effect was to slightly increase the Fund’s return relative to that of its benchmark. However, the Fund slightly lagged its benchmark for the twelve-month period due to expenses.

Among companies the Fund excluded, not being invested in Apple, Amazon.com and Facebook detracted the most from relative performance. Apple released the much-anticipated iPhone X in November and reported better-than-expected quarterly results. Amazon’s cloud-computing division Amazon Web Services drove impressive revenue gains. Facebook surpassed two billion monthly active users and reported strong sales helped by Instagram’s success.

On the positive side, omitting General Electric, Exxon Mobil and AT&T aided the Fund’s relative performance. General Electric’s stock declined substantially for the year. Exxon Mobil’s profits doubled but fell short of analysts’ expectations. AT&T stock ended the year lower as the U.S. Justice Department sued to block AT&T’s proposed merger with Time Warner.

Fund advanced but trailed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Not all stocks held by the Fund performed as anticipated. The three largest detractors were overweight positions in online travel services provider Priceline.com, auto parts and accessories retailer AutoZone and packaged food company Kraft Heinz. Priceline faced intense competition in the online travel market. AutoZone reported disappointing results amid a difficult environment for auto parts retailers. Kraft Heinz saw sales decline due to consumers’ growing preference for fresh, healthy food and shrinking supermarket shelf space.

Conversely, several positions made positive contributions. The top three contributors were overweight positions in graphics processing chip manufacturer NVIDIA, semiconductor equipment supplier Applied Materials and hotel operator Marriott. NVIDIA benefited from its growing data center business and strong demand for graphics chips used in artificial intelligence and cryptocurrency applications. Applied Materials reported record revenues and gained market share in several industries, while Marriott’s net income increased.

TIAA-CREF Life Funds  ◾  2017 Annual Report     25

Social Choice Equity Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	TLCHX	4/3/00	20.96%	14.71%	8.32%	0.36%	0.22%
Russell 3000® Index		–	21.13	15.58	8.60	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

26      2017 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Expense example

Six months ended December 31, 2017

Social Choice Equity Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,108.99	$1.17
5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017

Net assets	$61.38 million

Portfolio turnover rate	13%

Number of holdings	622

Weighted median market capitalization	$50.37 billion

Price/earnings ratio (weighted 12-month trailing average)†	27.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017

More than $50 billion	49.2

More than $15 billion–$50 billion	33.9

More than $2 billion–$15 billion	13.4

$2 billion or less	3.5

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017

Information technology	21.6

Financials	16.0

Health care	12.9

Consumer discretionary	12.3

Industrials	11.3

Consumer staples	7.1

Energy	5.9

Materials	3.9

Real estate	3.9

Utilities	2.7

Telecommunication services	1.7

Short-term investments, other assets & liabilities, net	0.7

Total	100.0

TIAA-CREF Life Funds  ◾  2017 Annual Report     27

Stock Index Fund

Performance for the twelve months ended December 31, 2017

The Stock Index Fund returned 21.01% for the year, compared with the 21.13% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017, reflecting growing price pressure over the twelve months.

U.S. stocks, as measured by the Russell 3000 Index, had strong gains over the period as investors responded to a more business-friendly political environment, the strengthening global economy and continued low inflation. Growth stocks outperformed their value counterparts by a substantial margin, while large-cap stocks surpassed shares of smaller companies. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nine of eleven sectors posted positive returns

Nine of the eleven industry sectors in the Fund’s benchmark index delivered positive performance for the year. Information technology (up 37.1%)—the benchmark’s largest sector—performed best amid robust demand for mobile devices, digital content and other technology-related products and services. Next in line were health care (up 22.9%), materials (up 22.9%), consumer discretionary (up 22.7%) and industrials (up 21.4%). Together, these five sectors represented more than three-fifths of the benchmark’s total market capitalization on December 31, 2017. Energy (down 2.3%) and telecommunication services (down 1.4%) were the benchmark’s only decliners.

All of the benchmark’s five largest stocks outperformed the benchmark for the twelve months. Amazon.com performed best with sizable double-digit gains, followed closely by Facebook. Apple was next in line, rising on strong international sales and investor enthusiasm for new products such as the iPhone 8 and Apple Watch Series 3. Microsoft and Berkshire Hathaway also posted strong results.

28      2017 Annual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Stock Index Fund	TLSTX	1/4/99	21.01%	15.50%	8.58%	0.12%	0.09%
Russell 3000® Index		–	21.13	15.58	8.60	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2017 Annual Report     29

Stock Index Fund

Expense example

Six months ended December 31, 2017

Stock Index Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,111.62	$0.48
5% annual hypothetical return	1,000.00	1,024.75	0.46

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017

Net assets	$445.43 million

Portfolio turnover rate	7%

Number of holdings	2,922

Weighted median market capitalization	$68.09 billion

Price/earnings ratio (weighted 12-month trailing average)†	26.8

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve- month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2017

More than $50 billion	56.2

More than $15 billion–$50 billion	21.0

More than $2 billion–$15 billion	19.2

$2 billion or less	3.6
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2017

Information technology	22.6

Financials	15.0

Health care	13.1

Consumer discretionary	12.3

Industrials	10.7

Consumer staples	7.2

Energy	5.7

Real estate	3.8

Materials	3.4

Utilities	2.9

Telecommunication services	1.9

Short-term investments, other assets & liabilities, net	1.4
Total	100.0

30      2017 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the twelve months ended December 31, 2017

The International Equity Fund returned 32.98% for the year, compared with the 25.03% return of its benchmark, the MSCI EAFE Index.

During the twelve-month period, gains by international stocks exceeded those of U.S. equities amid consistent worldwide economic growth. The economies of most European nations grew in 2017, boosted by household consumption and exports. Japan’s economy expanded at an annualized rate of 2.5% during the third quarter of 2017, the country’s seventh consecutive quarter of expansion. Inflation generally remained low to moderate around the world, while the U.S. dollar weakened against most major currencies. The U.S. Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, the third rate increase in 2017. The European Central Bank and the Bank of Japan left their benchmark interest rates unchanged. The Bank of England increased its benchmark interest rate for the first time in a decade.

All but one of the developed markets in the MSCI EAFE Index produced a double-digit gain in U.S.-dollar terms for the twelve months, and nearly all country returns were higher when converted from local currencies into U.S. dollars. The index’s four largest markets—Japan, the United Kingdom, France and Germany—each gained more than 20.0% in U.S.-dollar terms.

Fund substantially outperformed its benchmark

In 2017, the Fund significantly outpaced its benchmark on the strength of successful stock allocations. The two largest contributors to relative performance were overweight positions in French luxury goods company Kering and Japanese consumer electronics giant Sony. Third in line was an out-of-benchmark holding in India’s HDFC Bank.

Not all of the Fund’s investments performed as well as expected. The largest detractors were overweight positions in British supermarket chain Tesco and French financial firm Societe Generale, followed by an out-of-benchmark investment in French vehicle leasing and fleet management services provider ALD.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2017 Annual Report     31

International Equity Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
International Equity Fund	TLINX	4/3/00	32.98%	8.76%	1.82%	0.69%	0.60%
MSCI EAFE Index		–	25.03	7.90	1.94	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

32      2017 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Expense example

Six months ended December 31, 2017

International Equity Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,119.94	$3.21
5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017

Net assets	$115.41 million

Portfolio turnover rate	119%

Number of holdings	58

Weighted median market capitalization	$38.67 billion

Price/earnings ratio (weighted 12-month trailing average)†	22.4

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Portfolio composition

Sector	% of net assets as of 12/31/2017

Consumer discretionary	30.4

Industrials	23.3

Financials	21.7

Materials	10.6

Information technology	5.5

Consumer staples	3.9

Energy	1.5

Health care	1.3

Real estate	0.9

Short-term investments, other assets & liabilities, net	0.9

Total	100.0

Holdings by company size

% of equity investments
Market capitalization	as of 12/31/2017

More than $50 billion	35.1

More than $15 billion–$50 billion	33.0

More than $2 billion–$15 billion	30.7

$2 billion or less	1.2

Total	100.0

Holdings by country

% of portfolio investments as of 12/31/2017

Germany	19.9

France	17.3

Japan	16.4

United Kingdom	12.5

India	9.5

Switzerland	7.1

Italy	5.4

Canada	2.7

9 other nations	8.2

Short-term investments	1.0

Total	100.0

TIAA-CREF Life Funds  ◾  2017 Annual Report     33

Bond Fund

Performance for the twelve months ended December 31, 2017

The Bond Fund returned 4.54% for the year, compared with the 3.54% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period, while the price per barrel of West Texas Intermediate crude oil increased from nearly $54 at the end of 2016 to more than $60 at the close of 2017, reflecting growing price pressure over the twelve months.

Throughout 2017, enthusiasm for a strengthening global economy, steady labor markets, continued low inflation and a pro-business political environment led investors to favor higher-yielding fixed-income sectors, including corporate investment-grade bonds. Relatively stable credit conditions and reduced supply also bolstered performance for municipal bonds. At the same time, government credit and agency securities benefited from investor uncertainty over the potential for Federal Reserve interest-rate increases and a federal tax overhaul.

Fund outperformed its benchmark during the period

For the twelve-month period, the benchmark’s returns were driven primarily by corporate bonds, which gained 6.4% and accounted for 25.5% of the index’s total market capitalization. U.S. Treasuries, the largest index sector with a weighting of 36.7%, and mortgage-backed securities (MBS), at 27.7%, rose 2.3% and 2.5%, respectively. All sectors in the benchmark had positive performance, with notable gains from municipals (the smallest sector in the index), which returned 12.3%, and government credit securities, up 4.9%.

The Fund outperformed its benchmark during the period, with an overweight position in corporate bonds making the largest contribution to relative performance. The next-largest contributors were government credit securities, where favorable allocation was beneficial, and asset-backed securities, where security selection and asset allocation positioning all contributed positively.

By contrast, the Fund was held back by its yield curve positioning across the portfolio as well as by a small position in cash.

34      2017 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses*
	Ticker	Inception date	1 year	5 years	10 years	gross	net
Bond Fund	TLBDX	7/8/03	4.54%	2.62%	4.08%	0.42%	0.35%
Bloomberg Barclays U.S. Aggregate Bond Index		–	3.54	2.10	4.01	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2017 Annual Report     35

Bond Fund

Expense example

Six months ended December 31, 2017

Bond Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,016.16	$1.78
5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$199.97 million
Portfolio turnover rate	147%
Portfolio turnover rate, excluding mortgage dollar roll transactions	114%
Number of issues	809
Option-adjusted duration†	5.72 years
Average maturity‡	7.79 years

†

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

‡	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

% of net assets as of 12/31/2017
Corporate bonds	30.7
U.S. Treasury securities	21.9
Foreign government & corporate bonds denominated in U.S. dollars	14.9
Mortgage-backed securities	14.5
Asset-backed securities	8.9
Commercial mortgage-backed securities	3.7
Bank loan obligations	0.7
Municipal bonds	0.5
U.S. agency securities	0.2
Preferred stock	0.1
Short-term investments, other assets & liabilities, net	3.9
Total	100.0

36      2017 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2017
Less than 1 year	7.5
1–3 years	12.8
3–5 years	16.8
5–10 years	47.8
Over 10 years	15.1
Total	100.0

Holdings by credit quality*

% of fixed-income investments (excluding short-term investments) as of 12/31/2017
Aaa/AAA	43.7
Aa/AA	3.2
A/A	15.5
Baa/BBB	28.5
Ba/BB	4.1
B/B	3.1
Below B/B	1.2
Non-rated	0.7
Total	100.0

*

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ◾  2017 Annual Report     37

Money Market Fund

Performance for the twelve months ended December 31, 2017

The Money Market Fund returned 0.74% for the year, compared with the 0.47% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period.

The Federal Reserve raised the federal funds target rate three times during the period, with the final increase in December 2017. At period-end, the rate stood at 1.25%–1.50%. As a result of the Fed’s actions and signals, yields on LIBOR—a key interest-rate benchmark for money market funds—saw impressive gains. For the twelve-month period, one-month LIBOR yields more than doubled, rising from 0.77% on January 3, 2017, to 1.56% on December 29, 2017. Over the same period, three-month LIBOR rose from 1.00% to 1.69%; six-month LIBOR rose from 1.32% to 1.84%; and twelve-month LIBOR rose from 1.69% to 2.11%. (LIBOR is an indication of the interest rates that banks expect to pay to other banks for loans on the London market and is the most widely used benchmark for short-term rates.) In another beneficial development, the supply of short-term Treasuries and government agency securities increased in 2017.

Fund outperformed the iMoneyNet average

In this environment of rising interest rates, the return of the Money Market Fund outpaced that of the iMoneyNet government fund average for the twelve-month period. In pursuit of additional yield, the Fund held longer-dated floating-rate government agency securities. This strategy was generally successful due to the rise in short-term interest rates during the period, as floating-rate securities adjust more quickly to interest-rate changes than fixed-rate securities. As of December 26, 2017, the Fund’s weighted average maturity was 43 days, versus 32 days for the iMoneyNet government fund average, and this positioning was generally helpful for the Fund’s performance. (iMoneyNet releases their data on a weekly basis, and December 26 was the last date of release for the month.)

38      2017 Annual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 26, 2017*

	Current yield	Effective yield
Money Market Fund	1.08%	1.08%
iMoneyNet Money Fund Averages—All Government†	0.82	0.83

The current yield more closely reflects current earnings than does the total return.

*	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2017

			Total return	Average annual total return		Annual operating expenses‡

	Ticker	Inception date	1 year	5 years	10 years	gross	net
Money Market Fund	TLMXX	7/8/03	0.74%	0.21%	0.46%	0.26%	0.15%
iMoneyNet Money Fund Averages—All Government†		–	0.47	0.12	0.23	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in the TIAA-CREF Life Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does total return.

†

The iMoneyNet Money Fund Averages—All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. Agencies, repurchase agreements and government-backed floating rate notes. You cannot invest in it directly.

‡

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

TIAA-CREF Life Funds  ◾  2017 Annual Report     39

Money Market Fund

Expense example

Six months ended December 31, 2017

Money Market Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)
Actual return	$1,000.00	$1,004.68	$0.76
5% annual hypothetical return	1,000.00	1,024.45	0.77

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.15%. The expense charges of the Fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2017
Net assets	$82.41 million
Number of issues	116

Portfolio composition

% of net assets as of 12/31/2017
U.S. government agency securities	63.7
U.S. Treasury securities	21.2
Floating-rate securities, government	14.7
Other assets & liabilities, net	0.4
Total	100.0

40      2017 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2017

The Balanced Fund returned 13.82% for the year, compared with the 12.41% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000® Index, the MSCI EAFE Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. economic growth accelerated during the twelve-month period, while unemployment declined and inflation remained muted. Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at a rate of 2.3% in 2017, according to the U.S. government’s “advance” estimate for the full year. Unemployment declined to 4.1%—its lowest level in 17 years—and remained at that rate for the last three months of the period. In response to the growing economy, the Federal Reserve raised the federal funds target rate in December to a range of 1.25%–1.50%, which was the Fed’s third rate increase in 2017. Inflation remained modest throughout the period.

U.S. stocks, as measured by the Russell 3000 Index, rose 21.13% over the period as investors responded to a more business-friendly political environment, the strengthening global economy and continued low inflation. Growth stocks outperformed their value counterparts by a substantial margin, while large-cap stocks surpassed shares of smaller companies. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, returned 25.03%. (The MSCI EAFE returns are in U.S. dollars.)

The broad investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced 3.54% . All sectors in the benchmark delivered positive performance, with notable gains from the corporate, government credit and municipal bond sectors. The yield on the 10-Year U.S. Treasury Bond—a key long-term interest-rate benchmark—fell slightly, from 2.45% on January 3, 2017, to 2.40% on December 29, 2017 (bond yields move in the opposite direction of prices).

Foreign-equity and fixed-income investments drove relative performance

In 2017, the Fund delivered strong absolute performance, based on positive returns from stocks and bonds held by the underlying funds of the Balanced Fund. The Growth Equity Fund posted the largest gain.

The Fund outpaced its composite benchmark for the year, as six out of eight of its underlying funds outperformed their respective benchmarks. The International Equity Fund led contributors, followed by the Bond Fund, the Growth Equity Fund and the Growth & Income Fund. Conversely, the Large-Cap Value Fund detracted most from the Fund’s performance relative to its benchmark.

TIAA-CREF Life Funds  ◾  2017 Annual Report     41

Balanced Fund

Performance as of December 31, 2017

			Total return	Average annual total return	Annual operating expenses*†
	Ticker	Inception date	1 year	since inception	gross	net
Balanced Fund	TLBAX	1/31/14	13.82%	7.18%	0.65%	0.51%
Balanced Fund Composite Index‡		–	12.41	7.11§	–	–
Broad market indexes
Bloomberg Barclays U.S. Aggregate Bond Index		–	3.54	2.84§	–	–
Russell 3000® Index		–	21.13	12.66§	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement arrangements now in effect will continue through at least April 30, 2018, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

†

The gross and net annual operating expenses include acquired fund fees and expenses, which are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, shareholders bear these expenses indirectly because they reduce Fund performance.

‡

On December 31, 2017, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index, 40.0% Russell 3000 Index and 10.0% MSCI EAFE Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.

42      2017 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

$10,000 invested at fund’s inception

(Inception: January 31, 2014)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark and of a broad market index during the same period.

Expense example

Period ended December 31, 2017

Balanced Fund	Beginning account value (7/1/17)	Ending account value (12/31/17)	Expenses paid during period* (7/1/17–12/31/17)	Effective expenses paid during period† (7/1/17–12/31/17)
Actual return	$1,000.00	$1,063.00	$0.52	$2.65

5% annual hypothetical return	1,000.00	1,024.70	0.51	2.60

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2017. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2017 Annual Report     43

Balanced Fund

Fund profile

as of 12/31/2017
Net assets	$59.34 million

Asset allocation
% of net assets as of 12/31/2017
Equity

U.S. equity	40.0

International equity	10.0

Fixed income	49.9

Other assets & liabilities, net	0.1

Total	100.0

Target allocation

44      2017 Annual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,627	*,e	Tesla, Inc	$817,916	0.8%

			817,916	0.8

BANKS
35,680		Bank of America Corp	1,053,274	1.1

			1,053,274	1.1

CAPITAL GOODS
4,378		Boeing Co	1,291,116	1.3
7,818		Parker-Hannifin Corp	1,560,316	1.6
3,248		Roper Industries, Inc	841,232	0.9
		Other	1,512,916	1.6

			5,205,580	5.4

CONSUMER DURABLES & APPAREL			657,248	0.7

CONSUMER SERVICES
14,190		Marriott International, Inc (Class A)	1,926,009	2.0
40,240		Starbucks Corp	2,310,983	2.4

			4,236,992	4.4

DIVERSIFIED FINANCIALS
11,390		IntercontinentalExchange Group, Inc	803,678	0.8
		Other	856,166	0.9

			1,659,844	1.7

ENERGY
6,466	*	Concho Resources, Inc	971,322	1.0
		Other	251,163	0.3

			1,222,485	1.3

FOOD & STAPLES RETAILING
12,108		Wal-Mart Stores, Inc	1,195,665	1.2

			1,195,665	1.2

FOOD, BEVERAGE & TOBACCO
5,115		Costco Wholesale Corp	952,004	1.0
		Other	869,009	0.9

			1,821,013	1.9

HEALTH CARE EQUIPMENT & SERVICES
5,467	*	Intuitive Surgical, Inc	1,995,127	2.1
8,075		UnitedHealth Group, Inc	1,780,214	1.8
		Other	757,868	0.8

			4,533,209	4.7

HOUSEHOLD & PERSONAL PRODUCTS
7,575		Estee Lauder Cos (Class A)	963,843	1.0

			963,843	1.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	45

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

MATERIALS
6,874		Albemarle Corp	$879,116	0.9%
3,380		Sherwin-Williams Co	1,385,935	1.4

			2,265,051	2.3

MEDIA
9,086		Walt Disney Co	976,836	1.0
		Other	109	0.0

			976,945	1.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
8,776	*	Alexion Pharmaceuticals, Inc	1,049,522	1.1
17,390		Bristol-Myers Squibb Co	1,065,659	1.1
9,519	*,n	Celgene Corp	993,403	1.0
4,841	*	Illumina, Inc	1,057,710	1.1
11,192		Zoetis, Inc	806,272	0.8
		Other	4,680,540	4.8

			9,653,106	9.9

RETAILING
3,602	*	Amazon.com, Inc	4,212,431	4.3
27,160		Gap, Inc	925,070	1.0
10,700	n	Home Depot, Inc	2,027,971	2.1
2,089		Kering	983,348	1.0
6,158	*	NetFlix, Inc	1,182,090	1.2
		Other	2,131,867	2.2

			11,462,777	11.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
24,890		Applied Materials, Inc	1,272,377	1.3
8,088		Broadcom Ltd	2,077,807	2.1
5,426		NVIDIA Corp	1,049,931	1.1
		Other	381,337	0.4

			4,781,452	4.9

SOFTWARE & SERVICES
19,780		Activision Blizzard, Inc	1,252,470	1.3
14,632	*	Adobe Systems, Inc	2,564,112	2.6
4,913	*	Alibaba Group Holding Ltd (ADR)	847,148	0.9
1,975	*	Alphabet, Inc (Class A)	2,080,465	2.1
3,174	*	Alphabet, Inc (Class C)	3,321,274	3.4
27,021	*	eBay, Inc	1,019,772	1.1
21,676	*,n	Facebook, Inc	3,824,947	3.9
6,508	*	Gartner, Inc	801,460	0.8
7,426	*	IAC/InterActiveCorp	908,051	0.9
16,511		Intuit, Inc	2,605,105	2.7
16,994		MasterCard, Inc (Class A)	2,572,212	2.7
60,953		Microsoft Corp	5,213,920	5.4
23,030	*	PayPal Holdings, Inc	1,695,469	1.7
22,433	*	salesforce.com, Inc	2,293,326	2.4

46	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
22,682		Visa, Inc (Class A)		$2,586,202	2.7%
		Other		1,535,371	1.6

				35,121,304	36.2

TECHNOLOGY HARDWARE & EQUIPMENT
25,041		Apple, Inc		4,237,689	4.4
		Other		640,775	0.6

				4,878,464	5.0

TRANSPORTATION
4,511		FedEx Corp		1,125,675	1.1
10,601		Union Pacific Corp		1,421,593	1.5

				2,547,268	2.6

		TOTAL COMMON STOCKS	(Cost $59,481,036)	95,053,436	97.9

PURCHASED OPTIONS
DIVERSIFIED FINANCIALS				15,120	0.0

		TOTAL PURCHASED OPTIONS	(Cost $146,164)	15,120	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
$2,100,000		United States Cash Management Bill
		0.900%, 01/02/18		2,100,000	2.2

				2,100,000	2.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,049,051	c	State Street Navigator Securities Lending Government Money Market Portfolio		1,049,051	1.1

				1,049,051	1.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $3,148,998)	3,149,051	3.3

		TOTAL PORTFOLIO	(Cost $62,776,198)	98,217,607	101.2
		OTHER ASSETS & LIABILITIES, NET		(1,117,191)	(1.2)

		NET ASSETS		$97,100,416	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,000,845.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

At 12/31/17, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $167,629 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	47

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2017

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2017 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

PowerShares QQQ Trust Series 1, Put	450	$133,987	$146.00	1/19/18	$13,050
PowerShares QQQ Trust Series 1, Put	45	12,177	149.00	1/19/18	2,070

Total	495	$146,164			$15,120

Written options outstanding as of December 31, 2017 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Home Depot, Inc, Put	10	$(3,530)	$135.00	1/19/18	$(10)
PowerShares QQQ Trust Series 1, Put	450	(57,261)	138.00	1/19/18	(5,400)
PowerShares QQQ Trust Series 1, Call	450	(31,612)	156.00	1/19/18	(72,450)
PowerShares QQQ Trust Series 1, Call	45	(3,890)	159.00	1/19/18	(2,025)
PowerShares QQQ Trust Series 1, Put	45	(4,966)	141.00	1/19/18	(720)

Total	1,000	$(101,259)			$(80,605)

48	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$651,510	0.4%

BANKS
96,047		Bank of America Corp	2,835,307	2.0
22,451		Citigroup, Inc	1,670,579	1.2
30,306		JPMorgan Chase & Co	3,240,924	2.2
6,360		PNC Financial Services Group, Inc	917,684	0.6
		Other	3,386,322	2.3

			12,050,816	8.3

CAPITAL GOODS
4,020		Boeing Co	1,185,538	0.8
10,407		Caterpillar, Inc	1,639,935	1.1
11,929		Honeywell International, Inc	1,829,432	1.3
6,086		Parker-Hannifin Corp	1,214,644	0.8
5,114	n	Raytheon Co	960,665	0.7
		Other	5,407,876	3.7

			12,238,090	8.4

COMMERCIAL & PROFESSIONAL SERVICES
12,639		Waste Management, Inc	1,090,746	0.7

			1,090,746	0.7

CONSUMER DURABLES & APPAREL			3,619,317	2.5

CONSUMER SERVICES			1,704,390	1.2

DIVERSIFIED FINANCIALS
10,802		American Express Co	1,072,746	0.7
24,787		Morgan Stanley	1,300,574	0.9
		Other	2,390,728	1.7

			4,764,048	3.3

ENERGY
17,720		Chevron Corp	2,218,367	1.5
6,879	*	Concho Resources, Inc	1,033,363	0.7
20,647	*	Continental Resources, Inc	1,093,672	0.7
13,502		EOG Resources, Inc	1,457,001	1.0
		Other	3,740,522	2.6

			9,542,925	6.5

FOOD & STAPLES RETAILING
10,386	n	Wal-Mart Stores, Inc	1,025,618	0.7

			1,025,618	0.7

FOOD, BEVERAGE & TOBACCO
25,538		Coca-Cola Co	1,171,683	0.8
4,222	n	Constellation Brands, Inc (Class A)	965,023	0.7
5,235	n	Costco Wholesale Corp	974,338	0.7
12,403		Kraft Heinz Co	964,457	0.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	49

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO—continued
17,734	*	Monster Beverage Corp	$1,122,385	0.8%
12,431		Philip Morris International, Inc	1,313,335	0.9
		Other	3,587,036	2.4

			10,098,257	6.9

HEALTH CARE EQUIPMENT & SERVICES
4,075		Anthem, Inc	916,916	0.6
5,277		Cigna Corp	1,071,706	0.8
		Other	6,894,757	4.7

			8,883,379	6.1

HOUSEHOLD & PERSONAL PRODUCTS
14,743		Colgate-Palmolive Co	1,112,359	0.8
9,973		Procter & Gamble Co	916,319	0.6
		Other	1,160,506	0.8

			3,189,184	2.2

INSURANCE
15,791		American International Group, Inc	940,828	0.6
6,788	n	Chubb Ltd	991,930	0.7
		Other	434,102	0.3

			2,366,860	1.6

MATERIALS
26,165		DowDuPont, Inc	1,863,471	1.3
7,550	n	Praxair, Inc	1,167,834	0.8
		Other	2,539,044	1.7

			5,570,349	3.8

MEDIA
13,167	n	Walt Disney Co	1,415,584	1.0
		Other	2,071,463	1.4

			3,487,047	2.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
14,415		AbbVie, Inc	1,394,075	1.0
13,845		Johnson & Johnson	1,934,423	1.3
		Other	8,347,270	5.7

			11,675,768	8.0

RETAILING
2,774	*	Amazon.com, Inc	3,244,110	2.2
12,426		Home Depot, Inc	2,355,100	1.6
5,706	*,n	NetFlix, Inc	1,095,324	0.7
		Other	1,688,167	1.2

			8,382,701	5.7

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
18,977		Applied Materials, Inc	970,104	0.7
5,299		Broadcom Ltd	1,361,313	0.9

50	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
38,590		Intel Corp		$1,781,314	1.2%
6,743	n	NVIDIA Corp		1,304,771	0.9
		Other		1,453,663	1.0

				6,871,165	4.7

SOFTWARE & SERVICES
3,712	*	Alphabet, Inc (Class C)		3,884,237	2.7
15,056	*	Facebook, Inc		2,656,782	1.8
9,900		MasterCard, Inc (Class A)		1,498,464	1.1
52,825		Microsoft Corp		4,518,650	3.1
12,852	*	salesforce.com, Inc		1,313,860	0.9
		Other		8,452,742	5.8

				22,324,735	15.4

TECHNOLOGY HARDWARE & EQUIPMENT
34,224	n	Apple, Inc		5,791,727	4.0
34,334		Cisco Systems, Inc		1,314,992	0.9
		Other		2,480,583	1.7

				9,587,302	6.6

TELECOMMUNICATION SERVICES				715,936	0.5

TRANSPORTATION
7,847	n	Union Pacific Corp		1,052,283	0.7
		Other		2,099,691	1.5

				3,151,974	2.2

UTILITIES
5,923		NextEra Energy, Inc		925,113	0.6
		Other		1,409,251	1.0

				2,334,364	1.6

		TOTAL COMMON STOCKS	(Cost $96,457,025)	145,326,481	99.7

PURCHASED OPTIONS
CONSUMER SERVICES				1,045	0.0

FOOD, BEVERAGE & TOBACCO				3,485	0.0

HEALTH CARE EQUIPMENT & SERVICES				5,120	0.0

MEDIA				35	0.0

		TOTAL PURCHASED OPTIONS	(Cost $16,091)	9,685	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT				495,000	0.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	51

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
858,728	c	State Street Navigator Securities Lending Government Money Market Portfolio		$858,728	0.6%

				858,728	0.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,353,716)	1,353,728	0.9

		TOTAL PORTFOLIO	(Cost $97,826,832)	146,689,894	100.6
		OTHER ASSETS & LIABILITIES, NET		(883,617)	(0.6)

		NET ASSETS		$145,806,277	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

At 12/31/17, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $612,570 or 0.4% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

At 12/31/2017, the aggregate value of securities on loan is $830,199.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2017 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Caesarstone Ltd, Call	22	$3,338	$27.50	4/20/18	$1,045
Dish Network Corp, Call	7	2,979	65.00	1/19/18	35
Hain Celestial Group, Inc, Call	17	3,145	47.00	5/18/18	3,485
Humana, Inc, Call	4	1,967	280.00	2/16/18	380
Wellcare Health Plans, Inc, Call	6	4,662	220.00	6/15/18	4,740

Total	56	$16,091			$9,685

52	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2017

Written options outstanding as of December 31, 2017 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Adtran Inc, Put	42	$(2,278)	$17.00	5/18/18	$(2,310)
Alibaba Group Holding Ltd, Put	5	(650)	155.00	1/19/18	(165)
Allergan plc, Call	6	(1,728)	230.00	3/16/18	(186)
Allergan plc, Put	5	(9,740)	210.00	3/16/18	(23,912)
AMC Networks Inc, Put	12	(2,256)	45.00	3/16/18	(600)
Apple, Inc, Put	7	(560)	165.00	1/19/18	(910)
Axalta Coating Systems Ltd, Put	22	(1,078)	28.00	1/19/18	(220)
B&G Foods, Inc, Put	22	(803)	30.00	2/16/18	(770)
Bluebird Bio, Inc, Put	3	(207)	150.00	1/19/18	(120)
Caesarstone Ltd, Put	22	(2,491)	22.50	4/20/18	(4,730)
Casey’s General Stores, Inc, Put	7	(378)	100.00	1/19/18	(63)
CBS Corp, Put	10	(430)	52.50	1/19/18	(110)
Celgene Corp, Put	11	(20,550)	120.00	9/21/18	(20,652)
Celgene Corp, Put	7	(11,782)	115.00	1/18/19	(11,564)
Central Garden & Pet Co, Call	11	(1,188)	40.00	1/19/18	(825)
Cerner Corp, Put	9	(4,707)	65.00	6/15/18	(2,790)
Chemours Co, Put	14	(1,512)	46.00	1/19/18	(490)
Chubb Ltd, Put	6	(546)	140.00	1/19/18	(180)
Clovis Oncology Inc, Put	2	(986)	60.00	4/20/18	(954)
Coca-Cola European Partners Pl, Put	17	(442)	36.00	1/19/18	(170)
CommVault Systems, Inc, Put	14	(1,582)	50.00	2/16/18	(1,820)
Constellation Brands, Inc, Put	5	(479)	210.00	1/19/18	(375)
Costco Wholesale Corp, Put	2	(122)	177.50	1/19/18	(106)
Costco Wholesale Corp, Put	2	(194)	180.00	1/19/18	(178)
CSX Corp, Put	17	(2,023)	45.00	5/18/18	(1,267)
Dish Network Corp, Put	7	(343)	45.00	1/19/18	(350)
Dish Network Corp, Put	14	(8,372)	50.00	6/15/18	(8,330)
Expedia, Inc, Put	5	(6,370)	130.00	4/20/18	(6,425)
FedEx Corp, Call	4	(360)	260.00	1/5/18	(42)
FedEx Corp, Put	4	(328)	245.00	1/5/18	(240)
FedEx Corp, Put	4	(348)	247.50	1/5/18	(464)
FMC Corp, Put	10	(440)	80.00	1/19/18	(100)
General Dynamics Corp, Put	3	(215)	185.00	1/19/18	(57)
General Electric Co, Put	33	(4,686)	18.00	6/15/18	(4,653)
Goldman Sachs Group, Inc, Put	5	(720)	240.00	1/19/18	(445)
Goldman Sachs Group, Inc, Put	2	(3,500)	270.00	4/20/18	(4,020)
Hain Celestial Group, Inc, Call	17	(535)	55.00	5/18/18	(1,063)
Hain Celestial Group, Inc, Put	22	(2,552)	34.00	5/18/18	(1,760)
Hasbro, Inc, Call	5	(120)	100.00	1/12/18	(75)
Hasbro, Inc, Call	3	(207)	115.00	4/20/18	(135)
Hasbro, Inc, Put	4	(752)	85.00	2/16/18	(836)
Hasbro, Inc, Put	4	(1,132)	85.00	4/20/18	(1,440)
Hasbro, Inc, Put	4	(1,932)	90.00	4/20/18	(2,220)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	53

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2017

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Hasbro, Inc, Put	3	$(1,404)	$92.50	4/20/18	$(2,070)
Humana, Inc, Call	4	(413)	310.00	2/16/18	(120)
Humana, Inc, Put	4	(2,233)	220.00	2/16/18	(760)
Jazz Pharmaceuticals Plc, Put	7	(1,668)	120.00	1/19/18	(420)
J.B. Hunt Transport Services, Inc, Put	9	(486)	100.00	1/19/18	(112)
Lumentum Holdings, Inc, Put	22	(1,672)	32.50	3/16/18	(1,045)
Mattel, Inc, Put	22	(4,887)	15.00	1/18/19	(5,665)
Microsemi Corp, Put	14	(3,265)	50.00	3/16/18	(2,800)
Microstrategy Inc, Put	3	(1,054)	115.00	1/19/18	(45)
Mohawk Industries, Inc, Put	4	(482)	260.00	1/19/18	(190)
Monsanto Co, Put	13	(8,687)	97.50	1/19/18	(195)
Monsanto Co, Put	6	(1,248)	100.00	4/20/18	(900)
NetFlix, Inc, Put	6	(552)	172.50	1/12/18	(180)
Newell Brands Inc, Put	15	(6,870)	42.00	6/15/18	(16,725)
Nutanix, Inc, Put	7	(343)	27.50	2/16/18	(245)
Nutanix, Inc, Put	7	(686)	30.00	2/16/18	(490)
NuVasive, Inc, Call	10	(1,180)	70.00	3/16/18	(650)
NuVasive, Inc, Put	10	(2,432)	55.00	3/16/18	(2,175)
NVIDIA Corp, Call	4	(616)	220.00	1/26/18	(168)
NVIDIA Corp, Call	4	(2,412)	215.00	2/16/18	(1,608)
NVIDIA Corp, Put	4	(1,872)	175.00	1/19/18	(212)
Pioneer Natural Resources Co, Put	11	(10,263)	135.00	6/15/18	(2,420)
Praxair, Inc, Put	5	(270)	140.00	1/19/18	(63)
Praxair, Inc, Put	3	(2,169)	155.00	4/20/18	(2,085)
Raytheon Co, Put	5	(370)	175.00	1/19/18	(115)
Regeneron Pharmaceuticals Inc, Put	3	(9,474)	330.00	1/18/19	(7,650)
Schlumberger Ltd, Put	7	(4,903)	67.50	6/15/18	(2,835)
Seattle Genetics, Inc, Put	7	(931)	45.00	3/16/18	(770)
Teradata Corp, Put	14	(522)	35.00	1/19/18	(175)
Tiffany & Co, Put	10	(780)	90.00	1/19/18	(240)
Tripadvisor Inc, Put	22	(9,773)	33.00	6/15/18	(6,820)
Tronox Ltd, Put	22	(748)	16.00	1/19/18	(88)
Ulta Beauty Inc, Call	3	(1,449)	255.00	3/16/18	(1,260)
Ulta Beauty, Inc, Call	3	(1,599)	260.00	4/20/18	(1,410)
Ulta Beauty, Inc, Put	1	(1,588)	220.00	4/20/18	(1,350)
Ulta Beauty, Inc, Put	2	(4,246)	230.00	4/20/18	(3,810)
Union Pacific Corp, Put	7	(572)	125.00	1/26/18	(620)
United Parcel Service, Inc, Put	7	(359)	113.00	1/26/18	(245)
United States Steel Corp, Put	10	(690)	18.00	4/20/18	(65)
UnitedHealth Group, Inc, Put	4	(424)	205.00	1/19/18	(272)
Viacom, Inc, Call	10	(180)	35.00	1/19/18	(100)
Viacom, Inc, Put	14	(1,960)	27.50	6/15/18	(2,212)
WABCO Holdings Inc, Call	7	(1,477)	170.00	3/16/18	(175)
WABCO Holdings Inc, Put	7	(1,946)	130.00	3/16/18	(1,277)
WABCO Holdings Inc, Put	7	(2,418)	140.00	3/16/18	(2,975)

54	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2017

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Wal-Mart Stores, Inc, Put	6	$(2,748)	$100.00	3/16/18	$(2,430)
Walt Disney Co, Put	7	(508)	100.00	1/19/18	(56)
Wellcare Health Plans Inc, Put	6	(2,928)	165.00	6/15/18	(1,965)
Wellcare Health Plans, Inc, Call	6	(1,938)	240.00	6/15/18	(1,950)
WR Grace And Co, Put	10	(590)	62.50	1/19/18	(200)
Zimmer Biomet Holdings, Inc, Put	7	(308)	105.00	1/19/18	(77)

Total	841	$(214,217)			$(190,607)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	55

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
17,535		General Motors Co	$718,760	0.9%
		Other	279,787	0.4

			998,547	1.3

BANKS
92,704		Bank of America Corp	2,736,622	3.6
25,733		Citigroup, Inc	1,914,793	2.5
6,555		Comerica, Inc	569,040	0.7
11,577		JPMorgan Chase & Co	1,238,044	1.6
37,729		Regions Financial Corp	651,957	0.9
21,945		Wells Fargo & Co	1,331,403	1.7
11,839		Zions Bancorporation	601,776	0.8
		Other	1,337,502	1.8

			10,381,137	13.6

CAPITAL GOODS
60,682		General Electric Co	1,058,901	1.4
21,018		Triumph Group, Inc	571,689	0.7
		Other	3,988,405	5.2

			5,618,995	7.3

CONSUMER DURABLES & APPAREL
13,748	*	Skechers U.S.A., Inc (Class A)	520,224	0.7
		Other	563,341	0.7

			1,083,565	1.4

CONSUMER SERVICES
18,866		Melco Crown Entertainment Ltd (ADR)	547,869	0.7
		Other	2,326,485	3.0

			2,874,354	3.7

DIVERSIFIED FINANCIALS
5,587		Goldman Sachs Group, Inc	1,423,344	1.8
12,978		Morgan Stanley	680,956	0.9
		Other	1,969,016	2.6

			4,073,316	5.3

ENERGY
58,448		Cenovus Energy, Inc	533,630	0.7
8,105		Chevron Corp	1,014,665	1.3
11,169		EOG Resources, Inc	1,205,247	1.6
15,681		Exxon Mobil Corp	1,311,559	1.7
24,092	*	Matador Resources Co	749,984	1.0
40,225	*	Parsley Energy, Inc	1,184,224	1.5
13,760	*	RSP Permian, Inc	559,757	0.7
26,345		Williams Cos, Inc	803,259	1.1
		Other	2,488,630	3.3

			9,850,955	12.9

56	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

FOOD & STAPLES RETAILING			$935,236	1.2%

FOOD, BEVERAGE & TOBACCO
17,255		Kraft Heinz Co	1,341,749	1.7
21,098		Mondelez International, Inc	902,994	1.2
7,922		Philip Morris International, Inc	836,959	1.1
		Other	1,522,559	2.0

			4,604,261	6.0

HEALTH CARE EQUIPMENT & SERVICES
8,980		Cardinal Health, Inc	550,205	0.7
		Other	1,236,294	1.6

			1,786,499	2.3

HOUSEHOLD & PERSONAL PRODUCTS			362,099	0.5

INSURANCE
16,068		American International Group, Inc	957,331	1.3
3,596	*	Berkshire Hathaway, Inc (Class B)	712,799	0.9
4,219		Chubb Ltd	616,523	0.8
18,593		Metlife, Inc	940,062	1.2
		Other	1,347,665	1.8

			4,574,380	6.0

MATERIALS
13,695		DowDuPont, Inc	975,358	1.3
27,394	*	Louisiana-Pacific Corp	719,367	0.9
10,211		WR Grace and Co	716,097	0.9
		Other	3,090,293	4.1

			5,501,115	7.2

MEDIA			1,038,608	1.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
3,995		Allergan plc	653,502	0.9
8,726		Bristol-Myers Squibb Co	534,729	0.7
8,078		Gilead Sciences, Inc	578,708	0.8
7,743		Johnson & Johnson	1,081,852	1.4
17,738	*	Mylan NV	750,495	1.0
56,005		Pfizer, Inc	2,028,501	2.7
9,979	*	Schering-Plough Corp	561,519	0.7
		Other	1,014,481	1.3

			7,203,787	9.5

REAL ESTATE			488,131	0.6

RETAILING
9,835		Target Corp	641,734	0.9
		Other	781,598	1.0

			1,423,332	1.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	57

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
51,755	*,e	Advanced Micro Devices, Inc		$532,042	0.7%
12,746		Intel Corp		588,355	0.8
		Other		1,270,163	1.6

				2,390,560	3.1

SOFTWARE & SERVICES
16,961		Oracle Corp		801,916	1.0
19,799	*	Teradata Corp		761,470	1.0
		Other		1,727,203	2.3

				3,290,589	4.3

TECHNOLOGY HARDWARE & EQUIPMENT
37,158		Cisco Systems, Inc		1,423,151	1.9
		Other		1,847,866	2.4

				3,271,017	4.3

TELECOMMUNICATION SERVICES
42,864		AT&T, Inc		1,666,552	2.2
		Other		845,850	1.1

				2,512,402	3.3

TRANSPORTATION
14,787		Knight-Swift Transportation Holdings, Inc		646,488	0.8
		Other		417,125	0.6

				1,063,613	1.4

UTILITIES
17,243		FirstEnergy Corp		527,981	0.7
		Other		996,724	1.3

				1,524,705	2.0

		TOTAL COMMON STOCKS	(Cost $60,404,651)	76,851,203	100.5

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT				110,000	0.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,226,305	c	State Street Navigator Securities Lending Government Money Market Portfolio		1,226,305	1.6

				1,226,305	1.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,336,302)	1,336,305	1.7

		TOTAL PORTFOLIO	(Cost $61,740,953)	78,187,508	102.2
		OTHER ASSETS & LIABILITIES, NET		(1,717,407)	(2.2)

		NET ASSETS		$76,470,101	100.0%

58	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2017

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,163,153.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	59

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
DATA PROCESSING & OUTSOURCED SERVICES
22,000	*	GDS Holdings Ltd (ADR)	$495,660	0.6%

			495,660	0.6

DIVERSIFIED REITS
20,000		Gramercy Property Trust	533,200	0.7
150,000		Spirit Realty Capital, Inc	1,287,000	1.7
		Other	243,030	0.3

			2,063,230	2.7

HEALTH CARE REITS
20,000		HCP, Inc	521,600	0.7
45,000		Healthcare Trust of America, Inc	1,351,800	1.7
15,000		Ventas, Inc	900,150	1.2
23,000		Welltower, Inc	1,466,710	1.9
		Other	215,880	0.3

			4,456,140	5.8

HOMEBUILDING			448,000	0.6

HOTEL & RESORT REITS
38,000		Host Marriott Corp	754,300	1.0
22,000		Park Hotels & Resorts, Inc	632,500	0.8
68,000		Sunstone Hotel Investors, Inc	1,124,040	1.5
		Other	349,800	0.4

			2,860,640	3.7

INDUSTRIAL REITS
25,000		Duke Realty Corp	680,250	0.9
49,000		Prologis, Inc	3,160,990	4.1
82,000		Rexford Industrial Realty, Inc	2,391,120	3.1
24,000		Terreno Realty Corp	841,440	1.1
		Other	411,460	0.5

			7,485,260	9.7

IT CONSULTING & OTHER SERVICES
10,000	*	InterXion Holding NV	589,300	0.8

			589,300	0.8

MORTGAGE REITS
35,000		Starwood Property Trust, Inc	747,250	0.9
		Other	288,720	0.4

			1,035,970	1.3

OFFICE REITS
12,000		Alexandria Real Estate Equities, Inc	1,567,080	2.0
18,500		Boston Properties, Inc	2,405,555	3.1
30,000		Hudson Pacific Properties	1,027,500	1.3
21,000		Kilroy Realty Corp	1,567,650	2.1
15,000		SL Green Realty Corp	1,513,950	2.0
8,000		Vornado Realty Trust	625,440	0.8

			8,707,175	11.3

60	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Real Estate Securities Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

REAL ESTATE SERVICES
30,000		Kennedy-Wilson Holdings, Inc		$520,500	0.7%

				520,500	0.7

RESIDENTIAL REITS
5,000		AvalonBay Communities, Inc		892,050	1.2
15,000		Camden Property Trust		1,380,900	1.8
22,000		Equity Lifestyle Properties, Inc		1,958,440	2.5
31,000		Equity Residential		1,976,870	2.6
7,500		Essex Property Trust, Inc		1,810,275	2.3
65,000		Invitation Homes, Inc		1,532,050	2.0
19,500		Sun Communities, Inc		1,809,210	2.3
		Other		839,040	1.1

				12,198,835	15.8

RETAIL REITS
15,000		Agree Realty Corp		771,600	1.0
85,000		DDR Corp		761,600	1.0
13,000		Federal Realty Investment Trust		1,726,530	2.2
70,000		GGP, Inc		1,637,300	2.1
24,000		Regency Centers Corp		1,660,320	2.2
60,000		Retail Opportunities Investment Corp		1,197,000	1.6
25,000		Simon Property Group, Inc		4,293,500	5.6
		Other		342,120	0.4

				12,389,970	16.1

SPECIALIZED REITS
23,500		American Tower Corp		3,352,745	4.3
30,000		Crown Castle International Corp		3,330,300	4.3
22,000		CyrusOne, Inc		1,309,660	1.7
7,000		Digital Realty Trust, Inc		797,300	1.0
7,000		Equinix, Inc		3,172,540	4.1
13,000		Extra Space Storage, Inc		1,136,850	1.5
38,000		Four Corners Property Trust, Inc		976,600	1.3
40,000		National Storage Affiliates Trust		1,090,400	1.4
7,000		Public Storage, Inc		1,463,000	1.9
25,000		QTS Realty Trust, Inc		1,354,000	1.8
7,000	*	SBA Communications Corp		1,143,520	1.5
66,000		Weyerhaeuser Co		2,327,160	3.0
		Other		1,267,510	1.6

				22,721,585	29.4

		TOTAL COMMON STOCKS	(Cost $56,449,675)	75,972,265	98.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	61

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2017

Principal	Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
TREASURY DEBT
$920,000	United States Cash Management Bill 0.900%, 01/02/18		$920,000	1.2%

			920,000	1.2

	TOTAL SHORT-TERM INVESTMENTS	(Cost $919,977)	920,000	1.2

	TOTAL PORTFOLIO	(Cost $57,369,652)	76,892,265	99.7
	OTHER ASSETS & LIABILITIES, NET		251,589	0.3

	NET ASSETS		$77,143,854	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

62	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$431,157	0.7%

BANKS
9,580	l	Cathay General Bancorp	403,989	0.7
9,520	*	Essent Group Ltd	413,359	0.7
8,200		Hancock Holding Co	405,900	0.7
4,300		IBERIABANK Corp	333,250	0.6
32,420	*	MGIC Investment Corp	457,446	0.8
12,330		Provident Financial Services, Inc	332,540	0.6
20,920		Radian Group, Inc	431,161	0.7
16,110		Umpqua Holdings Corp	335,088	0.6
6,800	*	Walker & Dunlop, Inc	323,000	0.5
4,500		Wintrust Financial Corp	370,665	0.6
		Other	3,197,247	5.4

			7,003,645	11.9

CAPITAL GOODS
4,850	*	Beacon Roofing Supply, Inc	309,236	0.5
7,159		Comfort Systems USA, Inc	312,490	0.5
3,300		Curtiss-Wright Corp	402,105	0.7
5,887		EMCOR Group, Inc	481,262	0.8
6,000	*	Generac Holdings, Inc	297,120	0.5
6,800	*	Mastec, Inc	332,860	0.6
4,912	*	Patrick Industries, Inc	341,138	0.6
3,100	*	Trex Co, Inc	336,009	0.6
		Other	3,351,150	5.7

			6,163,370	10.5

COMMERCIAL & PROFESSIONAL SERVICES			1,800,076	3.1

CONSUMER DURABLES & APPAREL			1,822,127	3.1

CONSUMER SERVICES
4,100		Choice Hotels International, Inc	318,160	0.6
1,350		Churchill Downs, Inc	314,145	0.5
4,815	*	Grand Canyon Education, Inc	431,087	0.7
		Other	1,707,641	3.0

			2,771,033	4.8

DIVERSIFIED FINANCIALS
4,635		Evercore Partners, Inc (Class A)	417,150	0.7
		Other	1,556,489	2.7

			1,973,639	3.4

ENERGY
8,647		Delek US Holdings, Inc	302,126	0.5
6,100	*	PDC Energy, Inc	314,394	0.6
		Other	2,114,254	3.6

			2,730,774	4.7

FOOD & STAPLES RETAILING			214,280	0.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	63

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO			$937,163	1.6%

HEALTH CARE EQUIPMENT & SERVICES
3,850		Hill-Rom Holdings, Inc	324,516	0.5
3,430	*	Magellan Health Services, Inc	331,167	0.6
4,270	*	Masimo Corp	362,096	0.6
7,860	*	Merit Medical Systems, Inc	339,552	0.6
		Other	1,793,069	3.1

			3,150,400	5.4

HOUSEHOLD & PERSONAL PRODUCTS			338,255	0.6

INSURANCE
13,236		American Equity Investment Life Holding Co	406,742	0.7
		Other	526,925	0.9

			933,667	1.6

MATERIALS
8,939		Schnitzer Steel Industries, Inc (Class A)	299,456	0.5
		Other	2,698,889	4.6

			2,998,345	5.1

MEDIA			424,715	0.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
7,400	*	Catalent, Inc	303,992	0.5
7,200	*	Nektar Therapeutics	429,984	0.8
3,919	*	PRA Health Sciences, Inc	356,903	0.6
		Other	4,236,593	7.2

			5,327,472	9.1

REAL ESTATE
11,160		First Industrial Realty Trust, Inc	351,205	0.6
2,409		PS Business Parks, Inc	301,342	0.5
		Other	2,808,423	4.8

			3,460,970	5.9

RETAILING			1,766,136	3.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
3,375		Cabot Microelectronics Corp	317,520	0.5
3,500		MKS Instruments, Inc	330,750	0.6
3,462	*	Silicon Laboratories, Inc	305,695	0.5
		Other	1,143,630	2.0

			2,097,595	3.6

SOFTWARE & SERVICES
2,650	*	CACI International, Inc (Class A)	350,728	0.6
3,556	*	EPAM Systems, Inc	382,021	0.6
2,300		Fair Isaac Corp	352,360	0.6
7,511		Progress Software Corp	319,743	0.5
		Other	3,654,847	6.2

			5,059,699	8.5

64	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
2,600		SYNNEX Corp		$353,470	0.6%
3,400	*	Tech Data Corp		333,098	0.6
		Other		2,167,588	3.7

				2,854,156	4.9

TELECOMMUNICATION SERVICES
33,352	*	Vonage Holdings Corp		339,190	0.6
		Other		239,653	0.4

				578,843	1.0

TRANSPORTATION				1,262,309	2.2

UTILITIES
6,033		Avista Corp		310,639	0.5
4,979		Ormat Technologies, Inc		318,457	0.6
3,913		Southwest Gas Corp		314,918	0.5
		Other		975,217	1.7

				1,919,231	3.3

		TOTAL COMMON STOCKS	(Cost $46,927,124)	58,019,057	99.0

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
$645,000		United States Cash Management Bill 0.900%, 01/02/18		645,000	1.1

				645,000	1.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,026,084	c	State Street Navigator Securities Lending Government Money Market Portfolio		1,026,084	1.8

				1,026,084	1.8

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,671,068)	1,671,084	2.9

		TOTAL PORTFOLIO	(Cost $48,598,192)	59,690,141	101.9
		OTHER ASSETS & LIABILITIES, NET		(1,101,545)	(1.9)

		NET ASSETS		$58,588,596	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	65

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2017

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.

At 12/31/2017, the aggregate value of securities on loan is $991,476.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2017 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

Russell 2000 E Mini Index	6	3/16/18	$453,371	$460,950	$7,579

Bilateral total return swap contracts outstanding as of December 31, 2017 were as follows (See Note 3):

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount	Value	Unrealized appreciation (depreciation)

GSCBTINY Index	1M LIBOR + 0.130%	Total return of GSCBTINY as specified in contract	Goldman Sachs	2/2/18	$726,129	$726,129	$—
RU20INTR Index	Total return of RU20INTR as specified in contract	1M LIBOR	Goldman Sachs	2/2/18	362,600	362,600	—
RU25INTR Index	Total return of RU25INTR as specified in contract	1M LIBOR – 0.010%	Goldman Sachs	2/2/18	355,628	355,628	—

Total							$—

Abbreviation(s):

LIBOR	London Interbank Offered Rate
M	Month

66	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2017

Shares	Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS		$694,430	1.1%

BANKS
3,111	PNC Financial Services Group, Inc	448,886	0.7
8,755	US Bancorp	469,093	0.8
	Other	2,493,642	4.1

		3,411,621	5.6

CAPITAL GOODS
2,546	3M Co	599,252	1.0
2,388	Caterpillar, Inc	376,301	0.6
2,490	Illinois Tool Works, Inc	415,456	0.7
	Other	3,330,909	5.4

		4,721,918	7.7

COMMERCIAL & PROFESSIONAL SERVICES		458,873	0.7
CONSUMER DURABLES & APPAREL
7,127	Nike, Inc (Class B)	445,794	0.7
	Other	268,505	0.5

		714,299	1.2

CONSUMER SERVICES
3,509	McDonald’s Corp	603,969	1.0
7,281	Starbucks Corp	418,148	0.7
	Other	675,775	1.1

		1,697,892	2.8

DIVERSIFIED FINANCIALS
4,638	American Express Co	460,600	0.7
7,513	Bank of New York Mellon Corp	404,650	0.7
782	BlackRock, Inc	401,721	0.6
8,278	Charles Schwab Corp	425,241	0.7
	Other	2,265,770	3.7

		3,957,982	6.4

ENERGY
4,226	Valero Energy Corp	388,412	0.6
	Other	3,231,227	5.3

		3,619,639	5.9

FOOD & STAPLES RETAILING		368,760	0.6

FOOD, BEVERAGE & TOBACCO
14,476	Coca-Cola Co	664,159	1.1
5,544	PepsiCo, Inc	664,837	1.1
	Other	1,356,065	2.2

		2,685,061	4.4

HEALTH CARE EQUIPMENT & SERVICES
1,678	Anthem, Inc	377,567	0.6
1,813	Becton Dickinson & Co	388,091	0.6
	Other	1,989,626	3.3

		2,755,284	4.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	67

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
8,630		Procter & Gamble Co	$792,925	1.3%
		Other	484,967	0.8

			1,277,892	2.1

INSURANCE
2,854		Chubb Ltd	417,055	0.7
3,438		Prudential Financial, Inc	395,301	0.6
		Other	1,647,293	2.7

			2,459,649	4.0

MATERIALS			2,404,297	3.9

MEDIA
1,190	*	Charter Communications, Inc	399,792	0.6
4,451		Time Warner, Inc	407,133	0.7
6,027		Walt Disney Co	647,963	1.0
		Other	279,971	0.5

			1,734,859	2.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
3,158		Amgen, Inc	549,176	0.9
8,135		Bristol-Myers Squibb Co	498,513	0.8
3,687	*	Celgene Corp	384,775	0.6
6,238		Gilead Sciences, Inc	446,890	0.7
8,018		Johnson & Johnson	1,120,275	1.8
10,198	*	Schering-Plough Corp	573,842	1.0
		Other	1,604,426	2.6

			5,177,897	8.4

REAL ESTATE
2,786		American Tower Corp	397,479	0.6
		Other	1,999,585	3.3

			2,397,064	3.9

RETAILING
4,908		Lowe’s Companies, Inc	456,150	0.8
2,374	*	NetFlix, Inc	455,713	0.7
249	*	Priceline.com, Inc	432,697	0.7
		Other	1,343,391	2.2

			2,687,951	4.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
7,478		Applied Materials, Inc	382,275	0.6
16,619		Intel Corp	767,133	1.3
2,625		NVIDIA Corp	507,937	0.8
5,084		Texas Instruments, Inc	530,973	0.9
		Other	487,211	0.8

			2,675,529	4.4

68	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
3,329		Accenture plc		$509,637	0.8%
805	*	Alphabet, Inc (Class A)		847,987	1.4
836	*	Alphabet, Inc (Class C)		874,790	1.4
3,661		International Business Machines Corp		561,671	0.9
4,033		MasterCard, Inc (Class A)		610,435	1.0
19,428	d	Microsoft Corp		1,661,871	2.7
11,795		Oracle Corp		557,667	0.9
4,240	*	salesforce.com, Inc		433,455	0.7
		Other		2,074,655	3.4

				8,132,168	13.2

TECHNOLOGY HARDWARE & EQUIPMENT
18,837		Cisco Systems, Inc		721,457	1.2
		Other		1,736,021	2.8

				2,457,478	4.0

TELECOMMUNICATION SERVICES
14,669		Verizon Communications, Inc		776,430	1.3
		Other		261,103	0.4

				1,037,533	1.7

TRANSPORTATION
3,505		Union Pacific Corp		470,021	0.8
3,462		United Parcel Service, Inc (Class B)		412,497	0.7
		Other		867,621	1.4

				1,750,139	2.9

UTILITIES				1,677,719	2.7

		TOTAL COMMON STOCKS	(Cost $35,192,902)	60,955,934	99.3

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
$380,000		United States Cash Management Bill
		0.900%, 01/02/18		380,000	0.6

				380,000	0.6

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
380,914	c	State Street Navigator Securities Lending Government Money Market Portfolio		380,914	0.6

				380,914	0.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $760,904)	760,914	1.2

		TOTAL PORTFOLIO	(Cost $35,953,806)	61,716,848	100.5
		OTHER ASSETS & LIABILITIES, NET		(332,266)	(0.5)

		NET ASSETS		$61,384,582	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	69

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2017

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

At 12/31/17, the aggregate value of securities on loan is $366,959.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2017 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	3	3/16/18	$397,096	$401,400	$4,304

70	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$4,180,176	0.9%

BANKS
155,145		Bank of America Corp	4,579,880	1.0
42,329		Citigroup, Inc	3,149,701	0.7
55,264		JPMorgan Chase & Co	5,909,932	1.3
70,818		Wells Fargo & Co	4,296,528	1.0
		Other	12,408,537	2.8

			30,344,578	6.8

CAPITAL GOODS
9,252		3M Co	2,177,643	0.5
8,879		Boeing Co	2,618,506	0.6
139,217		General Electric Co	2,429,337	0.5
12,095		Honeywell International, Inc	1,854,889	0.4
		Other	25,173,353	5.7

			34,253,728	7.7

COMMERCIAL & PROFESSIONAL SERVICES			3,917,090	0.9

CONSUMER DURABLES & APPAREL			6,209,498	1.4

CONSUMER SERVICES
12,768		McDonald’s Corp	2,197,628	0.5
		Other	7,900,459	1.8

			10,098,087	2.3

DIVERSIFIED FINANCIALS			17,989,805	4.0

ENERGY
30,167		Chevron Corp	3,776,606	0.8
67,834	d	Exxon Mobil Corp	5,673,636	1.3
		Other	15,866,690	3.6

			25,316,932	5.7

FOOD & STAPLES RETAILING
22,971		Wal-Mart Stores, Inc	2,268,386	0.5
		Other	3,491,685	0.8

			5,760,071	1.3

FOOD, BEVERAGE & TOBACCO
30,539		Altria Group, Inc	2,180,790	0.5
61,473		Coca-Cola Co	2,820,381	0.6
22,698		PepsiCo, Inc	2,721,944	0.6
24,858		Philip Morris International, Inc	2,626,248	0.6
		Other	8,999,206	2.0

			19,348,569	4.3

HEALTH CARE EQUIPMENT & SERVICES
21,833		Medtronic plc	1,763,015	0.4
15,249		UnitedHealth Group, Inc	3,361,794	0.8
		Other	18,496,363	4.1

			23,621,172	5.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	71

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
40,963		Procter & Gamble Co	$3,763,680	0.9%
		Other	3,234,045	0.7

			6,997,725	1.6

INSURANCE
30,780	*	Berkshire Hathaway, Inc (Class B)	6,101,212	1.4
		Other	12,410,076	2.8

			18,511,288	4.2

MATERIALS
37,225		DowDuPont, Inc	2,651,165	0.6
		Other	12,505,837	2.8

			15,157,002	3.4

MEDIA
74,255		Comcast Corp (Class A)	2,973,913	0.7
24,699		Walt Disney Co	2,655,389	0.6
		Other	5,985,497	1.3

			11,614,799	2.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
25,401		AbbVie, Inc	2,456,531	0.5
11,721		Amgen, Inc	2,038,282	0.5
26,389		Bristol-Myers Squibb Co	1,617,118	0.4
43,146		Johnson & Johnson	6,028,359	1.4
94,681		Pfizer, Inc	3,429,346	0.8
43,667	*	Schering-Plough Corp	2,457,142	0.5
		Other	16,774,970	3.7

			34,801,748	7.8

REAL ESTATE			16,873,992	3.8

RETAILING
6,357	*	Amazon.com, Inc	7,434,321	1.7
18,867		Home Depot, Inc	3,575,862	0.8
		Other	11,813,014	2.6

			22,823,197	5.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
6,472		Broadcom Ltd	1,662,657	0.4
75,491		Intel Corp	3,484,665	0.8
9,108		NVIDIA Corp	1,762,398	0.4
15,985		Texas Instruments, Inc	1,669,473	0.4
		Other	8,251,462	1.9

			16,830,655	3.9

SOFTWARE & SERVICES
4,747	*	Alphabet, Inc (Class A)	5,000,490	1.1
4,824	*	Alphabet, Inc (Class C)	5,047,834	1.1
37,335	*	Facebook, Inc	6,588,134	1.5
13,543		International Business Machines Corp	2,077,767	0.5
15,023		MasterCard, Inc (Class A)	2,273,881	0.5

72	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2017

Shares	Company		Value	% of net assets

SOFTWARE & SERVICES—continued
120,004	Microsoft Corp		$10,265,142	2.3%
46,655	Oracle Corp		2,205,849	0.5
29,110	Visa, Inc (Class A)		3,319,122	0.7
	Other		22,598,786	5.1

			59,377,005	13.3

TECHNOLOGY HARDWARE & EQUIPMENT
82,206	Apple, Inc		13,911,721	3.1
79,292	Cisco Systems, Inc		3,036,884	0.7
	Other		7,167,824	1.6

			24,116,429	5.4

TELECOMMUNICATION SERVICES
98,172	AT&T, Inc		3,816,927	0.9
65,093	Verizon Communications, Inc		3,445,373	0.8
	Other		1,050,144	0.2

			8,312,444	1.9

TRANSPORTATION
12,600	Union Pacific Corp		1,689,660	0.4
	Other		7,883,959	1.7

			9,573,619	2.1

UTILITIES			13,079,167	2.9

	TOTAL COMMON STOCKS	(Cost $210,609,913)	439,108,776	98.6

RIGHTS / WARRANTS
PHARMACEUTICALS, BI OTECHNOLOGY & LIFE SCIENCES			121	0.0

	TOTAL RIGHTS / WARRANTS	(Cost $16)	121	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$5,170,000	Federal Home Loan Bank (FHLB) 1.050%, 01/02/18		5,170,000	1.1

			5,170,000	1.1

TREASURY DEBT			490,000	0.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	73

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
5,240,465	c	State Street Navigator Securities Lending Government Money Market Portfolio		$5,240,465	1.2%

				5,240,465	1.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $10,900,303)	10,900,465	2.4

		TOTAL PORTFOLIO	(Cost $221,510,232)	450,009,362	101.0
		OTHER ASSETS & LIABILITIES, NET		(4,579,371)	(1.0)

		NET ASSETS		$445,429,991	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

At 12/31/2017, the aggregate value of securities on loan is $5,029,585.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2017 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	40	3/16/18	$5,308,761	$5,352,000	$43,239

74	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2017

Shares		Company	Value	% of net assets

COMMON STOCKS
ARGENTINA
36,342		Grupo Supervielle S.A. (ADR)	$1,065,548	0.9%
		Other	593,526	0.5

			1,659,074	1.4

CANADA
54,709		Alimentation Couche Tard, Inc	2,854,704	2.5
		Other	304,656	0.2

			3,159,360	2.7

CHINA
2,047	*	Alibaba Group Holding Ltd (ADR)	352,964	0.3
14,257		Tencent Holdings Ltd	737,913	0.7

			1,090,877	1.0

DENMARK
15,977		DSV AS	1,257,163	1.1
6,702		Novo Nordisk AS	360,135	0.3

			1,617,298	1.4

FRANCE
129,321		Accor S.A.	6,657,434	5.8
80,379	*,e,g	ALD S.A	1,245,534	1.1
5,505		Kering	2,591,351	2.2
17,875		Nexity	1,063,280	0.9
46,751		Schneider Electric S.A.	3,963,571	3.4
43,685		Vinci S.A.	4,459,870	3.9

			19,981,040	17.3

GERMANY
21,276		Bayerische Motoren Werke AG.	2,205,940	1.9
9,548		Continental AG.	2,567,265	2.2
62,634		Daimler AG. (Registered)	5,296,358	4.6
31,684		Lanxess AG.	2,511,569	2.2
27,744	*	Linde AG.	6,479,630	5.6
181,735		TUI AG. (DI)	3,765,055	3.3

			22,825,817	19.8

HONG KONG
45,751		Melco Crown Entertainment Ltd (ADR)	1,328,609	1.2

			1,328,609	1.2

INDIA
73,194		Asian Paints Ltd	1,326,700	1.2
3,714		Eicher Motors Ltd	1,761,213	1.5
92,779		Havells India Ltd	815,879	0.7
74,043		HDFC Bank Ltd	2,173,087	1.9
117,378		Housing Development Finance Corp	3,143,222	2.7
68,815		IndusInd Bank Ltd	1,775,468	1.5

			10,995,569	9.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	75

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2017

Shares		Company		Value	% of net assets

ITALY
154,935		Mediobanca S.p.A.		$1,755,526	1.5%
186,459		Prada S.p.A		673,327	0.6
204,692	*	UniCredit S.p.A		3,818,371	3.3

				6,247,224	5.4

JAPAN
275,256		Hitachi Ltd		2,135,490	1.9
50,685		Ishikawajima-Harima Heavy Industries Co Ltd		1,681,039	1.5
220,408		JX Holdings, Inc		1,416,409	1.2
64,429		Komatsu Ltd		2,328,446	2.0
26,725		Konami Corp		1,469,667	1.3
3,966		Nintendo Co Ltd		1,428,143	1.2
16,013		Shin-Etsu Chemical Co Ltd		1,622,485	1.4
71,949	h	Sony Corp		3,229,275	2.8
56,402		Toyota Motor Corp		3,594,497	3.1

				18,905,451	16.4

KOREA, REPUBLIC OF				267,095	0.2

LUXEMBOURG				279,167	0.2

NETHERLANDS
5,399		Heineken NV		562,831	0.5

				562,831	0.5

RUSSIA
36,019		Sberbank of Russian Federation (ADR)		607,119	0.5

				607,119	0.5

SWEDEN
69,696		Electrolux AB (Series B)		2,243,888	2.0

				2,243,888	2.0

SWITZERLAND
326,857		Credit Suisse Group		5,829,726	5.1
834		Geberit AG.		367,099	0.3
7,057		Swatch Group AG. (Registered)		538,261	0.5
8,537		Vifor Pharma AG.		1,092,906	0.9
		Other		325,326	0.3

				8,153,318	7.1

UNITED KINGDOM
292,236		CNH Industrial NV		3,909,687	3.4
29,116		Diageo plc		1,067,229	0.9
26,235		Experian Group Ltd		578,290	0.5
5,045,364		Lloyds TSB Group plc		4,626,508	4.0
195,560		Travis Perkins plc		4,137,436	3.6
		Other		113,200	0.1

				14,432,350	12.5

		TOTAL COMMON STOCKS	(Cost $98,666,037)	114,356,087	99.1

76	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2017

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
TREASURY DEBT
$1,135,000		United States Cash Management Bill 0.900%, 01/02/18		$1,135,000	1.0%

				1,135,000	1.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
26,996	c	State Street Navigator Securities Lending Government Money Market Portfolio		26,996	0.0

				26,996	0.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,161,968)	1,161,996	1.0

		TOTAL PORTFOLIO	(Cost $99,828,005)	115,518,083	100.1
		OTHER ASSETS & LIABILITIES, NET		(112,354)	(0.1)

		NET ASSETS		$115,405,729	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $25,222.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. Restricted security. At 12/31/17, the aggregate value of these securities amounted to $1,245,534 or 1.1% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	77

Summary of market values by sector

International Equity Fund  ▪  December 31, 2017

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$35,083,628	30.4%
INDUSTRIALS	26,830,552	23.3
FINANCIALS	25,086,093	21.7
MATERIALS	12,242,392	10.6
INFORMATION TECHNOLOGY	6,391,272	5.5
CONSUMER STAPLES	4,484,764	3.9
ENERGY	1,721,065	1.5
HEALTH CARE	1,453,041	1.3
REAL ESTATE	1,063,280	0.9
SHORT-TERM INVESTMENTS	1,161,996	1.0
OTHER ASSETS & LIABILITIES, NET	(112,354)	(0.1)

NET ASSETS	$115,405,729	100.0%

78	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Bond Fund  ▪  December 31, 2017

Principal	Issuer		Value	% of net assets

	BANK LOAN OBLIGATIONS
	CAPITAL GOODS		$24,411	0.0%

	COMMERCIAL & PROFESSIONAL SERVICES		120,632	0.1

	CONSUMER SERVICES		189,124	0.1

	ENERGY		16,444	0.0

	FOOD, BEVERAGE & TOBACCO		29,556	0.0

	HEALTH CARE EQUIPMENT & SERVICES		148,526	0.1

	MATERIALS		62,819	0.0

	MEDIA		145,464	0.1

	SOFTWARE & SERVICES		476,645	0.2

	TECHNOLOGY HARDWARE & EQUIPMENT		147,898	0.1

	TOTAL BANK LOAN OBLIGATIONS	(Cost $1,354,564)	1,361,519	0.7

	BONDS
	CORPORATE BONDS
	AUTOMOBILES & COMPONENTS		1,234,708	0.6

	BANKS		13,974,722	7.0

	CAPITAL GOODS		2,567,299	1.3

	COMMERCIAL & PROFESSIONAL SERVICES		1,381,802	0.7

	CONSUMER DURABLES & APPAREL		284,956	0.2

	CONSUMER SERVICES		283,275	0.2

	DIVERSIFIED FINANCIALS
$1,125,000	Wells Fargo & Co	2.625%, 07/22/22	1,118,803	0.5
	Other		8,161,378	4.1

			9,280,181	4.6

	ENERGY		6,235,672	3.1

	FOOD & STAPLES RETAILING		800,560	0.4

	FOOD, BEVERAGE & TOBACCO		1,942,018	1.0

	HEALTH CARE EQUIPMENT & SERVICES		1,839,606	0.9

	HOUSEHOLD & PERSONAL PRODUCTS		145,256	0.1

	INSURANCE		2,577,314	1.3

	MATERIALS		4,087,720	2.0

	MEDIA		3,241,960	1.6

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		3,529,102	1.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	79

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2017

Principal		Issuer		Value	% of net assets

REAL ESTATE				$4,834,220	2.4%

RETAILING				2,613,066	1.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT				643,079	0.3

SOFTWARE & SERVICES				2,005,052	1.0

TECHNOLOGY HARDWARE & EQUIPMENT				2,425,124	1.2

TELECOMMUNICATION SERVICES				4,056,581	2.0

TRANSPORTATION				2,223,365	1.1

UTILITIES				9,163,523	4.6

		TOTAL CORPORATE BONDS	(Cost $80,048,123)	81,370,161	40.7

GOVERNMENT BONDS
AGENCY SECURITIES				400,776	0.2

FOREIGN GOVERNMENT BONDS
$775,000	g	Saudi Government International Bond	2.875%, 03/04/23	762,408	0.4
		Other		8,436,278	4.2

				9,198,686	4.6

MORTGAGE BACKED
1,442,043		Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 10/01/45	1,490,864	0.7
2,139,640		FGLMC	3.500%–6.500%, 03/01/33–09/01/47	2,245,792	1.1
948,624		Federal National Mortgage Association (FNMA)	3.500%, 07/01/32	981,096	0.5
690,623		FNMA	5.500%, 07/01/40	766,593	0.4
755,860		FNMA	4.500%, 11/01/44	817,021	0.4
803,512		FNMA	4.000%, 12/01/44	847,955	0.4
875,995		FNMA	3.500%, 01/01/46	905,274	0.5
1,592,082		FNMA	3.000%, 11/01/46	1,593,209	0.8
1,720,773		FNMA	3.000%, 12/01/46	1,721,991	0.9
968,618		FNMA	3.500%, 12/01/46	995,592	0.5
952,393		FNMA	3.500%, 01/01/47	978,915	0.5
2,736,167		FNMA	4.000%, 09/01/47	2,865,540	1.4
1,327,000		FNMA	3.500%, 01/01/48	1,364,057	0.7
6,215,803		FNMA	2.500%–7.500%, 08/01/21–01/01/47	6,594,470	3.3
999,758		Government National Mortgage Association (GNMA)	3.500%, 08/20/47	1,035,283	0.5
2,065,472		GNMA	3.000%, 12/20/47	2,085,680	1.0
1,115,000		GNMA	3.500%, 12/20/47	1,154,621	0.6
		Other		621,495	0.3

				29,065,448	14.5

MUNICIPAL BONDS
1,000,000		State of Illinois	5.100%, 06/01/33	998,340	0.5

				998,340	0.5

80	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2017

Principal		Issuer		Value	% of net assets

U.S. TREASURY SECURITIES
$1,000,000		United States Treasury Bond	3.125%,11/15/41	$1,073,951	0.5%
2,935,700		United States Treasury Bond	3.000%, 11/15/45	3,079,694	1.5
1,865,000		United States Treasury Bond	2.875%, 11/15/46	1,911,035	1.0
915,000		United States Treasury Bond	3.000%, 05/15/47	960,941	0.5
1,000,000		United States Treasury Bond	2.750%, 11/15/47	1,000,515	0.5
3,500,000		United States Treasury Note	0.875%, 05/31/18	3,492,070	1.7
1,750,000		United States Treasury Note	0.625%, 06/30/18	1,742,754	0.9
1,850,000		United States Treasury Note	0.750%, 08/31/18	1,838,712	0.9
1,000,000		United States Treasury Note	0.750%, 09/30/18	992,878	0.5
900,000		United States Treasury Note	1.125%, 01/31/19	893,108	0.4
785,000		United States Treasury Note	1.625%, 03/15/20	780,119	0.4
2,000,000		United States Treasury Note	1.500%, 05/15/20	1,980,625	1.0
3,075,000		United States Treasury Note	1.750%, 11/15/20	3,057,083	1.5
2,158,000		United States Treasury Note	1.375%, 05/31/21	2,109,295	1.1
2,370,000		United States Treasury Note	2.250%, 12/31/23	2,365,144	1.2
3,605,000		United States Treasury Note	2.125%, 03/31/24	3,567,453	1.8
1,000,000		United States Treasury Note	2.000%, 06/30/24	980,633	0.5
1,000,000		United States Treasury Note	2.125%, 07/31/24	987,895	0.5
1,830,000		United States Treasury Note	2.125%, 09/30/24	1,806,551	0.9
800,000		United States Treasury Note	2.250%, 10/31/24	796,121	0.4
2,000,000		United States Treasury Note	2.125%, 11/30/24	1,973,269	1.0
2,298,000		United States Treasury Note	2.250%, 11/15/27	2,264,863	1.1
3,823,000		United States Treasury Note	0.750%–2.000%, 02/28/18–04/30/24	3,768,826	1.9
		Other		315,554	0.2

				43,739,089	21.9

		TOTAL GOVERNMENT BONDS	(Cost $83,105,361)	83,402,339	41.7

STRUCTURED ASSETS
ASSET BACKED
1,000,000	g	Capital Automotive REIT
		Series 2014-1A (Class A)	3.660%, 10/15/44	1,002,340	0.5
961,294	g	MVW Owner Trust
		Series 2017-1A (Class A)	2.420%, 12/20/34	952,530	0.4
740,625	g	Taco Bell Funding LLC
		Series 2016-1A (Class A2I)	3.832%, 05/25/46	750,675	0.4
		Other		11,491,069	5.8

				14,196,614	7.1

OTHER MORTGAGE BACKED
1,000,000		CGMS Commercial Mortgage Trust
		Series 2017-B1 (Class A3)	3.197%, 08/15/50	1,006,785	0.5
888,475	i	COBALT CMBS Commercial Mortgage Trust
		Series 2007-C3 (Class AJ)	5.839%, 05/15/46	903,081	0.4
932,013	i	Connecticut Avenue Securities
		Series 2016-C06 (Class 1M1), LIBOR 1 M + 1.300%	2.852%, 04/25/29	942,673	0.4
984,652	i	Structured Agency Credit Risk Debt Note (STACR)
		Series 2017-DNA3 (Class M1), LIBOR 1 M + 0.750%	2.302%, 03/25/30	988,447	0.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	81

Summary portfolio of investments	concluded

Bond Fund  ▪  December 31, 2017

Principal		Issuer		Value	% of net assets

OTHER MORTGAGE BACKED—continued
$1,081,857	i	Wachovia Bank Commercial Mortgage Trust
		Series 2007-C34 (Class AJ)	6.084%, 05/15/46	$1,109,371	0.6%
1,000,000	i	Wells Fargo Commercial Mortgage Trust
		Series 2017-C39 (Class A4)	3.157%, 09/15/50	1,002,846	0.5
		Other		5,656,161	3.0

				11,609,364	5.8

		TOTAL STRUCTURED ASSETS	(Cost $25,818,234)	25,805,978	12.9

		TOTAL BONDS	(Cost $188,971,718)	190,578,478	95.3

PREFERRED STOCKS
BANKS				199,378	0.1

		TOTAL PREFERRED STOCKS	(Cost $569,550)	199,378	0.1

SHORT-TERM INVESTMENTS
TREASURY DEBT
6,270,000		United States Cash Management Bill	0.900%, 01/02/18	6,270,000	3.1

				6,270,000	3.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $6,269,843)	6,270,000	3.1

		TOTAL PORTFOLIO	(Cost $197,165,675)	198,409,375	99.2
		OTHER ASSETS & LIABILITIES, NET		1,559,171	0.8

		NET ASSETS		$199,968,546	100.0%

Abbreviation(s):

LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/17, the aggregate value of these securities, including those in “Other,” was $32,580,804 or 16.3% of net assets.

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

82	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2017

Principal	Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$1,734,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%–1.150%, 01/30/18–05/29/18	$1,729,757	2.1%
1,007,000	Federal Farm Credit Bank (FFCB)	1.090%–1.130%, 01/17/18	1,006,503	1.2
695,000	FFCB	0.010%, 02/06/18	694,124	0.8
800,000	FFCB	0.010%, 03/27/18	797,488	1.0
1,000,000	FFCB	0.010%, 04/25/18	995,693	1.2
3,383,000	FFCB	0.010%, 01/23/18–06/15/18	3,371,555	4.1
1,500,000	Federal Home Loan Bank (FHLB)	1.050%–1.100%, 01/03/18	1,499,910	1.8
885,000	FHLB	0.010%–1.165%, 01/05/18	884,888	1.1
700,000	FHLB	1.120%, 01/09/18	699,826	0.9
1,358,000	FHLB	0.010%–1.110%, 01/10/18	1,357,617	1.6
1,000,000	FHLB	1.115%, 01/19/18	999,442	1.2
2,000,000	FHLB	0.010%, 01/22/18	1,998,536	2.4
1,505,000	FHLB	1.115%–1.140%, 01/24/18	1,503,912	1.8
603,000	FHLB	1.150%–1.175%, 01/26/18	602,512	0.7
1,000,000	FHLB	0.010%, 01/29/18	999,004	1.2
720,000	FHLB	1.190%–1.200%, 01/30/18	719,308	0.9
1,000,000	FHLB	1.220%, 02/07/18	998,746	1.2
1,000,000	FHLB	0.010%, 02/12/18	998,536	1.2
588,000	FHLB	0.010%, 02/14/18	587,091	0.7
1,700,000	FHLB	0.010%, 02/16/18	1,697,193	2.1
795,000	FHLB	0.010%, 02/20/18	793,553	1.0
1,000,000	FHLB	0.010%, 02/26/18	997,970	1.2
2,610,000	FHLB	0.010%–1.234%, 01/02/18–03/09/18	2,606,055	3.2
1,000,000	FHLB	0.010%, 03/16/18	997,323	1.2
1,100,000	FHLB	0.010%, 03/28/18	1,096,531	1.3
878,000	Federal Home Loan Mortgage Corp (FHLMC)	1.065%–1.100%, 01/09/18	877,789	1.1
1,000,000	FHLMC	0.750%, 01/12/18	999,888	1.2
1,495,000	FHLMC	1.090%, 01/16/18	1,494,321	1.8
1,000,000	FHLMC	1.100%, 01/22/18	999,358	1.2
542,000	FHLMC	1.125%, 01/26/18	541,577	0.7
1,990,000	FHLMC	0.010%–1.115%, 02/02/18	1,987,847	2.4
1,450,000	FHLMC	0.010%–1.110%, 02/05/18	1,448,383	1.8
2,321,000	FHLMC	0.010%–1.160%, 02/06/18–04/18/18	2,315,944	2.8
1,000,000	FHLMC	0.010%, 04/12/18	996,325	1.2
1,550,000	Federal National Mortgage Association (FNMA)	0.010%–1.100%, 01/08/18	1,549,652	1.9
1,030,000	FNMA	1.060%, 01/23/18	1,029,333	1.3
1,239,000	FNMA	0.010%, 02/21/18	1,236,757	1.5
2,533,000	FNMA	0.010%–1.070%, 01/03/18–02/28/18	2,529,836	3.1
840,000	FNMA	0.010%, 03/01/18	838,238	1.0
1,212,000	FNMA	0.010%, 03/07/18	1,209,163	1.5
1,760,000	FNMA	0.010%, 03/13/18	1,755,592	2.1

			52,443,076	63.7

TREASURY DEBT
985,000	United States Cash Management Bill	0.010%–1.047%, 01/02/18	984,971	1.2
1,410,000	United States Treasury Bill	0.010%–1.030%, 01/04/18	1,409,875	1.7
1,572,000	United States Treasury Bill	0.010%–1.085%, 01/11/18	1,571,518	1.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	83

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2017

Principal		Issuer		Value	% net assets

TREASURY DEBT—continued
$ 1,635,000		United States Treasury Bill	0.010%–1.078%, 01/18/18	$1,634,168	2.0%
1,301,000		United States Treasury Bill	0.010%–1.051%, 01/25/18	1,300,032	1.6
1,140,000		United States Treasury Bill	1.116%–1.180%, 02/01/18	1,138,849	1.4
1,100,000		United States Treasury Bill	0.010%–1.175%, 02/22/18	1,098,064	1.3
800,000		United States Treasury Bill	0.010%–1.130%, 03/08/18	798,226	1.0
915,000		United States Treasury Bill	0.010%, 07/19/18	907,575	1.1
925,000		United States Treasury Bill	0.010%–1.051%, 02/08/18–06/21/18	921,013	1.1
1,000,000		United States Treasury Note	0.750%, 01/31/18	999,696	1.2
1,170,000		United States Treasury Note	1.000%, 02/15/18	1,169,764	1.4
1,044,000		United States Treasury Note	0.750%, 02/28/18	1,043,326	1.3
1,000,000		United States Treasury Note	1.000%, 03/15/18	999,708	1.2
1,000,000		United States Treasury Note	1.125%, 06/15/18	999,149	1.2
		Other		499,880	0.6

				17,475,814	21.2

VARIABLE RATE SECURITIES
2,000,000	i	Federal Home Loan Bank (FHLB), LIBOR 3 M – 0.265%–LIBOR 1 M – 0.040%	1.098%–1.495%, 02/23/18–03/06/19	2,000,155	2.4
2,800,000	i	Federal Agricultural Mortgage Corp (FAMC), LIBOR 3 M – 0.230%–LIBOR 1 M – 0.120%	1.144%–1.432%, 04/27/18–04/01/19	2,800,000	3.4
6,325,000	i	Federal Farm Credit Bank (FFCB), LIBOR 3 M – 0.160%–LIBOR 1 M + 0.150%	1.199%–1.702%, 01/22/18–10/18/19	6,326,266	7.7
		Other		1,000,031	1.2

				12,126,452	14.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $82,045,342)	82,045,342	99.6

		TOTAL PORTFOLIO	(Cost $82,045,342)	82,045,342	99.6
		OTHER ASSETS & LIABILITIES, NET		365,366	0.4

		NET ASSETS		$82,410,708	100.0%

Abbreviation(s):

LIBOR	London Interbank Offered Rate
M	Month

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

84	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Portfolio of investments

Balanced Fund  ▪  December 31, 2017

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—99.9% (a)
FIXED INCOME—49.9%
2,872,998	TIAA-CREF Life Bond Fund		$29,620,608	49.9%

TOTAL FIXED INCOME			29,620,608	49.9

INTERNATIONAL EQUITY—10.0%
636,039	TIAA-CREF Life International Equity Fund		5,946,962	10.0

TOTAL INTERNATIONAL EQUITY			5,946,962	10.0

U.S. EQUITY—40.0%
367,163	TIAA-CREF Life Growth Equity Fund		5,378,934	9.1
330,516	TIAA-CREF Life Growth & Income Fund		5,936,069	10.0
336,520	TIAA-CREF Life Large-Cap Value Fund		5,300,196	8.9
87,831	TIAA-CREF Life Real Estate Securities Fund		1,192,747	2.0
74,859	TIAA-CREF Life Small-Cap Equity Fund		1,183,527	2.0
199,987	TIAA-CREF Life Stock Index Fund		4,735,686	8.0

TOTAL U.S. EQUITY			23,727,159	40.0

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $52,602,220)	59,294,729	99.9

	TOTAL PORTFOLIO	(Cost $52,602,220)	59,294,729	99.9
	OTHER ASSETS AND LIABILITIES, NET		48,073	0.1

	NET ASSETS		$59,342,802	100.0%

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	85

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2017

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$98,217,607
Cash**	3,790
Receivable from securities transactions	—
Receivable from Fund shares sold	261,397
Dividends and interest receivable	21,158
Due from affiliates	679
Other	7,389

Total assets	98,512,020

LIABILITIES
Management fees payable	6,003
Due to affiliates	14,053
Payable for collateral for securities loaned	1,049,051
Payable for securities transactions	137,950
Payable for Fund shares redeemed	107,094
Payable for variation margin on futures contracts	—
Written optionsà	80,605
Payable for trustee compensation	6,603
Accrued expenses and other payables	10,245

Total liabilities	1,411,604

NET ASSETS	$97,100,416

NET ASSETS CONSIST OF:
Paid-in-capital	$54,654,475
Accumulated undistributed (distributions in excess of) net investment income	370,527
Accumulated net realized gain (loss) on total investments	6,613,342
Net unrealized appreciation (depreciation) on total investments	35,462,072

NET ASSETS	$97,100,416

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,630,050

Net asset value per share	$14.65

* Includes securities loaned of	$1,000,845
** Includes cash collateral for futures	$—
† Portfolio investments, cost	$62,776,198
à Written options premiums	$101,259

86	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$146,689,894	$78,187,508	$76,892,265	$59,690,141	$61,716,848
4,518	2,955	1,109	21,164	3,848
440,653	21,345	—	3,284,307	54,172
602	55,089	657	1,545	623
113,755	75,050	405,344	45,126	78,535
924	1,051	754	1,222	827
12,126	8,988	9,814	6,225	5,951

147,262,472	78,351,986	77,309,943	63,049,730	61,860,804

9,035	4,769	5,267	3,721	1,267
14,513	13,890	13,905	13,696	13,722
858,728	1,226,305	—	1,026,084	380,914
186,278	—	92,461	3,328,804	—
165,261	619,633	35,885	66,024	61,664
—	—	—	3,930	1,072
190,607	—	—	—	—
10,850	8,288	9,068	6,234	5,991
20,923	9,000	9,503	12,641	11,592

1,456,195	1,881,885	166,089	4,461,134	476,222

$145,806,277	$76,470,101	$77,143,854	$58,588,596	$61,384,582

$86,901,823	$54,874,868	$53,428,058	$41,175,876	$31,719,187
1,361,567	1,105,432	1,705,604	416,605	1,057,523
8,656,654	4,043,149	2,487,580	5,896,588	2,840,526
48,886,233	16,446,652	19,522,612	11,099,527	25,767,346

$145,806,277	$76,470,101	$77,143,854	$58,588,596	$61,384,582

8,119,271	4,856,705	5,678,938	3,706,656	3,631,517

$17.96	$15.75	$13.58	$15.81	$16.90

$830,199	$1,163,153	$—	$991,476	$366,959
$—	$—	$—	$17,700	$—
$97,826,832	$61,740,953	$57,369,652	$48,598,192	$35,953,806
$214,217	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	87

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2017

Stock Index Fund

ASSETS
Portfolio investments, at value*†	$450,009,362
Affiliated investments, at value‡	—
Cash#	14,786
Receivable from securities transactions	385,078
Receivable for delayed delivery securities	—
Receivable from Fund shares sold	293,193
Dividends and interest receivable	482,585
Due from affiliates	1,052
Unfunded loan commitment	—
Other	22,901

Total assets	451,208,957

LIABILITIES
Management fees payable	3,675
Due to affiliates	17,220
Payable for collateral for securities loaned	5,240,465
Payable for securities transactions	127,098
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	317,774
Payable for variation margin on futures contracts	19,400
Payable for trustee compensation	23,190
Accrued expenses and other payables	30,144

Total liabilities	5,778,966

NET ASSETS	$445,429,991

NET ASSETS CONSIST OF:
Paid-in-capital	$216,006,513
Accumulated undistributed (distributions in excess of) net investment income	7,897,532
Accumulated net realized gain (loss) on total investments	(7,016,423)
Net unrealized appreciation (depreciation) on total investments	228,542,369

NET ASSETS	$445,429,991

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	18,809,033

Net asset value per share	$23.68

* Includes securities loaned of	$5,029,585
# Includes cash collateral for mortgage dollar rolls	$—
† Portfolio investments, cost	$221,510,232
‡ Affiliated investments, cost	$—

88	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$115,518,083	$198,409,375	$82,045,342	$—
—	—	—	59,294,729
665	971,507	43,172	61,646
1,563,365	105,430	—	70,167
248,418	—	—	—
62,542	82,464	327,276	28
95,112	1,191,623	35,652	—
8,011	957	1,236	889
—	152	—	—
29,097	14,744	1,130	1,418

117,525,293	200,776,252	82,453,808	59,428,877

7,897	8,200	1,121	813
14,228	15,054	13,941	4,402
26,996	—	—	—
1,951,834	—	—	70,230
—	731,039	—	—
92,114	555	8,651	1,337
—	—	—	—
9,807	16,603	1,186	1,459
16,688	36,255	18,201	7,834

2,119,564	807,706	43,100	86,075

$115,405,729	$199,968,546	$82,410,708	$59,342,802

$98,641,605	$193,812,667	$82,411,478	$53,087,723
1,113,585	5,041,317	(693)	12,727
(41,049)	(129,109)	(77)	(450,157)
15,691,588	1,243,671	—	6,692,509

$115,405,729	$199,968,546	$82,410,708	$59,342,802

12,341,940	19,400,012	82,408,193	5,100,472

$9.35	$10.31	$1.00	$11.63

$25,222	$—	$—	$—
$—	$960,000	$—	$—
$99,828,005	$197,165,675	$82,045,342	$—
$—	$—	$—	$52,602,220

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	89

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2017

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$823,488
Income from securities lending	507
Interest	7,982
Payment from affiliate	4,574

Total income	836,551

EXPENSES
Management fees	395,076
Shareholder servicing	2,905
Professional fees	40,722
Administrative service fees	28,420
Custody and accounting fees	24,280
Shareholder reports	15,656
Trustee fees and expenses	841
Other expenses	6,352

Total expenses	514,252
Less: Expenses reimbursed by the investment adviser	(57,310)

Net expenses	456,942

Net investment income (loss)	379,609

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	7,261,812
Futures contracts	—
Swap contracts	—
Purchased options	(1,737)
Written options	(10,764)
Foreign currency transactions	(2,962)

Net realized gain (loss) on total investments	7,246,349

Change in unrealized appreciation (depreciation) on:
Portfolio investments	17,959,039
Futures contracts	—
Purchased options	(131,044)
Written options	20,654
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	9

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	17,848,658

Net realized and unrealized gain (loss) on total investments	25,095,007

Net increase (decrease) in net assets from operations	$25,474,616

* Net of foreign withholding taxes of	$1,334
‡ Includes net realized gain (loss) from securities sold to affiliates of	$41,143

90	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,052,544	$1,432,345	$1,825,709	$663,057	$1,113,584
12,420	7,679	—	5,901	655
3,765	2,476	11,531	3,284	1,658
5,429	—	—	—	—

2,074,158	1,442,500	1,837,240	672,242	1,115,897

613,705	337,170	375,588	254,733	85,113
3,383	2,884	2,887	2,526	3,259
45,349	40,560	43,510	38,417	32,473
29,410	28,195	28,168	27,771	27,807
55,647	36,822	12,908	42,242	11,245
19,230	13,859	13,929	12,040	13,291
1,351	780	734	574	577
21,235	13,737	14,554	12,451	15,470

789,310	474,007	492,278	390,754	189,235
(79,657)	(74,222)	(53,926)	(97,032)	(63,896)

709,653	399,785	438,352	293,722	125,339

1,364,505	1,042,715	1,398,888	378,520	990,558

9,298,135	6,138,411	3,244,851	6,190,993	2,909,499
—	—	—	18,636	23,625
—	—	—	(16,571)	—
(8,841)	(250,240)	—	—	—
187,540	94,629	—	—	—
(3,397)	(1,637)	—	—	—

9,473,437	5,981,163	3,244,851	6,193,058	2,933,124

18,433,500	1,757,477	4,071,112	1,166,014	6,910,197
—	—	—	10,191	4,304
(7,208)	—	—	—	—
2,624	—	—	—	—
394	95	—	—	—

18,429,310	1,757,572	4,071,112	1,176,205	6,914,501

27,902,747	7,738,735	7,315,963	7,369,263	9,847,625

$29,267,252	$8,781,450	$8,714,851	$7,747,783	$10,838,183

$14,086	$12,145	$—	$338	$56
$197,970	$134,034	$—	$53,881	$29,943

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	91

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2017

Stock Index Fund

INVESTMENT INCOME
Dividends:
Unaffiliated investments*	$7,854,624
Affiliated investments	—
Income from securities lending	91,993
Interest	30,156
Payment from affiliate	—

Total income	7,976,773

EXPENSES
Management fees	242,737
Shareholder servicing	3,197
Professional fees	79,398
Administrative service fees	34,161
Custody and accounting fees	34,438
Shareholder reports	51,090
Trustee fees and expenses	4,148
Other expenses	23,091

Total expenses	472,260
Less: Expenses reimbursed by the investment adviser	(107,015)

Net expenses	365,245

Net investment income (loss)	7,611,528

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments
Unaffiliated investments‡	2,586,688
Affiliated investments	—
Futures contracts	665,457
Foreign currency transactions	30
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	3,252,175

Change in unrealized appreciation (depreciation) on:
Portfolio investments
Unaffiliated investments	66,424,837
Affiliated investments	—
Futures contracts	68,623
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—
Unfunded loan commitment	—

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	66,493,460

Net realized and unrealized gain (loss) on total investments	69,745,635

Net increase (decrease) in net assets from operations	$77,357,163

* Net of foreign withholding taxes of	$936
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(5,187)

92	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$1,846,080	$—	$—	$—
—	—	—	68,099
51,375	—	—	—
10,250	5,723,295	701,002	428
5,346	—	—	—

1,913,051	5,723,295	701,002	68,527

518,687	564,764	78,133	54,555
2,938	3,048	2,290	2,957
52,073	35,004	36,551	25,530
28,751	29,724	28,225	10,154
80,592	—	35,714	11,316
18,144	27,908	18,838	13,509
1,003	1,811	769	786
25,719	7,904	5,278	5,697

727,907	670,163	205,798	124,504
(103,797)	(10,936)	(88,538)	(69,584)

624,110	659,227	117,260	54,920

1,288,941	5,064,068	583,742	13,607

14,252,236	658,675	(77)	257
—	—	—	4,266
—	—	—	—
(164,696)	(9,524)	—	—
—	—	—	192,276

14,087,540	649,151	(77)	196,799

13,547,340	2,544,441	—	—
—	—	—	6,822,312
—	—	—	—
5,247	(182)	—	—
—	152	—	—

13,552,587	2,544,411	—	6,822,312

27,640,127	3,193,562	(77)	7,019,111

$28,929,068	$8,257,630	$583,665	$7,032,718

$223,602	$85	$—	$—
$416,253	$—	$—	$43

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Growth Equity Fund
	December 31, 2017	December 31, 2016

OPERATIONS
Net investment income (loss)	$379,609	$416,795
Net realized gain (loss) on total investments	7,246,349	2,504,782
Net change in unrealized appreciation (depreciation) on total investments	17,848,658	(3,869,811)

Net increase (decrease) in net assets from operations	25,474,616	(948,234)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(421,081)
From realized gains:	(1,338,467)	(2,165,658)

Total distributions	(1,338,467)	(2,586,739)

SHAREHOLDER TRANSACTIONS
Subscriptions	13,788,648	11,221,154
Reinvestments of distributions	1,338,467	2,586,739
Redemptions	(16,908,757)	(17,095,884)

Net increase (decrease) from shareholder transactions	(1,781,642)	(3,287,991)

Net increase (decrease) in net assets	22,354,507	(6,822,964)

NET ASSETS
Beginning of period	74,745,909	81,568,873

End of period	$97,100,416	$74,745,909

Undistributed net investment income (loss) included in net assets	$370,527	$10,389

CHANGE IN FUND SHARES*
Shares sold	564,988	1,006,040
Shares reinvested	4,106,138	231,620
Shares redeemed	(746,802)	(1,537,508)

Net increase (decrease) from shareholder transactions	3,924,324	(299,848)

*	As described in Note 8, the share data was adjusted for the 5-for-2 stock split that occurred on October 25, 2017.

94	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

$1,364,505	$1,579,206	$1,042,715	$1,241,389
9,473,437	4,734,625	5,981,163	2,923,215

18,429,310	3,766,474	1,757,572	7,634,891

29,267,252	10,080,305	8,781,450	11,799,495

—	(1,634,183)	—	(1,210,609)
(928,401)	(5,922,373)	(302,191)	(2,551,377)

(928,401)	(7,556,556)	(302,191)	(3,761,986)

7,511,932	22,268,489	4,431,140	10,068,319
928,331	7,555,981	302,153	3,761,521
(18,248,994)	(37,315,748)	(11,422,287)	(11,239,555)

(9,808,731)	(7,491,278)	(6,688,994)	2,590,285

18,530,120	(4,967,529)	1,790,265	10,627,794

127,276,157	132,243,686	74,679,836	64,052,042

$145,806,277	$127,276,157	$76,470,101	$74,679,836

$1,361,567	$24,604	$1,105,432	$29,158

240,240	1,560,865	147,183	768,648
4,968,313	514,433	2,996,387	265,795
(578,655)	(2,614,958)	(409,234)	(860,198)

4,629,898	(539,660)	2,734,336	174,245

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Real Estate Securities Fund
	December 31, 2017	December 31, 2016

OPERATIONS
Net investment income (loss)	$1,398,888	$1,266,480
Net realized gain (loss) on total investments	3,244,851	5,562,568
Net change in unrealized appreciation (depreciation) on total investments	4,071,112	(4,091,300)

Net increase (decrease) in net assets from operations	8,714,851	2,737,748

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(2,008,008)
From realized gains:	(1,962,261)	(5,656,596)

Total distributions	(1,962,261)	(7,664,604)

SHAREHOLDER TRANSACTIONS
Subscriptions	5,606,864	11,672,280
Reinvestments of distributions	1,962,120	7,664,024
Redemptions	(10,568,490)	(14,241,732)

Net increase (decrease) from shareholder transactions	(2,999,506)	5,094,572

Net increase (decrease) in net assets	3,753,084	167,716

NET ASSETS
Beginning of period	73,390,770	73,223,054

End of period	$77,143,854	$73,390,770

Undistributed net investment income (loss) included in net assets	$1,705,604	$25,520

CHANGE IN FUND SHARES*
Shares sold	210,802	843,135
Shares reinvested	3,509,672	624,513
Shares redeemed	(405,755)	(1,044,835)

Net increase (decrease) from shareholder transactions	3,314,719	422,813

*	As described in Note 8, the share data was adjusted for the 5-for-2 stock split that occurred on October 25, 2017.

96	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

$378,520	$405,586	$990,558	$1,189,394
6,193,058	2,626,509	2,933,124	2,461,331

1,176,205	6,035,967	6,914,501	2,563,969

7,747,783	9,068,062	10,838,183	6,214,694

—	(426,001)	(6,835)	(1,145,313)
(1,162,850)	(1,526,358)	(208,722)	(3,671,040)

(1,162,850)	(1,952,359)	(215,557)	(4,816,353)

5,699,514	10,263,400	3,585,942	4,897,370
1,162,850	1,952,360	215,519	4,815,469
(9,230,658)	(14,362,085)	(5,634,488)	(5,924,144)

(2,368,294)	(2,146,325)	(1,833,027)	3,788,695

4,216,639	4,969,378	8,789,599	5,187,036

54,371,957	49,402,579	52,594,983	47,407,947

$58,588,596	$54,371,957	$61,384,582	$52,594,983

$416,605	$54,573	$1,057,523	$80,903

193,772	830,685	107,123	347,790
2,277,887	138,190	2,204,925	340,075
(312,476)	(1,163,570)	(180,705)	(421,075)

2,159,183	(194,695)	2,131,343	266,790

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	97

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Stock Index Fund
	December 31, 2017	December 31, 2016

OPERATIONS
Net investment income (loss)	$7,611,528	$7,407,950
Net realized gain (loss) on total investments	3,252,175	(2,583,838)
Net change in unrealized appreciation (depreciation) on total investments	66,493,460	36,169,921

Net increase (decrease) in net assets from operations	77,357,163	40,994,033

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(7,364,981)
From realized gains:	(421,541)	(99,340)

Total distributions	(421,541)	(7,464,321)

SHAREHOLDER TRANSACTIONS
Subscriptions	54,522,509	54,230,839
Reinvestments of distributions	421,541	7,464,321
Redemptions	(51,236,444)	(62,880,734)

Net increase (decrease) from shareholder transactions	3,707,606	(1,185,574)

Net increase (decrease) in net assets	80,643,228	32,344,138

NET ASSETS
Beginning of period	364,786,763	332,442,625

End of period	$445,429,991	$364,786,763

Undistributed net investment income (loss) included in net assets	$7,897,532	$234,730

CHANGE IN FUND SHARES*
Shares sold	1,224,657	2,961,955
Shares reinvested	11,277,806	378,208
Shares redeemed	(1,142,941)	(3,455,378)

Net increase (decrease) from shareholder transactions	11,359,522	(115,215)

*	As described in Note 8, the share data was adjusted for the 5-for-2 stock split that occurred on October 25, 2017.

98	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Bond Fund
December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

$1,288,941	$1,404,287	$5,064,068	$5,180,011
14,087,540	(3,039,609)	649,151	972,943

13,552,587	2,552,810	2,544,411	1,574,766

28,929,068	917,488	8,257,630	7,727,720

(1,210,511)	(1,369,100)	(37,244)	(5,064,412)
—	—	—	(1,326,928)

(1,210,511)	(1,369,100)	(37,244)	(6,391,340)

11,688,260	13,118,610	24,890,008	22,516,803
1,210,511	1,369,100	37,244	6,391,111
(13,949,175)	(17,117,993)	(11,022,815)	(31,496,528)

(1,050,404)	(2,630,283)	13,904,437	(2,588,614)

26,668,153	(3,081,895)	22,124,823	(1,252,234)

88,737,576	91,819,471	177,843,723	179,095,957

$115,405,729	$88,737,576	$199,968,546	$177,843,723

$1,113,585	$1,199,780	$5,041,317	$24,017

673,883	1,868,023	1,403,977	2,197,043
7,540,417	192,723	11,346,816	654,023
(866,413)	(2,431,118)	(563,454)	(3,055,098)

7,347,887	(370,372)	12,187,339	(204,032)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	99

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Money Market Fund
	December 31, 2017	December 31, 2016

OPERATIONS
Net investment income (loss)	$583,742	$215,103
Net realized gain (loss) on total investments	(77)	264
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	583,665	215,367

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(583,742)	(215,103)
From realized gains:	—	—

Total distributions	(583,742)	(215,103)

SHAREHOLDER TRANSACTIONS
Subscriptions	83,760,116	89,664,326
Reinvestments of distributions	583,742	215,103
Redemptions	(80,192,281)	(82,858,315)

Net increase (decrease) from shareholder transactions	4,151,577	7,021,114

Net increase (decrease) in net assets	4,151,500	7,021,378

NET ASSETS
Beginning of period	78,259,208	71,237,830

End of period	$82,410,708	$78,259,208

Undistributed net investment income (loss) included in net assets	$(693)	$(693)

CHANGE IN FUND SHARES
Shares sold	83,760,116	89,664,326
Shares reinvested	583,742	215,103
Shares redeemed	(80,192,281)	(82,858,315)

Net increase (decrease) from shareholder transactions	4,151,577	7,021,114

100	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2017	December 31, 2016

$13,607	$1,016,426
196,799	440,145

6,822,312	1,331,597

7,032,718	2,788,168

—	(1,172,756)
(564,726)	(778,696)

(564,726)	(1,951,452)

7,075,201	8,005,105
564,614	1,951,031
(4,721,985)	(3,420,780)

2,917,830	6,535,356

9,385,822	7,372,072

49,956,980	42,584,908

$59,342,802	$49,956,980

$12,727	$(880)

645,111	774,495
50,143	189,420
(434,816)	(333,608)

260,438	630,307

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	101

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations			Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

GROWTH EQUITY FUND
12/31/17	*	$11.05	$0.06	$3.74	$3.80	$—	$(0.20)	$(0.20)
12/31/16	*	11.55	0.06	(0.17)	(0.11)	(0.06)	(0.33)	(0.39)
12/31/15	*	10.81	0.03	1.01	1.04	(0.02)	(0.28)	(0.30)
12/31/14	*	10.55	0.04	1.15	1.19	(0.03)	(0.90)	(0.93)
12/31/13	*	7.56	0.03	2.98	3.01	(0.02)	—	(0.02)

GROWTH & INCOME FUND
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)
12/31/16	*	14.28	0.18	1.05	1.23	(0.20)	(0.72)	(0.92)
12/31/15	*	15.02	0.16	0.32	0.48	(0.17)	(1.05)	(1.22)
12/31/14	*	14.81	0.15	1.50	1.65	(0.16)	(1.28)	(1.44)
12/31/13	*	12.15	0.16	3.99	4.15	(0.16)	(1.33)	(1.49)

LARGE-CAP VALUE FUND
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)
12/31/16	*	12.48	0.24	2.11	2.35	(0.24)	(0.51)	(0.75)
12/31/15	*	14.72	0.18	(0.95)	(0.77)	(0.24)	(1.23)	(1.47)
12/31/14	*	14.66	0.26	1.06	1.32	(0.27)	(0.99)	(1.26)
12/31/13	*	11.76	0.22	3.79	4.01	(0.27)	(0.84)	(1.11)

REAL ESTATE SECURITIES FUND
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)
12/31/16	*	13.34	0.23	0.29	0.52	(0.38)	(1.06)	(1.44)
12/31/15	*	14.66	0.32	0.27	0.59	(0.40)	(1.51)	(1.91)
12/31/14	*	11.74	0.24	3.11	3.35	(0.22)	(0.21)	(0.43)
12/31/13	*	11.74	0.21	0.01	0.22	(0.22)	—	(0.22)

SMALL-CAP EQUITY FUND
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)
12/31/16	*	12.16	0.10	2.32	2.42	(0.12)	(0.40)	(0.52)
12/31/15	*	13.43	0.09	(0.13)	(0.04)	(0.08)	(1.15)	(1.23)
12/31/14	*	14.53	0.11	0.87	0.98	(0.11)	(1.97)	(2.08)
12/31/13	*	12.35	0.11	4.77	4.88	(0.10)	(2.60)	(2.70)

102	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate

$14.65	34.54%	34.53%	$97,100	0.59%	0.52%	0.43%	0.43%	81%
11.05	(0.96)	(0.99)	74,746	0.60	0.52	0.55	0.51	106
11.55	9.67	9.67	81,569	0.57	0.52	0.24	0.24	78
10.81	11.25	11.25	70,492	0.59	0.52	0.35	0.35	103
10.55	39.94	39.94	61,802	0.66	0.52	0.29	0.29	105

17.96	23.91	23.91	145,806	0.58	0.52	1.00	1.00	70
14.59	8.60	8.53	127,276	0.58	0.52	1.28	1.22	88
14.28	3.34	3.34	132,244	0.55	0.52	1.01	1.01	82
15.02	11.09	11.09	147,873	0.56	0.52	0.98	0.98	103
14.81	34.38	34.38	131,597	0.61	0.52	1.15	1.15	141

15.75	12.34	12.34	76,470	0.63	0.53	1.39	1.39	55
14.08	18.74	18.58	74,680	0.64	0.52	1.86	1.70	68
12.48	(5.00)	(5.00)	64,052	0.58	0.52	1.25	1.25	61
14.72	8.98	8.98	112,643	0.56	0.52	1.75	1.75	60
14.66	34.31	34.31	104,869	0.60	0.52	1.54	1.54	58

13.58	12.32	12.32	77,144	0.66	0.58	1.86	1.86	35
12.42	3.96	3.85	73,391	0.65	0.57	1.71	1.60	59
13.34	4.37	4.37	73,223	0.59	0.57	2.12	2.12	30
14.66	28.47	28.47	128,653	0.58	0.57	1.76	1.76	45
11.74	1.89	1.89	96,202	0.63	0.57	1.72	1.72	58

15.81	14.90	14.90	58,589	0.71	0.53	0.68	0.68	77
14.06	19.87	19.87	54,372	0.71	0.53	0.84	0.84	91
12.16	(0.15)	(0.15)	49,403	0.63	0.53	0.68	0.68	92
13.43	6.85	6.85	52,734	0.64	0.54	0.73	0.73	98
14.53	39.87	39.87	51,437	0.73	0.55	0.72	0.72	87

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	103

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations					Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations		Net investment income	Net realized gains	Total dividends and distributions

SOCIAL CHOICE EQUITY FUND
12/31/17	*	$14.02	$0.27		$2.66	$2.93		$(0.00)[d]	$(0.05)	$(0.05)
12/31/16	*	13.61	0.34		1.48	1.82		(0.34)	(1.07)	(1.41)
12/31/15	*	15.47	0.27		(0.72)	(0.45)		(0.39)	(1.02)	(1.41)
12/31/14	*	14.56	0.26		1.34	1.60		(0.28)	(0.41)	(0.69)
12/31/13	*	11.01	0.22		3.54	3.76		(0.21)	—	(0.21)

STOCK INDEX FUND
12/31/17	*	19.59	0.40		3.71	4.11		—	(0.02)	(0.02)
12/31/16	*	17.74	0.40		1.86	2.26		(0.41)	—	(0.41)
12/31/15	*	18.17	0.35		(0.28)	0.07		(0.36)	(0.14)	(0.50)
12/31/14	*	16.49	0.32		1.73	2.05		(0.33)	(0.04)	(0.37)
12/31/13	*	12.59	0.28		3.92	4.20		(0.28)	(0.02)	(0.30)

INTERNATIONAL EQUITY FUND
12/31/17	*	7.11	0.10		2.24	2.34		(0.10)	—	(0.10)
12/31/16	*	7.14	0.11		(0.03)	0.08		(0.11)	—	(0.11)
12/31/15	*	7.32	0.10		(0.18)	(0.08)		(0.10)	—	(0.10)
12/31/14	*	8.06	0.12		(0.76)	(0.64)		(0.10)	—	(0.10)
12/31/13	*	6.64	0.13		1.47	1.60		(0.18)	—	(0.18)

BOND FUND
12/31/17	*	9.86	0.27		0.18	0.45		(0.00)[d]	—	(0.00)[d]
12/31/16	*	9.82	0.28		0.13	0.41		(0.29)	(0.08)	(0.37)
12/31/15	*	10.22	0.29		(0.23)	0.06		(0.35)	(0.11)	(0.46)
12/31/14	*	9.98	0.24		0.31	0.55		(0.23)	(0.08)	(0.31)
12/31/13	*	10.46	0.26		(0.42)	(0.16)		(0.25)	(0.07)	(0.32)

MONEY MARKET FUND
12/31/17		1.00	0.01		—	0.01		(0.01)	—	(0.01)
12/31/16		1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	—	(0.00)[d]
12/31/15		1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	—	(0.00)[d]
12/31/14		1.00	—		0.00 [d]	0.00	[d]	—	—	—
12/31/13		1.00	0.00	[d]	—	0.00	[d]	(0.00)[d]	—	(0.00)[d]

104	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls

$16.90	20.96%	20.96%	$61,385	0.33%	0.22%	1.75%	1.75%	13%	13%
14.02	13.35	13.35	52,595	0.36	0.22	2.44	2.44	21	21
13.61	(2.70)	(2.70)	47,408	0.28	0.22	1.76	1.76	9	9
15.47	10.98	10.98	71,967	0.26	0.22	1.68	1.68	10	10
14.56	34.13	34.13	64,931	0.33	0.22	1.68	1.68	11	11

23.68	21.01	21.01	445,430	0.12	0.09	1.88	1.88	7	7
19.59	12.71	12.71	364,787	0.12	0.09	2.19	2.19	12	12
17.74	0.43	0.43	332,443	0.11	0.09	1.91	1.91	7	7
18.17	12.46	12.46	328,728	0.12	0.09	1.86	1.86	8	8
16.49	33.43	33.43	283,117	0.16	0.09	1.90	1.90	5	5

9.35	32.98	32.97	115,406	0.70	0.60	1.24	1.24	119	119
7.11	1.06	0.96	88,738	0.69	0.60	1.57	1.47	94	94
7.14	(0.98)	(0.98)	91,819	0.66	0.60	1.29	1.29	77	77
7.32	(7.90)	(7.90)	90,680	0.66	0.60	1.46	1.46	91	91
8.06	24.15	24.15	98,106	0.74	0.60	1.79	1.79	133	133

10.31	4.54	4.54	199,969	0.36	0.35	2.69	2.69	147	114
9.86	4.23	4.23	177,844	0.42	0.35	2.80	2.80	217	143
9.82	0.57	0.57	179,096	0.39	0.35	2.77	2.77	155	155
10.22	5.47	5.47	230,823	0.39	0.35	2.38	2.38	180	180
9.98	(1.54)	(1.54)	189,409	0.44	0.35	2.46	2.46	133	133

1.00	0.74	0.74	82,411	0.26	0.15	0.75	0.75	—	—
1.00	0.28	0.28	78,259	0.26	0.15	0.28	0.28	—	—
1.00	0.00	0.00	71,238	0.23	0.15	0.00	0.00	—	—
1.00	0.00	0.00	68,628	0.23	0.11	0.00	0.00	—	—
1.00	0.01	0.01	73,406	0.27	0.13	0.00	0.00	—	—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	105

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations			Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

BALANCED FUND
12/31/17		$10.32	$0.00	$1.42	$1.42	$—	$(0.11)	$(0.11)
12/31/16		10.12	0.23	0.39	0.62	(0.25)	(0.17)	(0.42)
12/31/15		10.45	0.22	(0.09)	0.13	(0.30)	(0.16)	(0.46)
12/31/14	†	10.00	0.29	0.43	0.72	(0.27)	(0.00)[d]	(0.27)

*	This per share data has been retroactively adjusted for the 5-for-2 stock split that occurred on October 25, 2017.
†	The Fund commenced operations on January 31, 2014.
††

Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.

a	Based on average shares outstanding.
b	The percentages shown for this period are not annualized.
c	The percentages shown for this period are annualized.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the underlying Funds.
u	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

106	2017 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††		Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Portfolio turnover rate

$11.63	13.82%		$59,343	0.23%[e]		0.10%[e]		0.02%		14%
10.32	6.14		49,957	0.24	[e]	0.10	[e]	2.20		17
10.12	1.28		42,585	0.23	[e]	0.10	[e]	2.03		40
10.45	7.21	[b]	36,932	0.49	ce	0.10	ce	2.99	[c]	59	[b]

See notes to financial statements	TIAA-CREF Life Funds ▪ 2017 Annual Report	107

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: For all Funds (other than the Money Market Fund), investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements. Investments held by the Money Market Fund are recorded at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Dividends from affiliated investments are recorded as dividend income, while capital gain distributions, including short-term capital gain distributions, are recorded as gain distributions from affiliated investments on the Statements of Operations. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost

108	2017 Annual Report ▪ TIAA-CREF Life Funds

of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2017, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, investments in partnerships, and the expiration of capital loss carryovers were identified and reclassified among the components of certain Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

TIAA-CREF Life Funds ▪ 2017 Annual Report	109

Notes to financial statements

The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In March 2017, FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will reduce losses recognized when a security is called on an earlier date. This guidance is effective for fiscal years beginning after December 15, 2018. The Funds adopted this accounting pronouncement for this annual report. The adoption did not have a material impact on the Funds’ financial statements and notes disclosures.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 1, 2019, but still requires the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Management is currently assessing the impact of Forms N-PORT and N-CEN on the Funds’ various filings. On August 1, 2017, the Funds implemented amendments to Regulation S-X related to derivatives and other disclosures in the financial statements and other filings. The amended S-X disclosures required under this rule did not have an impact on net assets or results of operations but resulted in new disclosures in the schedules of investments for certain investment types. Please refer to Note 3 and Note 4 of the financial statement disclosures for details.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

110	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

In March 2017, the Commission issued Final Rule Release No. 34-80295, Amendment to Securities Transaction Settlement Cycle. This final rule shortens the standard settlement cycle from T+3 to T+2. It is expected that this shortened settlement time will decrease certain risks due to the reduction of unsettled trades and risk exposure. The compliance date for this final rule was September 5, 2017. This rule did not materially impact the Funds’ financial statements and other filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In accordance with ASC 820, certain portfolio investments that are measured at fair value using the NAV per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of December 31, 2017, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where

TIAA-CREF Life Funds ▪ 2017 Annual Report	111

Notes to financial statements

traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Total return swap contracts: Total return swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Unfunded loan commitment: Unfunded loan commitments are marked-to-market daily based upon a price supplied by a pricing service. Unfunded loan commitments are generally categorized as Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

112	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2017, there were no material transfers between levels by the Funds.

As of December 31, 2017, 100% of the value of investments in the Balanced Fund was valued based on Level 1 inputs, while 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs.

The following table summarizes the market value of the Funds’ investments as of December 31, 2017, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Consumer discretionary	$17,168,421	$983,457	$—	18,151,878
Health care	12,619,695	1,566,620	—	14,186,315
Information technology	43,883,700	897,519	—	44,781,219
All other equity investments*	17,934,024	—	—	17,934,024
Short-term investments	1,049,051	2,100,000	—	3,149,051
Purchaed options**	15,120	—	—	15,120
Written options**	(80,605)	—	—	(80,605)

Total	$92,589,406	$5,547,596	$—	$98,137,002

Growth & Income
Equity investments:
Consumer discretionary	$16,174,835	$1,670,129	$—	$17,844,964
Consumer staples	13,362,807	950,252	—	14,313,059
Financials	18,072,032	1,109,693	—	19,181,725
Health care	18,963,625	1,595,522	—	20,559,147
Industrials	15,420,983	1,059,827	—	16,480,810
Information technology	38,021,119	762,083	—	38,783,202
All other equity investments*	18,163,574	—	—	18,163,574
Short-term investments	858,728	495,000	—	1,353,728
Purchased options**	9,685	—	—	9,685
Written options**	(190,607)	—	—	(190,607)

Total	$138,856,781	$7,642,506	$—	$146,499,287

Large-Cap Value
Equity investments:
Consumer discretionary	$6,712,757	$705,649	$—	$7,418,406
Energy	9,689,816	161,139	—	9,850,955
Financials	18,707,830	321,003	—	19,028,833
Industrials	6,487,118	195,330	160	6,682,608
Information technology	8,830,453	121,713	—	8,952,166
Materials	4,747,230	753,885	—	5,501,115
All other equity investments*	19,417,120	—	—	19,417,120
Short-term investments	1,226,305	110,000	—	1,336,305

Total	$75,818,629	$2,368,719	$160	$78,187,508

TIAA-CREF Life Funds ▪ 2017 Annual Report	113

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total

Real Estate Securities
Equity investments*	$75,972,265	$—	$—	$75,972,265
Short-term investments	—	920,000	—	920,000

Total	$75,972,265	$920,000	$—	$76,892,265

Small-Cap Equity
Equity investments*	$58,019,057	$—	$—	$58,019,057
Short-term investments	1,026,084	645,000	—	1,671,084
Futures**	7,579	—	—	7,579

Total	$59,052,720	$645,000	$—	$59,697,720

Social Choice Equity
Equity investments*	$60,955,934	$—	$—	$60,955,934
Short-term investments	380,914	380,000	—	760,914
Futures**	4,304	—	—	4,304

Total	$61,341,152	$380,000	$—	$61,721,152

Stock Index
Equity investments:
Consumer discretionary	$54,925,628	$129	$—	$54,925,757
Financials	66,845,410	261	—	66,845,671
Health care	58,422,920	9	112	58,423,041
Industrials	47,742,118	—	2,320	47,744,438
All other equity investments*	211,169,990	—	—	211,169,990
Short-term investments	5,240,465	5,660,000	—	10,900,465
Futures**	43,239	—	—	43,239

Total	$444,389,770	$5,660,399	$2,432	$450,052,601

International Equity
Equity investments:
Asia	$—	$29,901,020	$—	$29,901,020
Europe	—	73,883,637	—	73,883,637
Latin America	1,659,074	—	—	1,659,074
North America	—	3,159,360	—	3,159,360
All other equity investments*	1,681,573	4,071,423	—	5,752,996
Short-term investments	26,996	1,135,000	—	1,161,996

Total	$3,367,643	$112,150,440	$—	$115,518,083

Bond
Bank loan obligations	$—	$1,361,519	$—	$1,361,519
Corporate bonds	—	81,297,411	72,750	81,370,161
Government bonds	—	83,402,339	—	83,402,339
Structured assets	—	25,387,350	418,628	25,805,978
Preferred stocks	199,378	—	—	199,378
Short-term investments	—	6,270,000	—	6,270,000
Unfunded loan commitment**	—	152	—	152

Total	$199,378	$197,718,771	$491,378	$198,409,527

*	For detailed categories, see the accompanying summary portfolio of investments.
**	Unfunded loan commitments and derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

114	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At December 31, 2017, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Assets derivatives			Liabilities derivatives
Derivative contract	Location		Fair value amount	Location	Fair value amount

Growth Equity Fund
Equity contracts	Portfolio investments		$15,120
Equity contracts				Written options	$(80,605)

Growth & Income Fund
Equity contracts	Portfolio investments		9,685
Equity contracts				Written options	(190,607)

Small-Cap Equity Fund
Equity contracts	Futures	*	7,579

Social Choice Equity Fund
Equity contracts	Futures	*	4,304

Stock Index Fund
Equity contracts	Futures	*	43,239

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended December 31, 2017, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Purchased options	$(1,737)	$(131,044)
Equity contracts	Written options	(10,764)	20,654

Growth & Income Fund
Equity contracts	Purchased options	(8,841)	(7,208)
Equity contracts	Written options	187,540	2,624

Large-Cap Value Fund
Equity contracts	Purchased options	(250,240)	—
Equity contracts	Written options	94,629	—

TIAA-CREF Life Funds ▪ 2017 Annual Report	115

Notes to financial statements

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Small-Cap Equity Fund
Equity contracts	Futures transactions	18,636	10,191
Equity contracts	Swap transactions	(16,571)	—

Social Choice Equity Fund
Equity contracts	Futures transactions	23,625	4,304

Stock Index Fund
Equity contracts	Futures transactions	665,457	68,623

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended December 31, 2017, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets. The futures contracts outstanding as of December 31, 2017 are disclosed in the summary portfolio of investments and the full schedules of investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses;

116	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended December 31, 2017, the Growth Equity Fund and the Large-Cap Value Fund had exposure to options, based on underlying notional values, generally between 0% and 43% of net assets. Also, the Growth & Income Fund had exposure to options, based on underlying notional amounts, generally between 0% and 5% of net assets. The purchased and written options outstanding as of December 31, 2017 are disclosed in the summary portfolio of investments and the full schedules of investments.

Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. Certain Funds may invest in total return swaps to gain or hedge exposure to the underlying reference assets. During the year ended December 31, 2017, the Small-Cap Equity Fund had exposure to total return swaps, based on underlying notional amounts, generally between 0% and 2% of net assets. The total return swap contracts outstanding as of December 31, 2017 are disclosed in the summary portfolio of investments and the full schedule of investments.

Note 4—investment adviser and affiliates

Teachers Advisors, LLC (“Advisors”), a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

TIAA-CREF Life Funds ▪ 2017 Annual Report	117

Notes to financial statements

Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, TPIS is not compensated. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds.

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2017, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45%	0.52%
Large-Cap Value	0.45%	0.52%
Real Estate Securities	0.50%	0.57%
Small-Cap Equity	0.46%	0.53%
Social Choice Equity	0.15%	0.22%
Stock Index	0.06%	0.09%
International Equity	0.50%	0.60%
Bond	0.30%	0.35%
Money Market	0.10%	0.15%
Balanced	0.10%	0.10%

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2018. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. These amounts are included in Payment from affiliate on the Statements of Operations.

118	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2017, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)

Life Growth Equity	$287,837	$408,710	$41,143
Life Growth & Income	663,414	1,259,775	197,970
Life Large-Cap Value	776,482	656,687	134,034
Life Small-Cap Equity	110,222	153,039	53,881
Life Social Choice Equity	453,452	86,527	29,943
Life Stock Index	1,093,282	20,421	(5,187)
Life International Equity	2,229,275	1,735,029	416,253
Life Balanced	—	220,456	43

Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

Additionally, at the commencement of operations of each Fund, TIAA, an affiliate, invested in each Fund. During the year ended December 31, 2017, there were no redemptions.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2017:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Growth Equity	94%	6%	100%
Growth & Income	96	4	100
Large-Cap Value	93	7	100
Real Estate Securities	98	2	100
Small-Cap Equity	98	2	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	95	5	100
Bond	85	15	100
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The Balanced Fund invests its assets in shares of the

TIAA-CREF Life Funds ▪ 2017 Annual Report	119

Notes to financial statements

affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/16	Purchase cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 12/31/17

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$4,417	$666	$1,084	$126	$1,328	$—	$5,379
Growth & Income	5,023	649	875	54	1,123	—	5,936
Large-Cap Value	4,623	855	747	17	573	—	5,300
Real Estate Securities	1,030	370	308	14	117	—	1,193
Small Cap Equity	1,007	274	232	29	129	—	1,183
Stock Index	4,024	475	598	28	812	—	4,736
International Equity	5,088	907	1,539	1	1,490	63	5,947
Bond	24,690	5,796	2,043	(72)	1,250	5	29,621

	$49,902	$9,992	$7,426	$197	$6,822	$68	$59,295

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of December 31, 2017, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement

120	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Unfunded loan commitment: The Funds may enter into loan commitments to fund a portion of a delayed-draw term loan facility. The Funds are obligated to fund loan commitments at the borrower’s discretion. The Funds reserve against such contingent obligation by segregating short-term securities or cash. At December 31, 2017, the Bond Fund held an unfunded loan commitment of $37,280. Unfunded loan commitments are marked-to-market daily and any unrealized appreciation (depreciation) is included as an asset (liability) on the Statements of Assets and Liabilities. Interest income and the change in unrealized appreciation (depreciation) are included on the Statements of Operations.

Net unrealized appreciation (depreciation): At December 31, 2017, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

Growth Equity	$62,846,968	$35,569,389	$(279,355)	$35,290,034
Growth & Income	98,158,445	49,153,682	(798,139)	48,355,543
Large-Cap Value	63,088,590	17,389,909	(2,290,991)	15,098,918
Real Estate Securities	57,392,893	19,831,023	(331,651)	19,499,372
Small-Cap Equity	48,726,367	12,149,949	(1,178,596)	10,971,353
Social Choice Equity	36,015,524	26,754,424	(1,048,796)	25,705,628
Stock Index	231,646,431	227,008,804	(8,602,634)	218,406,170
International Equity	99,869,056	16,302,817	(653,790)	15,649,027
Bond	197,250,048	2,590,737	(1,431,410)	1,159,327
Balanced	53,346,485	5,948,244	—	5,948,244

TIAA-CREF Life Funds ▪ 2017 Annual Report	121

Notes to financial statements

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2017 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$70,331,787	$—	$74,147,808	$—
Growth & Income	94,638,324	—	104,061,258	—
Large-Cap Value	41,422,865	—	46,488,242	—
Real Estate Securities	26,045,340	—	26,295,845	—
Small-Cap Equity	42,439,469	—	45,847,641	—
Social Choice Equity	7,255,139	—	8,647,066	—
Stock Index	36,076,517	—	26,539,777	—
International Equity	122,554,868	—	121,988,233	—
Bond	73,939,328	220,685,710	65,411,098	200,093,880
Balanced	10,270,070	—	7,704,538	—

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended December 31, 2017 and December 31, 2016 was as follows:

	2017			2016
Fund	Ordinary income*	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$—	$1,338,467	$1,338,467	$421,081	$2,165,658	$2,586,739
Growth & Income	—	928,401	928,401	1,573,499	5,983,057	7,556,556
Large-Cap Value	—	302,191	302,191	1,210,609	2,551,377	3,761,986
Real Estate Securities	—	1,962,261	1,962,261	2,095,950	5,568,654	7,664,604
Small-Cap Equity	—	1,162,850	1,162,850	434,875	1,517,484	1,952,359
Social Choice Equity	6,835	208,722	215,557	1,145,313	3,671,040	4,816,353
Stock Index	—	421,541	421,541	7,364,981	99,340	7,464,321
International Equity	1,210,511	—	1,210,511	1,369,100	—	1,369,100
Bond	37,244	—	37,244	6,140,816	250,524	6,391,340
Money Market	583,742	—	583,742	215,103	—	215,103
Balanced Fund	—	564,726	564,726	1,190,563	760,889	1,951,452

*	Starting in 2017, the funds changed the timing of annual distributions from December to September. In September 2017, the Funds distributed any undistributed ordinary income and undistributed net capital gains, if any, as of the prior fiscal year end.

122	2017 Annual Report ▪ TIAA-CREF Life Funds

continued

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Growth Equity	$1,932,259	$5,230,184	$35,290,034	$—	$42,452,477
Growth & Income	2,943,896	7,630,912	48,355,543	—	58,930,351
Large-Cap Value	2,412,532	4,091,922	15,099,010	—	21,603,464
Real Estate Securities	1,694,966	2,530,464	19,499,375	—	23,724,805
Small-Cap Equity	2,191,292	4,256,272	10,971,353	—	17,418,917
Social Choice Equity	1,361,670	2,604,048	25,705,628	—	29,671,346
Stock Index	8,446,032	2,594,189	218,406,170	—	229,446,391
International Equity	1,123,321	—	15,650,539	—	16,773,860
Bond	5,057,778	—	1,159,145	(44,736)	6,172,187
Balanced	111,152	197,103	5,948,243	—	6,256,498

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

At December 31, 2017, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	No expiration	Total

Bond	$44,736	$44,736
Money Market	77	77

For the year ended December 31, 2017, the International Equity Fund utilized capital loss carryovers of $12,500,707 available from prior years and had capital loss carryovers available from prior years of $14,981,420 expire.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

TIAA-CREF Life Funds ▪ 2017 Annual Report	123

Notes to financial statements	concluded

Note 7—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 20, 2017 expiring on June 19, 2018, replacing the previous facility, which expired June 2017. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2017, there were no borrowings under this credit facility by the Funds.

Note 8—share split

Effective October 25, 2017, the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, and the Bond Fund underwent a 5-for-2 share split. The effect of the share split transaction was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

124	2017 Annual Report ▪ TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles

TIAA-CREF Life Funds ▪ 2017 Annual Report	125

Report of independent registered public accounting firm	concluded

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

126	2017 Annual Report ▪ TIAA-CREF Life Funds

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  December 31, 2017

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Commonwealth (non-profit organization).

TIAA-CREF Life Funds ▪ 2017 Annual Report	127

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2017

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since September 13, 2017.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	88	Director, Aflac Insurance. Inc.; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chairman, First Eagle Holdings (since 2016), Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	88	Director, First Eagle Holdings, LLC; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Prep for Prep.

128	2017 Annual Report ▪ TIAA-CREF Life Funds

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	88	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	88	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

TIAA-CREF Life Funds ▪ 2017 Annual Report	129

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  December 31, 2017

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary, Head of Corporate, Securities and M&A Group of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, President, TIAA Investments. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Senior Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
J. Keith Morgan TIAA 730 Third Ave. New York, NY 10017-3206 YOB: 1951	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2015.	Senior Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President and Chief Legal Officer of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.

130	2017 Annual Report ▪ TIAA-CREF Life Funds

Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Senior Executive Vice President, Chief Executive Officer, Institutional Financial Services of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Otha T. Spriggs, III TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Senior Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Funds Treasurer, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; and Treasurer of CREF.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

TIAA-CREF Life Funds ▪ 2017 Annual Report	131

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2017, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$1,338,467	$1,338,467
Growth & Income	—	928,401	928,401
Large-Cap Value	—	302,191	302,191
Real Estate Securities	9,357	1,952,904	1,962,261
Small-Cap Equity	—	1,162,850	1,162,850
Social Choice Equity	—	208,722	208,722
Stock Index	18,263	403,278	421,541
International Equity	—	—	—
Bond	—	—	—
Money Market	—	—	—
Balanced	—	564,726	564,726

For the fiscal year ended December 31, 2017, the TIAA-CREF Life Funds designate the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	0.00%
Growth & Income	0.00
Large-Cap Value	0.00
Real Estate Securities	0.00
Small-Cap Equity	0.00
Social Choice Equity	97.75
Stock Index	0.00
International Equity	0.00
Balanced	0.00

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2017 of $1,370,049 ($0.11101 per share), and paid taxes to foreign countries during the year ended December 31, 2017 of $122,960 ($0.00996 per share).

132	2017 Annual Report ▪ TIAA-CREF Life Funds

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Bloomberg Barclays Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE Index

The Real Estate Securities Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group companies (“LSEG”) or by the National Association of Real Estate Investment Trusts (“NAREIT”) and neither FTSE, nor LSEG, nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE NAREIT All Equity REITs Index (the “Index”) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. Neither FTSE, nor LSEG, nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor LSEG, nor NAREIT shall be under any obligation to advise any person of any error therein.

“FTSE®” is a trade mark of LSEG and is used by FTSE under license. “NAREIT®” is a trade mark of NAREIT.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a

TIAA-CREF Life Funds ▪ 2017 Annual Report	133

Additional information about index providers (unaudited)

registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

134	2017 Annual Report ▪ TIAA-CREF Life Funds

concluded

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, LLC. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Life Funds ▪ 2017 Annual Report	135

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How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org

24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252

24 hours a day, 7 days a week

National contact center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411

8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit TIAA.org, or call 800-223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Teachers Personal Investors Services, Inc., Nuveen Securities, LLC, and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2018 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

TIAA

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New York, NY 10017-3206

Printed on paper containing recycled fiber

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TIAA

730 Third Avenue

New York, NY 10017-3206

339669	A10847 (2/18)

Item 2. Code of Ethics.

2(a)    The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $303,060 and $291,270, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for tax services billed to the Registrant were $80,960 and $136,630, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for all other services billed to the Registrant were $5,000 and $5,000, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2017 and December 31, 2016, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $208,315 and $305,800, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUTOMOBILES & COMPONENTS - 0.8%
2,627	*,e	Tesla, Inc	$817,916

		TOTAL AUTOMOBILES & COMPONENTS	817,916

BANKS - 1.1%
35,680		Bank of America Corp	1,053,274

		TOTAL BANKS	1,053,274

CAPITAL GOODS - 5.4%
3,241		3M Co	762,834
4,378		Boeing Co	1,291,116
594		Northrop Grumman Corp	182,305
7,818		Parker-Hannifin Corp	1,560,316
2,011		Rockwell Automation, Inc	394,860
3,248		Roper Industries, Inc	841,232
1,205	*	WABCO Holdings, Inc	172,917

		TOTAL CAPITAL GOODS	5,205,580

CONSUMER DURABLES & APPAREL - 0.7%
8,363	*	Lululemon Athletica, Inc	657,248

		TOTAL CONSUMER DURABLES & APPAREL	657,248

CONSUMER SERVICES - 4.4%
14,190		Marriott International, Inc (Class A)	1,926,009
40,240		Starbucks Corp	2,310,983

		TOTAL CONSUMER SERVICES	4,236,992

DIVERSIFIED FINANCIALS - 1.7%
760		CBOE Holdings, Inc	94,688
2,989		Goldman Sachs Group, Inc	761,478
11,390		IntercontinentalExchange Group, Inc	803,678

		TOTAL DIVERSIFIED FINANCIALS	1,659,844

ENERGY - 1.3%
6,466	*	Concho Resources, Inc	971,322
3,727		Schlumberger Ltd	251,163

		TOTAL ENERGY	1,222,485

FOOD & STAPLES RETAILING - 1.2%
12,108		Wal-Mart Stores, Inc	1,195,665

		TOTAL FOOD & STAPLES RETAILING	1,195,665

FOOD, BEVERAGE & TOBACCO - 1.9%
5,115		Costco Wholesale Corp	952,004

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

10,128	*	Monster Beverage Corp	$641,001
3,834		Pinnacle Foods, Inc	228,008

		TOTAL FOOD, BEVERAGE & TOBACCO	1,821,013

HEALTH CARE EQUIPMENT & SERVICES - 4.7%
11,246	*	Cerner Corp	757,868
5,467	*	Intuitive Surgical, Inc	1,995,127
8,075		UnitedHealth Group, Inc	1,780,214

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	4,533,209

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
7,575		Estee Lauder Cos (Class A)	963,843

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	963,843

MATERIALS - 2.3%
6,874		Albemarle Corp	879,116
3,380		Sherwin-Williams Co	1,385,935

		TOTAL MATERIALS	2,265,051

MEDIA - 1.0%
27	*,m	Rovi Guides, Inc	109
9,086		Walt Disney Co	976,836

		TOTAL MEDIA	976,945

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.9%
7,112		AbbVie, Inc	687,802
8,776	*	Alexion Pharmaceuticals, Inc	1,049,522
916	*	Biogen Idec, Inc	291,810
4,853	*	BioMarin Pharmaceutical, Inc	432,742
17,390		Bristol-Myers Squibb Co	1,065,659
9,519	*,n	Celgene Corp	993,403
3,914		Eli Lilly & Co	330,576
4,841	*	Illumina, Inc	1,057,710
3,095		Ipsen	368,371
4,971	*	Jazz Pharmaceuticals plc	669,345
1,830		Lonza Group AG.	493,562
13,114		Novo Nordisk AS	704,687
4,682	*	Vertex Pharmaceuticals, Inc	701,645
11,192		Zoetis, Inc	806,272

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	9,653,106

RETAILING - 11.8%
3,602	*	Amazon.com, Inc	4,212,431
6,465		Expedia, Inc	774,313
27,160		Gap, Inc	925,070
10,700	n	Home Depot, Inc	2,027,971
2,089		Kering	983,348
6,158	*	NetFlix, Inc	1,182,090
4,985		Tiffany & Co	518,191
8,898		TJX Companies, Inc	680,341
711	*	Ulta Beauty, Inc	159,022

		TOTAL RETAILING	11,462,777

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
37,095	*,e	Advanced Micro Devices, Inc	$381,337
24,890		Applied Materials, Inc	1,272,377
8,088		Broadcom Ltd	2,077,807
5,426		NVIDIA Corp	1,049,931

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	4,781,452

SOFTWARE & SERVICES - 36.2%
19,780		Activision Blizzard, Inc	1,252,470
14,632	*	Adobe Systems, Inc	2,564,112
4,913	*	Alibaba Group Holding Ltd (ADR)	847,148
1,975	*	Alphabet, Inc (Class A)	2,080,465
3,174	*	Alphabet, Inc (Class C)	3,321,274
27,021	*	eBay, Inc	1,019,772
21,676	*,n	Facebook, Inc	3,824,947
6,508	*	Gartner, Inc	801,460
7,426	*	IAC/InterActiveCorp	908,051
16,511		Intuit, Inc	2,605,105
16,994		MasterCard, Inc (Class A)	2,572,212
60,953		Microsoft Corp	5,213,920
23,030	*	PayPal Holdings, Inc	1,695,469
5,311	*	Red Hat, Inc	637,851
22,433	*	salesforce.com, Inc	2,293,326
4,113	g	Scout24 AG.	167,629
14,102		Tencent Holdings Ltd	729,891
22,682		Visa, Inc (Class A)	2,586,202

		TOTAL SOFTWARE & SERVICES	35,121,304

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
25,041		Apple, Inc	4,237,689
4,974		TE Connectivity Ltd	472,729
4,135	*	Trimble Navigation Ltd	168,046

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	4,878,464

TRANSPORTATION - 2.6%
4,511		FedEx Corp	1,125,675
10,601		Union Pacific Corp	1,421,593

		TOTAL TRANSPORTATION	2,547,268

		TOTAL COMMON STOCKS (Cost $59,481,036)	95,053,436

PURCHASED OPTIONS - 0.0%

DIVERSIFIED FINANCIALS - 0.0%
4,500		PowerShares QQQ Trust Series 1	2,070
45,000		PowerShares QQQ Trust Series 1	13,050

		TOTAL DIVERSIFIED FINANCIALS	15,120

		TOTAL PURCHASED OPTIONS (Cost $146,164)	15,120

TIAA-CREF LIFE FUNDS - Growth Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 3.3%

TREASURY DEBT - 2.2%
$2,100,000		United States Cash Management Bill	0.900%	01/02/18	$2,100,000

		TOTAL TREASURY DEBT			2,100,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
1,049,051	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,049,051

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,049,051

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,148,998)			3,149,051

		TOTAL INVESTMENTS - 101.2% (Cost $62,776,198)			98,217,607
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(1,117,191)

		NET ASSETS - 100.0%			$97,100,416

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,000,845.

g	Security is exempt from registration under Section 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2017, the aggregate value of these securities was $167,629 or 0.2% or net assets.

m	Indicates a security that has been deemed illiquid.

n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of December 31, 2017 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
PowerShares QQQ Trust Series 1, Put	450	$133,987	$146.00	1/19/18	$13,050
PowerShares QQQ Trust Series 1, Put	45	12,177	149.00	1/19/18	2,070
Total	495	$146,164			$15,120

Written options outstanding as of December 31, 2017 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Home Depot, Inc, Put	10	$(3,530)	$135.00	1/19/18	$(10)
PowerShares QQQ Trust Series 1, Put	450	(57,261)	138.00	1/19/18	(5,400)
PowerShares QQQ Trust Series 1, Call	450	(31,612)	156.00	1/19/18	(72,450)
PowerShares QQQ Trust Series 1, Call	45	(3,890)	159.00	1/19/18	(2,025)
PowerShares QQQ Trust Series 1, Put	45	(4,966)	141.00	1/19/18	(720)
Total	1,000	$(101,259)			$(80,605)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.4%
5,044	*	Delphi Automotive plc	$427,883
4,262	*	Delphi Technologies plc	223,627

		TOTAL AUTOMOBILES & COMPONENTS	651,510

BANKS - 8.3%
80,753		Banca Intesa S.p.A.	267,927
96,047		Bank of America Corp	2,835,307
22,451		Citigroup, Inc	1,670,579
20,262		Citizens Financial Group, Inc	850,599
10,069		Comerica, Inc	874,090
37,908		Huntington Bancshares, Inc	551,940
45,856		ING Groep NV	841,766
30,306		JPMorgan Chase & Co	3,240,924
6,360		PNC Financial Services Group, Inc	917,684

		TOTAL BANKS	12,050,816

CAPITAL GOODS - 8.4%
10,212		Assa Abloy AB	211,710
4,020		Boeing Co	1,185,538
10,407		Caterpillar, Inc	1,639,935
43,122		CNH Industrial NV (NYSE)	577,835
2,852		Deere & Co	446,366
5,362		Fortive Corp	387,941
11,936	*	Gardner Denver Holdings, Inc	404,988
35,833	n	General Electric Co	625,286
11,929	n	Honeywell International, Inc	1,829,432
13,102		Kennametal, Inc	634,268
2,845		Northrop Grumman Corp	873,159
6,086		Parker-Hannifin Corp	1,214,644
5,114	n	Raytheon Co	960,665
3,237		Rockwell Automation, Inc	635,585
2,434		Schneider Electric S.A.	206,355
2,818	*,n	WABCO Holdings, Inc	404,383

		TOTAL CAPITAL GOODS	12,238,090

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
12,639		Waste Management, Inc	1,090,746

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,090,746

CONSUMER DURABLES & APPAREL - 2.5%
4,250	n	Hasbro, Inc	386,283
2,725	*,n	Mohawk Industries, Inc	751,828
5,198		PVH Corp	713,218

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

9,618		Sony Corp	$431,683
14,254	*,g	Spin Master Corp	612,570
16,363		Tapestry, Inc	723,735

		TOTAL CONSUMER DURABLES & APPAREL	3,619,317

CONSUMER SERVICES - 1.2%
11,788		Carnival Corp	782,370
4,049	*	Dave & Buster’s Entertainment, Inc	223,383
4,144		Wynn Resorts Ltd	698,637

		TOTAL CONSUMER SERVICES	1,704,390

DIVERSIFIED FINANCIALS - 3.3%
10,802		American Express Co	1,072,746
14,233		Blackstone Group LP	455,741
5,591		CME Group, Inc	816,566
2,237	n	Goldman Sachs Group, Inc	569,898
24,787		Morgan Stanley	1,300,574
11,088		Voya Financial, Inc	548,523

		TOTAL DIVERSIFIED FINANCIALS	4,764,048

ENERGY - 6.5%
17,720		Chevron Corp	2,218,367
6,879	*	Concho Resources, Inc	1,033,363
20,647	*	Continental Resources, Inc	1,093,672
6,103		Delek US Holdings, Inc	213,239
7,226	*	Diamondback Energy, Inc	912,282
13,502		EOG Resources, Inc	1,457,001
16,463		Halliburton Co	804,547
19,852	*	Parsley Energy, Inc	584,443
15,702	*	RSP Permian, Inc	638,757
41,738	*	WPX Energy, Inc	587,254

		TOTAL ENERGY	9,542,925

FOOD & STAPLES RETAILING - 0.7%
10,386	n	Wal-Mart Stores, Inc	1,025,618

		TOTAL FOOD & STAPLES RETAILING	1,025,618

FOOD, BEVERAGE & TOBACCO - 6.9%
25,538		Coca-Cola Co	1,171,683
17,024	n	Coca-Cola European Partners plc (Class A)	678,407
15,665		ConAgra Foods, Inc	590,101
4,222	n	Constellation Brands, Inc (Class A)	965,023
5,235	n	Costco Wholesale Corp	974,338
6,186		Diageo plc	226,744
4,633		Fresh Del Monte Produce, Inc	220,855
2,194		Heineken NV	228,718
3,425		Hershey Co	388,772
12,403		Kraft Heinz Co	964,457
17,734	*	Monster Beverage Corp	1,122,385
6,908		PepsiCo, Inc	828,407
12,431		Philip Morris International, Inc	1,313,335
7,147		Pinnacle Foods, Inc	425,032

		TOTAL FOOD, BEVERAGE & TOBACCO	10,098,257

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
4,075		Anthem, Inc	$916,916
13,024		Baxter International, Inc	841,871
35,422	*	Boston Scientific Corp	878,111
5,277		Cigna Corp	1,071,706
3,124	*	Edwards Lifesciences Corp	352,106
3,180	n	Humana, Inc	788,863
3,067	*	Idexx Laboratories, Inc	479,617
1,625	*	Intuitive Surgical, Inc	593,028
5,190	*,n	NuVasive, Inc	303,563
4,561		STERIS Plc	398,951
4,617		Stryker Corp	714,896
6,491	*,e	Teladoc, Inc	226,211
4,324		Universal Health Services, Inc (Class B)	490,125
2,970	*,n	WellCare Health Plans, Inc	597,297
1,907	n	Zimmer Holdings, Inc	230,118

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	8,883,379

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
4,724	*,n	Central Garden & Pet Co	183,858
14,743		Colgate-Palmolive Co	1,112,359
3,787		Estee Lauder Cos (Class A)	481,858
2,233		L’Oreal S.A.	494,790
9,973		Procter & Gamble Co	916,319

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,189,184

INSURANCE - 1.6%
15,791		American International Group, Inc	940,828
2,190	*	Berkshire Hathaway, Inc (Class B)	434,102
6,788	n	Chubb Ltd	991,930

		TOTAL INSURANCE	2,366,860

MATERIALS - 3.8%
7,045	n	Chemours Co	352,673
26,165		DowDuPont, Inc	1,863,471
8,382	n	FMC Corp	793,440
7,550	n	Praxair, Inc	1,167,834
1,921		Sherwin-Williams Co	787,687
6,164	*	Summit Materials, Inc	193,791
5,867	n	WR Grace and Co	411,453

		TOTAL MATERIALS	5,570,349

MEDIA - 2.4%
9,918	n	CBS Corp (Class B)	585,162
20,778		Comcast Corp (Class A)	832,159
3,836		Time Warner, Inc	350,879
9,843	n	Viacom, Inc (Class B)	303,263
13,167	n	Walt Disney Co	1,415,584

		TOTAL MEDIA	3,487,047

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
14,415		AbbVie, Inc	$1,394,075
5,578	*	Acadia Pharmaceuticals, Inc	167,954
1,290	n	Allergan plc	211,018
13,224		AstraZeneca plc (ADR)	458,873
4,705	*	BioMarin Pharmaceutical, Inc	419,545
2,770	*,n	Bluebird Bio, Inc	493,337
11,128		Bristol-Myers Squibb Co	681,924
4,743	*,n	Clovis Oncology, Inc	322,524
6,021		Eli Lilly & Co	508,534
2,731	*	Incyte Corp	258,653
4,103		Ipsen	488,344
3,002	*,n	Jazz Pharmaceuticals plc	404,219
13,845		Johnson & Johnson	1,934,423
1,074		Lonza Group AG.	289,665
2,844	*	Nektar Therapeutics	169,844
1,934	*	Neurocrine Biosciences, Inc	150,059
11,266		Novo Nordisk AS	605,384
21,709		Pfizer, Inc	786,300
945	*,n	Regeneron Pharmaceuticals, Inc	355,282
12,531	*	Schering-Plough Corp	705,119
5,811	*,n	Seattle Genetics, Inc	310,888
2,320	*	Vertex Pharmaceuticals, Inc	347,675
1,657		Vifor Pharma AG.	212,129

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	11,675,768

RETAILING - 5.7%
2,774	*	Amazon.com, Inc	3,244,110
3,499	*	ASOS plc	315,667
12,426		Home Depot, Inc	2,355,100
659		Kering	310,209
5,706	*,n	NetFlix, Inc	1,095,324
4,468	n	Tiffany & Co	464,448
2,673	*,n	Ulta Beauty, Inc	597,843

		TOTAL RETAILING	8,382,701

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
18,977		Applied Materials, Inc	970,104
5,299		Broadcom Ltd	1,361,313
3,138	*	Cavium, Inc	263,059
38,590		Intel Corp	1,781,314
4,610		Microchip Technology, Inc	405,127
9,271	*,n	Microsemi Corp	478,847
2,729		Monolithic Power Systems, Inc	306,630
6,743	n	NVIDIA Corp	1,304,771

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	6,871,165

SOFTWARE & SERVICES - 15.4%
9,796		Activision Blizzard, Inc	620,283
3,184	*	Adobe Systems, Inc	557,964
3,712	*	Alphabet, Inc (Class C)	3,884,237
9,145		DXC Technology Co	867,860
15,056	*	Facebook, Inc	2,656,782

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

5,059	*	IAC/InterActiveCorp	$618,614
9,900		MasterCard, Inc (Class A)	1,498,464
52,825		Microsoft Corp	4,518,650
10,880	*,n	Nutanix, Inc	383,846
19,100		Oracle Corp	903,048
10,703	*	PayPal Holdings, Inc	787,955
5,385	*	Proofpoint, Inc	478,242
12,852	*	salesforce.com, Inc	1,313,860
2,994	*	ServiceNow, Inc	390,388
7,223	*	Take-Two Interactive Software, Inc	792,941
14,724		Tencent Holdings Ltd	762,083
7,360	*,n	Teradata Corp	283,066
8,661	*	Twitter, Inc	207,951
5,216	*,e	VMware, Inc (Class A)	653,669
36,208	*	Zynga, Inc	144,832

		TOTAL SOFTWARE & SERVICES	22,324,735

TECHNOLOGY HARDWARE & EQUIPMENT - 6.6%
34,224	n	Apple, Inc	5,791,727
34,334		Cisco Systems, Inc	1,314,992
5,264		Cognex Corp	321,946
20,064	*	Flextronics International Ltd	360,951
9,829		Flir Systems, Inc	458,228
4,833	*	Itron, Inc	329,611
3,812		National Instruments Corp	158,694
22,631	*	Pure Storage, Inc	358,928
2,851		Universal Display Corp	492,225

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	9,587,302

TELECOMMUNICATION SERVICES - 0.5%
18,414		AT&T, Inc	715,936

		TOTAL TELECOMMUNICATION SERVICES	715,936

TRANSPORTATION - 2.2%
8,156		DSV AS	641,762
3,593	n	FedEx Corp	896,597
4,882	n	J.B. Hunt Transport Services, Inc	561,332
7,847	n	Union Pacific Corp	1,052,283

		TOTAL TRANSPORTATION	3,151,974

UTILITIES - 1.6%
6,819		American Water Works Co, Inc	623,871
13,072	*	Evoqua Water Technologies Corp	309,937
14,747		Great Plains Energy, Inc	475,443
5,923		NextEra Energy, Inc	925,113

		TOTAL UTILITIES	2,334,364

		TOTAL COMMON STOCKS (Cost $96,457,025)	145,326,481

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY			VALUE

PURCHASED OPTIONS - 0.0%

CONSUMER SERVICES - 0.0%
2,200		Caesarstone Ltd			$1,045

		TOTAL CONSUMER SERVICES			1,045

FOOD, BEVERAGE & TOBACCO - 0.0%
1,700		Hain Celestial Group, Inc			3,485

		TOTAL FOOD, BEVERAGE & TOBACCO			3,485

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
400		Humana, Inc			380
600		Wellcare Health Plans, Inc			4,740

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			5,120

MEDIA - 0.0%
700		Dish Network Corp			35

		TOTAL MEDIA			35

		TOTAL PURCHASED OPTIONS (Cost $16,091)			9,685

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.9%

TREASURY DEBT - 0.3%
$ 495,000		United States Cash Management Bill	0.900%	01/02/18	495,000

		TOTAL TREASURY DEBT			495,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
858,728	c	State Street Navigator Securities Lending Government Money Market Portfolio			858,728

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			858,728

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,353,716)			1,353,728

		TOTAL INVESTMENTS - 100.6% (Cost $97,826,832)			146,689,894
		OTHER ASSETS & LIABILITIES, NET - (0.6)%			(883,617)

		NET ASSETS - 100.0%			$145,806,277

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $830,199.

g	Security is exempt from registration under Section 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2017, the aggregate value of these securities was $612,570 or 0.4% or net assets.

n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Purchased options outstanding as of December 31, 2017 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Caesarstone Ltd, Call	22	$3,338	$27.50	4/20/18	$1,045
Dish Network Corp, Call	7	2,979	65.00	1/19/18	35
Hain Celestial Group, Inc, Call	17	3,145	47.00	5/18/18	3,485
Humana, Inc, Call	4	1,967	280.00	2/16/18	380
Wellcare Health Plans, Inc, Call	6	4,662	220.00	6/15/18	4,740
Total	56	$16,091			$9,685

Written options outstanding as of December 31, 2017 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Adtran Inc, Put	42	$(2,278)	$17.00	5/18/18	$(2,310)
Alibaba Group Holding Ltd, Put	5	(650)	155.00	1/19/18	(165)
Allergan plc, Call	6	(1,728)	230.00	3/16/18	(186)
Allergan plc, Put	5	(9,740)	210.00	3/16/18	(23,912)
AMC Networks Inc, Put	12	(2,256)	45.00	3/16/18	(600)
Apple, Inc, Put	7	(560)	165.00	1/19/18	(910)
Axalta Coating Systems Ltd, Put	22	(1,078)	28.00	1/19/18	(220)
B&G Foods, Inc, Put	22	(803)	30.00	2/16/18	(770)
Bluebird Bio, Inc, Put	3	(207)	150.00	1/19/18	(120)
Caesarstone Ltd, Put	22	(2,491)	22.50	4/20/18	(4,730)
Casey’s General Stores, Inc, Put	7	(378)	100.00	1/19/18	(63)
CBS Corp, Put	10	(430)	52.50	1/19/18	(110)
Celgene Corp, Put	11	(20,550)	120.00	9/21/18	(20,652)
Celgene Corp, Put	7	(11,782)	115.00	1/18/19	(11,564)
Central Garden & Pet Co, Call	11	(1,188)	40.00	1/19/18	(825)
Cerner Corp, Put	9	(4,707)	65.00	6/15/18	(2,790)
Chemours Co, Put	14	(1,512)	46.00	1/19/18	(490)
Chubb Ltd, Put	6	(546)	140.00	1/19/18	(180)
Clovis Oncology Inc, Put	2	(986)	60.00	4/20/18	(954)
Coca-Cola European Partners Pl, Put	17	(442)	36.00	1/19/18	(170)
CommVault Systems, Inc, Put	14	(1,582)	50.00	2/16/18	(1,820)
Constellation Brands, Inc, Put	5	(479)	210.00	1/19/18	(375)
Costco Wholesale Corp, Put	2	(122)	177.50	1/19/18	(106)
Costco Wholesale Corp, Put	2	(194)	180.00	1/19/18	(178)
CSX Corp, Put	17	(2,023)	45.00	5/18/18	(1,267)
Dish Network Corp, Put	7	(343)	45.00	1/19/18	(350)
Dish Network Corp, Put	14	(8,372)	50.00	6/15/18	(8,330)
Expedia, Inc, Put	5	(6,370)	130.00	4/20/18	(6,425)
FedEx Corp, Call	4	(360)	260.00	1/5/18	(42)
FedEx Corp, Put	4	(328)	245.00	1/5/18	(240)
FedEx Corp, Put	4	(348)	247.50	1/5/18	(464)
FMC Corp, Put	10	(440)	80.00	1/19/18	(100)
General Dynamics Corp, Put	3	(215)	185.00	1/19/18	(57)
General Electric Co, Put	33	(4,686)	18.00	6/15/18	(4,653)
Goldman Sachs Group, Inc, Put	5	(720)	240.00	1/19/18	(445)
Goldman Sachs Group, Inc, Put	2	(3,500)	270.00	4/20/18	(4,020)
Hain Celestial Group, Inc, Call	17	(535)	55.00	5/18/18	(1,063)
Hain Celestial Group, Inc, Put	22	(2,552)	34.00	5/18/18	(1,760)
Hasbro, Inc, Call	5	(120)	100.00	1/12/18	(75)
Hasbro, Inc, Call	3	(207)	115.00	4/20/18	(135)
Hasbro, Inc, Put	4	(752)	85.00	2/16/18	(836)
Hasbro, Inc, Put	4	(1,132)	85.00	4/20/18	(1,440)
Hasbro, Inc, Put	4	(1,932)	90.00	4/20/18	(2,220)
Hasbro, Inc, Put	3	(1,404)	92.50	4/20/18	(2,070)
Humana, Inc, Call	4	(413)	310.00	2/16/18	(120)
Humana, Inc, Put	4	(2,233)	220.00	2/16/18	(760)
Jazz Pharmaceuticals Plc, Put	7	(1,668)	120.00	1/19/18	(420)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
J.B. Hunt Transport Services, Inc, Put	9	$(486)	$100.00	1/19/18	$(112)
Lumentum Holdings, Inc, Put	22	(1,672)	32.50	3/16/18	(1,045)
Mattel, Inc, Put	22	(4,887)	15.00	1/18/19	(5,665)
Microsemi Corp, Put	14	(3,265)	50.00	3/16/18	(2,800)
Microstrategy Inc, Put	3	(1,054)	115.00	1/19/18	(45)
Mohawk Industries, Inc, Put	4	(482)	260.00	1/19/18	(190)
Monsanto Co, Put	13	(8,687)	97.50	1/19/18	(195)
Monsanto Co, Put	6	(1,248)	100.00	4/20/18	(900)
NetFlix, Inc, Put	6	(552)	172.50	1/12/18	(180)
Newell Brands Inc, Put	15	(6,870)	42.00	6/15/18	(16,725)
Nutanix, Inc, Put	7	(343)	27.50	2/16/18	(245)
Nutanix, Inc, Put	7	(686)	30.00	2/16/18	(490)
NuVasive, Inc, Call	10	(1,180)	70.00	3/16/18	(650)
NuVasive, Inc, Put	10	(2,432)	55.00	3/16/18	(2,175)
NVIDIA Corp, Call	4	(616)	220.00	1/26/18	(168)
NVIDIA Corp, Call	4	(2,412)	215.00	2/16/18	(1,608)
NVIDIA Corp, Put	4	(1,872)	175.00	1/19/18	(212)
Pioneer Natural Resources Co, Put	11	(10,263)	135.00	6/15/18	(2,420)
Praxair, Inc, Put	5	(270)	140.00	1/19/18	(63)
Praxair, Inc, Put	3	(2,169)	155.00	4/20/18	(2,085)
Raytheon Co, Put	5	(370)	175.00	1/19/18	(115)
Regeneron Pharmaceuticals Inc, Put	3	(9,474)	330.00	1/18/19	(7,650)
Schlumberger Ltd, Put	7	(4,903)	67.50	6/15/18	(2,835)
Seattle Genetics, Inc, Put	7	(931)	45.00	3/16/18	(770)
Teradata Corp, Put	14	(522)	35.00	1/19/18	(175)
Tiffany & Co, Put	10	(780)	90.00	1/19/18	(240)
Tripadvisor Inc, Put	22	(9,773)	33.00	6/15/18	(6,820)
Tronox Ltd, Put	22	(748)	16.00	1/19/18	(88)
Ulta Beauty Inc, Call	3	(1,449)	255.00	3/16/18	(1,260)
Ulta Beauty, Inc, Call	3	(1,599)	260.00	4/20/18	(1,410)
Ulta Beauty, Inc, Put	1	(1,588)	220.00	4/20/18	(1,350)
Ulta Beauty, Inc, Put	2	(4,246)	230.00	4/20/18	(3,810)
Union Pacific Corp, Put	7	(572)	125.00	1/26/18	(620)
United Parcel Service, Inc, Put	7	(359)	113.00	1/26/18	(245)
United States Steel Corp, Put	10	(690)	18.00	4/20/18	(65)
UnitedHealth Group, Inc, Put	4	(424)	205.00	1/19/18	(272)
Viacom, Inc, Call	10	(180)	35.00	1/19/18	(100)
Viacom, Inc, Put	14	(1,960)	27.50	6/15/18	(2,212)
WABCO Holdings Inc, Call	7	(1,477)	170.00	3/16/18	(175)
WABCO Holdings Inc, Put	7	(1,946)	130.00	3/16/18	(1,277)
WABCO Holdings Inc, Put	7	(2,418)	140.00	3/16/18	(2,975)
Wal-Mart Stores, Inc, Put	6	(2,748)	100.00	3/16/18	(2,430)
Walt Disney Co, Put	7	(508)	100.00	1/19/18	(56)
Wellcare Health Plans Inc, Put	6	(2,928)	165.00	6/15/18	(1,965)
Wellcare Health Plans, Inc, Call	6	(1,938)	240.00	6/15/18	(1,950)
WR Grace And Co, Put	10	(590)	62.50	1/19/18	(200)
Zimmer Biomet Holdings, Inc, Put	7	(308)	105.00	1/19/18	(77)
Total	841	$(214,217)			$(190,607)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.5%

AUTOMOBILES & COMPONENTS - 1.3%
17,535		General Motors Co	$718,760
13,775		Peugeot S.A.	279,787

		TOTAL AUTOMOBILES & COMPONENTS	998,547

BANKS - 13.6%
96,750		Banca Intesa S.p.A.	321,003
92,704		Bank of America Corp	2,736,622
25,733		Citigroup, Inc	1,914,793
6,439		Citizens Financial Group, Inc	270,309
6,555		Comerica, Inc	569,040
17,678		Huntington Bancshares, Inc	257,392
11,577		JPMorgan Chase & Co	1,238,044
37,729		Regions Financial Corp	651,957
4,331		SunTrust Banks, Inc	279,739
10,198		TCF Financial Corp	209,059
21,945		Wells Fargo & Co	1,331,403
11,839		Zions Bancorporation	601,776

		TOTAL BANKS	10,381,137

CAPITAL GOODS - 7.3%
81,033	*	Bombardier, Inc	195,330
12,214	*	Colfax Corp	483,919
6,289		Fortive Corp	455,009
8,508	*	Gardner Denver Holdings, Inc	288,676
60,682		General Electric Co	1,058,901
6,732	*	HD Supply Holdings, Inc	269,482
1,945	*	Herc Holdings, Inc	121,776
3,589		Johnson Controls International plc	136,777
2,429		L3 Technologies, Inc	480,578
4,783		Masco Corp	210,165
3,984	*	Navistar International Corp	170,834
4,953	*	SPX Corp	155,475
7,822	*	SPX FLOW, Inc	371,936
6,466		Terex Corp	311,791
21,018		Triumph Group, Inc	571,689
2,639		United Technologies Corp	336,657

		TOTAL CAPITAL GOODS	5,618,995

CONSUMER DURABLES & APPAREL - 1.4%
38,704		Cyrela Brazil Realty S.A.	154,129
7,293		Pulte Homes, Inc	242,492
13,748	*	Skechers U.S.A., Inc (Class A)	520,224
3,709		Sony Corp (ADR)	166,720

		TOTAL CONSUMER DURABLES & APPAREL	1,083,565

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 3.7%
34,788	*	Arcos Dorados Holdings, Inc	$360,056
5,781		Carnival Corp	383,685
12,854		Extended Stay America, Inc	244,226
18,866		Melco Crown Entertainment Ltd (ADR)	547,869
10,539		MGM Resorts International	351,897
14,506		Red Rock Resorts, Inc	489,432
8,087		Restaurant Brands International, Inc	497,189

		TOTAL CONSUMER SERVICES	2,874,354

DIVERSIFIED FINANCIALS - 5.3%
3,866		American Express Co	383,933
2,072		Bank of New York Mellon Corp	111,598
4,238		Capital One Financial Corp	422,020
5,587		Goldman Sachs Group, Inc	1,423,344
4,234		Legg Mason, Inc	177,743
12,978		Morgan Stanley	680,956
4,570		State Street Corp	446,078
11,076		Synchrony Financial	427,644

		TOTAL DIVERSIFIED FINANCIALS	4,073,316

ENERGY - 12.9%
2,466		Anadarko Petroleum Corp	132,276
2,687		Arch Coal, Inc	250,321
58,448		Cenovus Energy, Inc	533,630
8,105		Chevron Corp	1,014,665
2,446	*	Continental Resources, Inc	129,565
148	*	Diamondback Energy, Inc	18,685
11,169		EOG Resources, Inc	1,205,247
15,681		Exxon Mobil Corp	1,311,559
8,156	*	Jagged Peak Energy, Inc	128,702
24,092	*	Matador Resources Co	749,984
39,407	*,e	MEG Energy Corp	161,139
20,863		Nabors Industries Ltd	142,494
3,893	*	Newfield Exploration Co	122,746
40,225	*	Parsley Energy, Inc	1,184,224
20,655		Plains All American Pipeline LP	426,319
5,710		Plains GP Holdings LP	125,335
3,727	e	RPC, Inc	95,150
13,760	*	RSP Permian, Inc	559,757
17,100	*	Transocean Ltd (NYSE)	182,628
110,536	*	Weatherford International Ltd	460,935
26,345		Williams Cos, Inc	803,259
7,984	*	WPX Energy, Inc	112,335

		TOTAL ENERGY	9,850,955

FOOD & STAPLES RETAILING - 1.2%
5,802		Walgreens Boots Alliance, Inc	421,341
5,204		Wal-Mart Stores, Inc	513,895

		TOTAL FOOD & STAPLES RETAILING	935,236

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 6.0%
2,559		Bunge Ltd	$171,658
8,829		ConAgra Foods, Inc	332,588
4,371		General Mills, Inc	259,157
17,255		Kraft Heinz Co	1,341,749
4,238		Lamb Weston Holdings, Inc	239,235
712		Molson Coors Brewing Co (Class B)	58,434
21,098		Mondelez International, Inc	902,994
7,922		Philip Morris International, Inc	836,959
7,760		Pinnacle Foods, Inc	461,487

		TOTAL FOOD, BEVERAGE & TOBACCO	4,604,261

HEALTH CARE EQUIPMENT & SERVICES - 2.3%
3,829		Abbott Laboratories	218,521
610		Anthem, Inc	137,256
1,047		Baxter International, Inc	67,678
9,555	*	Boston Scientific Corp	236,869
8,980		Cardinal Health, Inc	550,205
2,795		Medtronic plc	225,696
4,568	*	Molina Healthcare, Inc	350,274

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,786,499

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
3,941		Procter & Gamble Co	362,099

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	362,099

INSURANCE - 6.0%
4,109		Allstate Corp	430,253
16,068		American International Group, Inc	957,331
3,596	*	Berkshire Hathaway, Inc (Class B)	712,799
4,219		Chubb Ltd	616,523
4,493		Hartford Financial Services Group, Inc	252,866
12,061		Manulife Financial Corp	251,593
18,593		Metlife, Inc	940,062
2,016		Travelers Cos, Inc	273,450
1,947		W.R. Berkley Corp	139,503

		TOTAL INSURANCE	4,574,380

MATERIALS - 7.2%
43,125	*	AK Steel Holding Corp	244,087
3,296		Ashland Global Holdings, Inc	234,675
2,141	*	Berry Plastics Group, Inc	125,612
2,682		Chemours Co	134,261
13,695		DowDuPont, Inc	975,358
31,379		First Quantum Minerals Ltd	439,606
17,612	*	Freeport-McMoRan Copper & Gold, Inc (Class B)	333,923
5,462	*	GCP Applied Technologies, Inc	174,238
27,394	*	Louisiana-Pacific Corp	719,367
8,354		Olin Corp	297,235
10,899		ThyssenKrupp AG.	314,280
18,215		Tronox Ltd	373,590
8,920		Valvoline, Inc	223,535

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

1,521		Vulcan Materials Co	$195,251
10,211		WR Grace and Co	716,097

		TOTAL MATERIALS	5,501,115

MEDIA - 1.4%
3,337		CBS Corp (Class B)	196,883
2,688	*	DISH Network Corp (Class A)	128,352
2,504		Time Warner, Inc	229,041
4,505		Walt Disney Co	484,332

		TOTAL MEDIA	1,038,608

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.5%
3,995		Allergan plc	653,502
2,962		Amgen, Inc	515,092
8,726		Bristol-Myers Squibb Co	534,729
8,078		Gilead Sciences, Inc	578,708
7,743		Johnson & Johnson	1,081,852
17,738	*	Mylan NV	750,495
56,005		Pfizer, Inc	2,028,501
9,979	*	Schering-Plough Corp	561,519
26,353	e	Teva Pharmaceutical Industries Ltd (ADR)	499,389

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	7,203,787

REAL ESTATE - 0.6%
627		AvalonBay Communities, Inc	111,863
12,908		MGM Growth Properties LLC	376,268

		TOTAL REAL ESTATE	488,131

RETAILING - 1.9%
3,019		Advance Auto Parts, Inc	300,964
40,961	*	Groupon, Inc	208,901
200,000		Hengdeli Holdings Ltd	9,600
9,835		Target Corp	641,734
35,502		Via Varejo S.A.	262,133

		TOTAL RETAILING	1,423,332

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
51,755	*,e	Advanced Micro Devices, Inc	532,042
24,716		Advanced Semiconductor Engineering, Inc (ADR)	160,160
8,971	*	Cree, Inc	333,183
12,746		Intel Corp	588,355
5,557	*	Mellanox Technologies Ltd	359,538
6,518		QUALCOMM, INC	417,282

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,390,560

SOFTWARE & SERVICES - 4.3%
3,549	*	Dell Technologies, Inc-VMware Inc	288,463
12,136	*	eBay, Inc	458,012
1,420	*	MicroStrategy, Inc (Class A)	186,446
338		Nintendo Co Ltd	121,713
16,961		Oracle Corp	801,916
68,206	*,e	Pandora Media, Inc	328,753

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY			VALUE

19,799	*	Teradata Corp			$761,470
85,954	*	Zynga, Inc			343,816

		TOTAL SOFTWARE & SERVICES			3,290,589

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
7,351	*	Ciena Corp			153,856
37,158		Cisco Systems, Inc			1,423,151
4,029		Corning, Inc			128,888
7,248		Hewlett Packard Enterprise Co			104,081
11,923	*	Infinera Corp			75,473
17,622		Juniper Networks, Inc			502,227
4,651	*	Lumentum Holdings, Inc			227,434
61,322		Nokia Corp			285,760
12,698		Xerox Corp			370,147

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			3,271,017

TELECOMMUNICATION SERVICES - 3.3%
42,864		AT&T, Inc			1,666,552
16,019		Telephone & Data Systems, Inc			445,328
7,567		Verizon Communications, Inc			400,522

		TOTAL TELECOMMUNICATION SERVICES			2,512,402

TRANSPORTATION - 1.4%
15,994	*,†,b,m	AMR Corporation (Escrow)			160
6,242	*	Kirby Corp			416,965
14,787		Knight-Swift Transportation Holdings, Inc			646,488

		TOTAL TRANSPORTATION			1,063,613

UTILITIES - 2.0%
2,818		American Electric Power Co, Inc			207,320
2,611		Duke Energy Corp			219,611
1,414		Edison International			89,421
6,843	*	Evoqua Water Technologies Corp			162,248
5,058		Exelon Corp			199,336
17,243		FirstEnergy Corp			527,981
1,111		Sempra Energy			118,788

		TOTAL UTILITIES			1,524,705

		TOTAL COMMON STOCKS (Cost $60,404,651)			76,851,203

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.7%

TREASURY DEBT - 0.1%
$ 110,000		United States Cash Management Bill	0.900%	01/02/18	110,000

		TOTAL TREASURY DEBT			110,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.6%
1,226,305	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,226,305

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,226,305

‘

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

VALUE

TOTAL SHORT-TERM INVESTMENTS (Cost $1,336,302)	$1,336,305

TOTAL INVESTMENTS - 102.2% (Cost $61,740,953)	78,187,508
OTHER ASSETS & LIABILITIES, NET - (2.2)%	(1,717,407)

NET ASSETS - 100.0%	$76,470,101

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

†	Security is categorized as Level 3 in the fair value hierarchy.

b	In bankruptcy

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,163,153.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.5%

DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
22,000	*	GDS Holdings Ltd (ADR)	$495,660

		TOTAL DATA PROCESSING & OUTSOURCED SERVICES	495,660

DIVERSIFIED REITS - 2.7%
20,000		Gramercy Property Trust	533,200
3,000		iShares Dow Jones US Real Estate Index Fund	243,030
150,000		Spirit Realty Capital, Inc	1,287,000

		TOTAL DIVERSIFIED REITS	2,063,230

HEALTH CARE REITS - 5.8%
20,000		HCP, Inc	521,600
45,000		Healthcare Trust of America, Inc	1,351,800
12,000		Physicians Realty Trust	215,880
15,000		Ventas, Inc	900,150
23,000		Welltower, Inc	1,466,710

		TOTAL HEALTH CARE REITS	4,456,140

HOMEBUILDING - 0.6%
25,000	*	TRI Pointe Homes, Inc	448,000

		TOTAL HOMEBUILDING	448,000

HOTEL & RESORT REITS - 3.7%
38,000		Host Marriott Corp	754,300
12,000		MGM Growth Properties LLC	349,800
22,000		Park Hotels & Resorts, Inc	632,500
68,000		Sunstone Hotel Investors, Inc	1,124,040

		TOTAL HOTEL & RESORT REITS	2,860,640

INDUSTRIAL REITS - 9.7%
7,000		DCT Industrial Trust, Inc	411,460
25,000		Duke Realty Corp	680,250
49,000		Prologis, Inc	3,160,990
82,000		Rexford Industrial Realty, Inc	2,391,120
24,000		Terreno Realty Corp	841,440

		TOTAL INDUSTRIAL REITS	7,485,260

IT CONSULTING & OTHER SERVICES - 0.8%
10,000	*	InterXion Holding NV	589,300

		TOTAL IT CONSULTING & OTHER SERVICES	589,300

MORTGAGE REITS - 1.3%
12,000		Hannon Armstrong Sustainable Infrastructure Capital, Inc	288,720
35,000		Starwood Property Trust, Inc	747,250

		TOTAL MORTGAGE REITS	1,035,970

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY	VALUE

OFFICE REITS - 11.3%
12,000		Alexandria Real Estate Equities, Inc	$1,567,080
18,500		Boston Properties, Inc	2,405,555
30,000		Hudson Pacific Properties	1,027,500
21,000		Kilroy Realty Corp	1,567,650
15,000		SL Green Realty Corp	1,513,950
8,000		Vornado Realty Trust	625,440

		TOTAL OFFICE REITS	8,707,175

REAL ESTATE SERVICES - 0.7%
30,000		Kennedy-Wilson Holdings, Inc	520,500

		TOTAL REAL ESTATE SERVICES	520,500

RESIDENTIAL REITS - 15.8%
20,000		American Homes 4 Rent	436,800
5,000		AvalonBay Communities, Inc	892,050
15,000		Camden Property Trust	1,380,900
22,000		Equity Lifestyle Properties, Inc	1,958,440
31,000		Equity Residential	1,976,870
7,500		Essex Property Trust, Inc	1,810,275
65,000		Invitation Homes, Inc	1,532,050
4,000		Mid-America Apartment Communities, Inc	402,240
19,500		Sun Communities, Inc	1,809,210

		TOTAL RESIDENTIAL REITS	12,198,835

RETAIL REITS - 16.1%
15,000		Agree Realty Corp	771,600
85,000		DDR Corp	761,600
13,000		Federal Realty Investment Trust	1,726,530
70,000		GGP, Inc	1,637,300
6,000		Realty Income Corp	342,120
24,000		Regency Centers Corp	1,660,320
60,000		Retail Opportunities Investment Corp	1,197,000
25,000		Simon Property Group, Inc	4,293,500

		TOTAL RETAIL REITS	12,389,970

SPECIALIZED REITS - 29.4%
23,500		American Tower Corp	3,352,745
30,000		Crown Castle International Corp	3,330,300
22,000		CyrusOne, Inc	1,309,660
7,000		Digital Realty Trust, Inc	797,300
7,000		Equinix, Inc	3,172,540
13,000		Extra Space Storage, Inc	1,136,850
38,000		Four Corners Property Trust, Inc	976,600
10,000		Gaming and Leisure Properties, Inc	370,000
12,000		Iron Mountain, Inc	452,760
40,000		National Storage Affiliates Trust	1,090,400
7,000		Public Storage, Inc	1,463,000
25,000		QTS Realty Trust, Inc	1,354,000
7,000	*	SBA Communications Corp	1,143,520
25,000		Uniti Group, Inc	444,750
66,000		Weyerhaeuser Co	2,327,160

		TOTAL SPECIALIZED REITS	22,721,585

		TOTAL COMMON STOCKS (Cost $56,449,675)	75,972,265

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.2%

TREASURY DEBT - 1.2%
$ 920,000	United States Cash Management Bill	0.900%	01/02/18	$920,000

	TOTAL TREASURY DEBT			920,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $919,977)			920,000

	TOTAL INVESTMENTS - 99.7% (Cost $57,369,652)			76,892,265
	OTHER ASSETS & LIABILITIES, NET - 0.3%			251,589

	NET ASSETS - 100.0%			$77,143,854

Abbreviation(s):

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

AUTOMOBILES & COMPONENTS - 0.7%
4,009		Tenneco, Inc	$234,687
1,570	*	Visteon Corp	196,470

		TOTAL AUTOMOBILES & COMPONENTS	431,157

BANKS - 11.9%
6,700		Bank of NT Butterfield & Son Ltd	243,143
5,000		Berkshire Hills Bancorp, Inc	183,000
9,580	l	Cathay General Bancorp	403,989
6,300	*	Customers Bancorp, Inc	163,737
2,800	*	Eagle Bancorp, Inc	162,120
9,520	*	Essent Group Ltd	413,359
3,860	*	FCB Financial Holdings, Inc	196,088
1,800		Federal Agricultural Mortgage Corp (Class C)	140,832
20,700	*	First Bancorp (Puerto Rico)	105,570
10,700		First Commonwealth Financial Corp	153,224
5,000		First Interstate Bancsystem, Inc	200,250
6,300	*	Flagstar Bancorp, Inc	235,746
8,200		Hancock Holding Co	405,900
4,300		IBERIABANK Corp	333,250
32,420	*	MGIC Investment Corp	457,446
9,363		Oritani Financial Corp	153,553
12,330		Provident Financial Services, Inc	332,540
20,920		Radian Group, Inc	431,161
4,100		Simmons First National Corp (Class A)	234,110
11,321		Sterling Bancorp/DE	278,497
16,110		Umpqua Holdings Corp	335,088
10,437		United Community Banks, Inc	293,697
6,800	*	Walker & Dunlop, Inc	323,000
8,380		Washington Federal, Inc	287,015
4,100		WesBanco, Inc	166,665
4,500		Wintrust Financial Corp	370,665

		TOTAL BANKS	7,003,645

CAPITAL GOODS - 10.5%
876		Applied Industrial Technologies, Inc	59,656
6,400	*	Atkore International Group, Inc	137,280
4,850	*	Beacon Roofing Supply, Inc	309,236
3,400		BWX Technologies, Inc	205,666
7,159		Comfort Systems USA, Inc	312,490
2,900		Cubic Corp	170,955
3,300		Curtiss-Wright Corp	402,105
5,887		EMCOR Group, Inc	481,262
3,904		EnerSys	271,836
1,700		EnPro Industries, Inc	158,967

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

6,000	*	Generac Holdings, Inc	$297,120
6,100	*	GMS, Inc	229,604
6,400		Hillenbrand, Inc	286,080
4,300		ITT, Inc	229,491
5,892	*	JELD-WEN Holding, Inc	231,968
1,900		Kadant, Inc	190,760
6,800	*	Mastec, Inc	332,860
2,580	*	Moog, Inc (Class A)	224,073
1,824		Mueller Industries, Inc	64,624
4,912	*	Patrick Industries, Inc	341,138
10,700	*	Rexnord Corp	278,414
1,200	*	Teledyne Technologies, Inc	217,380
3,100	*	Trex Co, Inc	336,009
7,300	*	Univar, Inc	226,008
2,200		Woodward Governor Co	168,388

		TOTAL CAPITAL GOODS	6,163,370

COMMERCIAL & PROFESSIONAL SERVICES - 3.1%
13,400	*	ACCO Brands Corp	163,480
3,100		Brink’s Co	243,970
3,400		Exponent, Inc	241,740
3,000		Healthcare Services Group	158,160
1,500		Herman Miller, Inc	60,075
4,600		Insperity, Inc	263,810
4,900	*	TriNet Group, Inc	217,266
5,228		Viad Corp	289,631
2,612	*	WageWorks, Inc	161,944

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,800,076

CONSUMER DURABLES & APPAREL - 3.1%
14,110		Callaway Golf Co	196,552
2,860		Columbia Sportswear Co	205,577
2,300	*	Deckers Outdoor Corp	184,575
1,800	*	Installed Building Products Inc	136,710
4,500	*	M/I Homes, Inc	154,800
3,900	*	Malibu Boats Inc	115,947
4,500	*	Skechers U.S.A., Inc (Class A)	170,280
5,200	*	Steven Madden Ltd	242,840
3,656	*	TopBuild Corp	276,906
2,200		Tupperware Corp	137,940

		TOTAL CONSUMER DURABLES & APPAREL	1,822,127

CONSUMER SERVICES - 4.8%
2,200	*	Bright Horizons Family Solutions	206,800
1,000	*	Buffalo Wild Wings, Inc	156,350
18,400	*	Caesars Entertainment Corp	232,760
4,100		Choice Hotels International, Inc	318,160
1,350		Churchill Downs, Inc	314,145
4,680	*	Dave & Buster’s Entertainment, Inc	258,196
10,530	*	Denny’s Corp	139,417
4,815	*	Grand Canyon Education, Inc	431,087
7,030		ILG, Inc	200,214
6,800		Red Rock Resorts, Inc	229,432

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,400		Texas Roadhouse, Inc (Class A)	$284,472

		TOTAL CONSUMER SERVICES	2,771,033

DIVERSIFIED FINANCIALS - 3.4%
5,800		Artisan Partners Asset Management, Inc	229,100
13,200		BGC Partners, Inc (Class A)	199,452
4,635		Evercore Partners, Inc (Class A)	417,150
4,000		Houlihan Lokey, Inc	181,720
1,320		iShares Russell 2000 Index Fund	201,247
12,710		New Residential Investment Corp	227,255
20,600	*	SLM Corp	232,780
4,784		Stifel Financial Corp	284,935

		TOTAL DIVERSIFIED FINANCIALS	1,973,639

ENERGY - 4.7%
7,200	*	C&J Energy Services, Inc	240,984
8,647		Delek US Holdings, Inc	302,126
4,509	*	Exterran Corp	141,763
8,160		Green Plains Renewable Energy, Inc	137,496
11,700	*	Helix Energy Solutions Group, Inc	88,218
19,100	*	Newpark Resources, Inc	164,260
22,350	*	Oasis Petroleum, Inc	187,964
7,600	*	Par Pacific Holdings, Inc	146,528
6,100	*	PDC Energy, Inc	314,394
6,700	*	Peabody Energy Corp	263,779
12,400	*	Rowan Cos plc	194,184
6,930	*	RSP Permian, Inc	281,912
6,144	*	SandRidge Energy, Inc	129,454
15,200	*	Ultra Petroleum Corp	137,712

		TOTAL ENERGY	2,730,774

FOOD & STAPLES RETAILING - 0.3%
8,800	*	Sprouts Farmers Market, Inc	214,280

		TOTAL FOOD & STAPLES RETAILING	214,280

FOOD, BEVERAGE & TOBACCO - 1.6%
1,000	*	Boston Beer Co, Inc (Class A)	191,100
1,800	e	Calavo Growers, Inc	151,920
1,793		Fresh Del Monte Produce, Inc	85,472
2,124		Lancaster Colony Corp	274,442
10,466		Vector Group Ltd	234,229

		TOTAL FOOD, BEVERAGE & TOBACCO	937,163

HEALTH CARE EQUIPMENT & SERVICES - 5.4%
16,400	*	Allscripts Healthcare Solutions, Inc	238,620
2,188	*	Anika Therapeutics, Inc	117,955
4,800	*	Halyard Health, Inc	221,664
3,850		Hill-Rom Holdings, Inc	324,516
10,490	*	HMS Holdings Corp	177,806
1,175	*	ICU Medical, Inc	253,800
8,600	*	Lantheus Holdings, Inc	175,870
3,430	*	Magellan Health Services, Inc	331,167

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,270	*	Masimo Corp	$362,096
7,860	*	Merit Medical Systems, Inc	339,552
2,100	*	Molina Healthcare, Inc	161,028
12,354	*	OraSure Technologies, Inc	232,996
3,900	*	Orthofix International NV	213,330

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	3,150,400

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
4,100	*	Central Garden and Pet Co (Class A)	154,611
2,480	*	USANA Health Sciences, Inc	183,644

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	338,255

INSURANCE - 1.6%
13,236		American Equity Investment Life Holding Co	406,742
12,200	e	Amtrust Financial Services, Inc	122,854
2,900		Employers Holdings, Inc	128,760
11,900	*	Third Point Reinsurance Ltd	174,335
3,692		Universal Insurance Holdings, Inc	100,976

		TOTAL INSURANCE	933,667

MATERIALS - 5.1%
5,200	*	Alcoa Corp	280,124
3,100		Ashland Global Holdings, Inc	220,720
5,100		Carpenter Technology Corp	260,049
12,600	*	Coeur Mining, Inc	94,500
9,551	*	Ferro Corp	225,308
10,700	*,m	Ferroglobe plc	0
3,270		Innospec, Inc	230,862
4,557	*	Koppers Holdings, Inc	231,952
3,800	*	Kraton Polymers LLC	183,046
3,738		Minerals Technologies, Inc	257,361
2,600		Reliance Steel & Aluminum Co	223,054
8,939		Schnitzer Steel Industries, Inc (Class A)	299,456
1,600		Stepan Co	126,352
11,400	*	TimkenSteel Corp	173,166
2,300	*,e	US Concrete, Inc	192,395

		TOTAL MATERIALS	2,998,345

MEDIA - 0.7%
900	*	Madison Square Garden Co	189,765
12,700		New York Times Co (Class A)	234,950

		TOTAL MEDIA	424,715

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.1%
18,500	*	Achillion Pharmaceuticals, Inc	53,280
1,800	*	Aerie Pharmaceuticals, Inc	107,550
5,200	*	Amicus Therapeutics, Inc	74,828
7,460	*	Amphastar Pharmaceuticals, Inc	143,531
3,800	*	Ardelyx, Inc	25,080
4,363	*	Arena Pharmaceuticals, Inc	148,211
14,572	*	Array Biopharma, Inc	186,522
700	*	Avexis, Inc	77,469

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

900	*	Bluebird Bio, Inc	$160,290
2,600	*	Blueprint Medicines Corp	196,066
3,500	*	Calithera Biosciences, Inc	29,225
4,563	*	Cambrex Corp	219,024
7,400	*	Catalent, Inc	303,992
600	*	Clovis Oncology, Inc	40,800
1,531	*	Concert Pharmaceuticals Inc	39,607
11,100	*,e	Corcept Therapeutics, Inc	200,466
1,800	*	Esperion Thereapeutics, Inc	118,512
2,346	*	FibroGen, Inc	111,200
3,210	*	Five Prime Therapeutics, Inc	70,363
3,300	*	Global Blood Therapeutics, Inc	129,855
12,900	*	Horizon Pharma plc	188,340
12,700	*	Immunogen, Inc	81,407
4,094	*	INC Research Holdings, Inc	178,498
1,790	*	Insmed, Inc	55,812
3,400	*	Intersect ENT, Inc	110,160
5,800	*	Karyopharm Therapeutics, Inc	55,680
1,800	*,e	Medicines Co	49,212
7,200	*	Nektar Therapeutics	429,984
13,200	*	Pacific Biosciences of California, Inc	34,848
4,530		Phibro Animal Health Corp	151,755
2,700	*	Portola Pharmaceuticals, Inc	131,436
3,919	*	PRA Health Sciences, Inc	356,903
1,700	*	Puma Biotechnology, Inc	168,045
4,300	*	Retrophin, Inc	90,601
1,000	*	Sage Therapeutics, Inc	164,710
9,600	*	Sangamo Biosciences, Inc	157,440
2,400	*	Sarepta Therapeutics, Inc	133,536
8,780	*	Spectrum Pharmaceuticals, Inc	166,381
1,538	*	Ultragenyx Pharmaceutical, Inc	71,333
7,600	*	Vanda Pharmaceuticals, Inc	115,520

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,327,472

REAL ESTATE - 5.9%
4,630		American Assets Trust,Inc	177,051
9,600		CareTrust REIT, Inc	160,896
4,400		Chatham Lodging Trust	100,144
23,800		Cousins Properties, Inc	220,150
3,600		Entertainment Properties Trust	235,656
11,160		First Industrial Realty Trust, Inc	351,205
8,900		Hersha Hospitality Trust	154,860
4,500		HFF, Inc (Class A)	218,880
9,980		Medical Properties Trust, Inc	137,524
5,000		Potlatch Corp	249,500
9,490		Preferred Apartment Communities, Inc	192,173
2,409		PS Business Parks, Inc	301,342
9,456		RLJ Lodging Trust	207,748
14,100		Sabra Healthcare REIT, Inc	264,657
2,115		Saul Centers, Inc	130,601
5,600		Tier REIT, Inc	114,184
11,320		Xenia Hotels & Resorts, Inc	244,399

		TOTAL REAL ESTATE	3,460,970

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 3.0%
5,300		Aaron’s, Inc	$211,205
4,200		Caleres, Inc	140,616
1,620		Children’s Place Retail Stores, Inc	235,467
6,400		DSW, Inc (Class A)	137,024
10,300	*	Express Parent LLC	104,545
2,400		Foot Locker, Inc	112,512
9,580	*	Francesca’s Holdings Corp	70,030
5,590		Nutri/System, Inc	294,034
4,600	e	PetMed Express, Inc	209,300
300	*,e	RH	25,863
6,000	*	Sleep Number Corp	225,540

		TOTAL RETAILING	1,766,136

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
472	*	Advanced Energy Industries, Inc	31,851
3,375		Cabot Microelectronics Corp	317,520
5,190	*	Ceva, Inc	239,518
900	*	Cirrus Logic, Inc	46,674
4,800	*	Diodes, Inc	137,616
500	*	First Solar, Inc	33,760
10,600	*	Formfactor, Inc	165,890
1,500	*	Integrated Device Technology, Inc	44,595
3,500		MKS Instruments, Inc	330,750
5,500	*	Nanometrics, Inc	137,060
12,300	*	Rambus, Inc	174,906
3,462	*	Silicon Laboratories, Inc	305,695
5,400		Xperi Corp	131,760

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,097,595

SOFTWARE & SERVICES - 8.5%
5,700	*	Acxiom Corp	157,092
2,650	*	CACI International, Inc (Class A)	350,728
1,203	*	Commvault Systems, Inc	63,157
4,900		CSG Systems International, Inc	214,718
3,556	*	EPAM Systems, Inc	382,021
8,200	*	Etsy, Inc	167,690
1,920	*	Euronet Worldwide, Inc	161,798
10,700		EVERTEC, Inc	146,055
4,550	*	ExlService Holdings, Inc	274,592
2,300		Fair Isaac Corp	352,360
1,800	*	HubSpot, Inc	159,120
860	*	MicroStrategy, Inc (Class A)	112,918
2,500	*	MuleSoft, Inc	58,150
12,950	*	Nuance Communications, Inc	211,733
7,511		Progress Software Corp	319,743
2,350	*	Proofpoint, Inc	208,704
3,300	*	Qualys, Inc	195,855
10,000	*	Quotient Technology, Inc	117,500
3,611	*	RingCentral, Inc	174,772
3,500		Science Applications International Corp	267,995
14,100		TiVo Corp	219,960

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

12,440		Travelport Worldwide Ltd	$162,591
6,510	*	Verint Systems, Inc	272,444
6,237	*	Website Pros, Inc	135,967
4,100	*	Yelp, Inc	172,036

		TOTAL SOFTWARE & SERVICES	5,059,699

TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
2,850	*	Anixter International, Inc	216,600
8,460	*	ARRIS International plc	217,337
10,779	*	Ciena Corp	225,604
7,300	*	Electro Scientific Industries, Inc	156,439
3,600	*	Fabrinet	103,320
2,610	*	Finisar Corp	53,114
3,527	*	II-VI, Inc	165,593
6,510	*	NCR Corp	221,275
1,700	*	Rogers Corp	275,264
5,577	*	Sanmina Corp	184,041
2,600		SYNNEX Corp	353,470
3,400	*	Tech Data Corp	333,098
12,567	*	TTM Technologies, Inc	196,925
17,400	*	Viavi Solutions, Inc	152,076

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,854,156

TELECOMMUNICATION SERVICES - 1.0%
7,110		Telephone & Data Systems, Inc	197,658
33,352	*	Vonage Holdings Corp	339,190
22,700	e	Windstream Holdings, Inc	41,995

		TOTAL TELECOMMUNICATION SERVICES	578,843

TRANSPORTATION - 2.2%
1,400	*	Avis Budget Group, Inc	61,432
1,600		Copa Holdings S.A. (Class A)	214,496
7,900	*	Echo Global Logistics, Inc	221,200
5,730		Hawaiian Holdings, Inc	228,341
3,800	*,e	Hertz Global Holdings, Inc	83,980
5,500		Knight-Swift Transportation Holdings, Inc	240,460
4,000		Skywest, Inc	212,400

		TOTAL TRANSPORTATION	1,262,309

UTILITIES - 3.3%
6,033		Avista Corp	310,639
4,557		NorthWestern Corp	272,053
8,757		NRG Yield, Inc (Class A)	165,069
3,400		ONE Gas, Inc	249,084
4,979		Ormat Technologies, Inc	318,457
4,000		Otter Tail Corp	177,800
5,175	e	Pattern Energy Group, Inc	111,211
3,913		Southwest Gas Corp	314,918

		TOTAL UTILITIES	1,919,231

		TOTAL COMMON STOCKS (Cost $46,927,124)	58,019,057

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.9%

TREASURY DEBT - 1.1%
$ 645,000		United States Cash Management Bill	0.900%	01/02/18	$645,000

		TOTAL TREASURY DEBT			645,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.8%
1,026,084	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,026,084

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,026,084

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,671,068)			1,671,084

		TOTAL INVESTMENTS - 101.9% (Cost $48,598,192)			59,690,141
		OTHER ASSETS & LIABILITIES, NET - (1.9)%			(1,101,545)

		NET ASSETS - 100.0%			$58,588,596

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $991,476.

l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.

m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of December 31, 2017 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	6	3/16/18	$453,371	$460,950	$7,579

Bilateral total return swap contracts outstanding as of December 31, 2017 were as follows:

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount	Value	Unrealized appreciation (depreciation)
GSCBTINY Index	1M LIBOR + 0.130%	Total return of GSCBTINY as specified in contract	Goldman Sachs	2/2/18	$726,129	$726,129	$—
RU20INTR Index	Total return of RU20INTR as specified in contract	1M LIBOR	Goldman Sachs	2/2/18	362,600	362,600	—
RU25INTR Index	Total return of RU25INTR as specified in contract	1M LIBOR – 0.010%	Goldman Sachs	2/2/18	355,628	355,628	—
Total							$—

Abbreviation(s):

LIBOR	London Interbank Offered Rate

M	Month

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 1.1%
229		BorgWarner, Inc	$11,700
270	*	Delphi Automotive plc	22,904
23,312		Ford Motor Co	291,167
1,500	e	Harley-Davidson, Inc	76,320
292	*	Modine Manufacturing Co	5,898
117		Tenneco, Inc	6,849
898	*	Tesla, Inc	279,592

		TOTAL AUTOMOBILES & COMPONENTS	694,430

BANKS - 5.6%
312		Ameris Bancorp	15,038
470		Associated Banc-Corp	11,938
984		Bank Mutual Corp	10,480
196		Bank of Hawaii Corp	16,797
131		Bank of the Ozarks, Inc	6,347
7,393		BB&T Corp	367,580
310		Camden National Corp	13,060
2,642		CIT Group, Inc	130,066
7,757		Citizens Financial Group, Inc	325,639
2,317		Comerica, Inc	201,139
128		Commerce Bancshares, Inc	7,148
22		Community Bank System, Inc	1,183
69		Cullen/Frost Bankers, Inc	6,531
590	*	Customers Bancorp, Inc	15,334
486	*	FCB Financial Holdings, Inc	24,689
789		Federal Agricultural Mortgage Corp (Class C)	61,731
874		Fifth Third Bancorp	26,517
201		First Interstate Bancsystem, Inc	8,050
182		First Merchants Corp	7,655
41		First Republic Bank	3,552
244		Heritage Financial Corp	7,515
577	*	HomeStreet, Inc	16,704
1,569	*	HomeTrust Bancshares, Inc	40,402
118		Hope Bancorp, Inc	2,154
12,026		Keycorp	242,564
253		Lakeland Financial Corp	12,268
472		Live Oak Bancshares, Inc	11,257
1,942		M&T Bank Corp	332,063
528	*	MGIC Investment Corp	7,450
7,071		New York Community Bancorp, Inc	92,064
1,016		Northfield Bancorp, Inc	17,353
1,023		OFG Bancorp	9,616
145		Old National Bancorp	2,530
417	*	Opus Bank	11,384

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

199		PacWest Bancorp	$10,030
189		People’s United Financial, Inc	3,534
498		Pinnacle Financial Partners, Inc	33,017
3,111		PNC Financial Services Group, Inc	448,886
9,243		Regions Financial Corp	159,719
130		Stock Yards Bancorp, Inc	4,901
141		Sun Bancorp, Inc	3,426
297	*	SVB Financial Group	69,430
952	*	The Bancorp, Inc	9,406
538	*	Tristate Capital Holdings, Inc	12,374
50		UMB Financial Corp	3,596
102		United Bankshares, Inc	3,545
3,694		United Financial Bancorp, Inc (New)	65,162
8,755		US Bancorp	469,093
417	*	Walker & Dunlop, Inc	19,808
107		Webster Financial Corp	6,009
49	e	Westamerica Bancorporation	2,918
110	*	Western Alliance Bancorp	6,228
290		Zions Bancorporation	14,741

		TOTAL BANKS	3,411,621

CAPITAL GOODS - 7.7%
2,546		3M Co	599,252
356		A.O. Smith Corp	21,816
200		Air Lease Corp	9,618
3,048		Ametek, Inc	220,889
17		Applied Industrial Technologies, Inc	1,158
1,844		Arconic, Inc	50,249
155		Argan, Inc	6,975
1,093		Barnes Group, Inc	69,154
200		Briggs & Stratton Corp	5,074
1,027	*	Builders FirstSource, Inc	22,378
2,388		Caterpillar, Inc	376,301
33	*	Chart Industries, Inc	1,546
708		Chicago Bridge & Iron Co NV	11,427
1,468		Cummins, Inc	259,308
1,749		Deere & Co	273,736
377		Dover Corp	38,073
224	*	DXP Enterprises, Inc	6,624
2,685		Eaton Corp	212,142
72		EnerSys	5,013
441	*	Esterline Technologies Corp	32,943
1,324		Fastenal Co	72,410
492		Graco, Inc	22,248
372		Hexcel Corp	23,008
2,490		Illinois Tool Works, Inc	415,456
1,107		Ingersoll-Rand plc	98,733
5,067		Johnson Controls International plc	193,103
585	*,e	KEYW Holding Corp, The	3,434
934		L3 Technologies, Inc	184,792
166		Lincoln Electric Holdings, Inc	15,202
3,766		Masco Corp	165,478
400	*	Meritor, Inc	9,384

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,211		PACCAR, Inc	$157,158
294		Parker-Hannifin Corp	58,677
882		Pentair plc	62,287
6,055	*,e	Plug Power, Inc	14,290
1,029	*	Quanta Services, Inc	40,244
519		Rockwell Automation, Inc	101,906
2,454		Rockwell Collins, Inc	332,811
426		Roper Industries, Inc	110,334
300	*	Teledyne Technologies, Inc	54,345
131		Tennant Co	9,517
143		Timken Co	7,028
233	*	Titan Machinery, Inc	4,933
845		TransDigm Group, Inc	232,054
551		Triton International Ltd	20,635
285	*	United Rentals, Inc	48,994
141	*	Veritiv Corp	4,075
26		W.W. Grainger, Inc	6,143
1,351	*	Wesco Aircraft Holdings, Inc	9,997
179		Woodward Governor Co	13,701
86		Xylem, Inc	5,865

		TOTAL CAPITAL GOODS	4,721,918

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
2,963	*	ACCO Brands Corp	36,149
2,764	*	Copart, Inc	119,377
245		Deluxe Corp	18,826
118		Exponent, Inc	8,390
366		Heidrick & Struggles International, Inc	8,985
168		HNI Corp	6,480
148		Insperity, Inc	8,488
190		Interface, Inc	4,778
291		Manpower, Inc	36,698
1,175		Robert Half International, Inc	65,260
160		RPX Corp	2,150
93		RR Donnelley & Sons Co	865
730	*	Team, Inc	10,877
282		Tetra Tech, Inc	13,578
1,367		Waste Management, Inc	117,972

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	458,873

CONSUMER DURABLES & APPAREL - 1.2%
247		CalAtlantic Group, Inc	13,928
200		Callaway Golf Co	2,786
354	*	Century Communities, Inc	11,009
10		Columbia Sportswear Co	719
14	*	Deckers Outdoor Corp	1,123
1,066	*,e	Fossil Group, Inc	8,283
306	*	Green Brick Partners, Inc	3,458
616	e	Hanesbrands, Inc	12,881
13		Hasbro, Inc	1,182
47	*	iRobot Corp	3,605

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

69	*,e	LGI Homes, Inc	$5,177
1,299	e	Mattel, Inc	19,979
72	*	Meritage Homes Corp	3,686
95	*	Mohawk Industries, Inc	26,211
200		Movado Group, Inc	6,440
1,856		Newell Rubbermaid, Inc	57,350
7,127		Nike, Inc (Class B)	445,794
71	*	Tempur Sealy International, Inc	4,451
2		Tupperware Corp	125
341	*,e	Under Armour, Inc (Class A)	4,921
965		VF Corp	71,410
58		Whirlpool Corp	9,781

		TOTAL CONSUMER DURABLES & APPAREL	714,299

CONSUMER SERVICES - 2.8%
55		Bob Evans Farms, Inc	4,335
121		Brinker International, Inc	4,700
356		Carriage Services, Inc	9,153
666		Choice Hotels International, Inc	51,682
681		Darden Restaurants, Inc	65,390
13		DineEquity, Inc	659
60		Dunkin Brands Group, Inc	3,868
508		Hilton Worldwide Holdings, Inc	40,569
394		ILG, Inc	11,221
2,763		Marriott International, Inc (Class A)	375,022
3,509		McDonald’s Corp	603,969
509		Royal Caribbean Cruises Ltd	60,713
564	*	ServiceMaster Global Holdings, Inc	28,916
7,281		Starbucks Corp	418,148
92		Vail Resorts, Inc	19,547

		TOTAL CONSUMER SERVICES	1,697,892

DIVERSIFIED FINANCIALS - 6.4%
445		Ally Financial, Inc	12,976
4,638		American Express Co	460,600
10,301		Annaly Capital Management, Inc	122,479
7,513		Bank of New York Mellon Corp	404,650
782		BlackRock, Inc	401,721
8,278		Charles Schwab Corp	425,241
2,462		CME Group, Inc	359,575
4,489		Discover Financial Services	345,294
234	*	Encore Capital Group, Inc	9,851
49		Factset Research Systems, Inc	9,445
2,335		Franklin Resources, Inc	101,175
221	*	Green Dot Corp	13,317
5,110		IntercontinentalExchange Group, Inc	360,562
3,135		Invesco Ltd	114,553
566		Legg Mason, Inc	23,761
785		NASDAQ OMX Group, Inc	60,311
2,456		Northern Trust Corp	245,330
1,162	*	On Deck Capital, Inc	6,670
304		S&P Global, Inc	51,498

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,377		State Street Corp	$329,629
885		T Rowe Price Group, Inc	92,863
131		Voya Financial, Inc	6,481

		TOTAL DIVERSIFIED FINANCIALS	3,957,982

ENERGY - 5.9%
548		Andeavor	62,658
693	*	Antero Resources Corp	13,167
951		Apache Corp	40,151
49		Archrock, Inc	514
2,002		Baker Hughes a GE Co	63,343
1,813	*	Cheniere Energy, Inc	97,612
2,376	*	Clean Energy Fuels Corp	4,823
299	*	Concho Resources, Inc	44,916
2,944		ConocoPhillips	161,596
1,323	*	Continental Resources, Inc	70,079
170		Delek US Holdings, Inc	5,940
3,892	*	Denbury Resources, Inc	8,601
2,704		Devon Energy Corp	111,946
2,702		EOG Resources, Inc	291,573
571		EQT Corp	32,501
374	*	Exterran Corp	11,759
2,211	*	Fairmount Santrol Holdings, Inc	11,564
1,162	*	Forum Energy Technologies, Inc	18,069
484		Green Plains Renewable Energy, Inc	8,155
1,309	*	Helix Energy Solutions Group, Inc	9,870
1,422		Hess Corp	67,502
10,406		Kinder Morgan, Inc	188,036
3,719		Marathon Oil Corp	62,963
3,117		Marathon Petroleum Corp	205,660
22	*	Matrix Service Co	392
3,132	*	McDermott International, Inc	20,609
3,642		National Oilwell Varco, Inc	131,185
347	*	Natural Gas Services Group, Inc	9,091
555	*	Newpark Resources, Inc	4,773
2,245		Noble Energy, Inc	65,419
3,963		Occidental Petroleum Corp	291,915
4		Oceaneering International, Inc	85
2	*	Oil States International, Inc	57
904		Oneok, Inc	48,319
193	*	PDC Energy, Inc	9,947
3,209		Phillips 66	324,590
625		Pioneer Natural Resources Co	108,031
12		Range Resources Corp	205
679	*	Renewable Energy Group, Inc	8,012
2,522	*	Rowan Cos plc	39,494
5,404		Schlumberger Ltd	364,176
5	*	SEACOR Holdings, Inc	231
607		SM Energy Co	13,403
2,344	*	Superior Energy Services	22,573
1,242	*	Tetra Technologies, Inc	5,303
336	*	Unit Corp	7,392

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

170		US Silica Holdings Inc	$5,535
4,226		Valero Energy Corp	388,412
9,698	*	Weatherford International Ltd	40,441
3,839		Williams Cos, Inc	117,051

		TOTAL ENERGY	3,619,639

FOOD & STAPLES RETAILING - 0.6%
913		Casey’s General Stores, Inc	102,201
467	*	Chefs’ Warehouse Holdings, Inc	9,574
859	*	Performance Food Group Co	28,433
142		Pricesmart, Inc	12,226
304	*	Smart & Final Stores, Inc	2,599
128		Spartan Stores, Inc	3,415
2,327	*	Sprouts Farmers Market, Inc	56,662
954	*	United Natural Foods, Inc	47,004
3,340	*	US Foods Holding Corp	106,646

		TOTAL FOOD & STAPLES RETAILING	368,760

FOOD, BEVERAGE & TOBACCO - 4.4%
286		Bunge Ltd	19,185
1,318		Campbell Soup Co	63,409
14,476		Coca-Cola Co	664,159
151	*	Darling International, Inc	2,738
1,400		Dr Pepper Snapple Group, Inc	135,884
127		Flowers Foods, Inc	2,452
4,638		General Mills, Inc	274,987
1,482		Hormel Foods Corp	53,930
2,276		Kellogg Co	154,722
4,008		Kraft Heinz Co	311,662
97	*	Landec Corp	1,222
7,734		Mondelez International, Inc	331,015
5,544		PepsiCo, Inc	664,837
158	*	Seneca Foods Corp	4,859

		TOTAL FOOD, BEVERAGE & TOBACCO	2,685,061

HEALTH CARE EQUIPMENT & SERVICES - 4.5%
55	*	Abiomed, Inc	10,308
440	*	Acadia Healthcare Co, Inc	14,357
350	*	Align Technology, Inc	77,766
844	*	Amedisys, Inc	44,487
1,785		AmerisourceBergen Corp	163,899
389	*	AMN Healthcare Services, Inc	19,158
355	*	Angiodynamics, Inc	5,904
1,678		Anthem, Inc	377,567
784	*	athenahealth, Inc	104,303
702	*	AtriCure, Inc	12,804
1,813		Becton Dickinson & Co	388,091
386	*	Brookdale Senior Living, Inc	3,744
650	*	Capital Senior Living Corp	8,768
2,905		Cardinal Health, Inc	177,989
963	*	Centene Corp	97,147
2,506	*	Cerus Corp	8,470

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

41		Chemed Corp	$9,964
1,844		Cigna Corp	374,498
270	e	Computer Programs & Systems, Inc	8,114
224		Dentsply Sirona, Inc	14,746
1,973	*	Edwards Lifesciences Corp	222,377
1,329	*	Envision Healthcare Corp	45,930
1,269	*	GenMark Diagnostics, Inc	5,292
294	*	Henry Schein, Inc	20,545
84	*	HMS Holdings Corp	1,424
501	*	Hologic, Inc	21,418
826		Humana, Inc	204,906
193	*	Idexx Laboratories, Inc	30,181
257	*	Integer Holding Corp	11,642
133	*	Laboratory Corp of America Holdings	21,215
389	*	LHC Group, Inc	23,826
548	*	LifePoint Hospitals, Inc	27,290
265	*	Merit Medical Systems, Inc	11,448
207	*	NxStage Medical, Inc	5,016
645	*	Omnicell, Inc	31,283
1,080	*	OraSure Technologies, Inc	20,369
61		Owens & Minor, Inc	1,152
324	*	Premier, Inc	9,458
321	*	Providence Service Corp	19,048
180		Resmed, Inc	15,244
321	*,e	Teladoc, Inc	11,187
608	*	Tivity Health, Inc	22,222
111	*	Triple-S Management Corp (Class B)	2,758
340		US Physical Therapy, Inc	24,548
775	*	Vocera Communications, Inc	23,421

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,755,284

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
5		Clorox Co	744
3,572		Colgate-Palmolive Co	269,507
712		Estee Lauder Cos (Class A)	90,595
950		Kimberly-Clark Corp	114,627
136		Medifast, Inc	9,494
8,630		Procter & Gamble Co	792,925

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,277,892

INSURANCE - 4.0%
3,951		Aflac, Inc	346,819
1,915		American International Group, Inc	114,096
105		Arthur J. Gallagher & Co	6,644
959		Aspen Insurance Holdings Ltd	38,935
312		Axis Capital Holdings Ltd	15,681
2,854		Chubb Ltd	417,055
2,226		Hartford Financial Services Group, Inc	125,279
2,756		Marsh & McLennan Cos, Inc	224,311
1,769		Principal Financial Group	124,821
4,725		Progressive Corp	266,112

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,438		Prudential Financial, Inc	$395,301
233		RenaissanceRe Holdings Ltd	29,263
124		Stewart Information Services Corp	5,245
2,581		Travelers Cos, Inc	350,087

		TOTAL INSURANCE	2,459,649

MATERIALS - 3.9%
1,734		Air Products & Chemicals, Inc	284,515
175		Albemarle Corp	22,381
47		Aptargroup, Inc	4,055
603		Avery Dennison Corp	69,261
1,098		Ball Corp	41,559
6		Bemis Co, Inc	287
64		Carpenter Technology Corp	3,263
456		Celanese Corp (Series A)	48,828
699	*	Century Aluminum Co	13,728
18	*	Clearwater Paper Corp	817
1,284		Commercial Metals Co	27,375
344		Eastman Chemical Co	31,868
2,527		Ecolab, Inc	339,073
695		H.B. Fuller Co	37,440
182		Innophos Holdings, Inc	8,505
72		International Flavors & Fragrances, Inc	10,988
1,738		International Paper Co	100,700
248	*	Kraton Polymers LLC	11,946
1,287	*	Louisiana-Pacific Corp	33,797
2,311		LyondellBasell Industries AF S.C.A	254,949
394		Minerals Technologies, Inc	27,127
1,331		Mosaic Co	34,153
3,778		Nucor Corp	240,205
121		PolyOne Corp	5,263
2,291		Praxair, Inc	354,372
102		Reliance Steel & Aluminum Co	8,751
1,105		Royal Gold, Inc	90,743
157		Sealed Air Corp	7,740
318		Sherwin-Williams Co	130,393
392	*	Summit Materials, Inc	12,338
69		Trinseo S.A.	5,009
48		United States Lime & Minerals, Inc	3,701
195	*,e	US Concrete, Inc	16,312
1,333		WestRock Co	84,259
876		Worthington Industries, Inc	38,596

		TOTAL MATERIALS	2,404,297

MEDIA - 2.8%
1,190	*	Charter Communications, Inc	399,792
156		Cinemark Holdings, Inc	5,432
1,162		Clear Channel Outdoor Holdings, Inc (Class A)	5,345
2,993	*,e	Discovery Communications, Inc (Class A)	66,983
3,954	*	Discovery Communications, Inc (Class C)	83,706
1,519		Entravision Communications Corp (Class A)	10,861
1,555	*	Gray Television, Inc	26,046

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

83		John Wiley & Sons, Inc (Class A)	$5,457
2,180		New York Times Co (Class A)	40,330
149		Scripps Networks Interactive (Class A)	12,722
610	e	Sinclair Broadcast Group, Inc (Class A)	23,089
4,451		Time Warner, Inc	407,133
6,027		Walt Disney Co	647,963

		TOTAL MEDIA	1,734,859

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
969	*	Acadia Pharmaceuticals, Inc	29,177
157	*	Acceleron Pharma, Inc	6,663
120	*	Acorda Therapeutics, Inc	2,574
3,090		Agilent Technologies, Inc	206,937
74	*	Agios Pharmaceuticals, Inc	4,231
1,264	*	Akorn, Inc	40,739
3,158		Amgen, Inc	549,176
744	*,e	Bellicum Pharmaceuticals, Inc	6,257
1,868	*	BioCryst Pharmaceuticals, Inc	9,172
893	*	Biogen Idec, Inc	284,483
561	*	BioMarin Pharmaceutical, Inc	50,024
24		Bio-Techne Corp	3,109
110	*	Bioverativ, Inc	5,931
156	*	Bluebird Bio, Inc	27,784
8,135		Bristol-Myers Squibb Co	498,513
105	*	Cambrex Corp	5,040
3,687	*	Celgene Corp	384,775
2,104	*	Celldex Therapeutics, Inc	5,975
311	*	Coherus Biosciences, Inc	2,737
1,163	*	Depomed, Inc	9,362
371	*	FibroGen, Inc	17,585
6,238		Gilead Sciences, Inc	446,890
186	*	Halozyme Therapeutics, Inc	3,768
346	*	Immunomedics, Inc	5,591
343	*,e	Inovio Pharmaceuticals, Inc	1,417
335	*	Intersect ENT, Inc	10,854
414	*	Intra-Cellular Therapies, Inc	5,995
715	*	Iovance Biotherapeutics, Inc	5,720
557	*	IQVIA Holdings, Inc	54,530
8,018		Johnson & Johnson	1,120,275
23	*	Mettler-Toledo International, Inc	14,249
1,242	*,e	MiMedx Group, Inc	15,662
1,707	*	Nektar Therapeutics	101,942
1,079	*,e	Opko Health, Inc	5,287
697	*	Prestige Brands Holdings, Inc	30,954
1,704	*	Progenics Pharmaceuticals, Inc	10,139
1,256	*	Sangamo Biosciences, Inc	20,598
52	*	Sarepta Therapeutics, Inc	2,893
10,198	*	Schering-Plough Corp	573,842
69	*	Spark Therapeutics, Inc	3,548
743	*	Sucampo Pharmaceuticals, Inc (Class A)	13,337
138	*,e	TESARO, Inc	11,436
527	*,e	Theravance Biopharma, Inc	14,698

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

363	*	Ultragenyx Pharmaceutical, Inc	$16,836
1,218	*	Vertex Pharmaceuticals, Inc	182,530
75	*	Waters Corp	14,489
4,722		Zoetis, Inc	340,173

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,177,897

REAL ESTATE - 3.9%
203	*,e	Altisource Portfolio Solutions S.A.	5,684
641		American Campus Communities, Inc	26,300
2,786		American Tower Corp	397,479
961		Boston Properties, Inc	124,959
511		CatchMark Timber Trust Inc	6,709
1,526	*	CBRE Group, Inc	66,091
339		Coresite Realty	38,612
165		Douglas Emmett, Inc	6,775
1,687		Duke Realty Corp	45,903
782		Easterly Government Properties, Inc	16,688
626		Equinix, Inc	283,716
1,212		First Industrial Realty Trust, Inc	38,142
494		Forest City Realty Trust, Inc	11,905
4,150		HCP, Inc	108,232
698		Healthcare Realty Trust, Inc	22,420
4,187		Host Marriott Corp	83,112
387	*	Howard Hughes Corp	50,802
625		Iron Mountain, Inc	23,581
903	*	iStar Financial, Inc	10,204
15		Jones Lang LaSalle, Inc	2,234
14		Kilroy Realty Corp	1,045
325		Liberty Property Trust	13,978
488		Macerich Co	32,052
642		NorthStar Realty Europe Corp	8,622
3,895		Prologis, Inc	251,266
296		QTS Realty Trust, Inc	16,031
110		RMR Group, Inc	6,523
439		Ryman Hospitality Properties	30,300
1,115	*	SBA Communications Corp	182,146
2,416		Senior Housing Properties Trust	46,266
1,158		Tier REIT, Inc	23,612
2,406		UDR, Inc	92,679
798		Vornado Realty Trust	62,388
17		Washington REIT	529
3,996		Welltower, Inc	254,825
149		Weyerhaeuser Co	5,254

		TOTAL REAL ESTATE	2,397,064

RETAILING - 4.4%
1,681	*	1-800-FLOWERS.COM, Inc (Class A)	17,987
77		Aaron’s, Inc	3,068
1,224		American Eagle Outfitters, Inc	23,011
1,193		Best Buy Co, Inc	81,685
852	*	Carmax, Inc	54,639
8		Chico’s FAS, Inc	71

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,046		Dollar General Corp	$283,308
461		Finish Line, Inc (Class A)	6,698
1,079	*	FTD Cos, Inc	7,758
2,759		Gap, Inc	93,972
202	*	Genesco, Inc	6,565
259	*,e	GNC Holdings, Inc	956
7,562	*	Groupon, Inc	38,566
1,923		Kohl’s Corp	104,284
359	*,e	Lands’ End, Inc	7,018
202	*	LKQ Corp	8,215
4,908		Lowe’s Companies, Inc	456,150
2,374	*	NetFlix, Inc	455,713
573		Nordstrom, Inc	27,149
626		Nutri/System, Inc	32,928
3,067		Office Depot, Inc	10,857
542	*,e	Overstock.com, Inc	34,634
476	e	PetMed Express, Inc	21,658
278		Pier 1 Imports, Inc	1,151
249	*	Priceline.com, Inc	432,697
2,660		Ross Stores, Inc	213,465
149		Shoe Carnival, Inc	3,986
846	*	Shutterfly, Inc	42,088
135		Tiffany & Co	14,033
202		Tractor Supply Co	15,099
460	*	Ulta Beauty, Inc	102,884
874	*	Wayfair, Inc	70,156
7		Williams-Sonoma, Inc	362
117		Winmark Corp	15,140

		TOTAL RETAILING	2,687,951

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
797		Analog Devices, Inc	70,957
7,478		Applied Materials, Inc	382,275
218	*	Cirrus Logic, Inc	11,306
367	*	First Solar, Inc	24,780
243	*	Integrated Device Technology, Inc	7,224
16,619		Intel Corp	767,133
628		Lam Research Corp	115,596
378		Marvell Technology Group Ltd	8,116
687		Microchip Technology, Inc	60,374
2,625		NVIDIA Corp	507,937
4,159	*	ON Semiconductor Corp	87,089
977		Skyworks Solutions, Inc	92,766
1,068	*,e	SunPower Corp	9,003
5,084		Texas Instruments, Inc	530,973

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,675,529

SOFTWARE & SERVICES - 13.2%
3,329		Accenture plc	509,637
756	*	Actua Corp	11,794
805	*	Alphabet, Inc (Class A)	847,987

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

836	*	Alphabet, Inc (Class C)	$874,790
778	*	Autodesk, Inc	81,558
2,735		Automatic Data Processing, Inc	320,515
239	*	Black Knight, Inc	10,552
438		Blackbaud, Inc	41,387
2,696		CA, Inc	89,723
178	*	Cardtronics plc	3,297
171	*,e	Cimpress NV	20,499
179	*	Citrix Systems, Inc	15,752
4,889		Cognizant Technology Solutions Corp (Class A)	347,217
155		Convergys Corp	3,642
172		CSG Systems International, Inc	7,537
1,127	*	Dell Technologies, Inc-VMware Inc	91,603
532	*	Ellie Mae, Inc	47,561
897	*	Etsy, Inc	18,344
54		Fair Isaac Corp	8,273
3,661		International Business Machines Corp	561,671
1,531		Intuit, Inc	241,561
812		j2 Global, Inc	60,924
986		LogMeIn, Inc	112,897
359	*	Manhattan Associates, Inc	17,785
4,033		MasterCard, Inc (Class A)	610,435
19,428	d	Microsoft Corp	1,661,871
217	*	New Relic, Inc	12,536
11,795		Oracle Corp	557,667
1,429	*	Perficient, Inc	27,251
417	*	Qualys, Inc	24,749
1,110	*	Quotient Technology, Inc	13,042
498	*	RingCentral, Inc	24,103
4,240	*	salesforce.com, Inc	433,455
1,102	*	ServiceSource International LLC	3,405
92	*	SPS Commerce, Inc	4,470
204	*	Sykes Enterprises, Inc	6,416
5,665		Symantec Corp	158,960
118	*	Syntel, Inc	2,713
214	*	Teradata Corp	8,230
1,143	*,e	Twilio, Inc	26,975
166	*	Ultimate Software Group, Inc	36,226
150	*,e	Unisys Corp	1,222
496	*	Vasco Data Security International	6,894
1,555	*	Website Pros, Inc	33,899
1,289	*	Workday, Inc	131,143

		TOTAL SOFTWARE & SERVICES	8,132,168

TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
130	*	Anixter International, Inc	9,880
41		Belden CDT, Inc	3,164
854	*	Benchmark Electronics, Inc	24,851
18,837		Cisco Systems, Inc	721,457
358	*	Coherent, Inc	101,035
4,392		Corning, Inc	140,500
800	*	Cray, Inc	19,360
413		CTS Corp	10,635

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

483		Daktronics, Inc	$4,410
1,252		Dolby Laboratories, Inc (Class A)	77,624
737	*	Fabrinet	21,152
218	*	FARO Technologies, Inc	10,246
1,050	*	Finisar Corp	21,367
9,913		Hewlett Packard Enterprise Co	142,351
15,910		HP, Inc	334,269
169		InterDigital, Inc	12,869
440	*	Itron, Inc	30,008
2,480		Jabil Circuit, Inc	65,100
689	*	Kimball Electronics, Inc	12,574
113		Littelfuse, Inc	22,354
1,584		Motorola, Inc	143,098
333		National Instruments Corp	13,863
209	*	Netgear, Inc	12,279
200	*	Novanta, Inc	10,000
18		Plantronics, Inc	907
282	*	Plexus Corp	17,123
228	*	Rogers Corp	36,918
179	*	Sanmina Corp	5,907
331	*	Scansource, Inc	11,850
750	*	Super Micro Computer, Inc	15,694
693	*	Tech Data Corp	67,893
1,461	*	Trimble Navigation Ltd	59,375
755	*	TTM Technologies, Inc	11,831
635		Universal Display Corp	109,633
1,002		Vishay Intertechnology, Inc	20,791
4,635		Xerox Corp	135,110

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,457,478

TELECOMMUNICATION SERVICES - 1.7%
1,016	*	Boingo Wireless, Inc	22,860
6,621		CenturyLink, Inc	110,438
308	*	Cincinnati Bell, Inc	6,422
363	*	General Communication, Inc (Class A)	14,164
194		IDT Corp (Class B)	2,057
1,012	*,e	Iridium Communications, Inc	11,942
13,000	*	Sprint Corp	76,570
14,669		Verizon Communications, Inc	776,430
1,213	*	Vonage Holdings Corp	12,336
2,332		Windstream Holdings, Inc	4,314

		TOTAL TELECOMMUNICATION SERVICES	1,037,533

TRANSPORTATION - 2.9%
786	*	Avis Budget Group, Inc	34,490
6		CH Robinson Worldwide, Inc	535
3,738		CSX Corp	205,627
2,618		Delta Air Lines, Inc	146,608
176	*	Echo Global Logistics, Inc	4,928
1,333	*	Hertz Global Holdings, Inc	29,459
1,005		Norfolk Southern Corp	145,624

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

6		Ryder System, Inc			$505
4,571		Southwest Airlines Co			299,172
15	*	Spirit Airlines, Inc			673
3,505		Union Pacific Corp			470,021
3,462		United Parcel Service, Inc (Class B)			412,497

		TOTAL TRANSPORTATION			1,750,139

UTILITIES - 2.7%
140		American Water Works Co, Inc			12,809
1,832		Centerpoint Energy, Inc			51,956
3,731		Consolidated Edison, Inc			316,948
2,581		Dominion Resources, Inc			209,216
220		Edison International			13,913
2,470		Eversource Energy			156,055
220		New Jersey Resources Corp			8,844
236		NRG Yield, Inc (Class C)			4,460
3		Pinnacle West Capital Corp			256
1,283		Public Service Enterprise Group, Inc			66,075
2,111		Sempra Energy			225,708
701		South Jersey Industries, Inc			21,892
6,571		Southern Co			315,999
2,096		WEC Energy Group, Inc			139,237
280		WGL Holdings, Inc			24,035
2,293		Xcel Energy, Inc			110,316

		TOTAL UTILITIES			1,677,719

		TOTAL COMMON STOCKS (Cost $35,192,902)			60,955,934

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.2%

TREASURY DEBT - 0.6%
$ 380,000		United States Cash Management Bill	0.900%	01/02/18	380,000

		TOTAL TREASURY DEBT			380,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
380,914	c	State Street Navigator Securities Lending Government Money Market Portfolio			380,914

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			380,914

		TOTAL SHORT-TERM INVESTMENTS (Cost $760,904)			760,914

		TOTAL INVESTMENTS - 100.5% (Cost $35,953,806)			61,716,848
		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(332,266)

		NET ASSETS - 100.0%			$61,384,582

Abbreviation(s):

REIT	Real Estate Investment Trust

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $366,959.

Futures contracts outstanding as of December 31, 2017 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation(depreciation)
S&P 500 E Mini Index	3	3/16/18	$397,096	$401,400	$4,304

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.6%

AUTOMOBILES & COMPONENTS - 0.9%
1,452		Adient plc	$114,272
1,323	*	American Axle & Manufacturing Holdings, Inc	22,531
3,312		BorgWarner, Inc	169,210
828		Cooper Tire & Rubber Co	29,270
274	*	Cooper-Standard Holding, Inc	33,565
2,264		Dana Holding Corp	72,471
4,298	*	Delphi Automotive plc	364,599
1,432	*	Delphi Technologies plc	75,137
407	*	Dorman Products, Inc	24,884
61,991		Ford Motor Co	774,268
545	*	Fox Factory Holding Corp	21,173
20,632		General Motors Co	845,706
4,430		Gentex Corp	92,808
573	*	Gentherm, Inc	18,193
3,947		Goodyear Tire & Rubber Co	127,528
2,737	e	Harley-Davidson, Inc	139,259
396	*	Horizon Global Corp	5,552
377		LCI Industries, Inc	49,010
1,077		Lear Corp	190,263
772	*	Modine Manufacturing Co	15,594
292	*	Motorcar Parts of America, Inc	7,297
209	*	Shiloh Industries, Inc	1,714
514		Spartan Motors, Inc	8,095
330		Standard Motor Products, Inc	14,820
449	*	Stoneridge, Inc	10,264
383		Superior Industries International, Inc	5,688
995		Tenneco, Inc	58,247
2,124	*,e	Tesla, Inc	661,307
841		Thor Industries, Inc	126,755
321		Tower International, Inc	9,807
496	*	Visteon Corp	62,069
321	*	VOXX International Corp (Class A)	1,798
486		Winnebago Industries, Inc	27,022

		TOTAL AUTOMOBILES & COMPONENTS	4,180,176

BANKS - 6.8%
254		1st Source Corp	12,560
233		Access National Corp	6,487
95		ACNB Corp	2,807
166	*	Allegiance Bancshares, Inc	6,250
127		American National Bankshares, Inc	4,864
563		Ameris Bancorp	27,137
129		Ames National Corp	3,593
174		Arrow Financial Corp	5,907

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,366		Associated Banc-Corp	$60,096
318	*	Atlantic Capital Bancshares, Inc	5,597
697	e	Banc of California, Inc	14,393
260		Bancfirst Corp	13,299
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	12,401
1,326		BancorpSouth Bank	41,703
838		Bank Mutual Corp	8,925
155,145		Bank of America Corp	4,579,880
254		Bank of Commerce Holdings	2,921
677		Bank of Hawaii Corp	58,019
87		Bank of Marin Bancorp	5,916
838		Bank of NT Butterfield & Son Ltd	30,411
1,908		Bank of the Ozarks, Inc	92,443
238		BankFinancial Corp	3,651
1,535		BankUnited	62,505
81		Bankwell Financial Group, Inc	2,782
511		Banner Corp	28,166
219		Bar Harbor Bankshares	5,915
12,917		BB&T Corp	642,233
152		BCB Bancorp, Inc	2,204
276		Bear State Financial, Inc	2,823
1,199		Beneficial Bancorp, Inc	19,724
557		Berkshire Hills Bancorp, Inc	20,386
400		Blue Hills Bancorp, Inc	8,040
945	*,e	BofI Holding, Inc	28,255
421		BOK Financial Corp	38,867
1,073		Boston Private Financial Holdings, Inc	16,578
287		Bridge Bancorp, Inc	10,045
1,046		Brookline Bancorp, Inc	16,422
253		Bryn Mawr Bank Corp	11,183
124	*	BSB Bancorp, Inc	3,627
120	*	Byline Bancorp, Inc	2,756
49		C&F Financial Corp	2,842
142	*	Cadence BanCorp	3,851
238		Camden National Corp	10,027
156		Capital City Bank Group, Inc	3,579
2,332		Capitol Federal Financial	31,272
128	*	Capstar Financial Holdings, Inc	2,659
222		Carolina Financial Corp	8,247
1,137		Cathay General Bancorp	47,947
840		Centerstate Banks of Florida, Inc	21,613
470		Central Pacific Financial Corp	14,020
161		Central Valley Community Bancorp	3,249
47		Century Bancorp, Inc	3,678
244		Charter Financial Corp	4,280
1,211		Chemical Financial Corp	64,752
46		Chemung Financial Corp	2,213
2,341		CIT Group, Inc	115,247
42,329		Citigroup, Inc	3,149,701
167		Citizens & Northern Corp	4,008
8,205		Citizens Financial Group, Inc	344,446
236		City Holding Co	15,923
157		Civista Bancshares, Inc	3,454

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

565		Clifton Bancorp, Inc	$9,661
226		CNB Financial Corp	5,930
587		CoBiz, Inc	11,734
127		Codorus Valley Bancorp, Inc	3,496
1,129		Columbia Banking System, Inc	49,044
2,897		Comerica, Inc	251,489
1,596		Commerce Bancshares, Inc	89,121
102		Commerce Union Bancshares, Inc	2,615
763		Community Bank System, Inc	41,011
338	*	Community Bankers Trust Corp	2,755
61		Community Financial Corp	2,336
238		Community Trust Bancorp, Inc	11,210
422		ConnectOne Bancorp, Inc	10,866
77		County Bancorp, Inc	2,292
938		Cullen/Frost Bankers, Inc	88,782
438	*	Customers Bancorp, Inc	11,384
1,534		CVB Financial Corp	36,141
500		Dime Community Bancshares	10,475
45		DNB Financial Corp	1,516
638	*	Eagle Bancorp, Inc	36,940
2,212		East West Bancorp, Inc	134,556
100	*	Entegra Financial Corp	2,925
147		Enterprise Bancorp, Inc	5,005
347		Enterprise Financial Services Corp	15,667
161	*	Equity Bancshares, Inc	5,701
127		ESSA Bancorp, Inc	1,990
1,231	*	Essent Group Ltd	53,450
68		Evans Bancorp, Inc	2,849
144		Farmers & Merchants Bancorp, Inc	5,875
111		Farmers Capital Bank Corp	4,273
378		Farmers National Banc Corp	5,575
362	*	FB Financial Corp	15,200
545	*	FCB Financial Holdings, Inc	27,686
139		Federal Agricultural Mortgage Corp (Class C)	10,875
321		Fidelity Southern Corp	6,998
11,286		Fifth Third Bancorp	342,417
202		Financial Institutions, Inc	6,282
440		First Bancorp (NC)	15,536
2,291	*	First Bancorp (Puerto Rico)	11,684
162		First Bancorp, Inc	4,411
130		First Bancshares, Inc	4,446
586		First Busey Corp	17,545
266		First Business Financial Services, Inc	5,884
136		First Citizens Bancshares, Inc (Class A)	54,808
1,371		First Commonwealth Financial Corp	19,633
242		First Community Bancshares, Inc	6,953
240		First Connecticut Bancorp	6,276
156		First Defiance Financial Corp	8,107
943		First Financial Bancorp	24,848
987	e	First Financial Bankshares, Inc	44,464
188		First Financial Corp	8,526
130		First Financial Northwest, Inc	2,016
445	*	First Foundation, Inc	8,250

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

64	e	First Guaranty Bancshares, Inc	$1,600
837		First Hawaiian, Inc	24,424
4,610		First Horizon National Corp	92,154
85		First Internet Bancorp	3,243
395		First Interstate Bancsystem, Inc	15,820
640		First Merchants Corp	26,918
93		First Mid-Illinois Bancshares, Inc	3,584
1,595		First Midwest Bancorp, Inc	38,296
158	*	First Northwest Bancorp	2,575
321		First of Long Island Corp	9,149
2,557		First Republic Bank	221,538
610	*	Flagstar Bancorp, Inc	22,826
358		Flushing Financial Corp	9,845
76		FNB Bancorp	2,773
5,725		FNB Corp	79,119
206	*	Franklin Financial Network, Inc	7,025
2,673		Fulton Financial Corp	47,847
325		German American Bancorp, Inc	11,482
1,201		Glacier Bancorp, Inc	47,307
161		Great Southern Bancorp, Inc	8,316
849		Great Western Bancorp, Inc	33,790
335	*	Green Bancorp, Inc	6,801
45	e	Greene County Bancorp, Inc	1,467
365		Guaranty Bancorp	10,092
26		Guaranty Bancshares, Inc	797
1,231		Hancock Holding Co	60,935
484		Hanmi Financial Corp	14,689
200	*	HarborOne Bancorp, Inc	3,832
429		Heartland Financial USA, Inc	23,016
553		Heritage Commerce Corp	8,472
460		Heritage Financial Corp	14,168
1,168		Hilltop Holdings, Inc	29,585
22		Hingham Institution for Savings	4,554
89		Home Bancorp, Inc	3,847
2,318		Home Bancshares, Inc	53,894
314	*	HomeStreet, Inc	9,090
265	*	HomeTrust Bancshares, Inc	6,824
1,956		Hope Bancorp, Inc	35,697
334		Horizon Bancorp	9,285
129	*	Howard Bancorp, Inc	2,838
17,433		Huntington Bancshares, Inc	253,824
909		IBERIABANK Corp	70,448
171	*,e	Impac Mortgage Holdings, Inc	1,737
399		Independent Bank Corp (MA)	27,870
308		Independent Bank Corp (MI)	6,884
221		Independent Bank Group, Inc	14,940
843		International Bancshares Corp	33,467
120		Investar Holding Corp	2,892
4,402		Investors Bancorp, Inc	61,100
55,264		JPMorgan Chase & Co	5,909,932
1,407		Kearny Financial Corp	20,331
17,530		Keycorp	353,580
584		Lakeland Bancorp, Inc	11,242

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

525		Lakeland Financial Corp	$25,457
141		LCNB Corp	2,883
693		LegacyTexas Financial Group, Inc	29,252
98	*,e	LendingTree, Inc	33,364
310		Live Oak Bancshares, Inc	7,394
2,266		M&T Bank Corp	387,463
400		Macatawa Bank Corp	4,000
318		MainSource Financial Group, Inc	11,547
101	*	Malvern Bancorp, Inc	2,646
1,317		MB Financial, Inc	58,633
283		MBT Financial Corp	3,000
226		Mercantile Bank Corp	7,994
856		Meridian Bancorp, Inc	17,634
123		Meta Financial Group, Inc	11,396
5,850	*	MGIC Investment Corp	82,544
38		Middlefield Banc Corp	1,832
125		Midland States Bancorp, Inc	4,060
134		Midsouth Bancorp, Inc	1,776
169		MidWestOne Financial Group, Inc	5,667
101		MutualFirst Financial, Inc	3,894
535		National Bank Holdings Corp	17,350
109		National Bankshares, Inc	4,954
164	*	National Commerce Corp	6,601
502	*	Nationstar Mortgage Holdings, Inc	9,287
669		NBT Bancorp, Inc	24,619
8,219		New York Community Bancorp, Inc	107,011
140	*	Nicolet Bankshares, Inc	7,664
875	*	NMI Holdings, Inc	14,875
115		Northeast Bancorp	2,662
643		Northfield Bancorp, Inc	10,982
104		Northrim BanCorp, Inc	3,520
1,478		Northwest Bancshares, Inc	24,727
64	e	Norwood Financial Corp	2,112
233		OceanFirst Financial Corp	6,116
596		OFG Bancorp	5,602
68	e	Ohio Valley Banc Corp	2,747
134		Old Line Bancshares, Inc	3,945
2,084		Old National Bancorp	36,366
51		Old Point Financial Corp	1,517
432		Old Second Bancorp, Inc	5,897
319	*	Opus Bank	8,709
610		Oritani Financial Corp	10,004
111		Orrstown Financial Services, Inc	2,803
241	*	Pacific Mercantile Bancorp	2,109
609	*	Pacific Premier Bancorp, Inc	24,360
1,962		PacWest Bancorp	98,885
67	*	Paragon Commercial Corp	3,565
205		Park National Corp	21,320
24		Parke Bancorp, Inc	493
290	*	PCSB Financial Corp	5,525
259		Peapack Gladstone Financial Corp	9,070
67		Penns Woods Bancorp, Inc	3,121
165	*	PennyMac Financial Services, Inc	3,688

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

70		Peoples Bancorp of North Carolina, Inc	$2,148
261		Peoples Bancorp, Inc	8,514
101		Peoples Financial Services Corp	4,705
5,487		People’s United Financial, Inc	102,607
194		People’s Utah Bancorp	5,878
823	*	PHH Corp	8,477
1,105		Pinnacle Financial Partners, Inc	73,262
7,708		PNC Financial Services Group, Inc	1,112,187
1,571		Popular, Inc	55,755
188		Preferred Bank	11,051
140		Premier Financial Bancorp, Inc	2,811
1,035		Prosperity Bancshares, Inc	72,522
68	*	Provident Bancorp, Inc	1,799
94		Provident Financial Holdings, Inc	1,730
964		Provident Financial Services, Inc	25,999
132		Prudential Bancorp, Inc	2,323
190		QCR Holdings, Inc	8,142
3,376		Radian Group, Inc	69,579
19,461		Regions Financial Corp	336,286
670		Renasant Corp	27,396
146		Republic Bancorp, Inc (Class A)	5,551
750	*,e	Republic First Bancorp, Inc	6,338
292		Riverview Bancorp, Inc	2,532
540		S&T Bancorp, Inc	21,497
361		Sandy Spring Bancorp, Inc	14,086
617	*	Seacoast Banking Corp of Florida	15,555
726		ServisFirst Bancshares, Inc	30,129
185		Shore Bancshares, Inc	3,090
177		SI Financial Group, Inc	2,602
192		Sierra Bancorp	5,100
867	*	Signature Bank	119,004
576		Simmons First National Corp (Class A)	32,890
116	*,e	SmartFinancial, Inc	2,517
670		South State Corp	58,391
101	*	Southern First Bancshares, Inc	4,166
86		Southern Missouri Bancorp, Inc	3,233
169		Southern National Bancorp of Virginia, Inc	2,709
432		Southside Bancshares, Inc	14,550
584		State Bank & Trust Co	17,427
3,716		Sterling Bancorp/DE	91,414
339		Stock Yards Bancorp, Inc	12,780
164		Summit Financial Group, Inc	4,316
174		Sun Bancorp, Inc	4,228
109	*	Sunshine Bancorp, Inc	2,500
7,751		SunTrust Banks, Inc	500,637
820	*	SVB Financial Group	191,691
1,928		Synovus Financial Corp	92,428
2,235		TCF Financial Corp	45,818
150		Territorial Bancorp, Inc	4,631
772	*	Texas Capital Bancshares, Inc	68,631
1,347		TFS Financial Corp	20,124
714	*	The Bancorp, Inc	7,054
100		Timberland Bancorp, Inc	2,655

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

229		Tompkins Trustco, Inc	$18,629
881		TowneBank	27,091
330		Trico Bancshares	12,494
343	*	Tristate Capital Holdings, Inc	7,889
237	*	Triumph Bancorp, Inc	7,466
1,387		Trustco Bank Corp NY	12,760
1,035		Trustmark Corp	32,975
111		Two River Bancorp	2,012
685		UMB Financial Corp	49,265
3,528		Umpqua Holdings Corp	73,382
621		Union Bankshares Corp	22,462
60		Union Bankshares, Inc	3,177
1,552		United Bankshares, Inc	53,932
1,078		United Community Banks, Inc	30,335
740		United Community Financial Corp	6,756
770		United Financial Bancorp, Inc (New)	13,583
113		United Security Bancshares	1,243
119		Unity Bancorp, Inc	2,350
364		Univest Corp of Pennsylvania	10,210
25,126		US Bancorp	1,346,251
4,001		Valley National Bancorp	44,891
226	*	Veritex Holdings, Inc	6,235
422	*	Walker & Dunlop, Inc	20,045
1,396		Washington Federal, Inc	47,813
232		Washington Trust Bancorp, Inc	12,354
154		WashingtonFirst Bankshares, Inc	5,276
384		Waterstone Financial, Inc	6,547
1,420		Webster Financial Corp	79,747
70,818		Wells Fargo & Co	4,296,528
654		WesBanco, Inc	26,585
239		West Bancorporation, Inc	6,011
399	e	Westamerica Bancorporation	23,760
1,643	*	Western Alliance Bancorp	93,027
413		Western New England Bancorp, Inc	4,502
886		Wintrust Financial Corp	72,980
3,175	*	WMIH Corp	2,696
466		WSFS Financial Corp	22,298
76	*	Xenith Bankshares, Inc	2,571
3,390		Zions Bancorporation	172,314

		TOTAL BANKS	30,344,578

CAPITAL GOODS - 7.7%
9,252		3M Co	2,177,643
2,220		A.O. Smith Corp	136,042
644		Aaon, Inc	23,635
511		AAR Corp	20,077
917		Actuant Corp (Class A)	23,200
685		Acuity Brands, Inc	120,560
553		Advanced Drainage Systems, Inc	13,189
2,370	*	Aecom Technology Corp	88,045
522	*	Aegion Corp	13,274
1,069	*	Aerojet Rocketdyne Holdings, Inc	33,353
318	*	Aerovironment, Inc	17,859

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,041		AGCO Corp	$74,359
1,500		Air Lease Corp	72,135
726		Aircastle Ltd	16,981
148		Alamo Group, Inc	16,705
445		Albany International Corp (Class A)	27,345
1,475		Allegion plc	117,351
91		Allied Motion Technologies, Inc	3,011
2,350		Allison Transmission Holdings, Inc	101,214
449		Altra Holdings, Inc	22,630
317	*	Ameresco, Inc	2,726
127		American Railcar Industries, Inc	5,288
254	*	American Woodmark Corp	33,083
3,561		Ametek, Inc	258,066
438		Apogee Enterprises, Inc	20,030
567		Applied Industrial Technologies, Inc	38,613
6,808		Arconic, Inc	185,518
244		Argan, Inc	10,980
367	*	Armstrong Flooring, Inc	6,210
662	*	Armstrong World Industries, Inc	40,084
334		Astec Industries, Inc	19,539
340	*	Astronics Corp	14,100
491	*	Atkore International Group, Inc	10,532
785	*,e	Axon Enterprise, Inc	20,802
406		AZZ, Inc	20,747
782		Barnes Group, Inc	49,477
1,120	*	Beacon Roofing Supply, Inc	71,411
87	*	Blue Bird Corp	1,731
941	*	BMC Stock Holdings, Inc	23,807
8,879		Boeing Co	2,618,506
656		Briggs & Stratton Corp	16,643
2,096	*	Builders FirstSource, Inc	45,672
1,467		BWX Technologies, Inc	88,739
351	*	Caesarstone Sdot-Yam Ltd	7,722
250	*	CAI International, Inc	7,080
1,067		Carlisle Cos, Inc	121,265
9,050		Caterpillar, Inc	1,426,099
467	*	Chart Industries, Inc	21,884
1,542		Chicago Bridge & Iron Co NV	24,888
259		CIRCOR International, Inc	12,608
1,386	*	Colfax Corp	54,913
262		Columbus McKinnon Corp	10,475
575		Comfort Systems USA, Inc	25,099
388	*	Commercial Vehicle Group, Inc	4,148
601	*	Continental Building Products Inc	16,918
901		Crane Co	80,387
225	*	CSW Industrials, Inc	10,339
360		Cubic Corp	21,222
2,527		Cummins, Inc	446,369
674		Curtiss-Wright Corp	82,127
5,068		Deere & Co	793,193
199		DMC Global, Inc	4,985
2,065		Donaldson Co, Inc	101,082
347		Douglas Dynamics, Inc	13,117

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,490		Dover Corp	$251,465
160	*	Ducommun, Inc	4,552
240	*	DXP Enterprises, Inc	7,097
486	*	Dycom Industries, Inc	54,155
80		Eastern Co	2,092
7,123		Eaton Corp	562,788
916		EMCOR Group, Inc	74,883
10,251		Emerson Electric Co	714,392
318		Encore Wire Corp	15,471
281	*,e	Energous Corp	5,465
568	*,e	Energy Recovery, Inc	4,970
681		EnerSys	47,418
274	*	Engility Holdings, Inc	7,773
330		EnPro Industries, Inc	30,858
56	e	EnviroStar, Inc	2,240
1,903		Equifax, Inc	224,402
398		ESCO Technologies, Inc	23,979
408	*	Esterline Technologies Corp	30,478
4,523		Fastenal Co	247,363
819		Federal Signal Corp	16,454
2,038		Flowserve Corp	85,861
2,196		Fluor Corp	113,423
4,885		Fortive Corp	353,430
2,359		Fortune Brands Home & Security, Inc	161,450
199	*	Foundation Building Materials, Inc	2,943
719		Franklin Electric Co, Inc	33,002
165		Freightcar America, Inc	2,818
1,121	*	Gardner Denver Holdings, Inc	38,036
608	e	GATX Corp	37,793
103	*	Gencor Industries, Inc	1,705
981	*	Generac Holdings, Inc	48,579
1,013		General Cable Corp	29,985
4,151		General Dynamics Corp	844,521
139,217		General Electric Co	2,429,337
567	*	Gibraltar Industries, Inc	18,711
336		Global Brass & Copper Holdings, Inc	11,122
370	*	GMS, Inc	13,927
271		Gorman-Rupp Co	8,458
2,760		Graco, Inc	124,807
128		Graham Corp	2,679
620		Granite Construction, Inc	39,327
890	*	Great Lakes Dredge & Dock Corp	4,806
414	e	Greenbrier Cos, Inc	22,066
448		Griffon Corp	9,117
627		H&E Equipment Services, Inc	25,488
187		Hardinge, Inc	3,258
1,393	*	Harsco Corp	25,979
632	*	HC2 Holdings, Inc	3,760
3,438	*	HD Supply Holdings, Inc	137,623
487		HEICO Corp	45,948
741		HEICO Corp (Class A)	58,576
380	*	Herc Holdings, Inc	23,792
1,413		Hexcel Corp	87,394

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

981		Hillenbrand, Inc	$43,851
12,095		Honeywell International, Inc	1,854,889
857		Hubbell, Inc	115,986
710		Huntington Ingalls	167,347
96		Hurco Cos, Inc	4,051
346	*,e	Huttig Building Products, Inc	2,301
158		Hyster-Yale Materials Handling, Inc	13,455
1,286		IDEX Corp	169,713
137	*	IES Holdings, Inc	2,363
4,870		Illinois Tool Works, Inc	812,560
4,114		Ingersoll-Rand plc	366,928
289		Insteel Industries, Inc	8,184
1,338		ITT, Inc	71,409
1,849		Jacobs Engineering Group, Inc	121,960
819	*	JELD-WEN Holding, Inc	32,244
486		John Bean Technologies Corp	53,849
14,867		Johnson Controls International plc	566,581
166		Kadant, Inc	16,666
415		Kaman Corp	24,419
2,207		KBR, Inc	43,765
1,244		Kennametal, Inc	60,222
770	*,e	KEYW Holding Corp, The	4,520
781	*	KLX, Inc	53,303
1,099	*	Kratos Defense & Security Solutions, Inc	11,638
1,241		L3 Technologies, Inc	245,532
87	*	Lawson Products, Inc	2,153
285	*	Layne Christensen Co	3,577
122	*	LB Foster Co (Class A)	3,312
606		Lennox International, Inc	126,206
942		Lincoln Electric Holdings, Inc	86,268
165		Lindsay Corp	14,553
3,980		Lockheed Martin Corp	1,277,779
395		LSI Industries, Inc	2,718
258	*	Lydall, Inc	13,094
539	*	Manitowoc Co, Inc	21,204
4,995		Masco Corp	219,480
503	*	Masonite International Corp	37,297
1,249	*	Mastec, Inc	61,139
726	*	Mercury Systems, Inc	37,280
1,303	*	Meritor, Inc	30,568
885	*	Middleby Corp	119,431
662	*	Milacron Holdings Corp	12,671
168		Miller Industries, Inc	4,334
491	*	Moog, Inc (Class A)	42,643
1,441	*	MRC Global, Inc	24,382
688		MSC Industrial Direct Co (Class A)	66,502
883		Mueller Industries, Inc	31,285
2,381		Mueller Water Products, Inc (Class A)	29,834
301	*	MYR Group, Inc	10,755
76	e	National Presto Industries, Inc	7,558
783	*	Navistar International Corp	33,575
628	*	NCI Building Systems, Inc	12,120
345	*	Nexeo Solutions, Inc	3,140

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

442		NN, Inc	$12,199
904		Nordson Corp	132,346
2,566		Northrop Grumman Corp	787,531
149	*	Northwest Pipe Co	2,852
1,637	*	NOW, Inc	18,056
123	*	NV5 Holdings, Inc	6,660
44		Omega Flex, Inc	3,142
899		Orbital ATK, Inc	118,219
454	*	Orion Marine Group, Inc	3,555
1,266		Oshkosh Truck Corp	115,067
1,733		Owens Corning, Inc	159,332
5,484		PACCAR, Inc	389,803
2,119		Parker-Hannifin Corp	422,910
381	*	Patrick Industries, Inc	26,460
2,708		Pentair plc	191,239
763	*	PGT, Inc	12,857
3,537	*,e	Plug Power, Inc	8,347
898	*	Ply Gem Holdings, Inc	16,613
125		Powell Industries, Inc	3,581
51		Preformed Line Products Co	3,624
613		Primoris Services Corp	16,667
418	*	Proto Labs, Inc	43,054
492		Quanex Building Products Corp	11,513
2,309	*	Quanta Services, Inc	90,305
551		Raven Industries, Inc	18,927
4,627		Raytheon Co	869,182
360	*	RBC Bearings, Inc	45,504
687		Regal-Beloit Corp	52,624
562	e	REV Group, Inc	18,282
183	*,e	Revolution Lighting Technologies, Inc	602
1,622	*	Rexnord Corp	42,204
2,075		Rockwell Automation, Inc	407,426
2,557		Rockwell Collins, Inc	346,780
1,613		Roper Industries, Inc	417,767
96	*	Rush Enterprises, Inc	4,628
461	*	Rush Enterprises, Inc (Class A)	23,423
2,647	*	Sensata Technologies Holding BV	135,288
604		Simpson Manufacturing Co, Inc	34,676
516	*	SiteOne Landscape Supply, Inc	39,577
924		Snap-On, Inc	161,053
136	*	Sparton Corp	3,136
1,891		Spirit Aerosystems Holdings, Inc (Class A)	164,990
647	*	SPX Corp	20,309
646	*	SPX FLOW, Inc	30,717
195		Standex International Corp	19,861
2,457		Stanley Works	416,928
394	*	Sterling Construction Co, Inc	6,414
365		Sun Hydraulics Corp	23,612
1,306	*,e	Sunrun, Inc	7,705
582	*	Teledyne Technologies, Inc	105,429
268		Tennant Co	19,470
1,424		Terex Corp	68,665
427	*	Textainer Group Holdings Ltd	9,180

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,382		Textron, Inc	$247,977
267	*,e	The ExOne Company	2,243
509	*	Thermon Group Holdings	12,048
1,085		Timken Co	53,328
784		Titan International, Inc	10,098
282	*	Titan Machinery, Inc	5,970
1,747		Toro Co	113,957
160	*	TPI Composites, Inc	3,274
768		TransDigm Group, Inc	210,908
451	*	Trex Co, Inc	48,884
716	*	Trimas Corp	19,153
2,278		Trinity Industries, Inc	85,334
689		Triton International Ltd	25,803
753		Triumph Group, Inc	20,482
585	*	Tutor Perini Corp	14,830
142	*	Twin Disc, Inc	3,773
1,321	*	United Rentals, Inc	227,093
11,936		United Technologies Corp	1,522,676
1,544	*	Univar, Inc	47,802
873		Universal Forest Products, Inc	32,842
1,341	*	USG Corp	51,709
345		Valmont Industries, Inc	57,218
156	*	Vectrus, Inc	4,813
155	*	Veritiv Corp	4,480
253	*	Vicor Corp	5,288
838		W.W. Grainger, Inc	197,977
918		Wabash National Corp	19,921
794	*	WABCO Holdings, Inc	113,939
1,341	e	Wabtec Corp	109,198
469		Watsco, Inc	79,749
434		Watts Water Technologies, Inc (Class A)	32,962
2,009	*	Welbilt, Inc	47,232
849	*	Wesco Aircraft Holdings, Inc	6,283
755	*	WESCO International, Inc	51,453
71	*	Willis Lease Finance Corp	1,773
826		Woodward Governor Co	63,222
2,937		Xylem, Inc	200,303

		TOTAL CAPITAL GOODS	34,253,728

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
868		ABM Industries, Inc	32,741
731	*	Acacia Research (Acacia Technologies)	2,961
1,696	*	ACCO Brands Corp	20,691
745	*	Advanced Disposal Services, Inc	17,835
601	*	ARC Document Solutions, Inc	1,533
110		Barrett Business Services, Inc	7,094
109		BG Staffing, Inc	1,737
723		Brady Corp (Class A)	27,402
713		Brink’s Co	56,113
599	*	Casella Waste Systems, Inc (Class A)	13,789
778	*	CBIZ, Inc	12,020
433		Ceco Environmental Corp	2,221
1,356		Cintas Corp	211,306

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

819	*	Clean Harbors, Inc	$44,390
218	*,e	Cogint, Inc	959
3,383	*	Copart, Inc	146,112
1,794	e	Covanta Holding Corp	30,319
128		CRA International, Inc	5,754
754		Deluxe Corp	57,937
579		Dun & Bradstreet Corp	68,559
2,090	*,†,m	Dyax Corp	2,320
394		Ennis, Inc	8,176
556		Essendant, Inc	5,154
402		Exponent, Inc	28,582
178		Forrester Research, Inc	7,868
148	*	Franklin Covey Co	3,071
640	*	FTI Consulting, Inc	27,494
191	*	GP Strategies Corp	4,431
1,153		Healthcare Services Group	60,786
286		Heidrick & Struggles International, Inc	7,021
247	*	Heritage-Crystal Clean, Inc	5,372
928		Herman Miller, Inc	37,166
569	*	Hill International, Inc	3,101
682		HNI Corp	26,305
564	*	Hudson Technologies, Inc	3,424
334	*	Huron Consulting Group, Inc	13,510
282	*	ICF International, Inc	14,805
6,134	*	IHS Markit Ltd	276,950
708	*	Innerworkings, Inc	7,101
568		Insperity, Inc	32,575
961		Interface, Inc	24,169
2,145		KAR Auction Services, Inc	108,344
481		Kelly Services, Inc (Class A)	13,117
366		Kforce, Inc	9,242
577		Kimball International, Inc (Class B)	10,773
752		Knoll, Inc	17,326
806		Korn/Ferry International	33,352
518		LSC Communications, Inc	7,848
1,129		Manpower, Inc	142,378
491		Matthews International Corp (Class A)	25,925
379		McGrath RentCorp	17,805
1,666	*,†,m	Media General, Inc	0
259	*	Mistras Group, Inc	6,079
682		Mobile Mini, Inc	23,529
518		MSA Safety, Inc	40,155
210		Multi-Color Corp	15,719
729	*	Navigant Consulting, Inc	14,150
5,590		Nielsen NV	203,476
160	*	NL Industries, Inc	2,280
781	*	On Assignment, Inc	50,195
2,896		Pitney Bowes, Inc	32,377
482		Quad Graphics, Inc	10,893
3,657		Republic Services, Inc	247,250
514		Resources Connection, Inc	7,941
1,949		Robert Half International, Inc	108,247
1,491		Rollins, Inc	69,376

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

703		RPX Corp	$9,448
1,060		RR Donnelley & Sons Co	9,858
269	*	SP Plus Corp	9,980
1,350		Steelcase, Inc (Class A)	20,520
1,291	*	Stericycle, Inc	87,775
449	*	Team, Inc	6,690
864		Tetra Tech, Inc	41,602
2,390	*	TransUnion	131,354
632	*	TriNet Group, Inc	28,023
645	*	TrueBlue, Inc	17,738
237		Unifirst Corp	39,081
338		US Ecology, Inc	17,238
2,513	*	Verisk Analytics, Inc	241,248
318		Viad Corp	17,617
134		VSE Corp	6,490
580	*	WageWorks, Inc	35,960
7,127		Waste Management, Inc	615,060
116	*	Willdan Group, Inc	2,777

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	3,917,090

CONSUMER DURABLES & APPAREL - 1.4%
351	e	Acushnet Holdings Corp	7,399
840	*,e	American Outdoor Brands Corp	10,786
194		Bassett Furniture Industries, Inc	7,294
565	*	Beazer Homes USA, Inc	10,854
1,393		Brunswick Corp	76,921
1,397		CalAtlantic Group, Inc	78,777
1,433		Callaway Golf Co	19,962
750		Carter’s, Inc	88,118
132	*	Cavco Industries, Inc	20,143
298	*	Century Communities, Inc	9,268
307	*	Clarus Corp	2,410
454		Columbia Sportswear Co	32,634
1,159	*	CROCS, Inc	14,650
125		CSS Industries, Inc	3,479
167		Culp, Inc	5,595
498	*	Deckers Outdoor Corp	39,965
108	*	Delta Apparel, Inc	2,182
5,219		DR Horton, Inc	266,534
167		Escalade, Inc	2,054
327		Ethan Allen Interiors, Inc	9,352
122		Flexsteel Industries, Inc	5,707
730	*,e	Fossil Group, Inc	5,672
1,886		Garmin Ltd	112,349
682	*	G-III Apparel Group Ltd	25,159
1,762	*,e	GoPro, Inc	13,338
578	*	Green Brick Partners, Inc	6,531
132		Hamilton Beach Brands Holding Co	3,391
5,680	e	Hanesbrands, Inc	118,769
1,873		Hasbro, Inc	170,237
411	*	Helen of Troy Ltd	39,600
173		Hooker Furniture Corp	7,344
2,504	*	Hovnanian Enterprises, Inc (Class A)	8,388

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

379	*	Installed Building Products Inc	$28,785
443	*,e	iRobot Corp	33,978
75		Johnson Outdoors, Inc	4,657
1,294		KB Home	41,343
696		La-Z-Boy, Inc	21,715
2,061		Leggett & Platt, Inc	98,372
200		Lennar Corp (B Shares)	10,336
3,007		Lennar Corp (Class A)	190,163
273	*,e	LGI Homes, Inc	20,483
365		Libbey, Inc	2,745
163		Lifetime Brands, Inc	2,690
1,513	*	Lululemon Athletica, Inc	118,907
385	*	M/I Homes, Inc	13,244
287	*	Malibu Boats Inc	8,533
156		Marine Products Corp	1,987
5,317	e	Mattel, Inc	81,775
295	*	MCBC Holdings, Inc	6,555
932		MDC Holdings, Inc	29,712
602	*	Meritage Homes Corp	30,822
2,200	*	Michael Kors Holdings Ltd	138,490
998	*	Mohawk Industries, Inc	275,348
227		Movado Group, Inc	7,309
66		Nacco Industries, Inc (Class A)	2,485
545	*	Nautilus, Inc	7,276
389	*	New Home Co Inc	4,874
7,673		Newell Rubbermaid, Inc	237,096
21,093		Nike, Inc (Class B)	1,319,367
52	*	NVR, Inc	182,427
276		Oxford Industries, Inc	20,752
199	*	Perry Ellis International, Inc	4,983
921		Polaris Industries, Inc	114,195
630		Pool Corp	81,680
4,225		Pulte Homes, Inc	140,481
1,215		PVH Corp	166,710
885		Ralph Lauren Corp	91,766
646	*,e	Sequential Brands Group, Inc	1,150
2,114	*	Skechers U.S.A., Inc (Class A)	79,994
922	*	Steven Madden Ltd	43,057
272	e	Sturm Ruger & Co, Inc	15,191
133		Superior Uniform Group, Inc	3,552
4,564		Tapestry, Inc	201,866
1,369	*	Taylor Morrison Home Corp	33,499
725	*	Tempur Sealy International, Inc	45,450
2,373		Toll Brothers, Inc	113,951
563	*	TopBuild Corp	42,642
2,459	*	TRI Pointe Homes, Inc	44,065
917		Tupperware Corp	57,496
2,878	*,e	Under Armour, Inc (Class A)	41,530
2,914	*,e	Under Armour, Inc (Class C)	38,814
226	*	Unifi, Inc	8,107
217	*	Universal Electronics, Inc	10,253
320	*	Vera Bradley, Inc	3,898
5,190		VF Corp	384,060

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

896	*	Vista Outdoor, Inc	$13,055
99		Weyco Group, Inc	2,942
1,133		Whirlpool Corp	191,069
428	*	William Lyon Homes, Inc	12,446
1,465		Wolverine World Wide, Inc	46,704
423	*	Zagg, Inc	7,804

		TOTAL CONSUMER DURABLES & APPAREL	6,209,498

CONSUMER SERVICES - 2.3%
965	*	Adtalem Global Education, Inc	40,578
239	*	American Public Education, Inc	5,987
4,005		ARAMARK Holdings Corp	171,174
193	*	Ascent Media Corp (Series A)	2,218
1,433	*	Belmond Ltd.	17,554
356		BJ’s Restaurants, Inc	12,958
1,539		Bloomin’ Brands, Inc	32,842
331		Bob Evans Farms, Inc	26,089
268	*	Bojangles’, Inc	3,162
1,270		Boyd Gaming Corp	44,513
275	*	Bridgepoint Education, Inc	2,283
791	*	Bright Horizons Family Solutions	74,354
763		Brinker International, Inc	29,635
262	*	Buffalo Wild Wings, Inc	40,964
2,102	*	Caesars Entertainment Corp	26,590
222	*	Cambium Learning Group, Inc	1,261
178		Capella Education Co	13,777
1,137	*	Career Education Corp	13,735
6,527		Carnival Corp	433,197
234		Carriage Services, Inc	6,016
507	*	Carrols Restaurant Group, Inc	6,160
348	*	Century Casinos, Inc	3,177
702	e	Cheesecake Factory	33,822
1,311	*	Chegg, Inc	21,396
396	*	Chipotle Mexican Grill, Inc (Class A)	114,456
520		Choice Hotels International, Inc	40,352
210		Churchill Downs, Inc	48,867
247	*	Chuy’s Holdings, Inc	6,928
123		Collectors Universe	3,523
294	e	Cracker Barrel Old Country Store, Inc	46,714
1,973		Darden Restaurants, Inc	189,447
657	*	Dave & Buster’s Entertainment, Inc	36,247
331	*	Del Frisco’s Restaurant Group, Inc	5,048
519	*	Del Taco Restaurants, Inc	6,290
1,168	*	Denny’s Corp	15,464
266	e	DineEquity, Inc	13,494
751		Domino’s Pizza, Inc	141,909
948		Drive Shack, Inc	5,242
1,432		Dunkin Brands Group, Inc	92,321
302	*	El Pollo Loco Holdings, Inc	2,990
735	*,e	Eldorado Resorts, Inc	24,365
38	*,e	Empire Resorts, Inc	1,026
3,065		Extended Stay America, Inc	58,235
402	*	Fiesta Restaurant Group, Inc	7,638

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

83	*	Fogo De Chao, Inc	$963
149	*	Golden Entertainment, Inc	4,865
73		Graham Holdings Co	40,760
732	*	Grand Canyon Education, Inc	65,536
3,287		H&R Block, Inc	86,185
326	*,e	Habit Restaurants, Inc	3,113
1,179	*	Hilton Grand Vacations, Inc	49,459
3,492		Hilton Worldwide Holdings, Inc	278,871
1,746	*	Houghton Mifflin Harcourt Co	16,238
738	*	Hyatt Hotels Corp	54,273
1,670		ILG, Inc	47,562
1,684		International Game Technology plc	44,643
389		International Speedway Corp (Class A)	15,502
211	*	J Alexander’s Holdings, Inc	2,047
490		Jack in the Box, Inc	48,074
521	*	K12, Inc	8,284
1,351	*	La Quinta Holdings, Inc	24,939
5,726		Las Vegas Sands Corp	397,900
564	*	Laureate Education, Inc	7,648
83		Liberty Tax, Inc	913
322	*	Lindblad Expeditions Holdings, Inc	3,152
294		Marcus Corp	8,041
4,863		Marriott International, Inc (Class A)	660,055
340		Marriott Vacations Worldwide Corp	45,971
12,768		McDonald’s Corp	2,197,628
8,029		MGM Resorts International	268,088
173	*	Monarch Casino & Resort, Inc	7,754
49	*	Nathan’s Famous, Inc	3,700
279	*	Noodles & Co	1,465
2,793	*	Norwegian Cruise Line Holdings Ltd	148,727
422		Papa John’s International, Inc	23,678
1,314	*	Penn National Gaming, Inc	41,168
848	*	Pinnacle Entertainment, Inc	27,755
1,306	*	Planet Fitness, Inc	45,227
320	*	Potbelly Corp	3,936
142		RCI Hospitality Holdings, Inc	3,973
238	*	Red Lion Hotels Corp	2,344
204	*	Red Robin Gourmet Burgers, Inc	11,506
1,049		Red Rock Resorts, Inc	35,393
607	*	Regis Corp	9,324
2,772		Royal Caribbean Cruises Ltd	330,644
473		Ruth’s Chris Steak House, Inc	10,240
843	*	Scientific Games Corp (Class A)	43,246
1,062	*,e	SeaWorld Entertainment, Inc	14,411
2,922		Service Corp International	109,049
2,101	*	ServiceMaster Global Holdings, Inc	107,718
337	*,e	Shake Shack, Inc	14,558
1,116		Six Flags Entertainment Corp	74,292
673	e	Sonic Corp	18,494
602	*	Sotheby’s (Class A)	31,063
164		Speedway Motorsports, Inc	3,095
22,514		Starbucks Corp	1,292,979
17	*	Steak N Shake Co	7,045

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

167		Strayer Education, Inc	$14,960
1,016		Texas Roadhouse, Inc (Class A)	53,523
621		Vail Resorts, Inc	131,944
427	*	Weight Watchers International, Inc	18,908
2,954		Wendy’s	48,505
454	e	Wingstop, Inc	17,697
1,610		Wyndham Worldwide Corp	186,551
1,250		Wynn Resorts Ltd	210,738
5,939		Yum China Holdings, Inc	237,679
5,459		Yum! Brands, Inc	445,509
274	*	Zoe’s Kitchen, Inc	4,581

		TOTAL CONSUMER SERVICES	10,098,087

DIVERSIFIED FINANCIALS - 4.0%
887		Affiliated Managers Group, Inc	182,057
430		AG Mortgage Investment Trust	8,174
6,045		AGNC Investment Corp	122,049
7,199		Ally Financial, Inc	209,923
11,528		American Express Co	1,144,846
2,386		Ameriprise Financial, Inc	404,355
18,243		Annaly Capital Management, Inc	216,909
1,539		Anworth Mortgage Asset Corp	8,372
1,714		Apollo Commercial Real Estate Finance, Inc	31,623
406		Ares Commercial Real Estate Corp	5,237
359	e	Arlington Asset Investment Corp (Class A)	4,229
566		ARMOUR Residential REIT, Inc	14,558
693		Artisan Partners Asset Management, Inc	27,373
86		Associated Capital Group, Inc	2,933
212		B. Riley Financial, Inc	3,837
16,023		Bank of New York Mellon Corp	862,999
3,582		BGC Partners, Inc (Class A)	54,124
1,987		BlackRock, Inc	1,020,742
1,084	*	Cannae Holdings, Inc	18,461
7,671		Capital One Financial Corp	763,878
1,473		Capstead Mortgage Corp	12,741
1,731		CBOE Holdings, Inc	215,665
19,072		Charles Schwab Corp	979,729
189		Cherry Hill Mortgage Investment Corp	3,400
2,903		Chimera Investment Corp	53,647
5,428		CME Group, Inc	792,759
321		Cohen & Steers, Inc	15,180
387	*	Cowen Group, Inc	5,283
174	*	Credit Acceptance Corp	56,286
2,338		CYS Investments, Inc	18,774
49		Diamond Hill Investment Group, Inc	10,126
5,914		Discover Financial Services	454,905
397	*	Donnelley Financial Solutions, Inc	7,738
776		Dynex Capital, Inc	5,440
4,309	*	E*TRADE Financial Corp	213,597
1,752		Eaton Vance Corp	98,795
241	*	Elevate Credit, Inc	1,815
129		Ellington Residential Mortgage REIT	1,553
375	*,e	Encore Capital Group, Inc	15,787

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

522	*	Enova International, Inc	$7,934
638		Evercore Partners, Inc (Class A)	57,420
796	*	Ezcorp, Inc (Class A)	9,711
613		Factset Research Systems, Inc	118,162
1,485		Federated Investors, Inc (Class B)	53,579
911		Financial Engines, Inc	27,603
737		FirstCash, Inc	49,711
5,414		Franklin Resources, Inc	234,589
546		Gain Capital Holdings, Inc	5,460
93		GAMCO Investors, Inc (Class A)	2,757
5,627		Goldman Sachs Group, Inc	1,433,535
662		Granite Point Mortgage Trust, Inc	11,744
251		Great Ajax Corp	3,469
713	*	Green Dot Corp	42,965
424	e	Greenhill & Co, Inc	8,268
218		Hamilton Lane, Inc	7,715
775		Hannon Armstrong Sustainable Infrastructure Capital, Inc	18,647
341		Houlihan Lokey, Inc	15,492
1,010		Interactive Brokers Group, Inc (Class A)	59,802
9,374		IntercontinentalExchange Group, Inc	661,429
241	*	INTL FCStone, Inc	10,250
6,556		Invesco Ltd	239,556
1,752		Invesco Mortgage Capital, Inc	31,238
524		Investment Technology Group, Inc	10,087
2,651		iShares Russell 3000 Index Fund	419,309
168		KKR Real Estate Finance Trust, Inc	3,362
1,088		Ladder Capital Corp	14,829
1,533		Ladenburg Thalmann Financial Services, Inc	4,844
1,898		Lazard Ltd (Class A)	99,645
1,355		Legg Mason, Inc	56,883
5,056	*	LendingClub Corp	20,881
5,119		Leucadia National Corp	135,602
1,384		LPL Financial Holdings, Inc	79,082
578		MarketAxess Holdings, Inc	116,612
144		Marlin Business Services Corp	3,226
7,296		MFA Mortgage Investments, Inc	57,784
395		Moelis & Co	19,158
2,630		Moody’s Corp	388,214
20,642		Morgan Stanley	1,083,086
298		Morningstar, Inc	28,897
1,398		MSCI, Inc (Class A)	176,903
822		MTGE Investment Corp	15,207
1,822		NASDAQ OMX Group, Inc	139,984
4,428		Navient Corp	58,981
312		Nelnet, Inc (Class A)	17,091
4,801		New Residential Investment Corp	85,842
1,709		New York Mortgage Trust, Inc	10,545
483	*,m	NewStar Financial, Inc	261
3,386		Northern Trust Corp	338,228
866		OM Asset Management plc	14,505
750	*	On Deck Capital, Inc	4,305
821	*	OneMain Holdings, Inc	21,338
147		Oppenheimer Holdings, Inc	3,940

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

511		Orchid Island Capital, Inc	$4,742
145		Owens Realty Mortgage, Inc	2,321
1,030		PennyMac Mortgage Investment Trust	16,552
324		Pico Holdings, Inc	4,147
229		Piper Jaffray Cos	19,751
271		PJT Partners, Inc	12,358
719	*	PRA Group, Inc	23,871
257		Pzena Investment Management, Inc (Class A)	2,742
2,010		Raymond James Financial, Inc	179,493
1,174		Redwood Trust, Inc	17,399
143	*	Regional Management Corp	3,762
422		Resource Capital Corp	3,954
4,118		S&P Global, Inc	697,589
296	*	Safeguard Scientifics, Inc	3,315
2,247		Santander Consumer USA Holdings, Inc	41,839
2,255		SEI Investments Co	162,044
111		Silvercrest Asset Management Group, Inc	1,782
6,760	*	SLM Corp	76,388
4,016		Starwood Property Trust, Inc	85,742
5,978		State Street Corp	583,513
1,033		Stifel Financial Corp	61,525
12,712		Synchrony Financial	490,810
3,747		T Rowe Price Group, Inc	393,173
3,973		TD Ameritrade Holding Corp	203,139
433		Tiptree Financial, Inc	2,576
181		TPG RE Finance Trust, Inc	3,448
2,606		Two Harbors Investment Corp	42,374
382	e	Virtu Financial, Inc	6,991
103		Virtus Investment Partners, Inc	11,850
2,911		Voya Financial, Inc	144,007
1,255		Waddell & Reed Financial, Inc (Class A)	28,037
614		Western Asset Mortgage Capital Corp	6,109
125		Westwood Holdings Group, Inc	8,276
1,867		WisdomTree Investments, Inc	23,431
90	*	World Acceptance Corp	7,265
259		ZAIS Financial Corp	3,924

		TOTAL DIVERSIFIED FINANCIALS	17,989,805

ENERGY - 5.7%
2,365	*	Abraxas Petroleum Corp	5,818
30		Adams Resources & Energy, Inc	1,305
9,009		Anadarko Petroleum Corp	483,243
2,572		Andeavor	294,082
3,605	*	Antero Resources Corp	68,495
6,017		Apache Corp	254,038
692	*,e	Approach Resources, Inc	2,048
338		Arch Coal, Inc	31,488
1,237		Archrock, Inc	12,989
454	*,e	Ardmore Shipping Corp	3,632
6,741		Baker Hughes a GE Co	213,285
265	*	Basic Energy Services, Inc	6,220
1,515	*	Bill Barrett Corp	7,772
314	*	Bonanza Creek Energy, Inc	8,663

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

645	e	Bristow Group, Inc	$8,688
669	*	C&J Energy Services, Inc	22,391
7,240		Cabot Oil & Gas Corp	207,064
747	*,e	California Resources Corp	14,522
3,134	*	Callon Petroleum Co	38,078
335	*,e	CARBO Ceramics, Inc	3,410
1,619	*	Carrizo Oil & Gas, Inc	34,452
1,732	*	Centennial Resource Development, Inc	34,294
3,192	*	Cheniere Energy, Inc	171,857
14,182	*,e	Chesapeake Energy Corp	56,161
30,167		Chevron Corp	3,776,606
1,474		Cimarex Energy Co	179,843
1,943	*	Clean Energy Fuels Corp	3,944
1,183	*	Cloud Peak Energy, Inc	5,264
3,564	*	CNX Resources Corp	52,141
2,383	*	Concho Resources, Inc	357,974
19,488		ConocoPhillips	1,069,696
445	*	CONSOL Energy, Inc	17,582
2,528	*	Contango Oil & Gas Co	11,907
1,365	*	Continental Resources, Inc	72,304
236		CVR Energy, Inc	8,789
1,312		Delek US Holdings, Inc	45,841
6,701	*	Denbury Resources, Inc	14,809
8,228		Devon Energy Corp	340,639
1,283		DHT Holdings, Inc	4,606
994	*,e	Diamond Offshore Drilling, Inc	18,478
1,536	*	Diamondback Energy, Inc	193,920
424	*	Dorian LPG Ltd	3,485
582	*	Dril-Quip, Inc	27,761
153	*	Earthstone Energy, Inc	1,626
1,319	*	Eclipse Resources Corp	3,166
1,520	*	Energen Corp	87,506
453	*	Energy XXI Gulf Coast, Inc	2,600
6,577		Ensco plc	38,870
9,200		EOG Resources, Inc	992,772
871	*,e	EP Energy Corp	2,056
3,688		EQT Corp	209,921
272	*	Era Group, Inc	2,924
468		Evolution Petroleum Corp	3,206
499	*	Exterran Corp	15,689
1,888	*,e	Extraction Oil & Gas, Inc	27,017
67,834	d	Exxon Mobil Corp	5,673,636
2,427	*,e	Fairmount Santrol Holdings, Inc	12,693
1,061	*	Forum Energy Technologies, Inc	16,499
790	e	Frank’s International NV	5,253
1,164	e	Frontline Ltd	5,343
635		GasLog Ltd	14,129
2,889	*,e	Gastar Exploration, Inc	3,033
750	*	Gener8 Maritime, Inc	4,965
283	*	Geospace Technologies Corp	3,671
1,502	e	Golar LNG Ltd	44,775
569		Green Plains Renewable Energy, Inc	9,588
226		Gulf Island Fabrication, Inc	3,034

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,531	*	Gulfport Energy Corp	$32,296
2,401	*	Halcon Resources Corp	18,176
223		Hallador Energy Co	1,358
13,785		Halliburton Co	673,673
2,257	*	Helix Energy Solutions Group, Inc	17,018
1,788	e	Helmerich & Payne, Inc	115,576
4,433		Hess Corp	210,435
2,770		HollyFrontier Corp	141,879
489	*	Independence Contract Drilling, Inc	1,946
461	*	International Seaways, Inc	8,510
13	*	Isramco, Inc	1,360
1,246	*	Jagged Peak Energy, Inc	19,662
488	*,e	Keane Group, Inc	9,277
154	*,e	Key Energy Services, Inc	1,816
30,673		Kinder Morgan, Inc	554,261
4,331	*	Kosmos Energy LLC	29,667
2,550	*	Laredo Petroleum Holdings, Inc	27,056
633	*,e	Lilis Energy, Inc	3,235
67	*	Mammoth Energy Services, Inc	1,315
13,286		Marathon Oil Corp	224,932
8,011		Marathon Petroleum Corp	528,566
1,401	*	Matador Resources Co	43,613
383	*	Matrix Service Co	6,817
4,396	*	McDermott International, Inc	28,926
178	*	Midstates Petroleum Co, Inc	2,951
2,551		Murphy Oil Corp	79,209
4,845		Nabors Industries Ltd	33,091
6,228		National Oilwell Varco, Inc	224,333
180	*	Natural Gas Services Group, Inc	4,716
1,393		Navios Maritime Acq Corp	1,546
164	*,e	NCS Multistage Holdings, Inc	2,417
3,111	*	Newfield Exploration Co	98,090
1,448	*	Newpark Resources, Inc	12,453
3,860	*	Noble Corp plc	17,447
7,538		Noble Energy, Inc	219,657
1,550		Nordic American Tanker Shipping	3,813
3,641	*	Oasis Petroleum, Inc	30,621
12,187		Occidental Petroleum Corp	897,694
1,532		Oceaneering International, Inc	32,386
784	*	Oil States International, Inc	22,187
5,973		Oneok, Inc	319,257
546	*	Overseas Shipholding Group, Inc	1,496
627	*	Pacific Ethanol, Inc	2,853
355		Panhandle Oil and Gas, Inc (Class A)	7,295
482	*	Par Pacific Holdings, Inc	9,293
2,265	*	Parker Drilling Co	2,265
3,609	*	Parsley Energy, Inc	106,249
3,250		Patterson-UTI Energy, Inc	74,783
1,704		PBF Energy, Inc	60,407
1,032	*	PDC Energy, Inc	53,189
1,103	*	Peabody Energy Corp	43,425
217	*	Penn Virginia Corp	8,487
176	*	PHI, Inc	2,036

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,963		Phillips 66	$704,307
778	*	Pioneer Energy Services Corp	2,373
2,682		Pioneer Natural Resources Co	463,584
1,178	*,e	ProPetro Holding Corp	23,748
3,764	*	Questar Market Resources, Inc	36,021
3,580		Range Resources Corp	61,075
641	*	Renewable Energy Group, Inc	7,564
335	*,e	Resolute Energy Corp	10,542
92	*	Rex American Resources Corp	7,617
195	*	RigNet, Inc	2,915
700	*	Ring Energy, Inc	9,730
1,813	*	Rowan Cos plc	28,392
901	e	RPC, Inc	23,003
2,053	*	RSP Permian, Inc	83,516
1,150	*,e	Sanchez Energy Corp	6,107
537	*	SandRidge Energy, Inc	11,315
22,266		Schlumberger Ltd	1,500,506
2,573		Scorpio Tankers, Inc	7,848
308	*	SEACOR Holdings, Inc	14,236
303	*	SEACOR Marine Holdings, Inc	3,545
988	*,e	Select Energy Services, Inc	18,021
1,034		SemGroup Corp	31,227
946		Ship Finance International Ltd	14,663
101	*	SilverBow Resources, Inc	3,002
1,739		SM Energy Co	38,397
338	*,e	Smart Sand, Inc	2,927
148	*	Solaris Oilfield Infrastructure, Inc	3,169
7,673	*	Southwestern Energy Co	42,815
3,127	*	SRC Energy, Inc	26,673
300	*	Stone Energy Corp	9,648
2,325	*	Superior Energy Services	22,390
3,386		Targa Resources Investments, Inc	163,950
818	e	Teekay Corp	7,624
1,777		Teekay Tankers Ltd (Class A)	2,488
914	*,e	Tellurian, Inc	8,902
1,816	*	Tetra Technologies, Inc	7,754
5,947	*	Transocean Ltd (NYSE)	63,514
3,046	*	Ultra Petroleum Corp	27,597
799	*	Unit Corp	17,578
2,051	*,e	Uranium Energy Corp	3,630
1,275		US Silica Holdings Inc	41,514
7,171		Valero Energy Corp	659,087
1,529	*	W&T Offshore, Inc	5,061
14,217	*	Weatherford International Ltd	59,285
1,434	*	Whiting Petroleum Corp	37,972
1,210	*,e	WildHorse Resource Development Corp	22,276
13,189		Williams Cos, Inc	402,133
1,068		World Fuel Services Corp	30,054
6,188	*	WPX Energy, Inc	87,065

		TOTAL ENERGY	25,316,932

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.3%
418		Andersons, Inc	$13,021
618		Casey’s General Stores, Inc	69,179
300	*	Chefs’ Warehouse Holdings, Inc	6,150
16,232		CVS Health Corp	1,176,820
213		Ingles Markets, Inc (Class A)	7,370
14,422		Kroger Co	395,884
95	*,e	Natural Grocers by Vitamin C	848
1,464	*	Performance Food Group Co	48,458
346		Pricesmart, Inc	29,791
21,257	*,e	Rite Aid Corp	41,876
389	*	Smart & Final Stores, Inc	3,326
584		Spartan Stores, Inc	15,581
2,100	*	Sprouts Farmers Market, Inc	51,135
602	*	SUPERVALU, Inc	13,003
7,722		Sysco Corp	468,957
784	*	United Natural Foods, Inc	38,628
2,737	*	US Foods Holding Corp	87,392
127		Village Super Market (Class A)	2,912
13,980		Walgreens Boots Alliance, Inc	1,015,228
22,971		Wal-Mart Stores, Inc	2,268,386
148		Weis Markets, Inc	6,126

		TOTAL FOOD & STAPLES RETAILING	5,760,071

FOOD, BEVERAGE & TOBACCO - 4.3%
100		Alico, Inc	2,950
30,539		Altria Group, Inc	2,180,790
532	*,e	Amplify Snack Brands, Inc	6,389
8,716		Archer Daniels Midland Co	349,337
995	e	B&G Foods, Inc (Class A)	34,974
1,468	*	Blue Buffalo Pet Products, Inc	48,136
137	*,e	Boston Beer Co, Inc (Class A)	26,181
846		Brown-Forman Corp	56,885
2,764		Brown-Forman Corp (Class B)	189,804
2,300		Bunge Ltd	154,284
247	e	Calavo Growers, Inc	20,847
486	*,e	Cal-Maine Foods, Inc	21,603
2,801		Campbell Soup Co	134,756
1,334	*,e	Castle Brands, Inc	1,627
72		Coca-Cola Bottling Co Consolidated	15,499
61,473		Coca-Cola Co	2,820,381
6,348		ConAgra Foods, Inc	239,129
2,585		Constellation Brands, Inc (Class A)	590,853
6,972		Costco Wholesale Corp	1,297,629
190	*	Craft Brewers Alliance, Inc	3,648
2,547	*	Darling International, Inc	46,177
1,357		Dean Foods Co	15,687
2,983		Dr Pepper Snapple Group, Inc	289,530
200	*	Farmer Bros Co	6,430
2,703		Flowers Foods, Inc	52,195
499		Fresh Del Monte Produce, Inc	23,787
388	*	Freshpet, Inc	7,353
9,216		General Mills, Inc	546,417
1,593	*	Hain Celestial Group, Inc	67,527
2,181		Hershey Co	247,565

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,210		Hormel Foods Corp	$153,202
1,103	*	Hostess Brands, Inc	16,335
1,119		Ingredion, Inc	156,436
277		J&J Snack Foods Corp	42,057
1,765		J.M. Smucker Co	219,284
131		John B. Sanfilippo & Son, Inc	8,286
3,849		Kellogg Co	261,655
9,613		Kraft Heinz Co	747,507
2,260		Lamb Weston Holdings, Inc	127,577
289		Lancaster Colony Corp	37,342
422	*	Landec Corp	5,317
244	*	Lifeway Foods, Inc	1,952
187		Limoneira Co	4,189
1,914		McCormick & Co, Inc	195,056
203		MGP Ingredients, Inc	15,607
2,783		Molson Coors Brewing Co (Class B)	228,401
23,450		Mondelez International, Inc	1,003,660
6,733	*	Monster Beverage Corp	426,132
183		National Beverage Corp	17,832
22,698		PepsiCo, Inc	2,721,944
24,858		Philip Morris International, Inc	2,626,248
908	*	Pilgrim’s Pride Corp	28,202
1,851		Pinnacle Foods, Inc	110,079
1,066	*	Post Holdings, Inc	84,459
404	*	Primo Water Corp	5,078
317		Sanderson Farms, Inc	43,993
4		Seaboard Corp	17,640
134	*	Seneca Foods Corp	4,120
1,522		Snyder’s-Lance, Inc	76,222
369	e	Tootsie Roll Industries, Inc	13,432
864	*	TreeHouse Foods, Inc	42,733
78		Turning Point Brands, Inc	1,648
4,372		Tyson Foods, Inc (Class A)	354,438
340		Universal Corp	17,850
1,532		Vector Group Ltd	34,286

		TOTAL FOOD, BEVERAGE & TOBACCO	19,348,569

HEALTH CARE EQUIPMENT & SERVICES - 5.3%
155	*,e	AAC Holdings, Inc	1,395
339		Abaxis, Inc	16,787
27,092		Abbott Laboratories	1,546,140
635	*	Abiomed, Inc	119,005
1,228	*	Acadia Healthcare Co, Inc	40,070
1,245	*	Accuray, Inc	5,353
449		Aceto Corp	4,638
119	*	Addus HomeCare Corp	4,141
5,182		Aetna Inc	934,781
1,244	*	Align Technology, Inc	276,404
2,817	*	Allscripts Healthcare Solutions, Inc	40,987
200	*	Almost Family, Inc	11,070
460	*	Amedisys, Inc	24,247
137	*	American Renal Associates Holdings, Inc	2,384
2,486		AmerisourceBergen Corp	228,264

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

725	*	AMN Healthcare Services, Inc	$35,706
192		Analogic Corp	16,080
563	*	Angiodynamics, Inc	9,363
216	*	Anika Therapeutics, Inc	11,645
2,249	*	Antares Pharma, Inc	4,475
4,110		Anthem, Inc	924,791
616	*	athenahealth, Inc	81,953
480	*	AtriCure, Inc	8,755
27		Atrion Corp	17,026
985	*	AxoGen, Inc	27,875
8,010		Baxter International, Inc	517,766
4,160		Becton Dickinson & Co	890,577
1,877	*,e	BioScrip, Inc	5,462
430	*	BioTelemetry, Inc	12,857
21,855	*	Boston Scientific Corp	541,785
2,873	*	Brookdale Senior Living, Inc	27,868
590		Cantel Medical Corp	60,693
442	*	Capital Senior Living Corp	5,963
5,081		Cardinal Health, Inc	311,313
501	*	Cardiovascular Systems, Inc	11,869
977	*,e	Castlight Health, Inc	3,664
2,757	*	Centene Corp	278,126
4,690	*	Cerner Corp	316,059
1,570	*	Cerus Corp	5,307
245		Chemed Corp	59,540
3,816		Cigna Corp	774,991
240	*	Civitas Solutions, Inc	4,104
1,533	*,e	Community Health Systems, Inc	6,531
168		Computer Programs & Systems, Inc	5,048
586	*	ConforMIS, Inc	1,395
422		Conmed Corp	21,509
754		Cooper Cos, Inc	164,281
902	*,e	Corindus Vascular Robotics, Inc	911
163	*	Corvel Corp	8,623
702	*	Cotiviti Holdings, Inc	22,611
544	*	Cross Country Healthcare, Inc	6,941
480	*	CryoLife, Inc	9,192
202	*	Cutera, Inc	9,161
9,786		Danaher Corp	908,337
2,438	*	DaVita, Inc	176,145
3,684		Dentsply Sirona, Inc	242,518
1,337	*	DexCom, Inc	76,730
739	*	Diplomat Pharmacy, Inc	14,832
3,369	*	Edwards Lifesciences Corp	379,720
1,608	*	Encompass Health Corp	79,451
1,285	*	Endologix, Inc	6,875
737		Ensign Group, Inc	16,361
193	*	Entellus Medical, Inc	4,707
1,793	*	Envision Healthcare Corp	61,966
1,209	*,e	Evolent Health, Inc	14,871
165	*	Exactech, Inc	8,159
9,148	*	Express Scripts Holding Co	682,807
97	*	FONAR Corp	2,362
995	*,e	Genesis Health Care, Inc	759

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

665	*	GenMark Diagnostics, Inc	$2,773
445	*,e	Glaukos Corp	11,414
1,094	*	Globus Medical, Inc	44,963
819	*	Haemonetics Corp	47,568
725	*	Halyard Health, Inc	33,480
4,673	*	HCA Holdings, Inc	410,476
768	*	HealthEquity, Inc	35,835
399	*	HealthStream, Inc	9,241
2,474	*	Henry Schein, Inc	172,883
99	*	Heska Corp	7,941
1,026		Hill-Rom Holdings, Inc	86,482
1,310	*	HMS Holdings Corp	22,204
4,366	*	Hologic, Inc	186,646
2,301		Humana, Inc	570,809
233	*	ICU Medical, Inc	50,328
1,376	*	Idexx Laboratories, Inc	215,179
263	*	Inogen Inc	31,318
978	*,e	Inovalon Holdings, Inc	14,670
908	*	Insulet Corp	62,652
472	*	Integer Holding Corp	21,382
966	*	Integra LifeSciences Holdings Corp	46,233
1,765	*	Intuitive Surgical, Inc	644,119
463		Invacare Corp	7,802
211	*	iRhythm Technologies, Inc	11,827
629	*	K2M Group Holdings, Inc	11,322
1,388		Kindred Healthcare, Inc	13,464
1,659	*	Laboratory Corp of America Holdings	264,627
465	*	Lantheus Holdings, Inc	9,509
236		LeMaitre Vascular, Inc	7,514
232	*	LHC Group, Inc	14,210
582	*	LifePoint Hospitals, Inc	28,984
755	*	LivaNova plc	60,340
426	*	Magellan Health Services, Inc	41,130
699	*	Masimo Corp	59,275
3,381		McKesson Corp	527,267
877	*	Medidata Solutions, Inc	55,575
1,425	*	MEDNAX, Inc	76,152
21,833		Medtronic plc	1,763,015
646		Meridian Bioscience, Inc	9,044
759	*	Merit Medical Systems, Inc	32,789
678	*	Molina Healthcare, Inc	51,989
274	*	NantHealth, Inc	836
173		National Healthcare Corp	10,543
402		National Research Corp	14,995
500	*	Natus Medical, Inc	19,100
585	*	Neogen Corp	48,093
430	*	Nevro Corp	29,687
893	*	Novocure Ltd	18,039
791	*	NuVasive, Inc	46,266
1,011	*	NxStage Medical, Inc	24,497
144	*	Obalon Therapeutics, Inc	952
575	*	Omnicell, Inc	27,887

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

873	*	OraSure Technologies, Inc	$16,465
267	*	Orthofix International NV	14,605
942		Owens & Minor, Inc	17,785
346	*	Oxford Immunotec Global plc	4,834
1,530		Patterson Cos, Inc	55,279
456	*	Penumbra, Inc	42,910
113	*,e	PetIQ, Inc	2,468
788	*	Premier, Inc	23,002
199	*	Providence Service Corp	11,809
145	*	Pulse Biosciences, Inc	3,422
818	*	Quality Systems, Inc	11,108
2,141		Quest Diagnostics, Inc	210,867
429	*	Quidel Corp	18,597
391	*,e	Quotient Ltd	1,935
1,555	*	R1 RCM, Inc	6,858
576	*	RadNet, Inc	5,818
2,182		Resmed, Inc	184,794
726	*,e	Rockwell Medical, Inc	4,225
837	*	RTI Biologics, Inc	3,432
1,678	*	Select Medical Holdings Corp	29,617
220	*,e	Sientra, Inc	3,093
166		Simulations Plus, Inc	2,673
646	*	Staar Surgical Co	10,013
1,419		STERIS Plc	124,120
5,471		Stryker Corp	847,130
278	*,e	Surgery Partners, Inc	3,364
300	*	SurModics, Inc	8,400
141	*	Tabula Rasa HealthCare, Inc	3,955
147	*	Tactile Systems Technology, Inc	4,260
836	*,e	Teladoc, Inc	29,135
704		Teleflex, Inc	175,169
1,253	*,e	Tenet Healthcare Corp	18,995
569	*	Tivity Health, Inc	20,797
360	*	Triple-S Management Corp (Class B)	8,946
15,249		UnitedHealth Group, Inc	3,361,794
1,403		Universal Health Services, Inc (Class B)	159,030
187		US Physical Therapy, Inc	13,501
49		Utah Medical Products, Inc	3,989
587	*	Varex Imaging Corp	23,580
1,468	*	Varian Medical Systems, Inc	163,168
1,677	*	Veeva Systems, Inc	92,705
427	*,e	ViewRay, Inc	3,954
249	*,e	Viveve Medical, Inc	1,238
433	*	Vocera Communications, Inc	13,085
740	*	WellCare Health Plans, Inc	148,821
1,147		West Pharmaceutical Services, Inc	113,174
1,633	*	Wright Medical Group NV	36,253
3,212		Zimmer Holdings, Inc	387,592

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	23,621,172

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
160	*	Central Garden & Pet Co	6,227
580	*	Central Garden & Pet Co (Class A)	21,872

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,108		Church & Dwight Co, Inc	$206,098
2,093		Clorox Co	311,313
13,626		Colgate-Palmolive Co	1,028,082
7,842		Coty, Inc	155,977
893	*	Edgewell Personal Care Co	53,035
326	*,e	elf Beauty, Inc	7,273
957		Energizer Holdings, Inc	45,917
3,489		Estee Lauder Cos (Class A)	443,940
1,075	*,e	Herbalife Ltd	72,799
1,858	*	HRG Group, Inc	31,493
253		Inter Parfums, Inc	10,993
5,631		Kimberly-Clark Corp	679,437
160		Medifast, Inc	11,170
111		Natural Health Trends Corp	1,686
140		Nature’s Sunshine Products, Inc	1,617
804		Nu Skin Enterprises, Inc (Class A)	54,857
80		Oil-Dri Corp of America	3,320
108		Orchids Paper Products Co	1,383
40,963		Procter & Gamble Co	3,763,680
185	*,e	Revlon, Inc (Class A)	4,033
381		Spectrum Brands, Inc	42,824
180	*	USANA Health Sciences, Inc	13,329
215		WD-40 Co	25,370

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	6,997,725

INSURANCE - 4.2%
6,089		Aflac, Inc	534,492
232	*	Alleghany Corp	138,293
5,822		Allstate Corp	609,622
699	*	AMBAC Financial Group, Inc	11,170
1,557		American Equity Investment Life Holding Co	47,847
1,100		American Financial Group, Inc	119,394
14,373		American International Group, Inc	856,343
114		American National Insurance Co	14,620
299		Amerisafe, Inc	18,418
1,346	e	Amtrust Financial Services, Inc	13,554
3,969		Aon plc	531,846
2,016	*	Arch Capital Group Ltd	182,992
443		Argo Group International Holdings Ltd	27,311
2,914		Arthur J. Gallagher & Co	184,398
930		Aspen Insurance Holdings Ltd	37,758
856		Assurant, Inc	86,319
1,876		Assured Guaranty Ltd	63,540
1,698	*	Athene Holding Ltd	87,804
154	*	Atlas Financial Holdings, Inc	3,165
1,308		Axis Capital Holdings Ltd	65,740
144		Baldwin & Lyons, Inc (Class B)	3,449
30,780	*	Berkshire Hathaway, Inc (Class B)	6,101,212
99		Blue Capital Reinsurance Holdings Ltd	1,193
1,324	*	Brighthouse Financial, Inc	77,639
1,829		Brown & Brown, Inc	94,120
7,439		Chubb Ltd	1,087,061
2,548		Cincinnati Financial Corp	191,024

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

712	*,e	Citizens, Inc (Class A)	$5,233
426		CNA Financial Corp	22,599
2,753		Conseco, Inc	67,972
300		Crawford & Co (Class B)	2,886
143		Donegal Group, Inc (Class A)	2,474
264	*	eHealth, Inc	4,586
124		EMC Insurance Group, Inc	3,558
488		Employers Holdings, Inc	21,667
175	*	Enstar Group Ltd	35,131
389		Erie Indemnity Co (Class A)	47,396
642		Everest Re Group Ltd	142,049
150		FBL Financial Group, Inc (Class A)	10,447
201		Federated National Holding Co	3,331
1,680		First American Financial Corp	94,147
4,270		FNF Group	167,555
7,696	*	Genworth Financial, Inc (Class A)	23,935
104	*	Global Indemnity Ltd	4,370
463	*	Greenlight Capital Re Ltd (Class A)	9,306
198	*	Hallmark Financial Services	2,065
664		Hanover Insurance Group, Inc	71,765
5,901		Hartford Financial Services Group, Inc	332,108
121		HCI Group, Inc	3,618
161	*,e	Health Insurance Innovations, Inc	4,017
362		Heritage Insurance Holdings, Inc	6,523
637		Horace Mann Educators Corp	28,092
90		Independence Holding Co	2,470
166		Infinity Property & Casualty Corp	17,596
23		Investors Title Co	4,562
269		James River Group Holdings Ltd	10,763
614		Kemper Corp	42,305
123		Kingstone Cos, Inc	2,312
213		Kinsale Capital Group, Inc	9,585
3,506		Lincoln National Corp	269,506
4,460		Loews Corp	223,134
910		Maiden Holdings Ltd	6,006
224	*	Markel Corp	255,165
8,242		Marsh & McLennan Cos, Inc	670,816
2,003	*,e	MBIA, Inc	14,662
429		Mercury General Corp	22,926
14,378		Metlife, Inc	726,952
742		National General Holdings Corp	14,573
35		National Western Life Group, Inc	11,586
334		Navigators Group, Inc	16,266
158	*	NI Holdings, Inc	2,683
3,754		Old Republic International Corp	80,261
727		Primerica, Inc	73,827
4,321		Principal Financial Group	304,890
820		ProAssurance Corp	46,863
9,297		Progressive Corp	523,607
6,835		Prudential Financial, Inc	785,888
1,056		Reinsurance Group of America, Inc (Class A)	164,662
697		RenaissanceRe Holdings Ltd	87,536
600		RLI Corp	36,396

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

227		Safety Insurance Group, Inc	$18,251
874		Selective Insurance Group, Inc	51,304
243		State Auto Financial Corp	7,076
351		Stewart Information Services Corp	14,847
1,153	*	Third Point Reinsurance Ltd	16,891
1,805		Torchmark Corp	163,732
4,352		Travelers Cos, Inc	590,305
342	*	Trupanion, Inc	10,010
338		United Fire & Casualty Co	15,406
255		United Insurance Holdings Corp	4,399
503		Universal Insurance Holdings, Inc	13,757
3,600		UnumProvident Corp	197,604
1,400		Validus Holdings Ltd	65,688
1,489		W.R. Berkley Corp	106,687
68		White Mountains Insurance Group Ltd	57,887
2,005		Willis Towers Watson plc	302,133
3,992		XL Group Ltd	140,359

		TOTAL INSURANCE	18,511,288

MATERIALS - 3.4%
450		A. Schulman, Inc	16,762
324	e	Advanced Emissions Solutions, Inc	3,130
461	*	AdvanSix, Inc	19,394
332	*	AgroFresh Solutions, Inc	2,457
3,410		Air Products & Chemicals, Inc	559,513
6,324	*	AK Steel Holding Corp	35,794
1,726		Albemarle Corp	220,738
2,897	*	Alcoa Corp	156,061
1,671	*	Allegheny Technologies, Inc	40,338
429		American Vanguard Corp	8,430
136		Ampco-Pittsburgh Corp	1,686
959		Aptargroup, Inc	82,742
271		Ardagh Group S.A.	5,718
943		Ashland Global Holdings, Inc	67,142
1,387		Avery Dennison Corp	159,311
3,259	*	Axalta Coating Systems Ltd	105,461
485		Balchem Corp	39,091
5,623		Ball Corp	212,831
1,456		Bemis Co, Inc	69,582
2,023	*	Berry Plastics Group, Inc	118,689
597		Boise Cascade Co	23,820
953		Cabot Corp	58,695
789		Calgon Carbon Corp	16,806
723		Carpenter Technology Corp	36,866
2,181		Celanese Corp (Series A)	233,541
831	*	Century Aluminum Co	16,321
3,654		CF Industries Holdings, Inc	155,441
111		Chase Corp	13,375
2,890		Chemours Co	144,673
261	*	Clearwater Paper Corp	11,849
4,270	*	Cleveland-Cliffs, Inc	30,787
646	*	Codexis, Inc	5,394
2,861	*	Coeur Mining, Inc	21,457

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,801		Commercial Metals Co	$38,397
532	e	Compass Minerals International, Inc	38,437
116		Core Molding Technologies, Inc	2,517
2,049	*	Crown Holdings, Inc	115,256
163		Deltic Timber Corp	14,923
976		Domtar Corp	48,332
37,225		DowDuPont, Inc	2,651,165
735		Eagle Materials, Inc	83,275
2,397		Eastman Chemical Co	222,058
4,129		Ecolab, Inc	554,029
1,255	*	Ferro Corp	29,605
1,000	*,m	Ferroglobe plc	0
835	*	Flotek Industries, Inc	3,891
2,122		FMC Corp	200,869
21,901	*	Freeport-McMoRan Copper & Gold, Inc (Class B)	415,243
400		FutureFuel Corp	5,636
1,119	*	GCP Applied Technologies, Inc	35,696
816		Gold Resource Corp	3,590
4,828		Graphic Packaging Holding Co	74,593
87		Greif, Inc	6,033
395		Greif, Inc (Class A)	23,929
784		H.B. Fuller Co	42,234
142		Hawkins, Inc	4,998
193		Haynes International, Inc	6,186
6,116		Hecla Mining Co	24,281
3,115		Huntsman Corp	103,698
658	*	Ingevity Corp	46,369
294		Innophos Holdings, Inc	13,739
373		Innospec, Inc	26,334
1,246		International Flavors & Fragrances, Inc	190,152
6,447		International Paper Co	373,539
1,493	*,e	Intrepid Potash, Inc	7,107
261		Kaiser Aluminum Corp	27,888
1,754		Kapstone Paper and Packaging Corp	39,798
8,793	*	Klondex Mines Ltd	22,950
139		KMG Chemicals, Inc	9,185
315	*	Koppers Holdings, Inc	16,033
468	*	Kraton Polymers LLC	22,544
357		Kronos Worldwide, Inc	9,200
2,555	*	Louisiana-Pacific Corp	67,094
406	*	LSB Industries, Inc	3,557
5,177		LyondellBasell Industries AF S.C.A	571,127
982		Martin Marietta Materials, Inc	217,061
300		Materion Corp	14,580
541		Minerals Technologies, Inc	37,248
6,963		Monsanto Co	813,139
5,507		Mosaic Co	141,310
371		Myers Industries, Inc	7,234
257		Neenah Paper, Inc	23,297
116		NewMarket Corp	46,097
8,626		Newmont Mining Corp	323,648
4,936		Nucor Corp	313,831
2,530		Olin Corp	90,017

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

163		Olympic Steel, Inc	$3,503
694	*	Omnova Solutions, Inc	6,940
2,868	*	Owens-Illinois, Inc	63,584
1,455		Packaging Corp of America	175,400
658		PH Glatfelter Co	14,108
3,394	*	Platform Specialty Products Corp	33,668
1,269		PolyOne Corp	55,201
4,122		PPG Industries, Inc	481,532
462	*	PQ Group Holdings, Inc	7,600
4,610		Praxair, Inc	713,075
201		Quaker Chemical Corp	30,309
657		Rayonier Advanced Materials, Inc	13,436
1,105		Reliance Steel & Aluminum Co	94,798
1,197		Royal Gold, Inc	98,298
2,208		RPM International, Inc	115,743
272	*	Ryerson Holding Corp	2,829
421		Schnitzer Steel Industries, Inc (Class A)	14,103
438		Schweitzer-Mauduit International, Inc	19,868
716		Scotts Miracle-Gro Co (Class A)	76,605
3,196		Sealed Air Corp	157,563
694		Sensient Technologies Corp	50,766
1,308		Sherwin-Williams Co	536,332
1,161		Silgan Holdings, Inc	34,122
1,720		Sonoco Products Co	91,401
1,302		Southern Copper Corp (NY)	61,780
3,643		Steel Dynamics, Inc	157,123
302		Stepan Co	23,849
1,997	*	Summit Materials, Inc	62,772
1,010	*	SunCoke Energy, Inc	12,110
4,844		Tahoe Resources, Inc	23,203
717	*	TimkenSteel Corp	10,891
322	*	Trecora Resources	4,347
394		Tredegar Corp	7,565
662		Trinseo S.A.	48,061
1,458		Tronox Ltd	29,904
97	*	UFP Technologies, Inc	2,697
30		United States Lime & Minerals, Inc	2,313
2,704		United States Steel Corp	95,154
238	*,e	US Concrete, Inc	19,909
592		Valhi, Inc	3,653
3,141		Valvoline, Inc	78,713
493	*	Verso Corp	8,662
2,053		Vulcan Materials Co	263,544
897	e	Warrior Met Coal, Inc	22,560
559		Westlake Chemical Corp	59,550
3,880		WestRock Co	245,255
702		Worthington Industries, Inc	30,930
1,067		WR Grace and Co	74,829

		TOTAL MATERIALS	15,157,002

MEDIA - 2.6%
855	e	AMC Entertainment Holdings, Inc	12,910
838	*	AMC Networks, Inc	45,319

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

76		Beasley Broadcasting Group, Inc	$1,018
72		Cable One, Inc	50,641
5,327		CBS Corp (Class B)	314,293
1,847	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	8,589
2,944	*	Charter Communications, Inc	989,066
1,638		Cinemark Holdings, Inc	57,035
566		Clear Channel Outdoor Holdings, Inc (Class A)	2,604
74,255		Comcast Corp (Class A)	2,973,913
17	*,e	Daily Journal Corp	3,914
2,314	*,e	Discovery Communications, Inc (Class A)	51,787
3,280	*	Discovery Communications, Inc (Class C)	69,438
3,453	*	DISH Network Corp (Class A)	164,881
235		Emerald Expositions Events, Inc	4,780
2,009		Entercom Communications Corp (Class A)	21,697
1,005		Entravision Communications Corp (Class A)	7,186
454	*,e	Eros International plc	4,381
916	*	EW Scripps Co (Class A)	14,317
1,767		Gannett Co, Inc	20,480
966	*	Gray Television, Inc	16,180
248	*	Hemisphere Media Group, Inc	2,864
902	*	Imax Corp	20,881
6,575		Interpublic Group of Cos, Inc	132,552
693		John Wiley & Sons, Inc (Class A)	45,565
170	*	Liberty Braves Group (Class A)	3,748
525	*	Liberty Braves Group (Class C)	11,665
392	*	Liberty Broadband Corp (Class A)	33,340
1,723	*	Liberty Broadband Corp (Class C)	146,731
398	*	Liberty Media Group (Class A)	13,023
2,971	*	Liberty Media Group (Class C)	101,489
1,395	*	Liberty SiriusXM Group (Class A)	55,326
2,800	*	Liberty SiriusXM Group (Class C)	111,048
786	*	Lions Gate Entertainment Corp (Class A)	26,575
1,548	*	Lions Gate Entertainment Corp (Class B)	49,134
2,254	*	Live Nation, Inc	95,953
200	*	Loral Space & Communications, Inc	8,810
289	*	Madison Square Garden Co	60,936
884	*	MDC Partners, Inc	8,619
597		Meredith Corp	39,432
934	*	MSG Networks, Inc	18,914
970		National CineMedia, Inc	6,654
804		New Media Investment Group, Inc	13,491
1,938		New York Times Co (Class A)	35,853
5,954		News Corp	96,514
1,884		News Corp (Class B)	31,274
706		Nexstar Broadcasting Group, Inc (Class A)	55,209
3,754		Omnicom Group, Inc	273,404
444	*	Reading International, Inc	7,415
1,716		Regal Entertainment Group (Class A)	39,485
32	*,m	Rovi Guides, Inc	129
51		Saga Communications, Inc	2,063
165		Salem Communications	743
438		Scholastic Corp	17,568
1,334		Scripps Networks Interactive (Class A)	113,897

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,071	e	Sinclair Broadcast Group, Inc (Class A)	$40,537
23,066	e	Sirius XM Holdings, Inc	123,634
3,394		TEGNA, Inc	47,788
12,327		Time Warner, Inc	1,127,551
1,567		Time, Inc	28,911
99	*	Townsquare Media, Inc	760
1,130		Tribune Co	47,991
414	*	tronc, Inc	7,282
16,709		Twenty-First Century Fox, Inc	576,962
6,929		Twenty-First Century Fox, Inc (Class B)	236,417
150		Viacom, Inc	5,235
5,848		Viacom, Inc (Class B)	180,177
24,699		Walt Disney Co	2,655,389
341	*	WideOpenWest, Inc	3,604
583		World Wrestling Entertainment, Inc (Class A)	17,828

		TOTAL MEDIA	11,614,799

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
25,401		AbbVie, Inc	2,456,531
404	*,e	Abeona Therapeutics, Inc	6,403
1,514	*	Acadia Pharmaceuticals, Inc	45,587
406	*,e	Accelerate Diagnostics, Inc	10,637
492	*	Acceleron Pharma, Inc	20,880
459	*,e	Achaogen, Inc	4,930
1,810	*	Achillion Pharmaceuticals, Inc	5,213
319	*	Aclaris Therapeutics, Inc	7,867
662	*	Acorda Therapeutics, Inc	14,200
265	*,e	Adamas Pharmaceuticals, Inc	8,981
638	*,e	Aduro Biotech, Inc	4,785
525	*,e	Advaxis, Inc	1,491
481	*	Aerie Pharmaceuticals, Inc	28,740
1,104	*,e	Agenus, Inc	3,599
5,213		Agilent Technologies, Inc	349,115
653	*	Agios Pharmaceuticals, Inc	37,332
554	*	Aimmune Therapeutics, Inc	20,952
239	*,e	Akcea Therapeutics, Inc	4,149
576	*	Akebia Therapeutics, Inc	8,565
1,391	*	Akorn, Inc	44,832
1,583	*	Alder Biopharmaceuticals, Inc	18,125
3,495	*	Alexion Pharmaceuticals, Inc	417,967
2,380	*	Alkermes plc	130,257
5,367		Allergan plc	877,934
1,395	*	Alnylam Pharmaceuticals, Inc	177,235
533	*	AMAG Pharmaceuticals, Inc	7,062
11,721		Amgen, Inc	2,038,282
2,936	*	Amicus Therapeutics, Inc	42,249
552	*	Amphastar Pharmaceuticals, Inc	10,620
402	*	AnaptysBio, Inc	40,489
587	*,e	Anavex Life Sciences Corp	1,890
121	*	ANI Pharmaceuticals, Inc	7,798
626	*	Aratana Therapeutics, Inc	3,293
3,075	*	Ardelyx, Inc	20,295
502	*	Arena Pharmaceuticals, Inc	17,053

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,784	*	Array Biopharma, Inc	$35,635
216	*	Assembly Biosciences, Inc	9,774
3,928	*,e	Asterias Biotherapeutics, Inc	8,838
361	*,e	Atara Biotherapeutics, Inc	6,534
1,583	*,e	Athersys, Inc	2,865
231	*	Audentes Therapeutics, Inc	7,219
430	*	Avexis, Inc	47,588
454	*	Axovant Sciences Ltd	2,393
419	*,e	Bellicum Pharmaceuticals, Inc	3,524
1,257	*	BioCryst Pharmaceuticals, Inc	6,172
3,383	*	Biogen Idec, Inc	1,077,722
155	*	Biohaven Pharmaceutical Holding Co Ltd	4,182
2,842	*	BioMarin Pharmaceutical, Inc	253,421
327	*	Bio-Rad Laboratories, Inc (Class A)	78,045
89	*	Biospecifics Technologies Corp	3,856
578		Bio-Techne Corp	74,880
1,211	*	BioTime, Inc	2,604
1,696	*	Bioverativ, Inc	91,448
740	*	Bluebird Bio, Inc	131,794
607	*	Blueprint Medicines Corp	45,774
26,389		Bristol-Myers Squibb Co	1,617,118
1,641		Bruker BioSciences Corp	56,319
470	*	Calithera Biosciences, Inc	3,925
127	*,e	Calyxt, Inc	2,798
504	*	Cambrex Corp	24,192
425	*,e	Cara Therapeutics Inc	5,202
567	*	Cascadian Therapeutics, Inc	2,098
1,934	*	Catalent, Inc	79,449
1,095	*	Catalyst Pharmaceuticals, Inc	4,281
12,403	*	Celgene Corp	1,294,377
1,954	*	Celldex Therapeutics, Inc	5,549
728	*	Charles River Laboratories International, Inc	79,680
402	*	ChemoCentryx, Inc	2,392
913	*	Chimerix, Inc	4,227
315	*	Clearside Biomedical, Inc	2,205
747	*	Clovis Oncology, Inc	50,796
601	*	Coherus Biosciences, Inc	5,289
351	*,e	Collegium Pharmaceutical, Inc	6,479
271	*	Concert Pharmaceuticals Inc	7,011
402	*,e	Conatus Pharmaceuticals, Inc	1,857
708	*	Corbus Pharmaceuticals Holdings, Inc	5,027
1,401	*,e	Corcept Therapeutics, Inc	25,302
1,659	*	Corium International, Inc	15,943
145	*,e	Corvus Pharmaceuticals, Inc	1,502
1,644	*	Curis, Inc	1,151
639	*	Cytokinetics, Inc	5,208
459	*	CytomX Therapeutics, Inc	9,689
928	*	Depomed, Inc	7,470
587	*	Dermira, Inc	16,324
80	*,e	Dova Pharmaceuticals, Inc	2,304
2,198	*	Durect Corp	2,026
1,585	*,e	Dynavax Technologies Corp	29,640
122	*,e	Eagle Pharmaceuticals, Inc	6,517

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

312	*,e	Edge Therapeutics, Inc	$2,923
524	*,e	Editas Medicine, Inc	16,103
15,565		Eli Lilly & Co	1,314,620
516	*	Emergent Biosolutions, Inc	23,979
232	*	Enanta Pharmaceuticals, Inc	13,614
3,476	*	Endo International plc	26,939
623	*	Enzo Biochem, Inc	5,077
620	*	Epizyme, Inc	7,781
230	*	Esperion Thereapeutics, Inc	15,143
1,923	*	Exact Sciences Corp	101,034
4,510	*	Exelixis, Inc	137,104
531	*	Fate Therapeutics, Inc	3,244
919	*	FibroGen, Inc	43,561
428	*	Five Prime Therapeutics, Inc	9,382
438	*,e	Flexion Therapeutics Inc	10,968
2,927	*	Fluidigm Corp	17,240
519	*,e	Fortress Biotech, Inc	2,071
227	*,e	Foundation Medicine, Inc	15,481
123	*	G1 Therapeutics, Inc	2,440
445	*,e	Genocea Biosciences Inc	516
303	*	Genomic Health, Inc	10,363
2,277	*,e	Geron Corp	4,099
20,699		Gilead Sciences, Inc	1,482,876
570	*	Global Blood Therapeutics, Inc	22,430
1,685	*	Halozyme Therapeutics, Inc	34,138
697	*	Heron Therapeutics, Inc	12,616
2,514	*	Horizon Pharma plc	36,704
9,358	*,e	Idera Pharmaceuticals, Inc	19,745
1,687	*	Ignyta, Inc	45,043
2,341	*	Illumina, Inc	511,485
4,241	*	Immune Design Corp	16,540
1,327	*	Immunogen, Inc	8,506
1,579	*,e	Immunomedics, Inc	25,517
1,124	*	Impax Laboratories, Inc	18,715
839	*	INC Research Holdings, Inc	36,580
2,712	*	Incyte Corp	256,854
1,186	*	Innoviva, Inc	16,829
1,045	*,e	Inovio Pharmaceuticals, Inc	4,316
1,335	*	Insmed, Inc	41,625
340	*,e	Insys Therapeutics, Inc	3,271
232	*,e	Intellia Therapeutics, Inc	4,459
279	*,e	Intercept Pharmaceuticals, Inc	16,299
388	*	Intersect ENT, Inc	12,571
527	*	Intra-Cellular Therapies, Inc	7,631
861	*,e	Intrexon Corp	9,919
587	*,e	Invitae Corp	5,330
1,935	*	Ionis Pharmaceuticals, Inc	97,331
846	*	Iovance Biotherapeutics, Inc	6,768
2,544	*	IQVIA Holdings, Inc	249,058
2,083	*	Ironwood Pharmaceuticals, Inc	31,224
43,146		Johnson & Johnson	6,028,359
97	*,e	Jounce Therapeutics, Inc	1,237
1,335	*	Juno Therapeutics, Inc	61,023

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

127	*,e	Kala Pharmaceuticals, Inc	$2,348
499	*	Karyopharm Therapeutics, Inc	4,790
1,346	*,e	Keryx Biopharmaceuticals, Inc	6,259
337	*	Kindred Biosciences Inc	3,185
217	*,e	Kura Oncology, Inc	3,320
268	*,e	La Jolla Pharmaceutical Co	8,624
429	*,e	Lannett Co, Inc	9,953
657	*,e	Lexicon Pharmaceuticals, Inc	6,491
305	*,e	Ligand Pharmaceuticals, Inc (Class B)	41,764
429	*	Loxo Oncology, Inc	36,113
628		Luminex Corp	12,372
515	*	MacroGenics, Inc	9,785
60	*	Madrigal Pharmaceuticals, Inc	5,507
1,553	*	Mallinckrodt plc	35,036
873	*	Matinas BioPharma Holdings, Inc	1,013
1,076	*,e	Medicines Co	29,418
458	*	MediciNova, Inc	2,963
111	*	Medpace Holdings, Inc	4,025
128	*	Melinta Therapeutics, Inc	2,022
187	e	Merrimack Pharmaceuticals, Inc	1,917
396	*	Mettler-Toledo International, Inc	245,330
1,570	*,e	MiMedx Group, Inc	19,798
408	*	Minerva Neurosciences, Inc	2,468
216	*	Miragen Therapeutics, Inc	2,253
1,150	*	Momenta Pharmaceuticals, Inc	16,043
8,545	*	Mylan NV	361,539
257	*	MyoKardia, Inc	10,820
1,032	*	Myriad Genetics, Inc	35,444
276	*	NanoString Technologies, Inc	2,062
484	*,e	NantKwest, Inc	2,173
482	*	Natera, Inc	4,333
2,309	*	Nektar Therapeutics	137,893
820	*,e	NeoGenomics, Inc	7,265
297	*,e	Neos Therapeutics, Inc	3,029
1,369	*	Neurocrine Biosciences, Inc	106,221
298	*,e	NewLink Genetics Corp	2,417
4,132	*	Novavax, Inc	5,124
236	*	Novelion Therapeutics, Inc	736
416	*,e	Nymox Pharmaceutical Corp	1,373
362	*	Ocular Therapeutix, Inc	1,611
652	*,e	Omeros Corp	12,668
5,196	*,e	Opko Health, Inc	25,460
1,615	*,e	Organovo Holdings, Inc	2,164
444	*	Otonomy, Inc	2,464
93	*,e	Ovid therapeutics, Inc	918
1,315	*	Pacific Biosciences of California, Inc	3,472
609	*	Pacira Pharmaceuticals, Inc	27,801
374	*	Paratek Pharmaceuticals, Inc	6,695
2,346	*	PDL BioPharma, Inc	6,428
1,714		PerkinElmer, Inc	125,328
2,143		Perrigo Co plc	186,784
94,681		Pfizer, Inc	3,429,346
293		Phibro Animal Health Corp	9,816

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

529	*	Pieris Pharmaceuticals, Inc	$3,994
771	*	Portola Pharmaceuticals, Inc	37,532
771	*	PRA Health Sciences, Inc	70,215
817	*	Prestige Brands Holdings, Inc	36,283
1,110	*	Progenics Pharmaceuticals, Inc	6,605
135	*	Protagonist Therapeutics, Inc	2,808
594	*,e	Prothena Corp plc	22,269
543	*	PTC Therapeutics, Inc	9,057
453	*	Puma Biotechnology, Inc	44,779
3,585	*	QIAGEN NV	110,884
177	*	Ra Pharmaceuticals, Inc	1,505
582	*,e	Radius Health, Inc	18,490
137	*,e	Reata Pharmaceuticals, Inc	3,880
183	*	Recro Pharma, Inc	1,693
1,247	*	Regeneron Pharmaceuticals, Inc	468,822
425	*	REGENXBIO, Inc	14,131
526	*	Repligen Corp	19,083
594	*	Retrophin, Inc	12,516
352	*	Revance Therapeutics, Inc	12,584
1,863	*	Rigel Pharmaceuticals, Inc	7,228
632	*	Sage Therapeutics, Inc	104,097
1,935	*	Sangamo Biosciences, Inc	31,734
1,019	*	Sarepta Therapeutics, Inc	56,697
43,667	*	Schering-Plough Corp	2,457,142
1,513	*	Seattle Genetics, Inc	80,946
190	*	Selecta Biosciences, Inc	1,864
309	*,e	Seres Therapeutics, Inc	3,133
483	*	Spark Therapeutics, Inc	24,836
1,209	*	Spectrum Pharmaceuticals, Inc	22,911
334	*	Stemline Therapeutics, Inc	5,210
323	*,e	Strongbridge Biopharma plc	2,342
357	*	Sucampo Pharmaceuticals, Inc (Class A)	6,408
725	*	Supernus Pharmaceuticals, Inc	28,891
152	*	Syndax Pharmaceuticals, Inc	1,332
3,537	*,e	Synergy Pharmaceuticals, Inc	7,888
204	*,e	Syros Pharmaceuticals, Inc	1,985
648	*,e	Teligent, Inc	2,352
579	*,e	TESARO, Inc	47,982
573	*	Tetraphase Pharmaceuticals, Inc	3,610
748	*,e	TG Therapeutics, Inc	6,134
2,459	*,e	TherapeuticsMD, Inc	14,852
661	*,e	Theravance Biopharma, Inc	18,435
6,390		Thermo Fisher Scientific, Inc	1,213,333
133	*,e	Tocagen, Inc	1,363
6,692	*	Trevena, Inc	10,707
618	*	Ultragenyx Pharmaceutical, Inc	28,663
696	*	United Therapeutics Corp	102,973
677	*	Vanda Pharmaceuticals, Inc	10,290
374	*	VBI Vaccines, Inc	1,597
353	*	Veracyte, Inc	2,305
516	*	Versartis, Inc	1,135
4,021	*	Vertex Pharmaceuticals, Inc	602,587
1,261	*,e	Voyager Therapeutics, Inc	20,933

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

308	*,e	vTv Therapeutics, Inc	$1,851
1,191	*	Waters Corp	230,089
192	*,e	WaVe Life Sciences Pte Ltd	6,739
233	*,e	XBiotech, Inc	918
584	*	Xencor Inc	12,801
2,053	*,e	ZIOPHARM Oncology, Inc	8,499
7,866		Zoetis, Inc	566,667
629	*	Zogenix, Inc	25,191
172	*,e	Zynerba Pharmaceuticals, Inc	2,153

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	34,801,748

REAL ESTATE - 3.8%
1,300		Acadia Realty Trust	35,568
353		Agree Realty Corp	18,158
719		Alexander & Baldwin, Inc	19,945
57		Alexander’s, Inc	22,563
1,449		Alexandria Real Estate Equities, Inc	189,225
196	*,e	Altisource Portfolio Solutions S.A.	5,488
766		Altisource Residential Corp	9,085
714		American Assets Trust,Inc	27,303
2,096		American Campus Communities, Inc	85,999
3,546		American Homes 4 Rent	77,445
6,725		American Tower Corp	959,456
2,440		Apartment Investment & Management Co (Class A)	106,652
3,292		Apple Hospitality REIT, Inc	64,556
694		Armada Hoffler Properties, Inc	10,778
403		Ashford Hospitality Prime, Inc	3,921
1,645		Ashford Hospitality Trust, Inc	11,071
179	*	AV Homes, Inc	2,980
2,157		AvalonBay Communities, Inc	384,830
364		Bluerock Residential Growth REIT, Inc	3,680
2,402		Boston Properties, Inc	312,332
2,649		Brandywine Realty Trust	48,185
4,778		Brixmor Property Group, Inc	89,157
1,459		Camden Property Trust	134,316
1,679		CareTrust REIT, Inc	28,140
568		CatchMark Timber Trust Inc	7,458
2,597		CBL & Associates Properties, Inc	14,699
4,591	*	CBRE Group, Inc	198,836
1,224		Cedar Realty Trust, Inc	7,442
572		Chatham Lodging Trust	13,019
909		Chesapeake Lodging Trust	24,625
471		City Office REIT, Inc	6,128
226		Clipper Realty, Inc	2,258
8,422		Colony NorthStar, Inc	96,095
1,903		Columbia Property Trust, Inc	43,674
199		Community Healthcare Trust, Inc	5,592
74		Consolidated-Tomoka Land Co	4,699
1,864		CoreCivic, Inc	41,940
185		CorEnergy Infrastructure Trust, Inc	7,067
582		Coresite Realty	66,290
1,557		Corporate Office Properties Trust	45,464
6,513		Cousins Properties, Inc	60,245

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,487		Crown Castle International Corp	$720,122
3,228		CubeSmart	93,354
1,354		CyrusOne, Inc	80,604
1,441		DCT Industrial Trust, Inc	84,702
4,843		DDR Corp	43,393
3,453		DiamondRock Hospitality Co	38,984
3,222		Digital Realty Trust, Inc	366,986
2,632		Douglas Emmett, Inc	108,070
5,730		Duke Realty Corp	155,913
587		Easterly Government Properties, Inc	12,527
515		EastGroup Properties, Inc	45,516
1,148		Education Realty Trust, Inc	40,088
2,070		Empire State Realty Trust, Inc	42,497
976		Entertainment Properties Trust	63,889
1,235		Equinix, Inc	559,727
2,199	*	Equity Commonwealth	67,091
1,360		Equity Lifestyle Properties, Inc	121,067
5,589		Equity Residential	356,411
1,023		Essex Property Trust, Inc	246,921
1,905		Extra Space Storage, Inc	166,592
482		Farmland Partners, Inc	4,184
1,127		Federal Realty Investment Trust	149,677
1,811		First Industrial Realty Trust, Inc	56,992
4,008		Forest City Realty Trust, Inc	96,593
651	*,e	Forestar Group, Inc	14,322
1,235		Four Corners Property Trust, Inc	31,739
1,621		Franklin Street Properties Corp	17,410
102	*	FRP Holdings, Inc	4,513
3,155		Gaming and Leisure Properties, Inc	116,735
1,959		Geo Group, Inc	46,232
763		Getty Realty Corp	20,723
9,650		GGP, Inc	225,713
475		Gladstone Commercial Corp	10,003
244		Global Medical REIT, Inc	2,001
1,165		Global Net Lease, Inc	23,976
1,628		Government Properties Income Trust	30,183
2,256		Gramercy Property Trust	60,145
7,353		HCP, Inc	191,766
1,899		Healthcare Realty Trust, Inc	60,996
3,069		Healthcare Trust of America, Inc	92,193
697		Hersha Hospitality Trust	12,128
578		HFF, Inc (Class A)	28,114
1,490		Highwoods Properties, Inc	75,856
2,629		Hospitality Properties Trust	78,476
11,436		Host Marriott Corp	227,005
579	*	Howard Hughes Corp	76,005
2,438		Hudson Pacific Properties	83,501
1,062		Independence Realty Trust, Inc	10,716
1,924		Investors Real Estate Trust	10,928
4,609		Invitation Homes, Inc	108,634
4,103		Iron Mountain, Inc	154,806
1,070	*	iStar Financial, Inc	12,091
1,334		JBG SMITH Properties	46,330

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

145		Jernigan Capital, Inc	$2,756
704		Jones Lang LaSalle, Inc	104,847
2,137		Kennedy-Wilson Holdings, Inc	37,077
1,527		Kilroy Realty Corp	113,991
6,452		Kimco Realty Corp	117,104
1,264		Kite Realty Group Trust	24,774
1,299		Lamar Advertising Co	96,438
2,093		LaSalle Hotel Properties	58,751
3,541		Lexington Realty Trust	34,171
2,305		Liberty Property Trust	99,138
715		Life Storage, Inc	63,685
612		LTC Properties, Inc	26,653
2,145		Macerich Co	140,884
1,437		Mack-Cali Realty Corp	30,982
406	*	Marcus & Millichap, Inc	13,240
1,074	*	Maui Land & Pineapple Co, Inc	18,580
453		MedEquities Realty Trust, Inc	5,083
6,177		Medical Properties Trust, Inc	85,119
1,844		Mid-America Apartment Communities, Inc	185,433
1,089		Monmouth Real Estate Investment Corp (Class A)	19,384
700		National Health Investors, Inc	52,766
2,378		National Retail Properties, Inc	102,563
730		National Storage Affiliates Trust	19,900
1,266		New Senior Investment Group, Inc	9,571
280		NexPoint Residential Trust, Inc	7,823
892		NorthStar Realty Europe Corp	11,980
2,933		Omega Healthcare Investors, Inc	80,775
251		One Liberty Properties, Inc	6,506
2,153		Outfront Media, Inc	49,950
3,099		Paramount Group, Inc	49,119
2,363		Park Hotels & Resorts, Inc	67,936
1,101		Pebblebrook Hotel Trust	40,924
1,134		Pennsylvania REIT	13,483
2,932		Physicians Realty Trust	52,747
2,219		Piedmont Office Realty Trust, Inc	43,515
651		Potlatch Corp	32,485
1,193		Preferred Apartment Communities, Inc	24,158
8,433		Prologis, Inc	544,013
358		PS Business Parks, Inc	44,782
2,366		Public Storage, Inc	494,494
754		QTS Realty Trust, Inc	40,837
1,587	*	Quality Care Properties, Inc	21,916
1,201		Ramco-Gershenson Properties	17,691
2,010		Rayonier, Inc	63,576
349		Re/Max Holdings, Inc	16,926
2,208		Realogy Holdings Corp	58,512
4,275		Realty Income Corp	243,760
155	*,e	Redfin Corp	4,855
2,330		Regency Centers Corp	161,189
1,675		Retail Opportunities Investment Corp	33,416
3,851		Retail Properties of America, Inc	51,757
1,360		Rexford Industrial Realty, Inc	39,658
2,670		RLJ Lodging Trust	58,660

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

148		RMR Group, Inc	$8,776
778		Ryman Hospitality Properties	53,698
2,917		Sabra Healthcare REIT, Inc	54,752
172		Safety Income and Growth, Inc	3,027
177		Saul Centers, Inc	10,930
1,987	*	SBA Communications Corp	324,596
968		Select Income REIT	24,326
3,633		Senior Housing Properties Trust	69,572
458		Seritage Growth Properties	18,531
4,963		Simon Property Group, Inc	852,346
1,551		SL Green Realty Corp	156,542
7,580		Spirit Realty Capital, Inc	65,036
831	*	St. Joe Co	15,000
1,388		STAG Industrial, Inc	37,934
2,666		STORE Capital Corp	69,423
93		Stratus Properties, Inc	2,762
2,137		Summit Hotel Properties, Inc	32,547
1,222		Sun Communities, Inc	113,377
3,681		Sunstone Hotel Investors, Inc	60,847
1,459		Tanger Factory Outlet Centers, Inc	38,678
931		Taubman Centers, Inc	60,915
268	*	Tejon Ranch Co	5,564
1,034		Terreno Realty Corp	36,252
721		Tier REIT, Inc	14,701
30	*	Transcontinental Realty Investors, Inc	940
568	*	Trinity Place Holdings, Inc	3,948
4,118		UDR, Inc	158,625
435		UMH Properties, Inc	6,481
2,586		Uniti Group, Inc	46,005
198		Universal Health Realty Income Trust	14,872
1,414		Urban Edge Properties	36,043
465		Urstadt Biddle Properties, Inc (Class A)	10,109
5,691		Ventas, Inc	341,517
15,295		VEREIT, Inc	119,148
2,668		Vornado Realty Trust	208,584
3,960		Washington Prime Group, Inc	28,195
1,207		Washington REIT	37,562
1,872		Weingarten Realty Investors	61,533
5,855		Welltower, Inc	373,373
11,653		Weyerhaeuser Co	410,885
550		Whitestone REIT	7,925
1,596		WP Carey, Inc	109,964
1,682		Xenia Hotels & Resorts, Inc	36,314

		TOTAL REAL ESTATE	16,873,992

RETAILING - 5.1%
426	*	1-800-FLOWERS.COM, Inc (Class A)	4,558
999		Aaron’s, Inc	39,810
1,074		Abercrombie & Fitch Co (Class A)	18,720
1,104		Advance Auto Parts, Inc	110,058
6,357	*	Amazon.com, Inc	7,434,321
2,547		American Eagle Outfitters, Inc	47,884
122	*	America’s Car-Mart, Inc	5,447

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

305	*	Asbury Automotive Group, Inc	$19,520
88	*,e	At Home Group, Inc	2,674
1,001	*,e	Autonation, Inc	51,381
456	*	AutoZone, Inc	324,385
603	*	Barnes & Noble Education, Inc	4,969
965		Barnes & Noble, Inc	6,465
2,179		Bed Bath & Beyond, Inc	47,916
4,134		Best Buy Co, Inc	283,055
334	e	Big 5 Sporting Goods Corp	2,538
744		Big Lots, Inc	41,776
193	*	Boot Barn Holdings, Inc	3,206
1,038	e	Buckle, Inc	24,653
165	*	Build-A-Bear Workshop, Inc	1,518
1,083	*	Burlington Stores, Inc	133,241
639		Caleres, Inc	21,394
440		Camping World Holdings, Inc	19,681
2,903	*	Carmax, Inc	186,169
230	*	Carvana Co	4,398
368		Cato Corp (Class A)	5,859
2,056		Chico’s FAS, Inc	18,134
288		Children’s Place Retail Stores, Inc	41,861
243		Citi Trends, Inc	6,430
291	*	Conn’s, Inc	10,345
231	*,e	Container Store Group, Inc	1,095
684		Core-Mark Holding Co, Inc	21,601
1,351		Dick’s Sporting Goods, Inc	38,828
236	e	Dillard’s, Inc (Class A)	14,172
4,311		Dollar General Corp	400,966
3,666	*	Dollar Tree, Inc	393,398
1,032		DSW, Inc (Class A)	22,095
144	*,e	Duluth Holdings, Inc	2,570
1,964		Expedia, Inc	235,228
1,208	*	Express Parent LLC	12,261
608		Finish Line, Inc (Class A)	8,834
839	*	Five Below, Inc	55,642
427	*	Floor & Decor Holdings, Inc	20,786
2,044		Foot Locker, Inc	95,823
616	*	Francesca’s Holdings Corp	4,503
254	*	FTD Cos, Inc	1,826
142	*	Gaia, Inc	1,761
1,573	e	GameStop Corp (Class A)	28,235
3,661		Gap, Inc	124,694
313	*	Genesco, Inc	10,173
2,250		Genuine Parts Co	213,773
1,054	*,e	GNC Holdings, Inc	3,889
324		Group 1 Automotive, Inc	22,994
5,389	*	Groupon, Inc	27,484
904		Guess?, Inc	15,260
286		Haverty Furniture Cos, Inc	6,478
323	*	Hibbett Sports, Inc	6,589
18,867		Home Depot, Inc	3,575,862
475		HSN, Inc	19,166
185	*,e	J. Jill, Inc	1,443

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,812	*,e	JC Penney Co, Inc	$21,526
247	*	Kirkland’s, Inc	2,955
2,690		Kohl’s Corp	145,879
3,738		L Brands, Inc	225,102
221	*	Lands’ End, Inc	4,321
837	*	Liberty Expedia Holdings, Inc	37,104
6,458	*	Liberty Interactive Corp	157,704
1,108	*	Liberty TripAdvisor Holdings, Inc	10,443
1,244	*	Liberty Ventures	67,475
367		Lithia Motors, Inc (Class A)	41,688
4,825	*	LKQ Corp	196,233
13,526		Lowe’s Companies, Inc	1,257,106
442	*,e	Lumber Liquidators, Inc	13,874
4,746		Macy’s, Inc	119,552
389	*	MarineMax, Inc	7,352
1,815	*	Michaels Cos, Inc	43,905
452		Monro Muffler, Inc	25,741
539	*	Murphy USA, Inc	43,314
290	*	National Vision Holdings, Inc	11,777
6,567	*	NetFlix, Inc	1,260,601
1,826		Nordstrom, Inc	86,516
463		Nutri/System, Inc	24,354
7,986		Office Depot, Inc	28,270
750	*	Ollie’s Bargain Outlet Holdings, Inc	39,938
1,400	*	O’Reilly Automotive, Inc	336,756
263	*,e	Overstock.com, Inc	16,806
419	*,e	Party City Holdco, Inc	5,845
554		Penske Auto Group, Inc	26,509
306		PetMed Express, Inc	13,923
1,303		Pier 1 Imports, Inc	5,394
780	*	Priceline.com, Inc	1,355,437
699	e	Rent-A-Center, Inc	7,759
337	*,e	RH	29,053
6,169		Ross Stores, Inc	495,062
2,233	*	Sally Beauty Holdings, Inc	41,891
203		Shoe Carnival, Inc	5,430
526	*	Shutterfly, Inc	26,169
1,085	e	Signet Jewelers Ltd	61,357
660	*	Sleep Number Corp	24,809
809		Sonic Automotive, Inc (Class A)	14,926
571	*,e	Sportsman’s Warehouse Holdings, Inc	3,774
856		Tailored Brands, Inc	18,686
8,828		Target Corp	576,027
1,689		Tiffany & Co	175,572
528		Tile Shop Holdings, Inc	5,069
297		Tilly’s, Inc	4,384
10,272		TJX Companies, Inc	785,397
2,087		Tractor Supply Co	156,003
1,758	*	TripAdvisor, Inc	60,581
929	*	Ulta Beauty, Inc	207,780
1,403	*	Urban Outfitters, Inc	49,189
409	*	Vitamin Shoppe, Inc	1,800
600	*	Wayfair, Inc	48,162

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,350	e	Williams-Sonoma, Inc	$69,795
37		Winmark Corp	4,788
314	*	Zumiez, Inc	6,539

		TOTAL RETAILING	22,823,197

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
289	*,e	Acacia Communications, Inc	10,471
617	*	Advanced Energy Industries, Inc	41,635
14,183	*,e	Advanced Micro Devices, Inc	145,801
302	*	Alpha & Omega Semiconductor Ltd	4,941
507	*	Ambarella, Inc	29,786
1,455	*	Amkor Technology, Inc	14,623
5,903		Analog Devices, Inc	525,544
17,224		Applied Materials, Inc	880,491
510	*	Axcelis Technologies, Inc	14,637
582	*	AXT, Inc	5,063
6,472		Broadcom Ltd	1,662,657
1,076		Brooks Automation, Inc	25,663
418		Cabot Microelectronics Corp	39,325
1,029	*	Cavium, Inc	86,261
333	*	Ceva, Inc	15,368
1,003	*	Cirrus Logic, Inc	52,016
420		Cohu, Inc	9,219
1,538	*	Cree, Inc	57,121
99	*,e	CyberOptics Corp	1,485
5,135		Cypress Semiconductor Corp	78,257
584	*	Diodes, Inc	16,743
338	*	DSP Group, Inc	4,225
2,131		Entegris, Inc	64,889
1,272	*	First Solar, Inc	85,885
1,075	*	Formfactor, Inc	16,824
200	*	GSI Technology, Inc	1,592
796	*	Ichor Holdings Ltd	19,582
285	*,e	Impinj, Inc	6,421
657	*,e	Inphi Corp	24,046
2,070	*	Integrated Device Technology, Inc	61,541
75,491		Intel Corp	3,484,665
386	*	IXYS Corp	9,245
2,527		Kla-Tencor Corp	265,512
981	*,e	Kopin Corp	3,139
2,530		Lam Research Corp	465,697
1,895	*	Lattice Semiconductor Corp	10,953
627	*,e	MA-COM Technology Solutions	20,403
6,302		Marvell Technology Group Ltd	135,304
4,449		Maxim Integrated Products, Inc	232,594
927	*	MaxLinear, Inc	24,491
3,635		Microchip Technology, Inc	319,444
17,542	*	Micron Technology, Inc	721,327
1,806	*	Microsemi Corp	93,280
858		MKS Instruments, Inc	81,081
620		Monolithic Power Systems, Inc	69,663
364	*	Nanometrics, Inc	9,071
478	*,e	NeoPhotonics Corp Ltd	3,145

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

77		NVE Corp	$6,622
9,108		NVIDIA Corp	1,762,398
5,526	*	NXP Semiconductors NV	647,039
6,533	*	ON Semiconductor Corp	136,801
409	*,e	PDF Solutions, Inc	6,421
1,020	*	Photronics, Inc	8,696
419	*	Pixelworks, Inc	2,652
446		Power Integrations, Inc	32,803
1,982	*	Qorvo, Inc	132,001
23,706		QUALCOMM, INC	1,517,658
1,707	*	Rambus, Inc	24,274
488	*	Rudolph Technologies, Inc	11,663
1,008	*	Semtech Corp	34,474
609	*	Sigma Designs, Inc	4,233
654	*	Silicon Laboratories, Inc	57,748
2,993		Skyworks Solutions, Inc	284,185
323	*,e	SMART Global Holdings, Inc	10,885
886	*,e	SunPower Corp	7,469
3,141		Teradyne, Inc	131,514
15,985		Texas Instruments, Inc	1,669,473
789	*	Ultra Clean Holdings	18,218
729	*	Veeco Instruments, Inc	10,826
1,813		Versum Materials, Inc	68,622
846	*	Xcerra Corp	8,282
3,948		Xilinx, Inc	266,174
754		Xperi Corp	18,398

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	16,830,655

SOFTWARE & SERVICES - 13.3%
681	*	2U, Inc	43,931
1,358	*	8x8, Inc	19,148
754	*	A10 Networks, Inc	5,821
9,968		Accenture plc	1,526,001
1,810	*	ACI Worldwide, Inc	41,033
11,753		Activision Blizzard, Inc	744,200
552	*	Actua Corp	8,611
1,208	*	Acxiom Corp	33,292
7,895	*	Adobe Systems, Inc	1,383,520
2,666	*	Akamai Technologies, Inc	173,397
318	*	Alarm.com Holdings, Inc	12,004
764		Alliance Data Systems Corp	193,659
4,747	*	Alphabet, Inc (Class A)	5,000,490
4,824	*	Alphabet, Inc (Class C)	5,047,834
685	*	Alteryx, Inc	17,310
273	*	Amber Road, Inc	2,004
2,323		Amdocs Ltd	152,110
370		American Software, Inc (Class A)	4,303
1,355	*	Ansys, Inc	199,984
116	*	Appfolio, Inc	4,814
272	*	Apptio, Inc	6,397
1,169	*	Aspen Technology, Inc	77,388
1,474	*	Atlassian Corp plc	67,096
3,334	*	Autodesk, Inc	349,503

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

7,209		Automatic Data Processing, Inc	$844,823
395	*	Barracuda Networks, Inc	10,862
1,241	*	Bazaarvoice, Inc	6,763
245	*,e	Benefitfocus, Inc	6,615
1,757	*	Black Knight, Inc	77,572
741		Blackbaud, Inc	70,017
841	*	Blackhawk Network Holdings, Inc	29,982
173	*	Blackline, Inc	5,674
637	*	Blucora, Inc	14,078
2,283		Booz Allen Hamilton Holding Co	87,051
626	*	Bottomline Technologies, Inc	21,710
1,225	*	Box, Inc	25,872
460	*	Brightcove, Inc	3,266
1,930		Broadridge Financial Solutions, Inc	174,819
480	*,e	BroadSoft, Inc	26,352
5,285		CA, Inc	175,885
379	*	CACI International, Inc (Class A)	50,161
4,408	*	Cadence Design Systems, Inc	184,343
998	*	Callidus Software, Inc	28,593
391	*	Carbonite, Inc	9,814
708	*	Cardtronics plc	13,112
253	*	Care.com, Inc	4,564
1,131	*	Cars.com, Inc	32,618
185		Cass Information Systems, Inc	10,769
2,269		CDK Global, Inc	161,734
378	*	ChannelAdvisor Corp	3,402
390	*,e	Cimpress NV	46,753
2,512	*	Citrix Systems, Inc	221,056
1,550	*	Cloudera, Inc	25,606
9,336		Cognizant Technology Solutions Corp (Class A)	663,043
462	*	CommerceHub, Inc	9,513
207	*,e	CommerceHub, Inc (Series A)	4,552
606	*	Commvault Systems, Inc	31,815
3,045	*	Conduent, Inc	49,207
1,462		Convergys Corp	34,357
807	*	Cornerstone OnDemand, Inc	28,511
557	*	CoStar Group, Inc	165,401
464	*	Coupa Software, Inc	14,486
520		CSG Systems International, Inc	22,786
2,529		CSRA, Inc	75,668
3,215	*	Dell Technologies, Inc-VMware Inc	261,315
789	*	DHI Group, Inc	1,499
157	*	Digimarc Corp	5,676
958		DST Systems, Inc	59,463
4,607		DXC Technology Co	437,204
15,872	*	eBay, Inc	599,009
387	e	Ebix, Inc	30,670
4,787	*	Electronic Arts, Inc	502,922
527	*	Ellie Mae, Inc	47,114
895	*	Endurance International Group Holdings, Inc	7,518
665	*	Envestnet, Inc	33,150
764	*	EPAM Systems, Inc	82,077
1,811	*	Etsy, Inc	37,035

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

781	*	Euronet Worldwide, Inc	$65,815
271	*	Everbridge, Inc	8,054
989	*	Everi Holdings, Inc	7,457
941		EVERTEC, Inc	12,845
511	*	ExlService Holdings, Inc	30,839
37,335	*	Facebook, Inc	6,588,134
486		Fair Isaac Corp	74,455
5,226		Fidelity National Information Services, Inc	491,714
2,753	*	FireEye, Inc	39,093
1,318	*	First American Corp	60,905
7,139	*	First Data Corp	119,293
3,378	*	Fiserv, Inc	442,957
812	*	Five9, Inc	20,203
1,503	*	FleetCor Technologies, Inc	289,222
2,302	*	Fortinet, Inc	100,574
1,455	*	Gartner, Inc	179,183
2,241		Genpact Ltd	71,129
2,483		Global Payments, Inc	248,896
1,606	*	Glu Mobile, Inc	5,846
1,845	*	GoDaddy, Inc	92,767
890	*,e	Gogo, Inc	10,039
1,334	*,e	GrubHub, Inc	95,781
477	*	GTT Communications, Inc	22,395
1,159	*	Guidewire Software, Inc	86,067
450		Hackett Group, Inc	7,069
751	*	Hortonworks, Inc	15,103
502	*	HubSpot, Inc	44,377
1,101	*	IAC/InterActiveCorp	134,630
524	*	Imperva, Inc	20,803
513	*	Information Services Group, Inc	2,139
66	*	Inspired Entertainment, Inc	647
330	*	Instructure, Inc	10,923
319	*	Internap Corp	5,011
13,543		International Business Machines Corp	2,077,767
3,881		Intuit, Inc	612,344
736		j2 Global, Inc	55,222
1,251		Jack Henry & Associates, Inc	146,317
198	*	Leaf Group Ltd	1,960
2,386		Leidos Holdings, Inc	154,064
1,126	*	Limelight Networks, Inc	4,966
325	*	Liquidity Services, Inc	1,576
827	*	Liveperson, Inc	9,510
811		LogMeIn, Inc	92,860
1,102	*	Manhattan Associates, Inc	54,593
349		Mantech International Corp (Class A)	17,516
15,023		MasterCard, Inc (Class A)	2,273,881
565	*,e	Match Group, Inc	17,690
1,014		MAXIMUS, Inc	72,582
1,034	*	Meet Group, Inc	2,916
120,004		Microsoft Corp	10,265,142
147	*	MicroStrategy, Inc (Class A)	19,301
573	*	MINDBODY, Inc	17,448
467	*	Mitek Systems, Inc	4,180

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

872	*	MobileIron, Inc	$3,401
351	*	Model N, Inc	5,528
445	*	MoneyGram International, Inc	5,865
644		Monotype Imaging Holdings, Inc	15,520
236	*	MuleSoft, Inc	5,489
458	*	New Relic, Inc	26,459
1,004		NIC, Inc	16,666
4,492	*	Nuance Communications, Inc	73,444
1,701	*	Nutanix, Inc	60,011
178	*	Okta, Inc	4,559
46,655		Oracle Corp	2,205,849
3,551	*,e	Pandora Media, Inc	17,116
202	*,e	Park City Group, Inc	1,929
5,152		Paychex, Inc	350,748
764	*	Paycom Software, Inc	61,372
401	*	Paylocity Holding Corp	18,911
18,046	*	PayPal Holdings, Inc	1,328,547
570		Pegasystems, Inc	26,876
509	*	Perficient, Inc	9,707
307	*	Presidio, Inc	5,885
766		Progress Software Corp	32,609
666	*	Proofpoint, Inc	59,147
410	*	PROS Holdings, Inc	10,845
1,796	*	PTC, Inc	109,143
483	*	Q2 Holdings, Inc	17,799
144		QAD, Inc (Class A)	5,594
485	*	Qualys, Inc	28,785
583	*	QuinStreet, Inc	4,886
1,155	*	Quotient Technology, Inc	13,571
302	*	Rapid7, Inc	5,635
299	*	RealNetworks, Inc	1,023
914	*	RealPage, Inc	40,490
2,897	*	Red Hat, Inc	347,930
138		Reis, Inc	2,850
973	*	RingCentral, Inc	47,093
279	*	Rosetta Stone, Inc	3,479
709	*	Rubicon Project, Inc	1,326
3,264		Sabre Corp	66,912
10,844	*	salesforce.com, Inc	1,108,582
682		Science Applications International Corp	52,221
96	*,e	SecureWorks Corp	852
2,707	*	ServiceNow, Inc	352,966
1,229	*	ServiceSource International LLC	3,798
309	*	Shutterstock, Inc	13,296
710	*	Silver Spring Networks, Inc	11,530
2,168	*	Splunk, Inc	179,597
256	*	SPS Commerce, Inc	12,439
3,866	*	Square, Inc	134,034
2,690		SS&C Technologies Holdings, Inc	108,891
252	*	Stamps.com, Inc	47,376
141	*	StarTek, Inc	1,406
580	e	Switch, Inc	10,550
605	*	Sykes Enterprises, Inc	19,027

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

9,684		Symantec Corp	$271,733
630	*	Synchronoss Technologies, Inc	5,632
2,399	*	Synopsys, Inc	204,491
543	*	Syntel, Inc	12,484
937	*	Tableau Software, Inc	64,840
1,797	*	Take-Two Interactive Software, Inc	197,275
317	*	TechTarget, Inc	4,413
485	*	TeleNav, Inc	2,668
235		TeleTech Holdings, Inc	9,459
2,058	*	Teradata Corp	79,151
1,823		TiVo Corp	28,439
2,845		Total System Services, Inc	225,011
426	*,e	Trade Desk, Inc	19,481
1,927		Travelport Worldwide Ltd	25,186
963	*	TrueCar, Inc	10,786
143	*,e	Tucows, Inc	10,017
972	*,e	Twilio, Inc	22,939
10,893	*	Twitter, Inc	261,541
596	*	Tyler Technologies, Inc	105,522
444	*	Ultimate Software Group, Inc	96,894
769	*,e	Unisys Corp	6,267
106	*	Upland Software, Inc	2,296
2,513	*	Vantiv, Inc	184,831
297	*	Varonis Systems, Inc	14,419
469	*	Vasco Data Security International	6,519
1,007	*	Verint Systems, Inc	42,143
1,404	*	VeriSign, Inc	160,674
766	*,e	VirnetX Holding Corp	2,834
427	*	Virtusa Corp	18,822
29,110		Visa, Inc (Class A)	3,319,122
1,135	*,e	VMware, Inc (Class A)	142,238
623	*	Website Pros, Inc	13,581
7,633		Western Union Co	145,103
613	*	WEX, Inc	86,574
2,039	*	Workday, Inc	207,448
379	*	Workiva, Inc	8,111
376	*	XO Group, Inc	6,941
1,209	*	Yelp, Inc	50,730
181	*	Yext, Inc	2,177
1,505	*	Zendesk, Inc	50,929
820	*	Zillow Group, Inc	33,407
1,605	*,e	Zillow Group, Inc (Class C)	65,677
803	*	Zix Corp	3,517
11,803	*	Zynga, Inc	47,212

		TOTAL SOFTWARE & SERVICES	59,377,005

TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
1,699	*,e	3D Systems Corp	14,679
806		Adtran, Inc	15,596
513	*	Aerohive Networks, Inc	2,991
400	*	Agilysys, Inc	4,912
141	*,e	Akoustis Technologies, Inc	878
4,781		Amphenol Corp (Class A)	419,772

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

430	*	Anixter International, Inc	$32,680
82,206		Apple, Inc	13,911,721
285	*,e	Applied Optoelectronics, Inc	10,779
825	*	Arista Networks, Inc	194,354
2,818	*	ARRIS International plc	72,394
1,383	*	Arrow Electronics, Inc	111,207
470	*	Avid Technology, Inc	2,533
1,997		Avnet, Inc	79,121
720		AVX Corp	12,456
438		Badger Meter, Inc	20,936
144		Bel Fuse, Inc (Class B)	3,625
636		Belden CDT, Inc	49,080
773	*	Benchmark Electronics, Inc	22,494
528	*	CalAmp Corp	11,315
643	*	Calix, Inc	3,826
2,397		CDW Corp	166,568
2,191	*	Ciena Corp	45,858
79,292		Cisco Systems, Inc	3,036,884
153	*	Clearfield, Inc	1,874
2,598		Cognex Corp	158,894
382	*	Coherent, Inc	107,808
3,172	*	CommScope Holding Co, Inc	119,997
356		Comtech Telecommunications Corp	7,875
375	*	Control4 Corp	11,160
13,682		Corning, Inc	437,687
622	*	Cray, Inc	15,052
485		CTS Corp	12,489
548		Daktronics, Inc	5,003
1,043	e	Diebold, Inc	17,053
400	*	Digi International, Inc	3,820
856		Dolby Laboratories, Inc (Class A)	53,072
250	*,e	Eastman Kodak Co	775
740	*	EchoStar Corp (Class A)	44,326
447	*	Electro Scientific Industries, Inc	9,579
717	*	Electronics for Imaging, Inc	21,173
381	*	EMCORE Corp	2,457
202	*	ePlus, Inc	15,190
1,698	*	Extreme Networks, Inc	21,259
1,099	*	F5 Networks, Inc	144,211
561	*	Fabrinet	16,101
256	*	FARO Technologies, Inc	12,032
1,732	*	Finisar Corp	35,246
2,680	*,e	Fitbit, Inc	15,303
2,126		Flir Systems, Inc	99,114
1,256	*	Harmonic, Inc	5,275
1,922		Harris Corp	272,251
26,703		Hewlett Packard Enterprise Co	383,455
27,221		HP, Inc	571,913
909	*	II-VI, Inc	42,678
400	*,e	Immersion Corp	2,824
2,249	*	Infinera Corp	14,236
554	*	Insight Enterprises, Inc	21,213
539		InterDigital, Inc	41,045

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

294	*	Intevac, Inc	$2,014
563	*	IPG Photonics Corp	120,555
397	*	Iteris, Inc	2,767
536	*	Itron, Inc	36,555
2,790		Jabil Circuit, Inc	73,238
6,185		Juniper Networks, Inc	176,273
700	*	Kemet Corp	10,542
2,888	*	Keysight Technologies, Inc	120,141
411	*	Kimball Electronics, Inc	7,501
1,352	*	Knowles Corp	19,820
254	*	KVH Industries, Inc	2,629
350		Littelfuse, Inc	69,237
950	*	Lumentum Holdings, Inc	46,455
509	*,e	Maxwell Technologies, Inc	2,932
49		Mesa Laboratories, Inc	6,091
569		Methode Electronics, Inc	22,817
1,025	*,e	Microvision, Inc	1,671
2,562		Motorola, Inc	231,451
261	e	MTS Systems Corp	14,016
171	*	Napco Security Technologies, Inc	1,496
1,665		National Instruments Corp	69,314
1,908	*	NCR Corp	64,853
4,493		NetApp, Inc	248,553
505	*	Netgear, Inc	29,669
1,389	*	Netscout Systems, Inc	42,295
497	*	Novanta, Inc	24,850
2,605	*,e	Oclaro, Inc	17,558
280	*	OSI Systems, Inc	18,026
1,388	*	Palo Alto Networks, Inc	201,177
291		Park Electrochemical Corp	5,718
196		PC Connection, Inc	5,137
150	*	PC Mall, Inc	1,485
526		Plantronics, Inc	26,500
521	*	Plexus Corp	31,635
1,450	*	Pure Storage, Inc	22,997
326	*,e	Quantenna Communications, Inc	3,977
437	*	Quantum Corp	2,460
8,246	*	Radisys Corp	8,287
704	*	Ribbon Communications, Inc	5,442
281	*	Rogers Corp	45,500
1,157	*	Sanmina Corp	38,181
381	*	Scansource, Inc	13,640
776	*,e	Stratasys Ltd	15,489
589	*	Super Micro Computer, Inc	12,325
548	*	Synaptics, Inc	21,887
461		SYNNEX Corp	62,673
187		Systemax, Inc	6,222
545	*	Tech Data Corp	53,394
3,952	*	Trimble Navigation Ltd	160,609
1,439	*	TTM Technologies, Inc	22,549
362	*,e	Ubiquiti Networks, Inc	25,709
652		Universal Display Corp	112,568
591	*	USA Technologies, Inc	5,762

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,742	*	VeriFone Systems, Inc	$30,851
830	*,e	Viasat, Inc	62,126
3,584	*	Viavi Solutions, Inc	31,324
2,099		Vishay Intertechnology, Inc	43,554
161	*	Vishay Precision Group, Inc	4,049
4,633		Western Digital Corp	368,462
3,647		Xerox Corp	106,310
819	*	Zebra Technologies Corp (Class A)	85,012

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	24,116,429

TELECOMMUNICATION SERVICES - 1.9%
98,172		AT&T, Inc	3,816,927
110		ATN International, Inc	6,079
542	*	Boingo Wireless, Inc	12,195
15,215		CenturyLink, Inc	253,786
645	*	Cincinnati Bell, Inc	13,448
635		Cogent Communications Group, Inc	28,766
1,064		Consolidated Communications Holdings, Inc	12,970
1,231	e	Frontier Communications Corp	8,322
422	*	General Communication, Inc (Class A)	16,466
19,527	*,e	Globalstar, Inc	25,580
126	*	Hawaiian Telcom Holdco, Inc	3,888
263		IDT Corp (Class B)	2,788
2,050	*	Intelsat S.A.	6,950
1,269	*,e	Iridium Communications, Inc	14,974
259	*	Ooma, Inc	3,095
1,000	*	Orbcomm, Inc	10,180
184	*	pdvWireless, Inc	5,906
728		Shenandoah Telecom Co	24,606
309		Spok Holdings, Inc	4,836
9,867	*	Sprint Corp	58,117
218	*	Straight Path Communications, Inc	39,630
1,512		Telephone & Data Systems, Inc	42,034
4,769	*	T-Mobile US, Inc	302,879
247	*	US Cellular Corp	9,295
65,093		Verizon Communications, Inc	3,445,373
3,101	*	Vonage Holdings Corp	31,537
2,934	e	Windstream Holdings, Inc	5,428
2,891	*	Zayo Group Holdings, Inc	106,389

		TOTAL TELECOMMUNICATION SERVICES	8,312,444

TRANSPORTATION - 2.1%
818	*	Air Transport Services Group, Inc	18,929
1,881		Alaska Air Group, Inc	138,272
203		Allegiant Travel Co	31,414
79		Amerco, Inc	29,855
6,977		American Airlines Group, Inc	363,013
378		Arkansas Best Corp	13,513
363	*	Atlas Air Worldwide Holdings, Inc	21,290
1,153	*	Avis Budget Group, Inc	50,594
2,198		CH Robinson Worldwide, Inc	195,820
479		Copa Holdings S.A. (Class A)	64,215
542		Costamare, Inc	3,127

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

185	*	Covenant Transportation Group, Inc	$5,315
13,829		CSX Corp	760,733
306	*	Daseke, Inc	4,373
10,586		Delta Air Lines, Inc	592,816
609	*	Eagle Bulk Shipping, Inc	2,728
427	*	Echo Global Logistics, Inc	11,956
2,803		Expeditors International of Washington, Inc	181,326
3,954		FedEx Corp	986,681
466		Forward Air Corp	26,767
127	*	Genco Shipping & Trading Ltd	1,692
955	*	Genesee & Wyoming, Inc (Class A)	75,187
828		Hawaiian Holdings, Inc	32,996
728		Heartland Express, Inc	16,992
866	*,e	Hertz Global Holdings, Inc	19,139
505	*	Hub Group, Inc (Class A)	24,189
1,355		J.B. Hunt Transport Services, Inc	155,798
5,548	*	JetBlue Airways Corp	123,942
1,654		Kansas City Southern Industries, Inc	174,034
834	*	Kirby Corp	55,711
2,000		Knight-Swift Transportation Holdings, Inc	87,440
719		Landstar System, Inc	74,848
1,216		Macquarie Infrastructure Co LLC	78,067
531		Marten Transport Ltd	10,779
668		Matson, Inc	19,933
1,552	*	Navios Maritime Holdings, Inc	1,862
4,620		Norfolk Southern Corp	669,438
956		Old Dominion Freight Line	125,762
124		Park-Ohio Holdings Corp	5,698
580	*	Radiant Logistics, Inc	2,668
411	*	Roadrunner Transportation Services Holdings, Inc	3,169
971		Ryder System, Inc	81,729
780	*	Safe Bulkers, Inc	2,519
390	*	Saia, Inc	27,593
401		Schneider National, Inc	11,453
934		Scorpio Bulkers, Inc	6,912
802		Skywest, Inc	42,586
8,964		Southwest Airlines Co	586,694
1,133	*	Spirit Airlines, Inc	50,815
12,600		Union Pacific Corp	1,689,660
4,403	*	United Continental Holdings, Inc	296,762
10,963		United Parcel Service, Inc (Class B)	1,306,241
122		Universal Truckload Services, Inc	2,898
701		Werner Enterprises, Inc	27,094
1,868	*	XPO Logistics, Inc	171,090
521	*	YRC Worldwide, Inc	7,492

		TOTAL TRANSPORTATION	9,573,619

UTILITIES - 2.9%
10,340		AES Corp	111,982
892		Allete, Inc	66,329
3,794		Alliant Energy Corp	161,662
3,776		Ameren Corp	222,746
7,872		American Electric Power Co, Inc	579,143

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

561		American States Water Co	$32,488
2,880		American Water Works Co, Inc	263,491
3,091		Aqua America, Inc	121,260
177	*,e	AquaVenture Holdings Ltd	2,747
111		Artesian Resources Corp	4,280
1,866	*	Atlantic Power Corp	4,385
1,638		Atmos Energy Corp	140,688
1,186		Avangrid, Inc	59,988
1,041		Avista Corp	53,601
832		Black Hills Corp	50,012
324	*,e	Cadiz, Inc	4,617
747		California Water Service Group	33,876
5,615	*	Calpine Corp	84,955
6,767		Centerpoint Energy, Inc	191,912
244		Chesapeake Utilities Corp	19,166
4,375		CMS Energy Corp	206,938
165		Connecticut Water Service, Inc	9,473
4,914		Consolidated Edison, Inc	417,444
213		Consolidated Water Co, Inc	2,684
10,248		Dominion Resources, Inc	830,703
2,842		DTE Energy Co	311,085
11,101		Duke Energy Corp	933,705
1,845	*	Dynegy, Inc	21,863
4,952		Edison International	313,165
649		El Paso Electric Co	35,922
2,813		Entergy Corp	228,950
5,173		Eversource Energy	326,830
521	*	Evoqua Water Technologies Corp	12,353
15,187		Exelon Corp	598,520
6,960		FirstEnergy Corp	213,115
182		Genie Energy Ltd	794
133		Global Water Resources, Inc	1,242
3,467		Great Plains Energy, Inc	111,776
1,875		Hawaiian Electric Industries, Inc	67,781
864		Idacorp, Inc	78,935
2,961		MDU Resources Group, Inc	79,592
640		MGE Energy, Inc	40,384
240		Middlesex Water Co	9,578
1,346		National Fuel Gas Co	73,909
1,312		New Jersey Resources Corp	52,742
7,496		NextEra Energy, Inc	1,170,800
5,175		NiSource, Inc	132,842
445		Northwest Natural Gas Co	26,544
871		NorthWestern Corp	51,999
4,799		NRG Energy, Inc	136,676
545		NRG Yield, Inc (Class A)	10,273
981		NRG Yield, Inc (Class C)	18,541
3,173		OGE Energy Corp	104,423
811		ONE Gas, Inc	59,414
751		Ormat Technologies, Inc	48,034
743		Otter Tail Corp	33,026
1,257	e	Pattern Energy Group, Inc	27,013
8,114		PG&E Corp	363,751

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,858		Pinnacle West Capital Corp	$158,264
1,320		PNM Resources, Inc	53,394
1,479		Portland General Electric Co	67,413
10,729		PPL Corp	332,063
7,920		Public Service Enterprise Group, Inc	407,880
250	*	Pure Cycle Corp	2,088
105		RGC Resources, Inc	2,843
2,098		SCANA Corp	83,458
3,998		Sempra Energy	427,466
254		SJW Corp	16,213
1,236		South Jersey Industries, Inc	38,600
15,834		Southern Co	761,457
699		Southwest Gas Corp	56,256
162	e	Spark Energy, Inc	2,009
732		Spire, Inc	55,010
722	e	TerraForm Power, Inc	8,635
2,656		UGI Corp	124,699
217		Unitil Corp	9,900
1,461		Vectren Corp	94,994
3,786	*	Vistra Energy Corp	69,360
557	*,e	Vivint Solar, Inc	2,256
4,947		WEC Energy Group, Inc	328,629
2,250		Westar Energy, Inc	118,800
969		WGL Holdings, Inc	83,179
8,216		Xcel Energy, Inc	395,272
203		York Water Co	6,882

		TOTAL UTILITIES	13,079,167

		TOTAL COMMON STOCKS (Cost $210,609,913)	439,108,776

RIGHTS / WARRANTS - 0.0%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
118	†,m	Forest Laboratories, Inc CVR	112
145	m	Tobira Therapeutics, Inc	9

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	121

SOFTWARE & SERVICES - 0.0%
299	†,m	Gerber Scientific, Inc	0

		TOTAL SOFTWARE & SERVICES	0

		TOTAL RIGHTS / WARRANTS (Cost $16)	121

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.4%

GOVERNMENT AGENCY DEBT - 1.1%
$ 5,170,000	Federal Home Loan Bank (FHLB)	1.050%	01/02/18	5,170,000

	TOTAL GOVERNMENT AGENCY DEBT			5,170,000

TREASURY DEBT - 0.1%
490,000	United States Cash Management Bill	0.900	01/02/18	490,000

	TOTAL TREASURY DEBT			490,000

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
5,240,465	c	State Street Navigator Securities Lending Government Money Market Portfolio	$5,240,465

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	5,240,465

		TOTAL SHORT-TERM INVESTMENTS (Cost $10,900,303)	10,900,465

		TOTAL INVESTMENTS - 101.0% (Cost $221,510,232)	450,009,362
		OTHER ASSETS & LIABILITIES, NET - (1.0)%	(4,579,371)

		NET ASSETS - 100.0%	$445,429,991

Abbreviation(s):

REIT Real Estate Investment Trust

*	Non-income producing

†	Security is categorized as Level 3 in the fair value hierarchy.

c	Investments made with cash collateral received from securities on loan.

d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $5,029,585.

m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of December 31, 2017 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	40	3/16/18	$5,308,761	$5,352,000	$43,239

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

ARGENTINA - 1.4%
4,427		Grupo Financiero Galicia S.A. (ADR) (Class B)	$291,518
36,342		Grupo Supervielle S.A. (ADR)	1,065,548
13,108	*	Loma Negra Cia Industrial Argentina S.A. (ADR)	302,008

		TOTAL ARGENTINA	1,659,074

CANADA - 2.7%
54,709		Alimentation Couche Tard, Inc	2,854,704
8,298		Suncor Energy, Inc	304,656

		TOTAL CANADA	3,159,360

CHINA - 1.0%
2,047	*	Alibaba Group Holding Ltd (ADR)	352,964
14,257		Tencent Holdings Ltd	737,913

		TOTAL CHINA	1,090,877

DENMARK - 1.4%
15,977		DSV AS	1,257,163
6,702		Novo Nordisk AS	360,135

		TOTAL DENMARK	1,617,298

FRANCE - 17.3%
129,321		Accor S.A.	6,657,434
80,379	*,e,g	ALD S.A.	1,245,534
5,505		Kering	2,591,351
17,875		Nexity	1,063,280
46,751		Schneider Electric S.A.	3,963,571
43,685		Vinci S.A.	4,459,870

		TOTAL FRANCE	19,981,040

GERMANY - 19.8%
21,276		Bayerische Motoren Werke AG.	2,205,940
9,548		Continental AG.	2,567,265
62,634		Daimler AG. (Registered)	5,296,358
31,684		Lanxess AG.	2,511,569
27,744	*	Linde AG.	6,479,630
181,735		TUI AG. (DI)	3,765,055

		TOTAL GERMANY	22,825,817

HONG KONG - 1.2%
45,751		Melco Crown Entertainment Ltd (ADR)	1,328,609

		TOTAL HONG KONG	1,328,609

INDIA - 9.5%
73,194		Asian Paints Ltd	1,326,700

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

3,714		Eicher Motors Ltd	$1,761,213
92,779		Havells India Ltd	815,879
74,043		HDFC Bank Ltd	2,173,087
117,378		Housing Development Finance Corp	3,143,222
68,815		IndusInd Bank Ltd	1,775,468

		TOTAL INDIA	10,995,569

ITALY - 5.4%
154,935		Mediobanca S.p.A.	1,755,526
186,459		Prada S.p.A	673,327
204,692	*	UniCredit S.p.A	3,818,371

		TOTAL ITALY	6,247,224

JAPAN - 16.4%
275,256		Hitachi Ltd	2,135,490
50,685		Ishikawajima-Harima Heavy Industries Co Ltd	1,681,039
220,408		JX Holdings, Inc	1,416,409
64,429		Komatsu Ltd	2,328,446
26,725		Konami Corp	1,469,667
3,966		Nintendo Co Ltd	1,428,143
16,013		Shin-Etsu Chemical Co Ltd	1,622,485
71,949	h	Sony Corp	3,229,275
56,402		Toyota Motor Corp	3,594,497

		TOTAL JAPAN	18,905,451

KOREA, REPUBLIC OF - 0.2%
1,401		Samsung SDI Co Ltd	267,095

		TOTAL KOREA, REPUBLIC OF	267,095

LUXEMBOURG - 0.2%
48,921		B&M European Value Retail S.A.	279,167

		TOTAL LUXEMBOURG	279,167

NETHERLANDS - 0.5%
5,399		Heineken NV	562,831

		TOTAL NETHERLANDS	562,831

RUSSIA - 0.5%
36,019		Sberbank of Russian Federation (ADR)	607,119

		TOTAL RUSSIA	607,119

SWEDEN - 2.0%
69,696		Electrolux AB (Series B)	2,243,888

		TOTAL SWEDEN	2,243,888

SWITZERLAND - 7.1%
1,004		Burckhardt Compression Holding AG.	325,326
326,857		Credit Suisse Group	5,829,726
834		Geberit AG.	367,099
7,057		Swatch Group AG. (Registered)	538,261
8,537		Vifor Pharma AG.	1,092,906

		TOTAL SWITZERLAND	8,153,318

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY			VALUE

UNITED KINGDOM - 12.5%
292,236		CNH Industrial NV			$3,909,687
29,116		Diageo plc			1,067,229
26,235		Experian Group Ltd			578,290
5,045,364		Lloyds TSB Group plc			4,626,508
195,560		Travis Perkins plc			4,137,436
6,266		WPP plc			113,200

		TOTAL UNITED KINGDOM			14,432,350

		TOTAL COMMON STOCKS (Cost $98,666,037)			114,356,087

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.0%

TREASURY DEBT - 1.0%
$ 1,135,000		United States Cash Management Bill	0.900%	01/02/18	1,135,000

		TOTAL TREASURY DEBT			1,135,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
26,996	c	State Street Navigator Securities Lending Government Money Market Portfolio			26,996

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			26,996

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,161,968)			1,161,996

		TOTAL INVESTMENTS - 100.1% (Cost $99,828,005)			115,518,083
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(112,354)

		NET ASSETS - 100.0%			$115,405,729

Abbreviation(s):

ADR	- American Depositary Receipt

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $25,222.

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. Restricted security. At 12/31/17, the aggregate value of these securities amounted to $1,245,534 or 1.1% of net assets.

h	All or a portion of these securities were purchased on a delayed delivery basis.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

December 31, 2017

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$35,083,628	30.4%
INDUSTRIALS	26,830,552	23.3
FINANCIALS	25,086,093	21.7
MATERIALS	12,242,392	10.6
INFORMATION TECHNOLOGY	6,391,272	5.5
CONSUMER STAPLES	4,484,764	3.9
ENERGY	1,721,065	1.5
HEALTH CARE	1,453,041	1.3
REAL ESTATE	1,063,280	0.9
SHORT-TERM INVESTMENTS	1,161,996	1.0
OTHER ASSETS & LIABILITIES, NET	(112,354)	(0.1)

NET ASSETS	$115,405,729	100.0%

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 0.7%

CAPITAL GOODS - 0.0%
$ 24,426	i	CHI Overhead Doors, Inc	LIBOR 3M + 3.250%	4.943%	07/31/22	$24,411

		TOTAL CAPITAL GOODS				24,411

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
72,733	i	ProQuest LLC	LIBOR 1M + 3.750%	5.319	10/24/21	73,597
46,877	i	Trans Union LLC	LIBOR 1M + 2.000%	3.570	04/07/23	47,035

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				120,632

CONSUMER SERVICES - 0.1%
74,113	i	Allied Universal Holdco LLC	LIBOR 3M + 3.750%	5.440	07/28/22	73,464
18,069	i	Jackson Hewitt Tax Service, Inc	LIBOR 3M + 7.000%	8.380	07/30/20	17,775
97,763	i	KinderCare Education LLC	LIBOR 3M + 3.750%	5.443	08/12/22	97,885

		TOTAL CONSUMER SERVICES				189,124

ENERGY - 0.0%
15,000	i	California Resources Corp	LIBOR 1M + 10.375%	11.876	12/31/21	16,444

		TOTAL ENERGY				16,444

FOOD, BEVERAGE & TOBACCO - 0.0%
29,552	i	Hostess Brands, LLC	LIBOR 1M + 2.250%	3.819	08/03/22	29,556

		TOTAL FOOD, BEVERAGE & TOBACCO				29,556

HEALTH CARE EQUIPMENT & SERVICES - 0.1%
96,681	i	DaVita HealthCare Partners, Inc	LIBOR 1M + 2.750%	4.319	06/24/21	97,436
50,734	i	Greatbatch Ltd	LIBOR 1M + 3.250%	4.660	10/27/22	51,090

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				148,526

MATERIALS - 0.0%
24,525	i	Plaze, Inc	LIBOR 3M + 3.500%	5.190	07/29/22	24,686
40,000	i	Solenis International LP	LIBOR 3M + 6.750%	8.229	07/29/22	38,133

		TOTAL MATERIALS				62,819

MEDIA - 0.1%
97,759	i	CDS US Intermediate Holdings, Inc	LIBOR 3M + 3.750%	5.443	07/08/22	96,721
48,973	i	CSC Holdings LLC	LIBOR 1M + 2.250%	3.741	07/17/25	48,743

		TOTAL MEDIA				145,464

SOFTWARE & SERVICES - 0.2%
462,687	i	Mitchell International, Inc	LIBOR 3M + 3.250%	4.943	11/20/24	462,275
263	i	SS&C European Holdings SARL	LIBOR 1M + 2.250%	3.819	07/08/22	264
14,013	i	SS&C Technologies, Inc	LIBOR 1M + 2.250%	3.819	07/08/22	14,106

		TOTAL SOFTWARE & SERVICES				476,645

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
$ 70,900	i	CommScope, Inc	LIBOR 1 and 3M + 2.000%	3.383%	12/29/22	$71,225
65,266	i	Sensata Technologies BV	LIBOR 1M + 1.750%	3.210	10/14/21	65,495
11,136	i	Zebra Technologies Corp	LIBOR 3M + 2.000%	3.371	10/27/21	11,178

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				147,898

		TOTAL BANK LOAN OBLIGATIONS (Cost $1,354,564)				1,361,519

BONDS - 95.3%

CORPORATE BONDS - 40.7%

AUTOMOBILES & COMPONENTS - 0.6%
125,000		Aptiv plc		3.150	11/19/20	126,922
175,000	g	BMW US Capital LLC		2.000	04/11/21	172,493
100,000	g	Dana Financing Luxembourg Sarl		6.500	06/01/26	108,375
200,000		General Motors Co		4.200	10/01/27	206,933
125,000		General Motors Co		5.400	04/01/48	136,225
100,000		Goodyear Tire & Rubber Co		5.000	05/31/26	103,110
200,000	g	Hyundai Capital America		3.250	09/20/22	199,738
175,000		Magna International, Inc		3.625	06/15/24	180,912

		TOTAL AUTOMOBILES & COMPONENTS				1,234,708

BANKS - 7.0%
200,000	g,i	Akbank TAS	USD SWAP SEMI 30/360 5 Y + 5.026%	7.200	03/16/27	210,590
200,000	g	Banco do Brasil S.A.		4.625	01/15/25	197,666
200,000	g	Banco General S.A.		4.125	08/07/27	200,036
200,000		Banco Santander S.A.		3.125	02/23/23	198,953
200,000		Banco Santander S.A.		3.800	02/23/28	199,967
300,000		Bank of America Corp		2.151	11/09/20	298,604
200,000		Bank of America Corp		3.875	08/01/25	210,915
300,000		Bank of America Corp		3.248	10/21/27	297,605
225,000		Bank of America Corp		3.593	07/21/28	228,634
125,000	g	Bank of America Corp		3.419	12/20/28	124,988
100,000	i	Bank of Montreal	USD SWAP SEMI 30/360 5 Y + 1.432%	3.803	12/15/32	98,863
125,000		Bank of Nova Scotia		4.650	12/30/49	124,256
225,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd		2.350	09/08/19	224,999
150,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd		3.250	09/08/24	152,115
125,000		Barclays plc		3.650	03/16/25	124,773
100,000	g	BPCE S.A.		3.000	05/22/22	99,945
250,000		Branch Banking & Trust Co		2.300	10/15/18	250,461
175,000		Capital One Bank USA NA		2.650	08/08/22	173,145
60,000		Capital One Bank USA NA		3.375	02/15/23	60,583
750,000		Citigroup, Inc		3.200	10/21/26	743,932
200,000		Citigroup, Inc		3.668	07/24/28	202,850
150,000		Citigroup, Inc		4.125	07/25/28	154,550
100,000		Citizens Bank NA		2.650	05/26/22	99,073
125,000		Compass Bank		2.875	06/29/22	123,677
250,000		Cooperatieve Rabobank UA		2.500	01/19/21	251,122

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 325,000		Cooperatieve Rabobank UA		3.750%	07/21/26	$329,149
100,000	g	Credit Agricole S.A.		2.500	04/15/19	100,326
150,000	g	Credit Agricole S.A.		3.250	10/04/24	148,957
200,000	g	DBS Group Holdings Ltd		2.246	07/16/19	199,265
125,000		Discover Bank		3.200	08/09/21	126,792
150,000	g	HSBC Bank plc		4.125	08/12/20	156,351
100,000		HSBC Holdings plc		3.262	03/13/23	101,380
200,000		HSBC Holdings plc		3.033	11/22/23	200,375
200,000		HSBC Holdings plc		4.375	11/23/26	208,747
200,000		HSBC Holdings plc		4.041	03/13/28	208,369
250,000		Huntington National Bank		2.500	08/07/22	246,551
375,000		JPMorgan Chase & Co		2.750	06/23/20	378,251
325,000		JPMorgan Chase & Co		2.295	08/15/21	322,055
200,000		JPMorgan Chase & Co		2.776	04/25/23	200,169
150,000		JPMorgan Chase & Co		2.700	05/18/23	148,994
350,000		JPMorgan Chase & Co		3.200	06/15/26	349,718
175,000		JPMorgan Chase & Co		2.950	10/01/26	171,844
100,000		JPMorgan Chase & Co		3.882	07/24/38	103,221
100,000		JPMorgan Chase & Co		5.150	12/30/49	103,380
80,000		KeyBank NA		2.500	12/15/19	80,226
125,000		KeyBank NA		2.300	09/14/22	122,524
100,000	g	Macquarie Bank Ltd		2.600	06/24/19	100,261
225,000		Manufacturers & Traders Trust Co		2.100	02/06/20	224,245
175,000		PNC Bank NA		2.200	01/28/19	175,042
350,000		PNC Bank NA		2.600	07/21/20	352,205
250,000		PNC Bank NA		2.450	11/05/20	250,357
150,000		PNC Bank NA		2.700	11/01/22	149,242
250,000		PNC Bank NA		3.100	10/25/27	249,276
140,000	g	Rabobank Nederland NV		11.000	12/30/49	156,450
200,000	g	Santander Holdings USA, Inc		3.400	01/18/23	199,193
100,000	g	Santander Holdings USA, Inc		4.400	07/13/27	102,236
100,000		Santander UK Group Holdings plc		3.571	01/10/23	101,430
300,000	g	Skandinaviska Enskilda Banken AB		2.625	11/17/20	301,237
75,000		Sumitomo Mitsui Banking Corp		2.500	07/19/18	75,265
150,000		Sumitomo Mitsui Banking Corp		2.450	01/16/20	150,040
250,000		Sumitomo Mitsui Banking Corp		3.650	07/23/25	258,940
250,000		Sumitomo Mitsui Financial Group, Inc		2.442	10/19/21	247,339
125,000		SunTrust Banks, Inc		2.900	03/03/21	126,388
100,000		SunTrust Banks, Inc		2.750	05/01/23	99,070
100,000		Synchrony Bank		3.000	06/15/22	99,580
250,000		Toronto-Dominion Bank		1.850	09/11/20	247,218
100,000	i	Toronto-Dominion Bank	USD SWAP SEMI 30/360 5 Y + 2.205%	3.625	09/15/31	99,703
200,000	g	Turkiye Is Bankasi		5.500	04/21/22	201,920
200,000	g	UBS AG.		2.450	12/01/20	199,397
125,000		UnionBanCal Corp		3.500	06/18/22	128,117
370,000		US Bank NA		2.800	01/27/25	367,418
150,000	i	Westpac Banking Corp	USD ICE SWAP 11:00 NY 5 Y + 2.236%	4.322	11/23/31	154,505
100,000	i	Westpac Banking Corp	USD ICE SWAP 11:00 NY 5 Y + 2.888%	5.000	12/30/49	99,702

		TOTAL BANKS				13,974,722

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CAPITAL GOODS - 1.3%
$ 250,000		Air Lease Corp	3.875%	04/01/21	$258,920
50,000	g	Cleaver-Brooks, Inc	7.875	03/01/23	51,250
100,000		Eaton Corp	4.000	11/02/32	103,214
175,000		Lockheed Martin Corp	2.500	11/23/20	176,105
100,000		Lockheed Martin Corp	3.550	01/15/26	103,812
150,000	g	Molex Electronic Technologies LLC	2.878	04/15/20	150,024
200,000	g	Molex Electronic Technologies LLC	3.900	04/15/25	203,885
200,000		Parker-Hannifin Corp	3.250	03/01/27	201,707
175,000		Rockwell Collins, Inc	3.500	03/15/27	178,131
125,000		Roper Technologies, Inc	3.800	12/15/26	128,872
250,000	g	Siemens Financieringsmaatschappij NV	2.350	10/15/26	236,071
100,000	g	Stena AB	7.000	02/01/24	93,937
100,000		Textron, Inc	3.875	03/01/25	103,637
425,000		Timken Co	3.875	09/01/24	427,640
150,000		United Technologies Corp	3.750	11/01/46	150,094

		TOTAL CAPITAL GOODS			2,567,299

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
25,000		AECOM	5.750	10/15/22	26,062
50,000		AECOM	5.875	10/15/24	54,160
40,000	g	Herc Rentals, Inc	7.750	06/01/24	43,900
75,000		Republic Services, Inc	3.800	05/15/18	75,518
350,000		Republic Services, Inc	3.550	06/01/22	360,762
290,000		Republic Services, Inc	2.900	07/01/26	283,886
75,000		United Rentals North America, Inc	5.500	07/15/25	79,500
125,000		Visa, Inc	3.650	09/15/47	128,119
50,000		Waste Management, Inc	2.400	05/15/23	49,022
175,000		Waste Management, Inc	3.150	11/15/27	174,847
50,000		Waste Management, Inc	3.900	03/01/35	52,382
50,000		Waste Management, Inc	4.100	03/01/45	53,644

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			1,381,802

CONSUMER DURABLES & APPAREL - 0.2%
175,000		Newell Rubbermaid, Inc	4.200	04/01/26	182,726
100,000		PVH Corp	4.500	12/15/22	102,230

		TOTAL CONSUMER DURABLES & APPAREL			284,956

CONSUMER SERVICES - 0.2%
100,000		ADT Corp	6.250	10/15/21	109,500
100,000		Aramark Services, Inc	4.750	06/01/26	101,500
70,000		Speedway Motorsports, Inc	5.125	02/01/23	72,275

		TOTAL CONSUMER SERVICES			283,275

DIVERSIFIED FINANCIALS - 4.6%
200,000		American Express Co	2.500	08/01/22	197,560
50,000		American Express Credit Corp	2.700	03/03/22	50,156
175,000		American Express Credit Corp	3.300	05/03/27	177,533
50,000		Bank of New York Mellon Corp	5.450	05/15/19	52,201
125,000		Berkshire Hathaway, Inc	3.125	03/15/26	126,381

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 175,000		Capital One Financial Corp	3.300%	10/30/24	$174,326
200,000	g	Credit Suisse Group AG.	2.997	12/14/23	197,623
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23	206,228
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25	153,023
225,000	g	Daimler Finance North America LLC	2.200	10/30/21	220,938
125,000	g	EDP Finance BV	3.625	07/15/24	125,945
750,000		Ford Motor Credit Co LLC	2.597	11/04/19	750,405
325,000		Ford Motor Credit Co LLC	3.200	01/15/21	329,520
200,000		Ford Motor Credit Co LLC	3.339	03/28/22	202,292
250,000		Ford Motor Credit Co LLC	3.815	11/02/27	249,991
125,000		General Motors Financial Co, Inc	3.950	04/13/24	128,660
300,000		Goldman Sachs Group, Inc	3.500	01/23/25	304,682
250,000		Goldman Sachs Group, Inc	3.691	06/05/28	253,541
100,000		Goldman Sachs Group, Inc	4.017	10/31/38	102,761
125,000		Goldman Sachs Group, Inc	4.800	07/08/44	142,446
200,000	g	GrupoSura Finance S.A.	5.500	04/29/26	216,750
200,000	g	GTH Finance BV	7.250	04/26/23	224,800
100,000	g	Icahn Enterprises LP	6.250	02/01/22	102,250
250,000	g	ICICI Bank Ltd	3.800	12/14/27	246,848
100,000		International Lease Finance Corp	5.875	08/15/22	110,773
100,000		Legg Mason, Inc	2.700	07/15/19	100,277
100,000		Legg Mason, Inc	3.950	07/15/24	102,284
325,000		Morgan Stanley	1.875	01/05/18	324,994
175,000		Morgan Stanley	2.750	05/19/22	174,336
450,000		Morgan Stanley	3.125	07/27/26	443,727
150,000		Morgan Stanley	3.625	01/20/27	153,475
50,000		National Rural Utilities Cooperative Finance Corp	10.375	11/01/18	53,416
100,000		ORIX Corp	3.250	12/04/24	99,658
100,000	g	Quicken Loans, Inc	5.250	01/15/28	98,720
125,000		Raymond James Financial, Inc	4.950	07/15/46	141,193
350,000		Shire Acquisitions Investments Ireland DAC	3.200	09/23/26	342,119
125,000		TD Ameritrade Holding Corp	3.300	04/01/27	126,100
150,000	g	UBS Group Funding Jersey Ltd	2.950	09/24/20	151,552
200,000	g	UBS Group Funding Jersey Ltd	2.650	02/01/22	197,712
175,000		Unilever Capital Corp	2.900	05/05/27	173,394
1,125,000		Wells Fargo & Co	2.625	07/22/22	1,118,803
200,000		Wells Fargo & Co	3.069	01/24/23	201,477
225,000		Wells Fargo & Co	3.584	05/22/28	229,311

		TOTAL DIVERSIFIED FINANCIALS			9,280,181

ENERGY - 3.1%

200,000	g	Abu Dhabi Crude Oil Pipeline LLC	3.650	11/02/29	198,155
100,000		Anadarko Petroleum Corp	5.550	03/15/26	112,172
100,000		Andeavor Logistics LP	4.250	12/01/27	100,829
100,000		Andeavor Logistics LP	5.200	12/01/47	104,207
250,000		BP Capital Markets plc	1.375	05/10/18	249,618
300,000		BP Capital Markets plc	2.315	02/13/20	300,713
100,000		BP Capital Markets plc	2.520	09/19/22	99,489
125,000		BP Capital Markets plc	3.279	09/19/27	126,499
150,000		Canadian Natural Resources Ltd	3.850	06/01/27	153,057
125,000		Cenovus Energy, Inc	5.400	06/15/47	131,433
10,000		Cheniere Corpus Christi Holdings LLC	7.000	06/30/24	11,381
75,000	g	Continental Resources, Inc	4.375	01/15/28	74,040

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Devon Energy Corp	4.750%	05/15/42	$105,804
50,000		Ecopetrol S.A.	5.875	09/18/23	55,250
100,000		Enterprise Products Operating LLC	3.700	02/15/26	102,368
75,000		Enterprise Products Operating LLC	4.450	02/15/43	77,575
50,000		Enterprise Products Operating LLC	4.850	03/15/44	54,759
25,000	†	EP Energy LLC	6.375	06/15/23	13,500
175,000		EQT Corp	3.900	10/01/27	173,922
75,000		Exterran Partners LP	6.000	10/01/22	75,000
200,000		Exxon Mobil Corp	2.222	03/01/21	199,522
125,000		Genesis Energy LP	6.250	05/15/26	124,531
100,000		Husky Energy, Inc	3.950	04/15/22	103,450
100,000		Magellan Midstream Partners LP	4.200	10/03/47	100,737
150,000		Marathon Oil Corp	2.700	06/01/20	150,011
25,000		Marathon Oil Corp	5.200	06/01/45	27,686
50,000		Marathon Petroleum Corp	4.750	09/15/44	52,197
52,000		Noble Energy, Inc	5.625	05/01/21	53,414
150,000		Noble Energy, Inc	3.850	01/15/28	150,414
200,000		ONE Gas, Inc	2.070	02/01/19	200,031
100,000		ONE Gas, Inc	3.610	02/01/24	103,647
100,000		ONEOK, Inc	4.000	07/13/27	101,324
100,000		Petrobras Global Finance BV	6.125	01/17/22	106,125
50,000		Petrobras Global Finance BV	7.250	03/17/44	52,000
50,000		Petroleos Mexicanos	5.500	02/04/19	51,673
75,000		Petroleos Mexicanos	6.375	02/04/21	81,525
150,000		Petroleos Mexicanos	3.500	01/30/23	146,850
80,000		Petroleos Mexicanos	4.250	01/15/25	79,520
150,000	g	Petroleos Mexicanos	6.500	03/13/27	163,950
45,000		Pioneer Natural Resources Co	7.500	01/15/20	49,354
150,000		Pioneer Natural Resources Co	3.450	01/15/21	153,007
125,000		Pioneer Natural Resources Co	4.450	01/15/26	133,947
250,000	g	Reliance Industries Ltd	3.667	11/30/27	247,394
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	177,010
75,000		Shell International Finance BV	2.375	08/21/22	74,454
75,000		Shell International Finance BV	4.000	05/10/46	79,802
100,000		Statoil ASA	1.200	01/17/18	99,973
200,000		Statoil ASA	2.450	01/17/23	198,783
125,000		Suncor Energy, Inc	4.000	11/15/47	127,805
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	122,533
10,000		Tesoro Logistics LP	6.375	05/01/24	10,850
100,000		TransCanada PipeLines Ltd	5.850	03/15/36	125,332
50,000		Vale Overseas Ltd	4.375	01/11/22	51,700
25,000		Vale Overseas Ltd	6.875	11/21/36	30,625
25,000	g	Whiting Petroleum Corp	6.625	01/15/26	25,500
150,000	g	YPF S.A.	6.950	07/21/27	159,225

		TOTAL ENERGY			6,235,672

FOOD & STAPLES RETAILING - 0.4%
100,000		Albertsons Cos LLC	6.625	06/15/24	95,500
275,000		CVS Health Corp	2.875	06/01/26	263,588
140,000		Ingles Markets, Inc	5.750	06/15/23	141,750
100,000		Kroger Co	3.700	08/01/27	101,229
100,000		SYSCO Corp	3.250	07/15/27	99,634

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Walgreens Boots Alliance, Inc	3.450%	06/01/26	$98,859

		TOTAL FOOD & STAPLES RETAILING			800,560

FOOD, BEVERAGE & TOBACCO - 1.0%
250,000		Anheuser-Busch InBev Finance, Inc	2.650	02/01/21	251,233
150,000		Anheuser-Busch InBev Finance, Inc	3.300	02/01/23	153,473
100,000		Anheuser-Busch InBev Worldwide, Inc	4.950	01/15/42	115,657
250,000	g	BAT Capital Corp	3.557	08/15/27	250,250
225,000		Constellation Brands, Inc	6.000	05/01/22	252,855
150,000	g	Heineken NV	3.500	01/29/28	152,984
100,000	g	Heineken NV	4.350	03/29/47	109,890
100,000		Mead Johnson Nutrition Co	3.000	11/15/20	101,490
275,000		PepsiCo, Inc	3.450	10/06/46	266,520
175,000	g	Pernod-Ricard S.A.	4.250	07/15/22	185,299
100,000		Tyson Foods, Inc	3.550	06/02/27	102,367

		TOTAL FOOD, BEVERAGE & TOBACCO			1,942,018

HEALTH CARE EQUIPMENT & SERVICES - 0.9%
100,000		Anthem, Inc	3.650	12/01/27	101,902
250,000		Becton Dickinson and Co	3.700	06/06/27	251,856
200,000		Cardinal Health, Inc	3.410	06/15/27	195,712
100,000		Covidien International Finance S.A.	3.200	06/15/22	102,196
200,000		Express Scripts Holding Co	3.400	03/01/27	196,206
15,000		HCA, Inc	6.500	02/15/20	15,900
150,000		HCA, Inc	5.875	03/15/22	160,500
30,000		LifePoint Health, Inc	5.375	05/01/24	29,775
200,000		Medtronic, Inc	4.625	03/15/45	232,799
100,000		Thermo Fisher Scientific, Inc	2.400	02/01/19	100,237
125,000		Thermo Fisher Scientific, Inc	3.150	01/15/23	126,545
75,000		Thermo Fisher Scientific, Inc	2.950	09/19/26	72,858
200,000		Thermo Fisher Scientific, Inc	3.200	08/15/27	198,169
55,000		Zimmer Holdings, Inc	3.550	04/01/25	54,951

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			1,839,606

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
20,000		Ecolab, Inc	2.700	11/01/26	19,167
125,000		Procter & Gamble Co	3.500	10/25/47	126,089

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			145,256

INSURANCE - 1.3%
100,000		ACE INA Holdings, Inc	2.875	11/03/22	101,348
100,000		Allstate Corp	3.280	12/15/26	101,480
100,000		Allstate Corp	5.750	08/15/53	109,100
100,000		American Financial Group, Inc	3.500	08/15/26	99,079
200,000		American International Group, Inc	2.300	07/16/19	199,831
90,000		American International Group, Inc	3.750	07/10/25	92,771
150,000		Aon plc	3.875	12/15/25	156,794
200,000		Children’s Hospital Medic	4.268	05/15/44	217,537
100,000		CNA Financial Corp	3.950	05/15/24	104,055
100,000		CNA Financial Corp	3.450	08/15/27	98,516
100,000		Hartford Financial Services Group, Inc	4.300	04/15/43	107,071
100,000		Humana, Inc	3.950	03/15/27	103,510

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Markel Corp	3.500%	11/01/27	$99,462
100,000		Markel Corp	4.300	11/01/47	102,614
125,000		Mercury General Corp	4.400	03/15/27	128,492
100,000		MetLife, Inc	3.600	11/13/25	104,001
100,000	g	Prudential Funding LLC	6.750	09/15/23	116,610
25,000		Travelers Cos, Inc	5.800	05/15/18	25,352
100,000		Travelers Cos, Inc	4.000	05/30/47	106,381
250,000		UnitedHealth Group, Inc	2.950	10/15/27	249,193
125,000		UnitedHealth Group, Inc	3.750	10/15/47	127,407
25,000		WR Berkley Corp	5.375	09/15/20	26,710

		TOTAL INSURANCE			2,577,314

MATERIALS - 2.0%
100,000		Agrium, Inc	4.125	03/15/35	103,240
200,000	g	Air Liquide Finance S.A.	1.750	09/27/21	193,955
35,000		Air Products & Chemicals, Inc	4.375	08/21/19	36,182
100,000		Albemarle Corp	5.450	12/01/44	117,900
25,000		Barrick Gold Corp	3.850	04/01/22	26,166
25,000		Berry Plastics Corp	6.000	10/15/22	26,188
40,000		BHP Billiton Finance USA Ltd	5.000	09/30/43	48,999
50,000		Blue Cube Spinco, Inc	9.750	10/15/23	59,000
50,000		Blue Cube Spinco, Inc	10.000	10/15/25	60,000
225,000	g	Celulosa Arauco y Constitucion S.A.	3.875	11/02/27	223,459
200,000	g	Cemex SAB de C.V.	7.750	04/16/26	226,500
200,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.500	09/16/25	214,741
200,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	200,254
100,000	g	CRH America Finance, Inc	3.400	05/09/27	99,948
55,000		Crown Americas LLC	4.500	01/15/23	55,825
200,000	g	Equate Petrochemical BV	3.000	03/03/22	196,886
100,000		Fibria Overseas Finance Ltd	4.000	01/14/25	99,000
100,000	g	Georgia-Pacific LLC	3.600	03/01/25	102,749
200,000	g	Gerdau Trade, Inc	4.875	10/24/27	199,000
25,000	g	Glencore Funding LLC	4.625	04/29/24	26,389
50,000	g	Glencore Funding LLC	4.000	03/27/27	50,187
50,000		International Paper Co	4.400	08/15/47	52,200
200,000	g	Inversiones CMPC S.A.	4.375	04/04/27	204,061
100,000	g	James Hardie International Finance DAC	4.750	01/15/25	100,750
100,000	g	James Hardie International Finance DAC	5.000	01/15/28	100,750
200,000	g	Klabin Finance S.A.	4.875	09/19/27	197,400
75,000		LYB International Finance II BV	3.500	03/02/27	75,359
100,000		Martin Marietta Materials, Inc	3.500	12/15/27	99,223
150,000		Newmont Mining Corp	4.875	03/15/42	166,321
25,000		Nucor Corp	4.000	08/01/23	26,173
25,000		Nucor Corp	5.200	08/01/43	30,263
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	86,200
150,000		Packaging Corp of America	3.650	09/15/24	153,772
100,000		Potash Corp of Saskatchewan, Inc	3.625	03/15/24	102,477
70,000	g	Sealed Air Corp	5.250	04/01/23	74,550
100,000		Sherwin-Williams Co	3.450	06/01/27	101,570
25,000		Sherwin-Williams Co	4.500	06/01/47	27,308
25,000		Steel Dynamics, Inc	5.125	10/01/21	25,625
50,000		Teck Resources Ltd	3.750	02/01/23	50,125

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 45,000	g	Univar, Inc	6.750%	07/15/23	$47,025

		TOTAL MATERIALS			4,087,720

MEDIA - 1.6%
500,000		21st Century Fox America, Inc	3.000	09/15/22	507,241
50,000		21st Century Fox America, Inc	6.900	08/15/39	70,518
100,000		AMC Entertainment, Inc	5.875	02/15/22	101,500
150,000		CBS Corp	2.300	08/15/19	149,880
100,000		CBS Corp	2.900	01/15/27	93,378
100,000		CBS Corp	3.375	02/15/28	96,272
75,000		Charter Communications Operating LLC	3.579	07/23/20	76,393
75,000		Charter Communications Operating LLC	4.464	07/23/22	78,242
325,000		Charter Communications Operating LLC	4.908	07/23/25	345,457
75,000		Cinemark USA, Inc	4.875	06/01/23	75,937
300,000		Comcast Corp	3.200	07/15/36	285,057
100,000		Discovery Communications LLC	2.950	03/20/23	98,953
100,000		Discovery Communications LLC	3.950	03/20/28	99,435
50,000	g	EMI Music Publishing Group North America Holdings, Inc	7.625	06/15/24	55,000
15,000	g	Gannett Co, Inc	4.875	09/15/21	15,295
80,000	g	Gannett Co, Inc	5.500	09/15/24	83,900
100,000	g	NBC Universal Enterprise, Inc	1.662	04/15/18	99,953
125,000	g	NBC Universal Enterprise, Inc	1.974	04/15/19	124,766
50,000	g	Nielsen Finance LLC	5.000	04/15/22	51,438
50,000		Outfront Media Capital LLC	5.250	02/15/22	51,250
50,000	g	Sirius XM Radio, Inc	5.375	07/15/26	51,813
75,000		Time Warner Cable, Inc	5.875	11/15/40	81,316
450,000		Time Warner, Inc	2.100	06/01/19	449,089
100,000		Time Warner, Inc	3.800	02/15/27	99,877

		TOTAL MEDIA			3,241,960

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
100,000		Abbott Laboratories	3.875	09/15/25	103,408
400,000		Abbott Laboratories	3.750	11/30/26	410,635
100,000		Abbott Laboratories	5.300	05/27/40	115,576
300,000		AbbVie, Inc	3.200	05/14/26	299,033
125,000		AbbVie, Inc	4.400	11/06/42	133,903
350,000		Actavis Funding SCS	3.800	03/15/25	356,237
100,000		Actavis Funding SCS	4.550	03/15/35	105,747
100,000		Amgen, Inc	1.850	08/19/21	97,473
150,000		Amgen, Inc	2.600	08/19/26	143,589
125,000		Amgen, Inc	4.400	05/01/45	135,883
100,000		AstraZeneca plc	3.125	06/12/27	98,788
75,000		Celgene Corp	3.625	05/15/24	77,118
150,000		Celgene Corp	3.450	11/15/27	149,842
150,000		Gilead Sciences, Inc	2.950	03/01/27	147,488
75,000		Gilead Sciences, Inc	4.150	03/01/47	79,700
150,000		Johnson & Johnson	2.900	01/15/28	150,176
100,000		Johnson & Johnson	3.400	01/15/38	102,345
100,000		Mylan NV	3.750	12/15/20	102,178
25,000		Mylan NV	3.950	06/15/26	25,203
175,000		Novartis Capital Corp	3.000	11/20/25	176,878

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000		Novartis Capital Corp	3.100%	05/17/27	$203,853
200,000	g	Roche Holdings, Inc	2.375	01/28/27	190,236
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	123,813

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,529,102

REAL ESTATE - 2.4%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	102,126
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	102,080
200,000		American Tower Corp	3.300	02/15/21	203,649
50,000		American Tower Corp	4.400	02/15/26	52,566
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	152,437
100,000		Brandywine Operating Partnership LP	3.950	11/15/27	99,230
100,000		Brixmor Operating Partnership LP	3.875	08/15/22	102,447
100,000		Brixmor Operating Partnership LP	3.650	06/15/24	99,456
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	199,689
100,000		Brixmor Operating Partnership LP	4.125	06/15/26	100,834
35,000		Camden Property Trust	4.625	06/15/21	36,998
100,000		Camden Property Trust	2.950	12/15/22	100,002
110,000		Crown Castle International Corp	4.875	04/15/22	117,946
50,000		Crown Castle International Corp	3.200	09/01/24	49,470
75,000		Crown Castle International Corp	3.650	09/01/27	74,794
100,000		DCT Industrial Operating Partnership LP	4.500	10/15/23	104,788
100,000		DDR Corp	3.625	02/01/25	98,342
75,000		DDR Corp	4.250	02/01/26	76,298
100,000		DDR Corp	4.700	06/01/27	104,662
100,000		Digital Realty Trust LP	3.700	08/15/27	100,698
100,000		Duke Realty LP	3.250	06/30/26	99,084
100,000		Equity One, Inc	3.750	11/15/22	102,432
75,000		Essex Portfolio LP	3.375	01/15/23	76,028
100,000		Federal Realty Investment Trust	3.250	07/15/27	99,152
100,000		Healthcare Realty Trust, Inc	3.750	04/15/23	101,701
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	177,272
100,000		Healthcare Trust of America Holdings LP	3.700	04/15/23	102,225
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	123,039
100,000		Highwoods Realty LP	3.875	03/01/27	100,149
100,000		Host Hotels & Resorts LP	4.500	02/01/26	104,668
50,000		Kimco Realty Corp	3.800	04/01/27	50,485
100,000		Liberty Property LP	3.250	10/01/26	98,389
100,000		Mid-America Apartments LP	4.300	10/15/23	104,919
125,000		Mid-America Apartments LP	3.750	06/15/24	128,451
100,000		Mid-America Apartments LP	3.600	06/01/27	100,142
50,000		National Retail Properties, Inc	3.800	10/15/22	51,642
100,000		National Retail Properties, Inc	3.300	04/15/23	100,484
100,000		National Retail Properties, Inc	4.000	11/15/25	102,556
100,000		Realty Income Corp	3.650	01/15/28	100,707
150,000		Regency Centers LP	3.900	11/01/25	153,235
200,000		Regency Centers LP	3.600	02/01/27	200,126
50,000		Weingarten Realty Investors	3.375	10/15/22	50,399
100,000		Weingarten Realty Investors	3.500	04/15/23	100,808
100,000		Weingarten Realty Investors	4.450	01/15/24	104,911
100,000		Weingarten Realty Investors	3.850	06/01/25	100,906
100,000		Weingarten Realty Investors	3.250	08/15/26	95,953

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 25,000		Welltower, Inc	4.000%	06/01/25	$25,845

		TOTAL REAL ESTATE			4,834,220

RETAILING - 1.3%
25,000		Asbury Automotive Group, Inc	6.000	12/15/24	26,030
300,000		AutoZone, Inc	2.500	04/15/21	297,880
15,000		Dollar Tree, Inc	5.750	03/01/23	15,713
125,000		Enable Midstream Partners LP	4.400	03/15/27	127,074
200,000		Home Depot, Inc	2.000	04/01/21	198,009
150,000		Home Depot, Inc	3.350	09/15/25	154,983
100,000		Home Depot, Inc	3.000	04/01/26	100,105
100,000		Home Depot, Inc	3.500	09/15/56	96,087
75,000		L Brands, Inc	6.875	11/01/35	75,750
75,000		L Brands, Inc	6.750	07/01/36	75,000
50,000		Macy’s Retail Holdings, Inc	4.500	12/15/34	42,486
70,000		Men’s Wearhouse, Inc	7.000	07/01/22	70,266
550,000		O’Reilly Automotive, Inc	3.550	03/15/26	555,526
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	125,423
100,000	†,g	PetSmart, Inc	7.125	03/15/23	59,250
150,000		Priceline Group, Inc	3.550	03/15/28	148,538
125,000	g	Rolls-Royce plc	2.375	10/14/20	124,170
100,000	g	Rolls-Royce plc	3.625	10/14/25	103,110
100,000		Target Corp	2.500	04/15/26	96,120
125,000		Target Corp	3.625	04/15/46	121,546

		TOTAL RETAILING			2,613,066

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
300,000		Intel Corp	3.150	05/11/27	305,856
125,000		Intel Corp	4.100	05/11/47	137,591
100,000		Maxim Integrated Products, Inc	3.450	06/15/27	100,449
100,000		Texas Instruments, Inc	2.625	05/15/24	99,183

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			643,079

SOFTWARE & SERVICES - 1.0%
100,000		Activision Blizzard Inc	2.300	09/15/21	98,677
100,000		Activision Blizzard Inc	3.400	09/15/26	101,178
575,000		Microsoft Corp	2.400	08/08/26	554,353
100,000		Microsoft Corp	4.100	02/06/37	111,568
100,000		Microsoft Corp	4.250	02/06/47	114,217
100,000		NCR Corp	5.875	12/15/21	102,500
50,000	g	Open Text Corp	5.625	01/15/23	52,063
50,000	g	Open Text Corp	5.875	06/01/26	53,875
125,000		Oracle Corp	2.500	05/15/22	125,182
250,000		Oracle Corp	3.250	11/15/27	254,164
100,000		Oracle Corp	3.800	11/15/37	104,880
125,000		Oracle Corp	4.000	11/15/47	132,980
200,000		VMware, Inc	2.950	08/21/22	199,415

		TOTAL SOFTWARE & SERVICES			2,005,052

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
200,000		Amphenol Corp	3.125	09/15/21	203,156
250,000		Apple, Inc	3.200	05/11/27	253,102

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 500,000		Apple, Inc	3.000%	11/13/27	$496,814
75,000	g	Broadcom Corp	3.875	01/15/27	73,783
100,000	g	Broadcom Corp	3.500	01/15/28	95,302
250,000		Cisco Systems, Inc	1.850	09/20/21	245,326
75,000	g	CommScope, Inc	5.000	06/15/21	76,406
75,000	g	CommScope, Inc	5.500	06/15/24	78,000
100,000		Corning, Inc	4.375	11/15/57	99,167
100,000	g	Diamond Finance Corp	3.480	06/01/19	101,244
225,000	g	Diamond Finance Corp	4.420	06/15/21	234,432
100,000	g	Diamond Finance Corp	6.020	06/15/26	110,235
100,000		Tyco Electronics Group S.A.	2.375	12/17/18	100,224
150,000		Tyco Electronics Group S.A.	3.500	02/03/22	154,091
100,000		Tyco Electronics Group S.A.	3.700	02/15/26	103,842

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,425,124

TELECOMMUNICATION SERVICES - 2.0%
25,000	g	Altice Luxembourg S.A.	7.750	05/15/22	24,500
125,000		AT&T, Inc	3.400	05/15/25	122,865
250,000		AT&T, Inc	3.900	08/14/27	251,598
339,000	g	AT&T, Inc	4.100	02/15/28	340,021
150,000		AT&T, Inc	4.500	05/15/35	149,011
125,000		AT&T, Inc	5.250	03/01/37	132,114
250,000		AT&T, Inc	4.900	08/14/37	253,495
100,000		AT&T, Inc	4.750	05/15/46	97,721
125,000		AT&T, Inc	5.450	03/01/47	133,486
250,000		AT&T, Inc	5.150	02/14/50	251,247
200,000	g	Bharti Airtel International Netherlands BV	5.125	03/11/23	212,093
100,000		Deutsche Telekom International Finance BV	8.750	06/15/30	147,913
50,000		France Telecom S.A.	5.375	01/13/42	60,267
250,000	g	MTN Mauritius Investment Ltd	5.373	02/13/22	258,526
100,000		Telefonica Emisiones SAU	4.103	03/08/27	103,301
50,000		T-Mobile USA, Inc	6.375	03/01/25	53,500
675,000		Verizon Communications, Inc	3.450	03/15/21	695,510
400,000		Verizon Communications, Inc	4.150	03/15/24	420,635
258,000		Verizon Communications, Inc	4.272	01/15/36	256,481
100,000		Verizon Communications, Inc	4.125	08/15/46	92,297

		TOTAL TELECOMMUNICATION SERVICES			4,056,581

TRANSPORTATION - 1.1%
165,000	g	Asciano Finance Ltd	5.000	04/07/18	166,049
125,000		Burlington Northern Santa Fe LLC	4.125	06/15/47	136,833
225,000		Canadian Pacific Railway Co	2.900	02/01/25	223,174
100,000		CSX Corp	3.800	11/01/46	99,332
200,000		Delta Air Lines, Inc	3.625	03/15/22	202,931
100,000		FedEx Corp	4.100	02/01/45	102,984
20,000		FedEx Corp	4.750	11/15/45	22,376
400,000		Kansas City Southern	2.350	05/15/20	398,387
100,000	g	Norfolk Southern Corp	4.050	08/15/52	103,538
175,000		Northrop Grumman Corp	3.250	01/15/28	175,201
100,000		Northrop Grumman Corp	4.030	10/15/47	104,409
250,000	g	TTX Co	3.600	01/15/25	255,690

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Union Pacific Corp	3.600%	09/15/37	$103,526
125,000		United Parcel Service, Inc	3.750	11/15/47	128,935

		TOTAL TRANSPORTATION			2,223,365

UTILITIES - 4.6%
100,000		AEP Transmission Co LLC	3.100	12/01/26	100,171
100,000		AEP Transmission Co LLC	4.000	12/01/46	105,812
50,000		AES Corp	4.875	05/15/23	50,937
200,000		AGL Capital Corp	3.875	11/15/25	206,328
100,000		Alabama Power Co	4.150	08/15/44	107,814
100,000		American Water Capital Corp	3.000	12/01/26	98,666
100,000		American Water Capital Corp	4.000	12/01/46	106,653
150,000		American Water Capital Corp	3.750	09/01/47	154,627
100,000	g	APT Pipelines Ltd	4.250	07/15/27	103,455
75,000		Atmos Energy Corp	8.500	03/15/19	80,617
125,000		Baltimore Gas & Electric Co	3.750	08/15/47	127,941
200,000		Black Hills Corp	4.250	11/30/23	209,285
100,000		Black Hills Corp	3.150	01/15/27	97,422
75,000	g	Calpine Corp	5.250	06/01/26	73,501
200,000		Carolina Power & Light Co	5.300	01/15/19	206,429
100,000		CMS Energy Corp	3.600	11/15/25	102,352
25,000		Connecticut Light & Power Co	5.500	02/01/19	25,822
150,000		Consolidated Edison Co of New York, Inc	3.875	06/15/47	156,720
100,000		Consolidated Edison, Inc	2.000	05/15/21	98,463
100,000		DTE Electric Co	3.750	08/15/47	103,926
15,000		Duke Energy Carolinas LLC	4.300	06/15/20	15,710
100,000		Duke Energy Corp	1.800	09/01/21	97,255
150,000		Duke Energy Corp	2.650	09/01/26	143,685
150,000		Energy Transfer Partners LP	4.750	01/15/26	155,585
100,000		Energy Transfer Partners LP	5.150	02/01/43	94,623
200,000		Energy Transfer Partners LP	5.150	03/15/45	195,065
100,000		Entergy Corp	2.950	09/01/26	97,267
50,000		EQT Midstream Partners LP	4.125	12/01/26	49,777
175,000		Exelon Generation Co LLC	3.400	03/15/22	177,920
150,000		Fortis, Inc	3.055	10/04/26	144,791
50,000		Indiana Michigan Power Co	7.000	03/15/19	52,712
100,000		Indiana Michigan Power Co	3.750	07/01/47	101,549
25,000		Integrys Energy Group, Inc	4.170	11/01/20	25,998
100,000		Interstate Power & Light Co	3.700	09/15/46	100,038
200,000	g	KazMunayGas National Co JSC	3.875	04/19/22	202,986
100,000		LG&E and KU Energy LLC	3.750	11/15/20	103,164
200,000	g	Listrindo Capital BV	4.950	09/14/26	202,000
100,000		MidAmerican Energy Co	4.250	05/01/46	112,158
200,000	g	Minejesa Capital BV	4.625	08/10/30	204,402
80,000		MPLX LP	4.000	02/15/25	81,616
100,000		MPLX LP	4.125	03/01/27	102,396
200,000	g	NBK SPC Ltd	2.750	05/30/22	196,649
250,000		NextEra Energy Capital Holdings, Inc	3.550	05/01/27	254,589
175,000		NiSource Finance Corp	3.490	05/15/27	178,071
50,000		NiSource Finance Corp	4.800	02/15/44	56,552
125,000		NiSource Finance Corp	3.950	03/30/48	127,925
100,000		Northeast Utilities	1.450	05/01/18	99,842
125,000		Northern States Power Co	3.600	09/15/47	127,065

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		NRG Energy, Inc	6.250%	05/01/24	$104,750
50,000	g	NRG Energy, Inc	5.750	01/15/28	50,500
125,000		Oncor Electric Delivery Co LLC	2.150	06/01/19	124,428
100,000		Pacific Gas & Electric Co	3.750	08/15/42	96,267
125,000		Pacific Gas & Electric Co	4.250	03/15/46	131,074
175,000		Phillips 66 Partners LP	3.550	10/01/26	173,398
100,000		Phillips 66 Partners LP	4.900	10/01/46	105,703
300,000		PPL Capital Funding, Inc	4.200	06/15/22	316,963
250,000		PPL Electric Utilities Corp	3.000	09/15/21	254,247
50,000		Progress Energy, Inc	7.050	03/15/19	52,780
80,000		Public Service Co of Colorado	4.750	08/15/41	92,999
100,000		Public Service Co of Oklahoma	5.150	12/01/19	104,705
100,000		Public Service Electric & Gas Co	3.600	12/01/47	102,290
200,000	g	Saka Energi Indonesia PT	4.450	05/05/24	203,089
125,000		Sempra Energy	2.875	10/01/22	124,819
100,000		Southern Co Gas Capital Corp	3.950	10/01/46	99,195
150,000		Southern Power Co	2.500	12/15/21	148,585
150,000		Southern Power Co	4.150	12/01/25	158,037
150,000		Spectra Energy Partners LP	4.500	03/15/45	154,724
55,000		Virginia Electric & Power Co	2.950	01/15/22	55,671
125,000		Virginia Electric & Power Co	3.500	03/15/27	129,200
100,000		Virginia Electric & Power Co	4.000	11/15/46	106,923
50,000		Western Gas Partners LP	4.650	07/01/26	51,963
75,000		Williams Partners LP	3.600	03/15/22	76,710
100,000		Williams Partners LP	4.500	11/15/23	105,742
75,000		Williams Partners LP	4.900	01/15/45	79,498
100,000		Xcel Energy, Inc	3.350	12/01/26	101,207
35,000		Xcel Energy, Inc	4.800	09/15/41	39,725

		TOTAL UTILITIES			9,163,523

		TOTAL CORPORATE BONDS (Cost $80,048,123)			81,370,161

GOVERNMENT BONDS - 41.7%

AGENCY SECURITIES - 0.2%
400,000		Private Export Funding Corp (PEFCO)	2.250	03/15/20	400,776

		TOTAL AGENCY SECURITIES			400,776

FOREIGN GOVERNMENT BONDS - 4.6%
200,000		Argentina Republic Government International Bond	5.625	01/26/22	211,000
200,000	g	Bermuda Government International Bond	3.717	01/25/27	202,250
BRL 350,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/21	108,658
$ 150,000	g	Caisse d’Amortissement de la Dette Sociale	1.875	07/28/20	148,613
200,000		Colombia Government International Bond	2.625	03/15/23	195,500
200,000		Colombia Government International Bond	5.000	06/15/45	211,500
200,000	g	Costa Rica Government International Bond	7.158	03/12/45	210,000
200,000	g	Croatia Government International Bond	6.750	11/05/19	214,633
225,000	g	Ecuador Government International Bond	9.650	12/13/26	258,188
125,000	g	El Salvador Government International Bond	8.625	02/28/29	146,250
100,000		European Investment Bank	4.875	02/15/36	130,801

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 200,000	g	Export Credit Bank of Turkey		5.375%	10/24/23	$202,196
250,000	g	Guatemala Government International Bond		4.500	05/03/26	252,580
300,000	g	Guatemala Government International Bond		4.375	06/05/27	299,250
200,000		Indonesia Government International Bond		3.500	01/11/28	199,464
189,000	g,i	Ivory Coast Government International Bond		5.750	12/31/32	187,661
150,000		Jamaica Government International Bond		8.000	03/15/39	183,857
200,000		Japan Bank for International Cooperation		2.375	04/20/26	193,965
200,000	g,i	Kommunalbanken AS.	LIBOR 3 M + 0.180%	1.616	02/20/18	200,000
250,000	g	Korea Housing Finance Corp		2.000	10/11/21	240,410
350,000	g	Kuwait International Government Bond		2.750	03/20/22	348,867
100,000		Mexico Government International Bond		4.000	10/02/23	104,650
250,000		Mexico Government International Bond		4.150	03/28/27	259,250
200,000		Mexico Government International Bond		4.750	03/08/44	202,200
200,000		Nigeria Government International Bond		5.625	06/27/22	207,300
200,000	g	Nigeria Government International Bond		6.500	11/28/27	208,574
250,000	g	Oman Government International Bond		6.500	03/08/47	250,396
200,000		Panama Government International Bond		4.500	05/15/47	215,300
200,000	g	Paraguay Government International Bond		4.700	03/27/27	209,500
200,000	g	Perusahaan Penerbit SBSN Indonesia III		3.400	03/29/22	202,760
125,000		Peruvian Government International Bond		5.625	11/18/50	160,375
150,000	g	Provincia de Buenos Aires		7.875	06/15/27	166,473
200,000	g	Provincia de Mendoza Argentina		8.375	05/19/24	223,012
250,000		Republic of South Africa Government International Bond		4.850	09/27/27	253,107
775,000	g	Saudi Government International Bond		2.875	03/04/23	762,408
200,000	g	Senegal Government International Bond		6.250	05/23/33	211,211
200,000	g	Southern Gas Corridor CJSC		6.875	03/24/26	227,250
200,000	g	Sri Lanka Government International Bond		5.750	01/18/22	208,945
250,000	g	Ukraine Government International Bond		7.375	09/25/32	246,350
UYU 2,765,000	g	Uruguay Government International Bond		9.875	06/20/22	101,701
$ 125,000		Uruguay Government International Bond		4.375	10/27/27	133,875
70,000		Uruguay Government International Bond		5.100	06/18/50	77,700
200,000	g	Zambia Government International Bond		8.500	04/14/24	220,706

		TOTAL FOREIGN GOVERNMENT BONDS				9,198,686

MORTGAGE BACKED - 14.5%
92,110		Federal Home Loan Mortgage Corp (FHLMC)		6.000	11/01/33	105,292
6,090		FHLMC		6.500	9/01/37	6,749
3,593		FHLMC		6.500	5/01/38	3,980
4,521		FHLMC		5.500	1/01/39	4,940
23,624		FHLMC		5.000	1/01/40	25,596
245,305		FHLMC		3.500	8/15/43	253,241
1,516		Federal Home Loan Mortgage Corp Gold (FGLMC)		6.000	3/01/33	1,694
9,316		FGLMC		6.000	9/01/34	10,506
26,782		FGLMC		6.000	8/01/37	30,388
4,821		FGLMC		6.500	11/01/37	5,340
20,595		FGLMC		5.000	4/01/38	22,457
16,324		FGLMC		5.000	7/01/39	17,781
374,159		FGLMC		3.500	4/01/45	387,331
1,442,043		FGLMC		3.500	10/01/45	1,490,864
477,623		FGLMC		4.000	12/01/45	504,852
597,440		FGLMC		3.500	8/01/46	617,521
611,064		FGLMC		4.000	9/01/47	647,922

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 39,958		Federal National Mortgage Association (FNMA)	6.000%	08/01/21	$41,888
1,306		FNMA	5.500	09/01/24	1,429
110,723		FNMA	3.500	01/01/26	114,595
245,329		FNMA	3.500	06/01/32	255,799
948,624		FNMA	3.500	07/01/32	981,096
9,667		FNMA	6.500	07/01/32	10,922
488,800		FNMA	2.500	08/01/32	488,685
545,921	h	FNMA	3.000	11/01/32	556,479
228,150		FNMA	5.500	03/01/34	253,228
19,167		FNMA	6.500	02/01/35	21,246
182,174		FNMA	5.000	05/01/35	197,916
7,516		FNMA	7.500	07/01/35	7,558
250,981		FNMA	5.000	02/01/36	272,686
2,590		FNMA	6.500	09/01/36	2,871
12,264		FNMA	7.000	02/01/37	13,181
22,348		FNMA	7.000	04/01/37	26,177
1,893		FNMA	6.500	08/01/37	2,098
2,390		FNMA	7.000	11/01/37	2,579
1,117		FNMA	6.500	02/01/38	1,238
225		FNMA	6.500	03/01/38	250
58,429		FNMA	6.500	07/01/39	65,570
209,999		FNMA	4.500	09/01/39	227,048
177,205		FNMA	4.500	10/01/39	192,575
65,243		FNMA	5.000	03/01/40	71,408
690,623		FNMA	5.500	07/01/40	766,593
311,512		FNMA	6.000	10/01/40	352,546
140,652		FNMA	5.000	02/01/41	154,899
116,955		FNMA	5.000	07/01/41	126,304
501,537		FNMA	4.500	08/01/42	541,004
493,739		FNMA	4.500	10/01/43	532,860
399,617		FNMA	4.500	10/01/44	431,904
755,860		FNMA	4.500	11/01/44	817,021
803,512		FNMA	4.000	12/01/44	847,955
501,308		FNMA	3.000	02/25/45	502,829
437,605		FNMA	4.000	09/01/45	461,745
875,995		FNMA	3.500	01/01/46	905,274
582,164		FNMA	4.000	01/01/46	615,600
1,592,082		FNMA	3.000	11/01/46	1,593,209
1,720,773		FNMA	3.000	12/01/46	1,721,991
968,618		FNMA	3.500	12/01/46	995,592
47,319	h	FNMA	3.000	01/01/47	47,353
952,393		FNMA	3.500	01/01/47	978,915
2,736,167	h	FNMA	4.000	09/01/47	2,865,540
1,327,000	h	FNMA	3.500	01/01/48	1,364,057
7,361		Government National Mortgage Association (GNMA)	5.000	03/15/34	7,920
78,116		GNMA	5.000	06/15/34	84,348
7,181		GNMA	5.000	04/15/38	7,791
3,825		GNMA	6.000	08/15/38	4,278
3,619		GNMA	6.000	08/20/38	4,079
19,209		GNMA	4.500	04/15/40	20,285
999,759		GNMA	3.500	08/20/47	1,035,283

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 89,805		GNMA	3.500%	11/20/47	$92,996
2,065,472	h	GNMA	3.000	12/20/47	2,085,680
1,115,000	h	GNMA	3.500	12/20/47	1,154,621

		TOTAL MORTGAGE BACKED			29,065,448

MUNICIPAL BONDS - 0.5%
1,000,000		State of Illinois	5.100	06/01/33	998,340

		TOTAL MUNICIPAL BONDS			998,340

U.S. TREASURY SECURITIES - 21.9%
1,000,000		United States Treasury Bond	3.125	11/15/41	1,073,951
2,935,700		United States Treasury Bond	3.000	11/15/45	3,079,694
290,000		United States Treasury Bond	2.500	05/15/46	275,549
1,865,000		United States Treasury Bond	2.875	11/15/46	1,911,035
915,000		United States Treasury Bond	3.000	05/15/47	960,941
40,000		United States Treasury Bond	2.750	08/15/47	40,005
1,000,000		United States Treasury Bond	2.750	11/15/47	1,000,515
250,000		United States Treasury Note	0.750	02/28/18	249,761
400,000		United States Treasury Note	0.875	03/31/18	399,501
3,500,000		United States Treasury Note	0.875	05/31/18	3,492,070
1,750,000		United States Treasury Note	0.625	06/30/18	1,742,754
1,850,000		United States Treasury Note	0.750	08/31/18	1,838,712
1,000,000		United States Treasury Note	0.750	09/30/18	992,878
255,000		United States Treasury Note	1.250	12/31/18	253,577
900,000		United States Treasury Note	1.125	01/31/19	893,108
75,000		United States Treasury Note	1.125	02/28/19	74,381
170,000		United States Treasury Note	1.250	04/30/19	168,639
360,000		United States Treasury Note	1.250	05/31/19	356,995
220,000		United States Treasury Note	1.375	07/31/19	218,323
435,000		United States Treasury Note	0.875	09/15/19	427,669
8,000		United States Treasury Note	1.375	09/30/19	7,930
45,000		United States Treasury Note	1.500	10/31/19	44,685
205,000		United States Treasury Note	1.750	11/30/19	204,463
785,000		United States Treasury Note	1.625	03/15/20	780,119
2,000,000		United States Treasury Note	1.500	05/15/20	1,980,625
3,075,000		United States Treasury Note	1.750	11/15/20	3,057,083
2,158,000		United States Treasury Note	1.375	05/31/21	2,109,295
125,000		United States Treasury Note	2.000	11/30/22	123,845
300,000		United States Treasury Note	1.625	04/30/23	290,799
675,000		United States Treasury Note	1.625	05/31/23	653,739
2,370,000		United States Treasury Note	2.250	12/31/23	2,365,144
3,605,000		United States Treasury Note	2.125	03/31/24	3,567,453
300,000		United States Treasury Note	2.000	04/30/24	294,519
1,000,000		United States Treasury Note	2.000	06/30/24	980,633
1,000,000		United States Treasury Note	2.125	07/31/24	987,895
1,830,000		United States Treasury Note	2.125	09/30/24	1,806,551
800,000		United States Treasury Note	2.250	10/31/24	796,121
2,000,000		United States Treasury Note	2.125	11/30/24	1,973,269
2,298,000		United States Treasury Note	2.250	11/15/27	2,264,863

		TOTAL U.S. TREASURY SECURITIES			43,739,089

		TOTAL GOVERNMENT BONDS (Cost $83,105,361)			83,402,339

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

STRUCTURED ASSETS - 12.9%

ASSET BACKED - 7.1%
$ 51,104	i	ACE Securities Corp Home Equity Loan Trust	LIBOR 1 M + 0.735%	2.287%	08/25/35	$51,161
		Series - 2005 HE5 (Class M2)
500,000		American Express Credit Account Master Trust		2.350	05/15/25	498,341
		Series - 2017 7 (Class A)
200,000		AmeriCredit Automobile Receivables Trust		3.340	08/08/21	202,774
		Series - 2015 3 (Class D)
100,000	g	Avis Budget Rental Car Funding AESOP LLC		3.040	03/20/19	100,116
		Series - 2012 3A (Class B)
500,000	g	Avis Budget Rental Car Funding AESOP LLC		2.970	03/20/24	499,918
		Series - 2017 2A (Class A)
1,000,000	g	Capital Automotive REIT		3.660	10/15/44	1,002,340
		Series - 2014 1A (Class A)
496,667	g	Capital Automotive REIT		3.870	04/15/47	503,576
		Series - 2017 1A (Class A1)
500,000		Capital One Multi-Asset Execution Trust		2.290	07/15/25	496,463
		Series - 2017 A6 (Class A6)
500,000		CarMax Auto Owner Trust		2.330	05/15/23	496,814
		Series - 2017 4 (Class A4)
144,702	†,g,i	CBRE Realty Finance	LIBOR 3 M + 0.300%	1.650	04/07/52	4,910
		Series - 2007 1A (Class A2)
15,026		Centex Home Equity		5.540	01/25/32	15,236
		Series - 2002 A (Class AF6)
500,000		CNH Equipment Trust		2.360	11/15/24	497,288
		Series - 2017 C (Class A4)
500,000	g	DB Master Finance LLC		3.629	11/20/47	503,260
		Series - 2017 1A (Class A2I)
640,250	g	Domino’s Pizza Master Issuer LLC		3.484	10/25/45	642,478
		Series - 2015 1A (Class A2I)
492,500	g	Domino’s Pizza Master Issuer LLC		4.474	10/25/45	503,118
		Series - 2015 1A (Class A2II)
498,750	g	Domino’s Pizza Master Issuer LLC		3.082	07/25/47	493,274
		Series - 2017 1A (Class A2II)
500,000	g	Ford Credit Auto Owner Trust		2.360	03/15/29	495,392
		Series - 2017 2 (Class A)
500,000		Ford Credit Floorplan Master Owner Trust		2.160	09/15/22	498,017
		Series - 2017 2 (Class A1)
500,000		Ford Credit Floorplan Master Owner Trust		2.480	09/15/24	497,177
		Series - 2017 3 (Class A)
500,000	g	GM Financial Consumer Automobile Receivables Trust		2.130	03/16/23	496,823
		Series - 2017 3A (Class A4)
248,608	g	HERO Funding Trust		3.190	09/20/48	247,891
		Series - 2017 3A (Class A1)
248,608	g	HERO Funding Trust		3.950	09/20/48	256,363
		Series - 2017 3A (Class A2)
97,497	i	Lehman XS Trust		6.500	06/25/46	82,158
		Series - 2006 13 (Class 2A1)
961,294	g	MVW Owner Trust		2.420	12/20/34	952,530
		Series - 2017 1A (Class A)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 500,000		Nissan Auto Lease Trust		2.050%	09/15/20	$498,832
		Series - 2017 B (Class A3)
63,164	g,i	Orange Lake Timeshare Trust		3.030	07/09/29	62,553
		Series - 2014 AA (Class B)
62,371	i	Residential Funding Mortgage Securities II, Inc		6.560	02/25/36	65,317
		Series - 2006 HI1 (Class M2)
500,000	g	Santander Retail Auto Lease Trust		2.370	01/20/22	497,787
		Series - 2017 A (Class A4)
24,076	g	Sierra Receivables Funding Co LLC		1.590	11/20/29	24,063
		Series - 2013 1A (Class A)
38,522	g	Sierra Receivables Funding Co LLC		2.390	11/20/29	38,513
		Series - 2013 1A (Class B)
256,982	g	SLM Student Loan Trust		3.830	01/17/45	259,802
		Series - 2012 A (Class A2)
500,000	g	SoFi Professional Loan Program LLC		2.840	01/25/41	500,589
		Series - 2017 F (Class A2FX)
165,650	†,g	SolarCity LMC		4.020	07/20/44	159,842
		Series - 2014 2 (Class A)
256,471	g	SpringCastle America Funding LLC		3.050	04/25/29	258,061
		Series - 2016 AA (Class A)
500,000		Synchrony Credit Card Master Note Trust		2.620	10/15/25	499,774
		Series - 2017 2 (Class A)
740,625	g	Taco Bell Funding LLC		3.832	05/25/46	750,675
		Series - 2016 1A (Class A2I)
43,924	g	Wachovia Amortization Controlled Heloc NIM		5.683	08/12/47	43,544
		Series - 2006 N1 (Class N1)
500,000	g,h	Wendys Funding LLC		3.573	03/15/48	499,844
		Series - 2018 1A (Class A2I)

		TOTAL ASSET BACKED				14,196,614

OTHER MORTGAGE BACKED - 5.8%
68,156	g	Banc of America Commercial Mortgage Trust		5.416	01/15/49	69,038
		Series - 2007 1 (Class AM)
80,083	i	Banc of America Commercial Mortgage Trust		5.482	01/15/49	81,128
		Series - 2007 1 (Class AMFX)
165,000	g,i	Banc of America Commercial Mortgage Trust		5.859	02/10/51	165,717
		Series - 2007 4 (Class E)
150,000	g,i	Banc of America Commercial Mortgage Trust		6.000	02/10/51	150,652
		Series - 2007 4 (Class D)
200,000	g	BBCMS Trust		4.197	08/10/35	215,663
		Series - 2015 SRCH (Class A2)
1,000,000		CGMS Commercial Mortgage Trust		3.197	08/15/50	1,006,785
		Series - 2017 B1 (Class A3)
93,724	i	CHL Mortgage Pass-Through Trust		3.513	02/20/35	94,683
		Series - 2004 HYB9 (Class 1A1)
284,752	g,i	Citigroup Mortgage Loan Trust	LIBOR 1 M + 0.180%	1.508	05/25/37	277,083
		Series - 2015 8 (Class 1A1)
888,475	i	COBALT CMBS Commercial Mortgage Trust		5.839	05/15/46	903,081
		Series - 2007 C3 (Class AJ)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 734,826	i	Connecticut Avenue Securities	LIBOR 1 M + 1.450%	3.002%	01/25/29	$741,970
		Series - 2016 C04 (Class 1M1)
932,013	i	Connecticut Avenue Securities	LIBOR 1 M + 1.300%	2.852	04/25/29	942,673
		Series - 2016 C06 (Class 1M1)
175,000	g,i	DBUBS Mortgage Trust		5.698	11/10/46	187,465
		Series - 2011 LC1A (Class C)
364,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust		5.631	02/15/46	376,960
		Series - 2011 C3 (Class D)
100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust		5.397	07/15/46	106,054
		Series - 2011 C4 (Class C)
400,000		JP Morgan Chase Commercial Mortgage Securities Trust		3.744	07/15/50	408,743
		Series - 2017 JP6 (Class AS)
51,677	i	LB-UBS Commercial Mortgage Trust		5.563	02/15/40	51,712
		Series - 2007 C1 (Class D)
263,742	i	LB-UBS Commercial Mortgage Trust		6.114	07/15/40	263,607
		Series - 2007 C6 (Class AM)
253,401	†,g,i	LVII Resecuritization Trust	LIBOR 1 M + 2.800%	4.042	07/25/47	253,876
		Series - 2015 A (Class A)
405,103	i	Morgan Stanley Capital I Trust		5.389	11/12/41	405,413
		Series - 2006 HQ10 (Class AJ)
350,367	i	Morgan Stanley Capital I Trust		5.995	06/11/49	350,898
		Series - 2007 IQ15 (Class AJ)
238,498	i	Structured Agency Credit Risk Debt Note (STACR)	LIBOR 1 M + 2.200%	3.752	09/25/24	246,077
		Series - 2014 HQ2 (Class M2)
86,980	i	Structured Agency Credit Risk Debt Note (STACR)	LIBOR 1 M + 2.200%	3.752	03/25/25	87,697
		Series - 2015 HQ1 (Class M2)
250,000	i	Structured Agency Credit Risk Debt Note (STACR)	LIBOR 1 M + 3.800%	5.352	03/25/25	271,750
		Series - 2015 HQ1 (Class M3)
266,612	i	Structured Agency Credit Risk Debt Note (STACR)	LIBOR 1 M + 1.950%	3.502	05/25/25	272,778
		Series - 2015 HQ2 (Class M2)
984,652	i	Structured Agency Credit Risk Debt Note (STACR)	LIBOR 1 M + 0.750%	2.302	03/25/30	988,447
		Series - 2017 DNA3 (Class M1)
1,081,857	i	Wachovia Bank Commercial Mortgage Trust		6.084	05/15/46	1,109,371
		Series - 2007 C34 (Class AJ)
36,535	i	Wachovia Bank Commercial Mortgage Trust		6.011	02/15/51	36,483
		Series - 2007 C33 (Class AM)
490,000		Wells Fargo Commercial Mortgage Trust		3.406	05/15/48	487,979
		Series - 2015 NXS1 (Class AS)
1,000,000	i	Wells Fargo Commercial Mortgage Trust		3.157	09/15/50	1,002,846
		Series - 2017 C39 (Class A4)
50,000	g,i	Wells Fargo Mortgage Backed Securities Trust		5.276	11/15/43	52,735
		Series - 2010 C1 (Class B)

		TOTAL OTHER MORTGAGE BACKED				11,609,364

		TOTAL STRUCTURED ASSETS (Cost $25,818,234)				25,805,978

		TOTAL BONDS (Cost $188,971,718)				190,578,478

TIAA-CREF LIFE FUNDS - Bond Fund

SHARES		COMPANY			VALUE

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
5,517	*	Federal Home Loan Mortgage Corp			$47,446
17,265	*	Federal National Mortgage Association (FNMA)			151,932

		TOTAL BANKS			199,378

		TOTAL PREFERRED STOCKS (Cost $569,550)			199,378

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.1%

TREASURY DEBT - 3.1%
$ 6,270,000		United States Cash Management Bill	0.900%	01/02/18	6,270,000

		TOTAL TREASURY DEBT			6,270,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $6,269,843)			6,270,000

		TOTAL INVESTMENTS - 99.2% (Cost $197,165,675)			198,409,375
		OTHER ASSETS & LIABILITIES, NET - 0.8%			1,559,171

		NET ASSETS - 100.0%			$199,968,546

Abbreviation(s):

BRL	Brazilian Real

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

M	Month

MTN	Medium Term Note

REIT	Real Estate Investment Trust

USD	United States Dollar

UYU	Uruguayan Peso

Y	Year

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/17, the aggregate value of these securities was $32,580,804 or 16.3% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 99.6%

GOVERNMENT AGENCY DEBT - 63.7%
$ 524,000	Federal Agricultural Mortgage Corp (FAMC)	1.110%	01/30/18	$523,531
300,000	FAMC	1.150	02/01/18	299,703
500,000	FAMC	0.010	03/02/18	498,950
410,000	FAMC	0.010	05/29/18	407,573
1,007,000	Federal Farm Credit Bank (FFCB)	1.090 - 1.130	01/17/18	1,006,503
420,000	FFCB	0.010	01/23/18	419,689
695,000	FFCB	0.010	02/06/18	694,124
500,000	FFCB	0.010	02/14/18	499,230
400,000	FFCB	0.010	02/22/18	399,272
200,000	FFCB	0.010	02/28/18	199,581
370,000	FFCB	0.010	03/13/18	369,059
800,000	FFCB	0.010	03/27/18	797,488
330,000	FFCB	0.010	04/10/18	328,775
200,000	FFCB	0.010	04/19/18	199,208
1,000,000	FFCB	0.010	04/25/18	995,693
445,000	FFCB	0.010	06/05/18	442,184
518,000	FFCB	0.010	06/15/18	514,557
250,000	Federal Home Loan Bank (FHLB)	1.060	01/02/18	249,993
1,500,000	FHLB	1.050 - 1.100	01/03/18	1,499,910
885,000	FHLB	0.010 - 1.165	01/05/18	884,888
700,000	FHLB	1.120	01/09/18	699,826
1,358,000	FHLB	0.010 - 1.110	01/10/18	1,357,617
520,000	FHLB	1.100	01/17/18	519,746
1,000,000	FHLB	1.115	01/19/18	999,442
2,000,000	FHLB	0.010	01/22/18	1,998,536
1,505,000	FHLB	1.115 - 1.140	01/24/18	1,503,912
603,000	FHLB	1.150 - 1.175	01/26/18	602,512
1,000,000	FHLB	0.010	01/29/18	999,004
720,000	FHLB	1.190 - 1.200	01/30/18	719,308
1,000,000	FHLB	1.220	02/07/18	998,746
500,000	FHLB	1.234	02/09/18	499,331
1,000,000	FHLB	0.010	02/12/18	998,536
588,000	FHLB	0.010	02/14/18	587,091
1,700,000	FHLB	0.010	02/16/18	1,697,193
795,000	FHLB	0.010	02/20/18	793,553
200,000	FHLB	0.010	02/23/18	199,619
1,000,000	FHLB	0.010	02/26/18	997,970
175,000	FHLB	0.010	02/27/18	174,626
465,000	FHLB	0.010	03/06/18	463,950
500,000	FHLB	0.010	03/09/18	498,790
1,000,000	FHLB	0.010	03/16/18	997,323
1,100,000	FHLB	0.010	03/28/18	1,096,531
878,000	Federal Home Loan Mortgage Corp (FHLMC)	1.065 - 1.100	01/09/18	877,789
1,000,000	FHLMC	0.750	01/12/18	999,888

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 1,495,000		FHLMC		1.090%	01/16/18	$1,494,321
1,000,000		FHLMC		1.100	01/22/18	999,358
542,000		FHLMC		1.125	01/26/18	541,577
1,990,000		FHLMC		0.010 -1.115	02/02/18	1,987,847
1,450,000		FHLMC		0.010 -1.110	02/05/18	1,448,383
285,000		FHLMC		0.010	02/06/18	284,648
500,000		FHLMC		1.105	02/09/18	499,401
176,000		FHLMC		1.100	02/21/18	175,726
500,000		FHLMC		1.160	03/01/18	499,049
278,000		FHLMC		0.010	03/12/18	277,303
294,000		FHLMC		0.010	04/11/18	292,938
1,000,000		FHLMC		0.010	04/12/18	996,325
288,000		FHLMC		0.010	04/18/18	286,879
250,000		Federal National Mortgage Association (FNMA)		1.045	01/03/18	249,985
1,550,000		FNMA		0.010 - 1.100	01/08/18	1,549,652
1,030,000		FNMA		1.060	01/23/18	1,029,333
500,000		FNMA		1.070	01/29/18	499,584
515,000		FNMA		0.010	02/07/18	514,322
500,000		FNMA		0.010	02/08/18	499,367
500,000		FNMA		0.010	02/20/18	499,139
1,239,000		FNMA		0.010	02/21/18	1,236,757
268,000		FNMA		0.010	02/28/18	267,439
840,000		FNMA		0.010	03/01/18	838,238
1,212,000		FNMA		0.010	03/07/18	1,209,163
1,760,000		FNMA		0.010	03/13/18	1,755,592

		TOTAL GOVERNMENT AGENCY DEBT				52,443,076

TREASURY DEBT - 21.2%
985,000		United States Cash Management Bill		0.010 -1.047	01/02/18	984,971
1,410,000		United States Treasury Bill		0.010 - 1.030	01/04/18	1,409,875
1,572,000		United States Treasury Bill		0.010 - 1.085	01/11/18	1,571,518
1,635,000		United States Treasury Bill		0.010 - 1.078	01/18/18	1,634,168
1,301,000		United States Treasury Bill		0.010 - 1.051	01/25/18	1,300,032
1,140,000		United States Treasury Bill		1.116 -1.180	02/01/18	1,138,849
225,000		United States Treasury Bill		1.051	02/08/18	224,751
200,000		United States Treasury Bill		0.010	02/15/18	199,682
1,100,000		United States Treasury Bill		0.010 - 1.175	02/22/18	1,098,064
800,000		United States Treasury Bill		0.010 - 1.130	03/08/18	798,226
500,000		United States Treasury Bill		0.010	06/21/18	496,580
915,000		United States Treasury Bill		0.010	07/19/18	907,575
1,000,000		United States Treasury Note		0.750	01/31/18	999,696
500,000		United States Treasury Note		0.875	01/31/18	499,880
1,170,000		United States Treasury Note		1.000	02/15/18	1,169,764
1,044,000		United States Treasury Note		0.750	02/28/18	1,043,326
1,000,000		United States Treasury Note		1.000	03/15/18	999,708
1,000,000		United States Treasury Note		1.125	06/15/18	999,149

		TOTAL TREASURY DEBT				17,475,814

VARIABLE RATE SECURITIES - 14.7%
500,000	i	Federal Agricultural Mortgage Corp (FAMC)	LIBOR 3 M - 0.230%	1.144	04/27/18	500,000
500,000	i	FAMC	LIBOR 1 M - 0.120%	1.432	05/25/18	500,000
500,000	i	FAMC	LIBOR 1 M - 0.120%	1.252	08/03/18	500,000
500,000	i	FAMC	LIBOR 1 M - 0.100%	1.261	11/01/18	500,000

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 300,000	i	FAMC	LIBOR 1 M - 0.075%	1.297%	02/04/19	$300,000
500,000	i	FAMC	EFFR + 0.010%	1.430	04/01/19	500,000
500,000	i	Federal Farm Credit Bank (FFCB)	EFFR + 0.110%	1.530	01/22/18	500,048
425,000	i	FFCB	LIBOR 1 M + 0.050%	1.422	02/02/18	424,959
250,000	i	FFCB	LIBOR 3 M - 0.030%	1.361	02/06/18	249,994
250,000	i	FFCB	LIBOR 1 M + 0.150%	1.702	02/23/18	249,995
500,000	i	FFCB	LIBOR 1 M - 0.100%	1.307	08/08/18	500,003
300,000	i	FFCB	FRED - 2.850%	1.650	08/10/18	300,037
300,000	i	FFCB	LIBOR 1 M + 0.030%	1.582	08/27/18	299,990
500,000	i	FFCB	LIBOR 1 M - 0.050%	1.441	09/17/18	499,964
500,000	i	FFCB	FRED - 3.020%	1.480	01/14/19	500,570
500,000	i	FFCB	LIBOR 3 M - 0.160%	1.199	01/15/19	500,000
500,000	i	FFCB	LIBOR 1 M - 0.110%	1.442	01/25/19	500,027
500,000	i	FFCB	FRED - 3.020%	1.480	03/27/19	500,682
500,000	i	FFCB	LIBOR 1 M - 0.125%	1.278	06/07/19	500,000
250,000	i	FFCB	FRED - 3.080%	1.420	06/27/19	250,037
250,000	i	FFCB	FRED - 3.080%	1.420	08/16/19	249,960
300,000	i	FFCB	US Treasury Bill 3 M + 0.050%	1.500	10/18/19	300,000
300,000	i	Federal Home Loan Bank (FHLB)	LIBOR 3 M - 0.150%	1.304	02/23/18	300,006
300,000	i	FHLB	LIBOR 3 M - 0.265%	1.098	04/20/18	300,004
500,000	i	FHLB	LIBOR 3 M - 0.200%	1.154	01/18/19	500,052
500,000	i	FHLB	LIBOR 1 M - 0.040%	1.495	02/22/19	500,318
400,000	i	FHLB	LIBOR 3 M - 0.235%	1.273	03/06/19	399,775
500,000	i	Federal Home Loan Mortgage Corp (FHLMC)	LIBOR 1 M - 0.160%	1.335	07/19/18	500,000
500,000	i	Federal National Mortgage Association (FNMA)	LIBOR 3 M - 0.030%	1.326	01/11/18	500,031

		TOTAL VARIABLE RATE SECURITIES				12,126,452

		TOTAL SHORT-TERM INVESTMENTS (Cost $82,045,342)				82,045,342

		TOTAL PORTFOLIO-99.6% (Cost $82,045,342)				82,045,342
		OTHER ASSETS & LIABILITIES, NET - 0.4%				365,366

		NET ASSETS - 100.0%				$82,410,708

Abbreviation(s):

EFFR	Effective Federal Funds Rate

FRED	Federal Bank Prime Loan Rate

LIBOR	London Interbank Offered Rates

M	Month

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

SHARES	SECURITY	VALUE

TIAA-CREF Life Funds – 99.9%(a)
FIXED INCOME - 49.9%
2,872,998	TIAA-CREF Life Bond Fund	$29,620,608

	TOTAL FIXED INCOME	29,620,608

INTERNATIONAL EQUITY - 10.0%

636,039	TIAA-CREF Life International Equity Fund	5,946,962

	TOTAL INTERNATIONAL EQUITY	5,946,962

U.S. EQUITY - 40.0%
367,163	TIAA-CREF Life Growth Equity Fund	5,378,934
330,516	TIAA-CREF Life Growth & Income Fund	5,936,069
336,520	TIAA-CREF Life Large-Cap Value Fund	5,300,196
87,831	TIAA-CREF Life Real Estate Securities Fund	1,192,747
74,859	TIAA-CREF Life Small-Cap Equity Fund	1,183,527
199,987	TIAA-CREF Life Stock Index Fund	4,735,686

	TOTAL U.S. EQUITY	23,727,159

	TOTAL TIAA-CREF LIFE FUNDS (Cost $52,602,220)	59,294,729

	TOTAL INVESTMENTS - 99.9% (Cost $52,602,220)	59,294,729
	OTHER ASSETS & LIABILITIES, NET - 0.1%	48,073

	NET ASSETS - 100.0%	$59,342,802

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current Code of Ethics

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 16, 2018	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 16, 2018	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: February 16, 2018	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer